As filed with the Securities and Exchange Commission on
                                February 1, 2005

                                                      1933 Act File No. 33-68704
                                                      1940 Act File No. 811-8006

                                    Form N-1A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /x/

                         Pre-Effective Amendment No. [ ]

                         Post-Effective Amendment No. 64

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /x/

                                Amendment No. 65


                          SCUDDER MG INVESTMENTS TRUST
               (Exact name of registrant as specified in charter)

                                One South Street
                            Baltimore, Maryland 21202
                                 (410) 895-5000

Daniel  O. Hirsch                               Burton M. Leibert, Esq.
Scudder MG Investments Trust                    Willkie, Farr & Gallagher LLP
One South Street                                787 Seventh Avenue
Baltimore, Maryland 21202                       New York, New York 10019
(Name and address of agent for service)         (Copies of Documents)

It is proposed that this filing will become effective (check appropriate box):

/_/   Immediately upon filing pursuant to paragraph (b)
/X/   On February 1, 2005 pursuant to paragraph (b)
/_/   On ________________ pursuant to paragraph (a)(1)
/_/   75 days after filing pursuant to paragraph (a)(2)
/_/   On ________________ pursuant to paragraph (a)(3) of Rule 485

      If appropriate, check the following box:

/_/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                                                     SCUDDER
                                                                     INVESTMENTS

                           Small/Aggressive Growth II


Prospectus

--------------------------------------------------------------------------------
                           February 1, 2005
--------------------------------------------------------------------------------

                           Scudder Micro Cap Fund
                           Classes A, B and C

                           Scudder Mid Cap Growth Fund
                           Classes A, B, C and R

                           Scudder Small Cap Growth Fund
                           Classes A, B, C and R

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Funds Work                          How to Invest in the Funds

     4  Scudder Micro Cap Fund                  44  Choosing a Share Class

    11  Scudder Mid Cap Growth Fund             51  How to Buy Class A, B and
                                                    C Shares
    19  Scudder Small Cap Growth
        Fund                                    52  How to Exchange  or Sell
                                                    Class A, B and C Shares
    27  Other Policies and Secondary
        Risks                                   53  How to Buy or Sell
                                                    Class R Shares
    29  Who Manages and Oversees
        the Funds                               54  Policies You Should Know
                                                    About
    32  Financial Highlights
                                                66  Understanding Distributions
                                                    and Taxes

How the Funds Work

On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Classes A, B and C shares are generally intended for investors seeking the advice and assistance of a financial advisor. Class R shares are only available to participants in certain retirement plans.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                 Class A     Class B     Class C

                               ticker symbol     SMFAX       SMFBX       SMFCX

                                 fund number     489         689         789

Scudder Micro Cap Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks capital appreciation.


Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of US micro capitalization companies. For the purposes of this 80% limitation, the micro capitalization equity universe is defined as the bottom 5% of the total domestic equity market capitalization (at the time of initial investment) using a minimum market capitalization of $10 million. The fund may invest up to 20% of its total assets in the securities of foreign companies that would be considered to be in the bottom 5% in terms of market capitalization in the US equity market (subject to a $10 million market capitalization minimum).

The fund invests primarily in equity securities of US micro capitalization growth-oriented companies. The managers focus on individual security selection rather than industry selection. The managers use an active process which combines financial analysis with company visits to evaluate management and strategies. Each manager has specific sector responsibilities with investment discretion over securities within their sectors.


--------------------------------------------------------------------------------


OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market (see "Secondary risks" for more information).

Company research lies at the heart of our investment process. The managers use a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

o The managers focus on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

o The managers emphasize individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

o The managers generally seek companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.


The fund follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

o    the stock price reaches a portfolio manager's expectations;

o    there is a material change in the company's fundamentals;

o    the managers believe other investments offer better opportunities; or

o the market capitalization of a stock distorts the weighted average market capitalization of the fund.


The fund may also invest up to 20% of its assets in high quality debt instruments and money market instruments with remaining maturities of one year or less, including repurchase agreements. The fund may invest up to 5% of its net assets in non-convertible bonds and preferred stocks that the managers believe to be of high quality.

The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the micro capitalization portion of the US stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get an attractive price for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.


Micro Capitalization Company Risk. The fund's investments in micro capitalization companies will be more susceptible to share price fluctuations since micro capitalization company stocks tend to experience steeper fluctuations in price -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity in micro company investing -- can also pose added risk. Industry-wide reversals may have a greater impact on micro capitalization companies, since they lack a large company's financial resources. Micro capitalization companies may have limited product lines and markets. They may also have shorter operating histories and more volatile businesses and may be more dependent on key personnel. Finally, micro capitalization company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a micro capitalization company's shares may be more difficult to sell.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of capital appreciation.

Foreign Securities Risk. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the prices of its securities, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance:

o derivatives could produce disproportionate losses (see "Secondary risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is June 28, 2002. In the bar chart, the performance figures for Class A before that date are based on the historical performance of the fund's original share class (Institutional Class), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of the Institutional Class, adjusted to reflect both the higher gross total annual operating expenses and the current applicable sales charges for Class A, B and C. Institutional Class shares are offered in a different prospectus, which is available upon request.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Micro Cap Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                    Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1997       19.53
1998        0.95
1999       77.08
2000        2.96
2001       15.08
2002      -27.19
2003       40.66
2004       12.71


For the periods included in the bar chart:


Best Quarter: 29.66%, Q4 1999             Worst Quarter: -24.17%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2004
--------------------------------------------------------------------------------
                                                                       Since
                                        1 Year         5 Years        Inception*
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

  Return before Taxes                    6.23            5.21          13.65
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                          4.49            4.27          12.14
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of Fund
  Shares                                 3.75            3.97          11.23
--------------------------------------------------------------------------------
Class B (Return before Taxes)            8.85            5.51          13.63
--------------------------------------------------------------------------------
Class C (Return before Taxes)           11.85            5.67          13.63
--------------------------------------------------------------------------------
Index 1 (reflects no deductions         14.31           -3.57           3.96
for fees, expenses or taxes)
--------------------------------------------------------------------------------
Index 2 (reflects no deductions
for fees, expenses or taxes)            18.33            6.61           8.99
--------------------------------------------------------------------------------


Index 1: Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq.**

Index 2: Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization.

* Since December 18, 1996 (inception date of Institutional Class). Index comparison begins on December 31, 1996.

** On July 1, 2004, the Russell 2000 Growth Index replaced the Russell 2000 Index as the fund's benchmark index because the advisor believes it is more appropriate to measure the fund's performance against the Russell 2000 Growth Index as it more accurately reflects the fund's investment strategy.


Total returns from inception through 2004 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial representative or (800) 621-1048 or visit our Web site at www.scudder.com.


--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.
--------------------------------------------------------------------------------
Fee Table                                   Class A      Class B       Class C
--------------------------------------------------------------------------------


Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as % of offering price)            5.75%         None         None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (as % of redemption proceeds)          None^1       4.00%        1.00%
--------------------------------------------------------------------------------
Redemption/Exchange fee on shares owned
less than 30 days (as % of redemption
proceeds)^2                                   2.00          2.00         2.00
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                1.50%         1.50%        1.50%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee              0.25          0.75         0.75
--------------------------------------------------------------------------------
Other Expenses^3                              0.40          0.65         0.65
--------------------------------------------------------------------------------
Total Annual Operating Expenses               2.15          2.90         2.90
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement^4           0.41          0.41         0.41
--------------------------------------------------------------------------------
Net Annual Operating Expenses^4               1.74          2.49         2.49
--------------------------------------------------------------------------------


^1 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed during the next six months following purchase.


^2 This fee is charged on applicable redemptions or exchanges. Please see "Policies about transactions" for further information.

^3   Includes a 0.25% shareholder servicing fee for Class B and Class C shares.

^4 The advisor and administrator have contractually agreed to waive their fees or reimburse expenses until January 31, 2006, so that total operating expenses will not exceed 1.74% for Class A shares and 2.49% for Class B and C shares, excluding certain expenses such as extraordinary expenses, interest, brokerage and taxes.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example               1 Year          3 Years         5 Years        10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------

Class A shares          $742          $1,172          $1,628          $2,885
--------------------------------------------------------------------------------
Class B shares           652           1,159           1,629           2,854
--------------------------------------------------------------------------------
Class C shares           352             859           1,492           3,194
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares          $742          $1,172          $1,628          $2,885
--------------------------------------------------------------------------------
Class B shares           252             859           1,492           2,854
--------------------------------------------------------------------------------
Class C shares           252             859           1,492           3,194
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Class A    Class B     Class C     Class R

                    ticker symbol     SMCAX      SMCBX       SMCCX       SMCRX

                      fund number     483        683         783         1500

Scudder Mid Cap Growth Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks long-term capital growth.

Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in companies with market caps within the market capitalization range of the Russell Mid Cap Growth Index or securities with equity characteristics that provide exposure to those companies. It may also invest in convertible securities when it is more advantageous than investing in a company's common stock. The managers believe these companies contain the greatest concentration of businesses with significant growth prospects.


The fund invests primarily in equity securities of medium-sized growth-oriented companies. The managers focus on individual security selection rather than industry selection. The managers use an active process which combines financial analysis with company visits to evaluate management and strategies. Each manager has specific sector responsibilities with investment discretion over securities within their sectors.

Company research lies at the heart of the investment process. The managers use a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection.


--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market (see "Secondary risks" for more information).

o The managers focus on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

o The managers emphasize individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

o The managers generally seek companies with leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.


The fund follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

o    the stock price reaches a portfolio manager's expectations;

o    there is a material change in the company's fundamentals;

o    the managers believe other investments offer better opportunities; or

o the market capitalization of a stock distorts the weighted average market capitalization of the fund.

The fund may also invest up to 20% of its assets in stocks and other securities of companies based outside the US. The fund may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the medium-sized capitalization portion of the US stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.


Medium-Sized Company Risk. Medium-sized company stocks tend to experience steeper price fluctuations -- down as well as up -- than stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a medium-sized company's shares.


Foreign Securities Risk. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of long-term capital growth.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the prices of its securities, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance:

o derivatives could produce disproportionate losses (see "Secondary risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares was June 28, 2002. The inception date for Class R shares was July 1, 2003. In the bar chart, the performance figures for Class A before its inception date are based on the historical performance of the fund's original share class (Investment Class), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Investment Class, adjusted to reflect both the higher gross total annual operating expenses for Class A, B, C or R and the current applicable sales charges of Classes A, B, and C. Investment Class shares are offered in a different prospectus, which is available upon request.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for Class R shares or for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Mid Cap Growth Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                        Class A
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1995       37.43
1996        8.68
1997       14.46
1998       18.51
1999       49.68
2000       -1.70
2001      -13.37
2002      -20.49
2003       28.34
2004        9.84



For the periods included in the bar chart:


Best Quarter: 29.95%, Q4 1999             Worst Quarter: -19.58%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2004
--------------------------------------------------------------------------------

                                        1 Year         5 Years        10 Years
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

  Return before Taxes                    3.52           -2.09          10.56
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                          3.52           -2.24           7.71
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of Fund
  Shares                                 0.28          -2.00*           7.62
--------------------------------------------------------------------------------
Class B (Return before Taxes)            5.98           -1.99          10.17
--------------------------------------------------------------------------------
Class C (Return before Taxes)            8.90           -1.81          10.16
--------------------------------------------------------------------------------
Class R (Return before Taxes)            9.52           -1.21          10.91
--------------------------------------------------------------------------------
Index 1 (reflects no deductions
for fees, expenses or taxes)            15.48           -3.36          11.23
--------------------------------------------------------------------------------
Index 2 (reflects no deductions
for fees, expenses or taxes)            16.48            9.54          16.10
--------------------------------------------------------------------------------

Index 1: Russell Mid Cap Growth Index, an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.**

Index 2: S&P Mid Cap 400 Index is an unmanaged index that tracks the stock movement of 400 mid-sized US companies.


* Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.


** On August 20, 2004, the Russell Mid Cap Growth Index replaced the S&P Mid Cap 400 Index as the fund's benchmark index because the advisor believes it is more appropriate to measure the fund's performance against the Russell Mid Cap Growth Index as it more accurately reflects the fund's investment strategy.

Total returns from inception through 2004 would have been lower if operating expenses hadn't been reduced.


--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial representative or (800) 621-1048 or visit our Web site at www.scudder.com.


--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                            Class A     Class B    Class C     Class R
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as % of
offering price)                        5.75%      None        None       None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales
Charge (Load) (as % of redemption
proceeds)                             None^1      4.00%       1.00%      None
--------------------------------------------------------------------------------

Redemption/Exchange fee on shares
owned less than 30 days (as % of
redemption proceeds)^2                 2.00        2.00        2.00      2.00%

--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------

Management Fee^3                       0.63%       0.63%       0.63%      0.63%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee^4     0.25        0.75        0.75       0.50
--------------------------------------------------------------------------------
Other Expenses^5, ^6                   0.44        0.69        0.69       0.44
--------------------------------------------------------------------------------
Total Annual Operating Expenses        1.32        2.07        2.07       1.57
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement^7    0.07        0.07        0.07       0.07
--------------------------------------------------------------------------------
Net Annual Operating Expenses^7        1.25        2.00        2.00       1.50
--------------------------------------------------------------------------------


^1 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed during the next six months following purchase.

^2 This fee is charged on applicable redemptions or exchanges. Please see "Policies about transactions" for further information.


^3 Restated to reflect a new management fee schedule that became effective on December 20, 2004.

^4   Includes a shareholder servicing fee for Class R shares of up to 0.25%.

^5 Includes a shareholder servicing fee for Class B and Class C shares of up to 0.25%.

^6 Restated and estimated to reflect the consummation of a merger on December 20, 2004.

^7 The advisor and administrator have contractually agreed to waive their fees or reimburse expenses until January 31, 2008, so that total operating expenses will not exceed 1.25% for Class A shares, 2.00% for Class B and C shares and 1.50% for Class R shares, excluding certain expenses such as extraordinary expenses, interest, brokerage and taxes.

Based on the costs above (including one year of capped expenses in the "1 Year" period and three years of capped expenses in each of the "3 Years," "5 Years" and "10 Years" periods), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example               1 Year          3 Years         5 Years        10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------

Class A shares          $695            $950          $1,238          $2,057
--------------------------------------------------------------------------------
Class B shares           603             928           1,294           2,015
--------------------------------------------------------------------------------
Class C shares           303             628           1,094           2,383
--------------------------------------------------------------------------------
Class R shares           153             475             836           1,851
--------------------------------------------------------------------------------


Expenses, assuming you kept your shares
--------------------------------------------------------------------------------

Class A shares          $695            $950          $1,238          $2,057
--------------------------------------------------------------------------------
Class B shares           203             628           1,094           2,015
--------------------------------------------------------------------------------
Class C shares           203             628           1,094           2,383
--------------------------------------------------------------------------------
Class R shares           153             475             836           1,851
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Class A    Class B     Class C     Class R

                    ticker symbol     SSDAX      SSDBX       SSDCX       SSDRX

                      fund number     471        671         771         1511

Scudder Small Cap Growth Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks long-term capital growth.


Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of US smaller capitalization companies. For purposes of this 80% investment limitation, the small capitalization equity universe is defined as the bottom 20% of the total domestic equity market capitalization (at the time of initial investment), using a minimum market capitalization of $10 million.

The fund invests primarily in equity securities of US smaller capitalization companies. The managers focus on individual security selection rather than industry selection. The managers use an active process which combines financial analysis with company visits to evaluate management and strategies. Each portfolio manager has specific sector responsibilities with investment discretion over the securities within sectors.


Company research lies at the heart of our investment process. The managers use a "bottom-up" approach to picking securities. This approach focuses on individual stock selection.

o The managers focus on stocks with superior growth prospects and above average near-to-intermediate term performance potential.

o The managers emphasize individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help to meet shareholder redemptions or other needs while maintaining exposure to the market (see "Secondary risks" for more information).

o The managers generally seek companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

The managers look primarily for financial attributes that set these companies apart:

o    estimated above-average growth in revenues and earnings; and

o a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.


The fund follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

o    the stock price reaches a portfolio manager's expectations;

o    there is a material change in the company's fundamentals;

o    the managers believe other investments offer better opportunities; or

o the market capitalization of a stock distorts the weighted average market capitalization of the fund.

The fund may also invest up to 20% of its assets in the stocks of non-US companies and large capitalization stocks. The fund may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the small company portion of the US stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.


Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a small company's shares.


Foreign Securities Risk. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of long-term capital growth.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the prices of its securities, you may not receive the full market value for your fund shares when you sell.


Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


Another factor that could affect performance:

o derivatives could produce disproportionate losses (see "Secondary risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares was June 28, 2002. The inception date for Class R shares was October 1, 2003. In the bar chart, the performance figures for Class A before its inception date are based on the historical performance of the fund's original share class (Investment Class), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Investment Class, adjusted to reflect both the higher gross total annual operating expenses for Class A, B, C or R and the current applicable sales charge of Classes A, B, and C. Investment Class shares are offered in a different prospectus, which is available upon request.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for Class R shares or for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Small Cap Growth Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                        Class A
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1995       58.57
1996        6.90
1997       13.16
1998        6.15
1999       44.75
2000       10.28
2001       -8.56
2002      -22.31
2003       21.68
2004       13.29



For the periods included in the bar chart:


Best Quarter: 30.11%, Q3 1997             Worst Quarter: -24.39%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2004
--------------------------------------------------------------------------------

                                        1 Year         5 Years        10 Years
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

  Return before Taxes                    6.77            0.35          11.61
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                          6.66           -0.18           9.99
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of Fund
  Shares                                 2.54           -0.19           9.41
--------------------------------------------------------------------------------
Class B (Return before Taxes)            9.41            0.59          11.43
--------------------------------------------------------------------------------
Class C (Return before Taxes)           12.41            0.79          11.43
--------------------------------------------------------------------------------
Class R (Return before Taxes)           13.04            1.23          11.89
--------------------------------------------------------------------------------
Index 1 (reflects no deductions
for fees, expenses or taxes)            14.31           -3.57           7.12
--------------------------------------------------------------------------------
Index 2 (reflects no deductions
for fees, expenses or taxes)            18.33            6.61          11.54

--------------------------------------------------------------------------------

Index 1: Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq.* Index 2: Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2000 smallest companies of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization.

* On July 1, 2004, the Russell 2000 Growth Index replaced the Russell 2000 Index as the fund's benchmark index because the advisor believes it is more appropriate to measure the fund's performance against the Russell 2000 Growth Index as it more accurately reflects the fund's investment strategy.


Total returns from inception through 2004 would have been lower if operating expenses hadn't been reduced.


--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial representative or (800) 621-1048 or visit our Web site at www.scudder.com.


--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                            Class A     Class B    Class C     Class R
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as % of
offering price)                    5.75%     None        None          None
--------------------------------------------------------------------------------
Maximum Contingent Deferred      None^1       4.00%       1.00%        None
Sales Charge (Load) (as % of
redemption proceeds)
--------------------------------------------------------------------------------

Redemption/Exchange fee on
shares owned less than 30
days (as % of redemption
proceeds)^2                       2.00       2.00        2.00       2.00%

--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------

Management Fee                    0.65%      0.65%       0.65%       0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1)       0.25       0.75        0.75        0.50
Fee^3
--------------------------------------------------------------------------------
Other Expenses^4, ^5               0.47       0.72        0.72        0.47
--------------------------------------------------------------------------------
Total Annual Operating             1.37       2.12        2.12        1.62
Expenses
--------------------------------------------------------------------------------
Less Expense Waiver/               0.12       0.12        0.12        0.12
Reimbursement^6
--------------------------------------------------------------------------------
Net Annual Operating Expenses6     1.25       2.00        2.00        1.50
--------------------------------------------------------------------------------



^1 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed during the next six months following purchase.


^2 This fee is charged on applicable redemptions or exchanges. Please see "Policies about transactions" for further information.

^3   Includes a shareholder servicing fee for Class R shares of up to 0.25%.

^4 Includes a shareholder servicing fee for Class B and Class C shares of up to 0.25%. -

^5 Restated and estimated to reflect the consummation of a merger on December 20, 2004.

^6 The advisor and administrator have contractually agreed to waive their fees or reimburse expenses until January 31, 2010, so that total operating expenses will not exceed 1.25% for Class A shares, 2.00% for Class B and C shares and 1.50% for Class R shares, excluding certain expenses such as extraordinary expenses, interest, brokerage and taxes.

Based on the costs above (including one year of capped expenses in the "1 Year" period, three years of capped expenses in the "3 Years" period and five years of capped expenses in both the "5 Years" and "10 Years" periods), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example               1 Year          3 Years         5 Years        10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------

Class A shares          $695            $948          $1,219          $2,064
--------------------------------------------------------------------------------
Class B shares           603             926           1,274           2,020
--------------------------------------------------------------------------------
Class C shares           303             626           1,074           2,387
--------------------------------------------------------------------------------
Class R shares           152             473             816           1,858

--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------

Class A shares          $695            $948          $1,219          $2,064
--------------------------------------------------------------------------------
Class B shares           203             626           1,074           2,020
--------------------------------------------------------------------------------
Class C shares           203             626           1,074           2,387
--------------------------------------------------------------------------------
Class R shares           152             473             816           1,858
--------------------------------------------------------------------------------

Other Policies and Secondary Risks


While the sections on the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about.


Other policies

o Although major changes tend to be infrequent, a fund's Board could change that fund's investment goal without seeking shareholder approval. In addition, the applicable Board will provide shareholders with at least 60 days' notice prior to making any changes to the 80% investment policy, as described herein, of each fund.

o As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market investments or other short-term bonds that offer comparable safety, or cash (Scudder Micro Cap Fund only). In addition, as a temporary defensive position, Scudder Mid Cap Growth Fund and Scudder Small Cap Growth Fund may each invest up to 100% of assets in the common stock of larger companies, or in fixed-income securities. This could prevent losses, but, while engaged in a temporary defensive position, a fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o Each fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible securities.


o The funds may trade securities actively. This could raise transaction costs (thus lowering return) and could result in higher taxable distributions.


o Each fund may use hedging transactions to attempt to reduce specific risks. For example, to protect a fund against circumstances that would normally cause the fund's portfolio securities to decline in value, the fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. A fund's ability to hedge may be limited by the costs of the derivatives contracts. A fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Each fund's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). Each fund's Statement of Additional Information includes a description of the policies and procedures with respect to the disclosure of each fund's portfolio holdings.

Who Manages and Oversees the Funds

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. ("DeAM, Inc."), Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, assets classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


The investment advisor

DeAM, Inc. is the investment advisor for each fund. Under the supervision of each fund's Board of Trustees, DeAM, Inc., with headquarters at 345 Park Avenue, New York, NY 10154, makes each fund's investment decisions, buys and sells securities for each fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. provides a full range of global investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


The advisor receives a management fee from each fund. Below are the actual rates paid by each fund net of fee waivers for the most recent fiscal year, as a percentage of each fund's average daily net assets:


---------------------------------------------------------------------
Fund Name                                              Fee Paid
---------------------------------------------------------------------
Scudder Micro Cap Fund                                 1.10%
---------------------------------------------------------------------
Scudder Mid Cap Growth Fund                            0.55%
---------------------------------------------------------------------
Scudder Small Cap Growth Fund                          0.55%
---------------------------------------------------------------------

Prior to December 20, 2004, Scudder Mid Cap Growth Fund paid the investment advisor an annual rate of 0.65% of the fund's average daily net assets. Effective December 20, 2004, Scudder Mid Cap Growth Fund pays the investment advisor a monthly fee at an annual rate of:

---------------------------------------------------------------------
Average Daily Net Assets                                 Fee Rate
---------------------------------------------------------------------

Investment Management Fee
---------------------------------------------------------------------
$0 - $500 million                                         0.65%
---------------------------------------------------------------------
$500 million - $1.5 billion                               0.60%
---------------------------------------------------------------------
$1.5 billion - $11.5 billion                              0.55%
---------------------------------------------------------------------
over $11.5 billion                                        0.51%
---------------------------------------------------------------------


The portfolio managers

The following people handle the day-to-day management of each fund.


Samuel A. Dedio                     Robert S. Janis
Managing Director of Deutsche       Managing Director of Deutsche
Asset Management and Co-Lead        Asset Management and Co-Lead
Portfolio Manager of the funds.     Portfolio Manager of the funds.
o   Joined Deutsche Asset           o   Joined Deutsche Asset
    Management in 1999 after            Management and the funds in
    eight years of experience,          2004.
    formerly serving as analyst     o   Previously served as
    at Ernst & Young LLP,               portfolio manager for ten
    Evergreen Asset Management          years at Credit Suisse
    and Standard & Poor's Corp.         Asset Management (or at its
o   Over 13 years of investment         predecessor, Warburg Pincus
    industry experience.                Asset Management).
o   MS, American University,        o   Over 20 years of investment
    Kogod School of Business.           industry experience.
o   Joined the funds in 2002.       o   MBA, University of
                                        Pennsylvania, Wharton
                                         School.

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Financial Highlights


These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the back cover).


Scudder Micro Cap Fund -- Class A


--------------------------------------------------------------------------------
 Years Ended September 30,                          2004      2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period               $18.69    $14.07   $18.24
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                     (.31)     (.18)     03
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                            2.61      4.80    (4.20)
--------------------------------------------------------------------------------
  Total from investment operations                   2.30      4.62    (4.17)
--------------------------------------------------------------------------------
Net asset value, end of period                     $20.99    $18.69   $14.07
--------------------------------------------------------------------------------
Total Return (%)^c                                  12.37     32.84    (22.86)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 22        11       .6
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      2.15      2.16     2.22*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       1.74      1.74     1.74*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)          (1.47)    (1.09)      70*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                            99        74       66
-------------------------------------------------------------------------------

^a For the period June 28, 2002 (commencement of operations of Class A shares) to September 30, 2002.

^b   Based on average shares outstanding during the period.

^c Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

*    Annualized

**   Not annualized

Scudder Micro Cap Fund -- Class B


--------------------------------------------------------------------------------
 Years Ended September 30,                           2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period               $18.52    $14.04   $18.24
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                     (.46)     (.30)   (.00)^c
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                            2.58      4.78   (4.20)
--------------------------------------------------------------------------------
  Total from investment operations                   2.12      4.48   (4.20)
--------------------------------------------------------------------------------
Net asset value, end of period                     $20.64    $18.52   $14.04
--------------------------------------------------------------------------------
Total Return (%)^d                                  11.56     31.91   (23.03)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  5         3       .3
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      2.90      2.91     2.97*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       2.49      2.49     2.49*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           (2.22)    (1.84)   (.05)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                            99        74       66
--------------------------------------------------------------------------------

^a For the period June 28, 2002 (commencement of operations of Class B shares) to September 30, 2002.

^b   Based on average shares outstanding during the period.

^c   Amount is less than $0.005.

^d Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

*    Annualized

**   Not annualized

Scudder Micro Cap Fund -- Class C


--------------------------------------------------------------------------------
 Years Ended September 30,                            2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period               $18.51    $14.04   $18.24
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                     (.46)     (.31)   (.00)^c
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                            2.59      4.78   (4.20)
--------------------------------------------------------------------------------
  Total from investment operations                   2.13      4.47   (4.20)
--------------------------------------------------------------------------------
Net asset value, end of period                     $20.64    $18.51   $14.04
--------------------------------------------------------------------------------
Total Return (%)^d                                  11.56     31.84   (23.03)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 14         5       .3
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      2.90      2.91     2.97*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       2.49      2.49     2.49*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           (2.22)    (1.84)   (.05)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                            99        74       66
--------------------------------------------------------------------------------

^a For the period June 28, 2002 (commencement of operations of Class C shares) to September 30, 2002.

^b   Based on average shares outstanding during the period.

^c   Amount is less than $0.005.

^d Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

*    Annualized

**   Not annualized

Scudder Mid Cap Growth Fund -- Class A


--------------------------------------------------------------------------------
 Years Ended September 30,                            2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period               $11.46    $ 9.31   $11.49
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                    (.10)     (.08)    (.01)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                             .70      2.23   (2.17)
--------------------------------------------------------------------------------
  Total from investment operations                    .60      2.15   (2.18)
--------------------------------------------------------------------------------
Net asset value, end of period                     $12.06    $11.46   $ 9.31
--------------------------------------------------------------------------------
Total Return (%)^c                                   5.24     23.09   (18.97)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                242       212       .6
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      1.35      1.34     1.48*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       1.25      1.25     1.25*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            (.86)     (.74)   (.63)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                           116        82     120^d
--------------------------------------------------------------------------------

^a For the period June 28, 2002 (commencement of operations of Class A shares) to September 30, 2002.

^b   Based on average shares outstanding during the period.

^c Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

^d On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Growth Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.

*    Annualized

**   Not annualized

Scudder Mid Cap Growth Fund -- Class B


--------------------------------------------------------------------------------
 Years Ended September 30,                          2004      2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period              $11.35    $ 9.29    $11.49
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                    (.19)     (.15)     (.03)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                            .70      2.21     (2.17)
--------------------------------------------------------------------------------
  Total from investment operations                   .51      2.06     (2.20)
--------------------------------------------------------------------------------
Net asset value, end of period                    $11.86    $11.35    $ 9.29
--------------------------------------------------------------------------------
Total Return (%)^c                                  4.49     22.17    (19.15)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 9         6        .3
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)     2.10      2.09      2.22*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)      2.00      2.00      2.00*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)          (1.61)    (1.49)    (1.38)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                          116        82      120^d
--------------------------------------------------------------------------------

^a For the period June 28, 2002 (commencement of operations of Class B shares) to September 30, 2002.

^b   Based on average shares outstanding during the period.

^c Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

^d On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Growth Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.

*    Annualized

**   Not annualized

Scudder Mid Cap Growth Fund -- Class C


--------------------------------------------------------------------------------
 Years Ended September 30,                          2004      2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period              $11.35    $ 9.29    $11.49
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                    (.19)     (.16)     (.03)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                            .69      2.22     (2.17)
--------------------------------------------------------------------------------
  Total from investment operations                   .50      2.06     (2.20)
--------------------------------------------------------------------------------
Net asset value, end of period                    $11.85    $11.35    $ 9.29
--------------------------------------------------------------------------------
Total Return (%)^c                                  4.41     22.17    (19.15)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 8         5        .1
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)     2.10      2.09     2.20*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)      2.00      2.00     2.00*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)          (1.61)    (1.49)    (1.38)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                          116        82      120^d
--------------------------------------------------------------------------------

^a For the period June 28, 2002 (commencement of operations of Class C shares) to September 30, 2002.

^b   Based on average shares outstanding during the period.

^c Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

^d On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Growth Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.

*    Annualized

**   Not annualized

Scudder Mid Cap Growth Fund -- Class R


--------------------------------------------------------------------------------
 Years Ended September 30,                                   2004     2003^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                        $11.45    $10.78
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                              (.13)     (.03)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                 .71       70
--------------------------------------------------------------------------------
  Total from investment operations                             .58       67
--------------------------------------------------------------------------------
Net asset value, end of period                              $12.03    $11.45
--------------------------------------------------------------------------------
Total Return (%)^c                                            5.07      6.22**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                          .5       01
--------------------------------------------------------------------------------
Ratio of expenses, before expense reductions (%)              1.60      1.59*
--------------------------------------------------------------------------------
Ratio of expenses, after expense reductions (%)               1.50      1.50*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                   (1.11)     (1.12)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    116        82
--------------------------------------------------------------------------------

^a For the period July 1, 2003 (commencement of operations of Class R shares) to September 30, 2003.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Scudder Small Cap Growth Fund -- Class A


--------------------------------------------------------------------------------
 Years Ended September 30,                           2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period               $19.74    $16.58   $20.69
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                     (.20)     (.16)    (.03)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                            1.75      3.32    (4.08)
--------------------------------------------------------------------------------
  Total from investment operations                   1.55      3.16    (4.11)
--------------------------------------------------------------------------------
Net asset value, end of period                     $21.29    $19.74   $16.58
--------------------------------------------------------------------------------
Total Return (%)^c                                   7.95     19.06   (19.86)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 40        25       .6
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      1.35      1.37     1.37*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       1.25      1.25     1.25*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           (.93)     (.90)     (.75)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                           116        74       87^d
--------------------------------------------------------------------------------

^a For the period June 28, 2002 (commencement of operations of Class A shares) to September 30, 2002.

^b   Based on average shares outstanding during the period.

^c Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

^d On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Growth Fund as a stand-alone fund in addition to the Small Cap Portfolio.

*    Annualized

**   Not annualized

Scudder Small Cap Growth Fund -- Class B


--------------------------------------------------------------------------------
 Years Ended September 30,                           2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period               $19.56    $16.55   $20.69
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                     (.36)     (.30)    (.06)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                            1.74      3.31    (4.08)
--------------------------------------------------------------------------------
  Total from investment operations                   1.38      3.01    (4.14)
--------------------------------------------------------------------------------
Net asset value, end of period                     $20.94    $19.56   $16.55
--------------------------------------------------------------------------------
Total Return (%)^c                                   7.16     18.19    (20.01)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  3         2       .3
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      2.10      2.12     2.12*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       2.00      2.00     2.00*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)          (1.68)    (1.65)    (1.50)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                           116        74       87^d
--------------------------------------------------------------------------------

^a For the period June 28, 2002 (commencement of operations of Class B shares) to September 30, 2002.

^b   Based on average shares outstanding during the period.

^c Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

^d On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Growth Fund as a stand-alone fund in addition to the Small Cap Portfolio.

*    Annualized

**   Not annualized

Scudder Small Cap Growth Fund -- Class C


--------------------------------------------------------------------------------
 Years Ended September 30,                           2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period               $19.56    $16.55   $20.69
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                     (.36)     (.30)    (.06)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                            1.74      3.31   (4.08)
--------------------------------------------------------------------------------
  Total from investment operations                   1.38      3.01   (4.14)
--------------------------------------------------------------------------------
Net asset value, end of period                     $20.94    $19.56   $16.55
--------------------------------------------------------------------------------
Total Return (%)^c                                   7.16     18.19    (20.01)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  5         2       .1
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      2.10      2.12     2.12*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       2.00      2.00     2.00*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)          (1.68)    (1.65)   (1.50)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                            116        74      87^d
--------------------------------------------------------------------------------

^a For the period June 28, 2002 (commencement of operations of Class C shares) to September 30, 2002.

^b   Based on average shares outstanding during the period.

^c Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

^d On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Growth Fund as a stand-alone fund in addition to the Small Cap Portfolio.

*    Annualized

**   Not annualized

Scudder Small Cap Growth Fund -- Class R


--------------------------------------------------------------------------------
                                                                        2004^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $20.06
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                       (.25)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    1.48
--------------------------------------------------------------------------------
  Total from investment operations                                      1.23
--------------------------------------------------------------------------------
Net asset value, end of period                                        $21.29
--------------------------------------------------------------------------------
Total Return (%)^c                                                      6.13**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     1
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                         1.60*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                          1.50*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                              (1.14)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              116
--------------------------------------------------------------------------------

^a For the period October 1, 2003 (commencement of operations of Class R shares) to September 30, 2004.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

This prospectus offers four share classes for each fund, except Scudder Micro Cap Fund, which offers three classes. Each class has its own fees and expenses, offering you a choice of cost structures. The funds offer other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services. Class R shares are only available to participants in certain retirement plans.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

================================================================================
Classes A, B, C and R features            Points to help you compare
================================================================================
Class A

o Sales charges of up to 5.75%, charged   o Some investors may be able to reduce
  when you buy shares                       or eliminate their sales charges;
                                            see next page
o In most cases, no charges when you
  sell shares                             o Total annual operating expenses are
                                            lower than those for Class B or

o 0.25% distribution fee                    Class C

================================================================================
Class B

o No charges when you buy shares          o The deferred sales charge rate falls
                                            to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o Shares automatically convert to
  you bought within the last six years      Class A after six years, which means
                                            lower annual expenses going forward

o 0.75% annual distribution fee and up
  to 0.25% annual shareholder servicing
  fee

================================================================================
Class C

o No charges when you buy shares          o The deferred sales charge rate is
                                            lower than Class B, but your shares
o Deferred sales charge of 1.00%,           never convert to Class A, so annual
  charged when you sell shares you          expenses remain higher
  bought within the last year


o 0.75% annual distribution fee and up
  to 0.25% annual shareholder servicing
  fee

================================================================================
Class R

o No charges when you buy or sell shares  o Class R is only available to participants in certain retirement
                                            plans

o 0.25% annual distribution fee and up
  to 0.25% annual shareholder servicing
  fee

================================================================================



Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, a fund's advisor or its affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services. Financial advisors may also receive compensation from the fund for the services they provide to their clients.

Class A shares



Class A shares have a 12b-1 plan, under which a distribution fee of 0.25% is deducted from class assets each year. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and cost you more than paying other types of sales charges.

Class A shares have an up-front sales charge that varies with the amount you invest:


---------------------------------------------------------------------
                            Front-end Sales       Front-end Sales
                            Charge as % of      Charge as % of your
Your investment             offering price*       net investment
---------------------------------------------------------------------
Up to $50,000                    5.75                  6.10
---------------------------------------------------------------------
$50,000-$99,999                  4.50                  4.71
---------------------------------------------------------------------
$100,000-$249,999                3.50                  3.63
---------------------------------------------------------------------
$250,000-$499,999                2.60                  2.67
---------------------------------------------------------------------
$500,000-$999,999                2.00                  2.04
---------------------------------------------------------------------
$1 million or more       See below and next page
---------------------------------------------------------------------


*    The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $50,000 in Class A shares (including Class A shares in other retail Scudder funds) over the next 24 months ("Letter of Intent")

o the amount of Class A shares you already own (including Class A shares in other retail Scudder funds) plus the amount you're investing now in Class A shares is at least $50,000 ("Cumulative Discount")


o you are investing a total of $50,000 or more in Class A shares of several retail Scudder funds on the same day ("Combined Purchases")


The point of these three features is to let you count investments made at other times and in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Scudder family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.


To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.


For more information about sales charge discounts, please visit www.scudder.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase and Redemption of Shares" in the funds' Statement of Additional Information.

You may be able to buy Class A shares without sales charges when you are:

o    reinvesting dividends or distributions

o participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

o exchanging an investment in Class A shares of another fund in the Scudder family of funds for an investment in the fund

o a current or former director or trustee of the Deutsche or Scudder mutual funds

o an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of such funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the next six months of owning them. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

Class B shares


With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class B shares also deduct a shareholder servicing fee of up to 0.25% from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.


Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

---------------------------------------------------------------------
Year after you bought shares           CDSC on shares you sell
---------------------------------------------------------------------
First year                                     4.00%
---------------------------------------------------------------------
Second or third year                            3.00
---------------------------------------------------------------------
Fourth or fifth year                            2.00
---------------------------------------------------------------------
Sixth year                                      1.00
---------------------------------------------------------------------
Seventh year and later              None (automatic conversion to
                                              Class A)
---------------------------------------------------------------------


This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares in these funds or other Scudder funds, it may be more cost efficient to purchase Class A shares instead. You should consult with your financial advisor to determine which class of shares is appropriate for you.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

Class C shares



With Class C shares, you have no up-front sales charges. Class C shares have a 12b-1 plan under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares also deduct a shareholder servicing fee of up to 0.25% from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).


Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

---------------------------------------------------------------------
Year after you bought shares           CDSC on shares you sell
---------------------------------------------------------------------
First year                                    1.00%
---------------------------------------------------------------------
Second year and later                           None
---------------------------------------------------------------------


This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


While Class C shares don't have any front-end sales charge, their higher annual expenses mean that over the years, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren't certain of their investment time horizon.

Class R shares

Class R shares have no initial sales charges or deferred sales charges. Class R shares have a 12b-1 plan, under which each year a distribution fee of 0.25% and a shareholder servicing fee of up to 0.25% are deducted from class assets. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Eligibility requirements

You may buy Class R shares if you are a participant in any of the following types of employer-sponsored plans that offer Class R shares of the fund:

o    All section 401(a) and 457 plans

o    Certain section 403(b)(7) plans

o    401(k), profit sharing, money purchase pension and defined benefit plans

o    Non-qualified deferred compensation plans

How to Buy Class A, B and C Shares

Once you've chosen a share class, use these instructions to make investments.

================================================================================
First investment                          Additional investments
================================================================================

$1,000 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$500 or more for IRAs
                                          $50 or more with an Automatic
$50 or more with an Automatic             Investment Plan
Investment Plan

================================================================================
Through a financial advisor

o Contact your advisor using the method   o Contact your advisor using the
  that's most convenient for you            method that's most convenient for
                                            you
================================================================================
By mail or express mail (see below)

o Fill out and sign an application        o Send a check made out to "Scudder
                                            Funds" and a Scudder investment slip
o Send it to us at the appropriate          to us at the appropriate address
  address, along with an investment check   below

                                          o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
================================================================================
By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
================================================================================
By phone

Not available                             o Call (800) 621-1048 for instructions
================================================================================
With an automatic investment plan


o Fill in the information on your         o To set up regular investments from a
  application and include a voided check.   bank checking account, call
                                            (800) 621-1048

================================================================================
On the Internet

Not available                             o Call (800) 621-1048 to establish
                                            Internet access

                                          o Go to www.scudder.com and register

                                          o Follow the instructions for buying
                                            shares with money from your bank
                                            account
================================================================================

Regular mail:
First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:
Scudder Investments, 210 W. 10th Street, Kansas City, MO 64105-1614

Fax number: (800) 821-6234 (for exchanging and selling only)

How to Exchange or Sell Class A, B and C Shares Use these instructions to exchange or sell shares in your account.

================================================================================
Exchanging into another fund              Selling shares
================================================================================
================================================================================
$1,000 or more to open a new account      Some transactions, including most for
($500 for IRAs)                           over $100,000, can only be ordered in
                                          writing with a signature guarantee; if
$50 or more for exchanges between         you're in doubt, see page 60.
existing accounts
================================================================================
Through a financial advisor

o Contact your advisor by the method      o Contact your advisor by the method
  that's most convenient for you            that's most convenient for you
================================================================================
By phone or wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
================================================================================
By mail, express mail or fax
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your         o a daytime telephone number
  account

o a daytime telephone number
================================================================================
With an automatic exchange plan

o To set up regular exchanges from a      Not available
  fund account, call (800) 621-1048
================================================================================
With an automatic withdrawal plan

Not available                             o To set up regular cash payments from
                                            a fund account, call (800) 621-1048
================================================================================
On the Internet

o Call (800) 621-1048 to establish        o Call (800) 621-1048 to establish
  Internet access                           Internet access

o Go to www.scudder.com and log in        o Go to www.scudder.com and log in

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
================================================================================

How to Buy or Sell Class R Shares

If your plan sponsor has selected Class R shares as an investment option, you may buy Class R shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to enter and pay for your order. Financial advisors include brokers or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the funds. Financial advisors may charge additional fees to investors for those services not otherwise included in their sub-distribution or servicing agreement, such as cash management or special trust or retirement investment reporting. The funds' advisor or administrator may provide compensation to financial advisors for distribution, administrative and promotional services.

There are no minimum investments with respect to Class R shares.

Instructions for buying and selling shares must generally be submitted by your employer-sponsored plan, not by plan participants for whose benefit the shares are held. Please contact your financial advisor for information on how to open a fund account.

Policies You Should Know About


Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.


If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are outside those described by the fund. Please note that a financial advisor may charge fees separate from those charged by a fund.

Keep in mind that the information in this prospectus applies only to each fund's Class A, Class B, Class C and, as applicable, Class R shares. Each fund has other share classes, which are described in separate prospectuses and have different fees, requirements and services.


In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.


Policies about transactions


Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.


The Scudder Web site can be a valuable resource for shareholders with Internet access. For Class A, B or C shares, go to www.scudder.com to get up-to-date information, review balance or even place orders for exchanges.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

IRA Rollovers. You may complete a direct rollover from an employer-sponsored plan offering Class R shares to an IRA account by reinvesting up to the full amount of your distribution in Class A shares of any Scudder Fund at net asset value. Subsequent purchases of Class A shares will be made at the public offering price as described in the prospectus for Class A shares. Please note that if you terminate your participation in an employer-sponsored plan and transfer all of your Class R shares, you will lose the privilege of purchasing Class R shares in the future. Rollovers to a Scudder Class R share IRA are not permitted.


Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the funds' long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the funds' portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage").

Each fund discourages short-term and excessive trading. Each fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the Board. Each fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. A fund may also take trading activity that occurs over longer periods into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Each fund's policies include:


o Each fund imposes a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption Fees");

o Each fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the funds; and

o Each fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund (See "How the funds calculate share price").

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the funds by an investor is detected, the advisor may determine to prohibit that investor from future purchases in the funds or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the funds' long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the funds.

The funds' policies and procedures may be modified or terminated at any time.


Redemption fees. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.


The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the funds. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the funds'.

The redemption fee will not be charged in connection with certain transactions such as exchange or redemption transactions on behalf of (i) participants in certain research wrap programs, (ii) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders and (iii) any mutual fund advised by the advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio. The funds expect that the waiver for certain group retirement plans will be eliminated over time as the plans' operating systems are improved. Until such time that these operating systems are improved, the advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to modify or terminate these waivers or the redemption fee at any time.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

The funds accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that a fund cannot accept cash, traveler's checks, starter checks, money orders, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, generally including commercial banks, savings and loan, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another don't affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. Among others, these include:

o the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist.

o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

o    withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the fund's distributor, that the dealer waives the applicable commission

o for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the funds calculate share price

To calculate net asset value per share or NAV, each share class uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                  ----------------------------------       =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charges (see "Choosing a Share Class").

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class").


We typically value securities using market quotations or information furnished by an independent pricing service. However, we may use methods approved by a fund's Board that are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last pricing service information or quoted market price. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices (see "Market Timing Policies and Procedures").


To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

o    withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of fund shares and you may incur tax liability


o for Class A, B and C shares, close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to most retirement accounts, if you have an automatic investment plan, to investors with $100,000 or more in Scudder fund shares, investors with an Automatic Investment Plan established with $50 or more per month, or in any case, where a fall in share price created the low balance)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimums at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a dividend or distribution for a given period.


Each fund intends to pay dividends and distributions to its shareholders annually in December and, if necessary, may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.


You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without applicable sales charges. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares. For Class R shares and retirement plans, reinvestment (at NAV) is the only option.

Buying and selling fund shares will usually have tax consequences for you (except for Class R shares in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For federal income tax purposes, an exchange is treated the same as a sale.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of a fund's earnings you receive and your own fund transactions generally depends on their type:

====================================================================

Generally taxed at long-term       Generally taxed at ordinary
capital gain rates:                income rates:

====================================================================
Distributions from a fund

o gains from the sale of           o gains from the sale of
  securities held by the fund for    securities held by the fund
  more than one year                 for one year or less

o qualified dividend income        o all other taxable income
====================================================================
Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund
  held for more than one year        shares held for one year or
====================================================================


Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, each fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate each fund's recognition of ordinary income and may affect the timing or amount of each fund's distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by each fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, each fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each fund's shares for the lower rates to apply.


For taxable years beginning on or before December 31, 2008, the maximum long-term capital gain rate applicable to individuals has been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.


The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax adviser with respect to the tax consequences to you of an investment in a fund.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.


Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Investments                     SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza               Public Reference Section
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
www.scudder.com                         www.sec.gov
(800) 621-1048                          (202) 942-8090

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808

Scudder
Investments                             SEC File Numbers:
                                        Scudder Micro Cap Fund       811-08006
A Member of                             Scudder Mid Cap Growth Fund  811-04760
Deutsche Asset Management [LOGO]        Scudder Small Cap Growth Fund811-04760

                                                                     SCUDDER
                                                                     INVESTMENTS

                            Small/Aggressive Growth II
                            Institutional Class

Prospectus

--------------------------------------------------------------------------------
                             February 1, 2005
--------------------------------------------------------------------------------

                            Scudder Micro Cap Fund

                            Scudder Mid Cap Growth Fund

                            Scudder Small Cap Growth Fund


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

   How the Funds Work                    How to Invest in the Funds


     4  Scudder Micro Cap Fund            34  Buying and Selling
                                              Institutional Class Shares
    11  Scudder Mid Cap Growth Fund
                                          39  Policies You Should Know
    18  Scudder Small Cap Growth              About
        Fund
                                          49  Understanding Distributions
    25  Other Policies and Secondary          and Taxes
        Risks


    27  Who Manages and Oversees
        the Funds

    30  Financial Highlights

How the Funds Work

On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                                   Institutional
                                                                   Class

                                ticker symbol                      MGMCX

                                fund number                        589

Scudder Micro Cap Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks capital appreciation.


Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of US micro capitalization companies. For the purposes of this 80% limitation, the micro capitalization equity universe is defined as the bottom 5% of the total domestic equity market capitalization (at the time of initial investment) using a minimum market capitalization of $10 million. The fund may invest up to 20% of its total assets in the securities of foreign companies that would be considered to be in the bottom 5% in terms of market capitalization in the US equity market (subject to a $10 million market capitalization minimum).

The fund invests primarily in equity securities of US micro capitalization growth-oriented companies. The managers focus on individual security selection rather than industry selection. The managers use an active process which combines financial analysis with company visits to evaluate management and strategies. Each manager has specific sector responsibilities with investment discretion over securities within their sectors.


--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market (see "Secondary risks" for more information).

Company research lies at the heart of our investment process. The managers use a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

o The managers focus on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

o The managers emphasize individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

o The managers generally seek companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.


The fund follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

o    the stock price reaches a portfolio manager's expectations;

o    there is a material change in the company's fundamentals;

o    the managers believe other investments offer better opportunities; or

o the market capitalization of a stock distorts the weighted average market capitalization of the fund.


The fund may also invest up to 20% of its assets in high quality debt instruments and money market instruments with remaining maturities of one year or less, including repurchase agreements. The fund may invest up to 5% of its net assets in non-convertible bonds and preferred stocks that the managers believe to be of high quality.

The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the micro capitalization portion of the US stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get an attractive price for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.


Micro Capitalization Company Risk. The fund's investments in micro capitalization companies will be more susceptible to share price fluctuations since micro capitalization company stocks tend to experience steeper fluctuations in price -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity in micro company investing -- can also pose added risk. Industry-wide reversals may have a greater impact on micro capitalization companies, since they lack a large company's financial resources. Micro capitalization companies may have limited product lines and markets. They may also have shorter operating histories and more volatile businesses and may be more dependent on key personnel. Finally, micro capitalization company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a micro capitalization company's shares may be more difficult to sell.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of capital appreciation.

Foreign Securities Risk. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the prices of its securities, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance:

o derivatives could produce disproportionate losses (see "Secondary risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Micro Cap Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year           Institutional Class
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1997       19.83
1998        1.20
1999       77.53
2000        3.22
2001       15.37
2002      -27.07
2003       41.00
2004       12.96



For the periods included in the bar chart:


Best Quarter: 29.74%, Q4 1999             Worst Quarter: -24.12%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2004
--------------------------------------------------------------------------------
                                                                       Since
                                        1 Year         5 Years        Inception*
--------------------------------------------------------------------------------
Institutional Class
--------------------------------------------------------------------------------

  Return before Taxes                   12.96            6.70          14.77
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                         11.14            5.75          13.46
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of Fund
  Shares                                10.36            5.40          12.45
--------------------------------------------------------------------------------
Index 1 (reflects no deductions
for fees, expenses or taxes)            14.31           -3.57           3.96
--------------------------------------------------------------------------------
Index 2 (reflects no deductions
for fees, expenses or taxes)            18.33            6.61           8.99
--------------------------------------------------------------------------------

Index 1: Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq.**

Index 2: Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization.


* The class commenced operations on December 18, 1996. Index comparison begins on December 31, 1996.

** On July 1, 2004, the Russell 2000 Growth Index replaced the Russell 2000 Index as the fund's benchmark index because the advisor believes it is more appropriate to measure the fund's performance against the Russell 2000 Growth Index as it more accurately reflects the fund's investment strategy.


Total returns from inception through 2004 would have been lower if operating expenses hadn't been reduced.


--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.


--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------

Redemption/Exchange fee on shares owned less than
30 days (as % of redemption proceeds)^1                           2.00%

--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------

Management Fee                                                    1.50%

--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------

Other Expenses                                                     0.40
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.90
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement^2                                0.41
--------------------------------------------------------------------------------
Net Annual Operating Expenses^2                                    1.49
--------------------------------------------------------------------------------


^1 This fee is charged on applicable redemptions or exchanges. Please see "Policies about transactions" for further information.

^2 The advisor and administrator have contractually agreed to waive their fees or reimburse expenses until January 31, 2006 so that total operating expenses will not exceed 1.49%, excluding certain expenses such as extraordinary expenses, interest, brokerage and taxes.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of the share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Institutional Class         $152           $557           $988        $2,189

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                             Institutional Class

                                             ticker symbol    BTEAX

                                              fund number     583

Scudder Mid Cap Growth Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


The fund seeks long-term capital growth.

Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in companies with market caps within the market capitalization range of the Russell Mid Cap Growth Index or securities with equity characteristics that provide exposure to those companies. It may also invest in convertible securities when it is more advantageous than investing in a company's common stock. The managers believe these companies contain the greatest concentration of businesses with significant growth prospects.

The fund invests primarily in equity securities of medium-sized growth-oriented companies. The managers focus on individual security selection rather than industry selection. The managers use an active process which combines financial analysis with company visits to evaluate management and strategies. Each manager has specific sector responsibilities with investment discretion over securities within their sectors.


Company research lies at the heart of the investment process. The managers use a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection.


--------------------------------------------------------------------------------


OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market (see "Secondary risks" for more information).

o The managers focus on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

o The managers emphasize individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

o The managers generally seek companies with leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.


The fund follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

o    the stock price reaches a portfolio manager's expectations;

o    there is a material change in the company's fundamentals;

o    the managers believe other investments offer better opportunities; or

o the market capitalization of a stock distorts the weighted average market capitalization of the fund.

The fund may also invest up to 20% of its assets in stocks and other securities of companies based outside the US. The fund may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the medium-sized capitalization performance of the US stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.


Medium-Sized Company Risk. Medium-sized company stocks tend to experience steeper price fluctuations -- down as well as up -- than stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a medium-sized company's shares.


Foreign Securities Risk. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of long-term capital growth.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the prices of its securities, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance:

o derivatives could produce disproportionate losses (see "Secondary risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The following bar chart and table includes the performance of Equity Appreciation -- Institutional Class shares. Equity Appreciation -- Institutional Class became Mid Cap -- Institutional Class as of the close of business on August 31, 2000. Equity Appreciation -- Institutional Class was managed by the same investment management team with the same objective, policies and strategies as Mid Cap. The bar chart shows Equity Appreciation -- Institutional Class shares' actual return for each full calendar year since January 1, 1994. Performance for periods after August 31, 2000 reflect the performance of the Mid Cap -- Institutional Class. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Mid Cap Growth Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year           Institutional Class
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1995       37.62
1996        9.60
1997       15.40
1998       17.79
1999       49.70
2000       -1.31
2001      -13.14
2002      -20.26
2003       28.67
2004       10.07



For the periods included in the bar chart:


Best Quarter: 31.08%, Q4 1999             Worst Quarter: -19.38%, Q3 2001

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2004
--------------------------------------------------------------------------------

                                        1 Year         5 Years        10 Years
--------------------------------------------------------------------------------
Institutional Class
--------------------------------------------------------------------------------

  Return before Taxes                   10.07           -0.65          11.50
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                         10.07           -1.52           9.82
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of Fund
  Shares                                 6.55           -0.84           9.45
--------------------------------------------------------------------------------
Index 1 (reflects no deductions
for fees, expenses or taxes)            15.48           -3.36          11.23
--------------------------------------------------------------------------------
Index 2 (reflects no deductions
for fees, expenses or taxes)            16.48            9.54          16.10

--------------------------------------------------------------------------------

Index 1: Russell Mid Cap Growth Index, an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.**

Index 2: S&P Mid-Cap 400 Index is an unmanaged index that tracks the stock movement of 400 mid-sized US companies.

* Institutional Class commenced operations on August 31, 2000. Performance from January 1, 1994 through August 30, 2000 reflects actual returns of Equity Appreciation -- Institutional Class shares.

** On August 20, 2004, the Russell Mid Cap Growth Index replaced the S&P Mid Cap 400 Index as the fund's benchmark index because the advisor believes it is more appropriate to measure the fund's performance against the Russell Mid Cap Growth Index as it more accurately reflects the fund's investment strategy.


Total returns from inception through 2004 would have been lower if operating expenses hadn't been reduced.


--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.


--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Redemption/Exchange fee on shares owned less than
30 days (as % of redemption proceeds)^1                           2.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee^2                                                  0.63%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses^3                                                   0.44
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.07
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement^4                                0.07
--------------------------------------------------------------------------------
Net Annual Operating Expenses^4                                    1.00
--------------------------------------------------------------------------------

^1 This fee is charged on applicable redemptions or exchanges. Please see "Policies about transactions" for further information.

^2 Restated to reflect a new management fee schedule that became effective on December 20, 2004.

^3 Restated and estimated to reflect the consummation of a merger on December 20, 2004.

^4 The advisor and administrator have contractually agreed to waive their fees or reimburse expenses until January 31, 2008 so that total operating expenses will not exceed 1.00%, excluding certain expenses such as extraordinary expenses, interest, brokerage and taxes.

Based on the costs above (including one year of capped expenses in the "1 Year" period and three years of capped expenses in each of the "3 Years," "5 Years" and "10 Years" periods), this example helps you compare the expenses of the share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Institutional Class         $102           $319           $570        $1,288

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            Institutional Class

                                        ticker symbol       SSDIX

                                          fund number       1471

Scudder Small Cap Growth Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks long-term capital growth.

Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of US smaller capitalization companies. For purposes of this 80% investment limitation, the small capitalization equity universe is defined as the bottom 20% of the total domestic equity market capitalization (at the time of initial investment), using a minimum market capitalization of $10 million.

The fund invests primarily in equity securities of US smaller capitalization companies. The managers focus on individual security selection rather than industry selection. The managers use an active process which combines financial analysis with company visits to evaluate management and strategies. Each portfolio manager has specific sector responsibilities with investment discretion over the securities within sectors.

Company research lies at the heart of our investment process. The managers use a "bottom-up" approach to picking securities. This approach focuses on individual stock selection.

o The managers focus on stocks with superior growth prospects and above average near-to-intermediate term performance potential.

o The managers emphasize individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.


--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help to meet shareholder redemptions or other needs while maintaining exposure to the market. (See "Other Policies and Secondary Risks" for more information.)

o The managers generally seek companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

The managers look primarily for financial attributes that set these companies apart:

o    estimated above-average growth in revenues and earnings; and

o a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.

The fund follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

o    the stock price reaches a portfolio manager's expectations;

o    there is a material change in the company's fundamentals;

o    the managers believe other investments offer better opportunities; or

o the market capitalization of a stock distorts the weighted average market capitalization of the fund.

The fund may also invest up to 20% of its assets in the stocks of non-US companies and large capitalization stocks. The fund may lend its investment securities in an amount up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the small company portion of the US stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a small company's shares.

Foreign Securities Risk. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of long-term capital growth.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the prices of its securities, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance:

o derivatives could produce disproportionate losses (see "Secondary risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with two broad-based market indexes (which, unlike the fund, do not have any fees or expenses). The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

Institutional Class shares recently commenced operations and therefore do not have a full calendar year of performance available. In the bar chart and the table, the performance figures reflect the performance of the fund's original share class (Investment Class). Although Investment Class shares are not offered in this prospectus, they are invested in the same portfolio and the annual total returns differ only to the extent that the classes have different fees and expenses.

The table shows returns for Investment Class shares on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Small Cap Growth Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Investment Class
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1995       58.57
1996        6.90
1997       13.16
1998        6.15
1999       44.75
2000       10.28
2001       -8.56
2002      -22.35
2003       21.69
2004       13.29


For the periods included in the bar chart:

Best Quarter: 30.11%, Q3 1997                   Worst Quarter: -24.39%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2004
--------------------------------------------------------------------------------

                                      1 Year          5 Years        10 Years
--------------------------------------------------------------------------------
Investment Class
--------------------------------------------------------------------------------
  Return before Taxes                  13.29            1.54           12.27
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                        13.17            1.01           10.64
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of
  Fund Shares                           8.80            0.99            9.99
--------------------------------------------------------------------------------
Index 1 (reflects no deductions
for fees, expenses or taxes)           14.31           -3.57            7.12
--------------------------------------------------------------------------------
Index 2 (reflects no deductions
for fees, expenses or taxes)           18.33            6.61           11.54
--------------------------------------------------------------------------------


Index 1: Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq.*

Index 2: Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization.

* Effective July 1, 2004, the Russell 2000 Growth Index replaced the Russell 2000 Index as the fund's benchmark index because the advisor believes it is more appropriate to measure the fund's performance against the Russell 2000 Growth Index as it more accurately reflects the fund's investment strategy.

Total returns from inception through 2004 would have been lower if operating expenses hadn't been reduced.

Institutional Class shares do not have a full calendar year of performance and past performance data is not provided. Although Investment Class shares are not offered in this prospectus, they are invested in the same portfolio. Institutional Class shares annual total returns differ only to the extent that the classes have different fees and expenses.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.



--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Redemption/Exchange fee on shares owned less than
30 days (as % of redemption proceeds)^1                           2.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                    0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses^2                                                   0.47
--------------------------------------------------------------------------------
Total Annual Operating Expenses^2                                  1.12
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement^3                                0.12
--------------------------------------------------------------------------------
Net Annual Operating Expenses^3                                    1.00
--------------------------------------------------------------------------------

^1 This fee is charged on applicable redemptions or exchanges. Please see "Policies about transactions" for further information.

^2 Estimated for the coming fiscal year since no Institutional Class shares were issued as of the fund's fiscal year end.

^3 The advisor and administrator have contractually agreed to waive their fees or reimburse expenses until January 31, 2010 so that total operating expenses will not exceed 1.00%, excluding certain expenses such as extraordinary expenses, interest, brokerage and taxes.

Based on the costs above, (including one year of capped expenses in the "1 Year" period, three years of capped expenses in the "3 Years" period and five years of capped expenses in both the "5 Years" and "10 Years" periods), this example helps you compare the expenses of the fund's Institutional Class shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Institutional Class          $102           $317           $550         $1,296
--------------------------------------------------------------------------------

Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about.


Other policies


o Although major changes tend to be infrequent, a fund's Board could change that fund's investment goal without seeking shareholder approval. In addition, the applicable Board will provide shareholders with at least 60 days' notice prior to making any changes to the 80% investment policy, as described herein, of each fund.


o As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market investments or other short-term bonds that offer comparable safety, or cash (Scudder Micro Cap Fund only). In addition, as a temporary defensive position, Scudder Mid Cap Growth Fund and Scudder Small Cap Growth Fund may each invest up to 100% of assets in the common stock of larger companies, or in fixed-income securities. This could prevent losses, but, while engaged in a temporary defensive position, a fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


o Each fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible securities.


o The funds may trade securities actively. This could raise transaction costs (thus lowering return) and could result in higher taxable distributions.


o Each fund may use hedging transactions to attempt to reduce specific risks. For example, to protect a fund against circumstances that would normally cause the fund's portfolio securities to decline in value, the fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. A fund's ability to hedge may be limited by the costs of the derivatives contracts. A fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, the funds may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Each fund's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). Each fund's Statement of Additional Information includes a description of the policies and procedures with respect to the disclosure of each fund's portfolio holdings.

Who Manages and Oversees the Funds

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. ("DeAM, Inc."), Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


The investment advisor

DeAM, Inc. is the investment advisor for each fund. Under the supervision of each fund's Board of Trustees, DeAM, Inc., with headquarters at 345 Park Avenue, New York, NY 10154, makes each fund's investment decisions, buys and sells securities for each fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. provides a full range of global investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


The advisor receives a management fee from each fund. Below are the actual rates paid by each fund net of fee waivers for the most recent fiscal year, as a percentage of each fund's average daily net assets:

---------------------------------------------------------------------
Fund Name                                              Fee Paid
---------------------------------------------------------------------

Scudder Micro Cap Fund                                 1.10%
---------------------------------------------------------------------
Scudder Mid Cap Growth Fund                            0.55%
---------------------------------------------------------------------
Scudder Small Cap Growth Fund                          0.55%
---------------------------------------------------------------------

Prior to December 20, 2004, Scudder Mid Cap Growth Fund paid the investment advisor an annual rate of 0.65% of the fund's average daily net assets. Effective December 20, 2004, Scudder Mid Cap Growth Fund pays the investment advisor a monthly fee at an annual rate of:


---------------------------------------------------------------------
Average Daily Net Assets                               Fee Rate
---------------------------------------------------------------------

Investment Management Fee
---------------------------------------------------------------------

$0 - $500 million                                      0.65%
---------------------------------------------------------------------
$500 million - $1.5 billion                            0.60%
---------------------------------------------------------------------
$1.5 billion - $11.5 billion                           0.55%
---------------------------------------------------------------------
Over $11.5 billion                                     0.51%
---------------------------------------------------------------------



The portfolio managers

The following people handle the day-to-day management of each fund.



Samuel A. Dedio                    Robert S. Janis
Managing Director of Deutsche      Managing Director of Deutsche
Asset Management and Co-Lead       Asset Management and Co-Lead
Portfolio Manager of the funds.    Portfolio Manager of the funds.
o   Joined Deutsche Asset          o   Joined Deutsche Asset
    Management in 1999 after           Management and the funds in
    eight years of experience,         2004.
    formerly serving as analyst    o   Previously served as
    at Ernst & Young LLP,              portfolio manager for ten
    Evergreen Asset Management         years at Credit Suisse
    and Standard & Poor's Corp.        Asset Management (or at its
o   Over 13 years of investment        predecessor, Warburg Pincus
    industry experience.               Asset Management).
o   MS, American University,       o   Over 20 years of investment
    Kogod School of Business.          industry experience.
o   Joined the funds in 2002.      o   MBA, University of
                                       Pennsylvania, Wharton
                                       School.

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Financial Highlights


These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the back cover).


Scudder Micro Cap Fund -- Institutional Class


--------------------------------------------------------------------------------
 Years Ended September 30,                 2004     2003    2002    2001    2000
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Selected Per Share Data
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Net asset value, beginning of period     $18.93   $14.22  $17.21   $24.52 $16.16
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Income (loss) from investment operations:
  Net investment income (loss)           (.26)^a  (.14)^a (.14)^a   (.13)  (.14)
--------------------------------------------------------------------------------
  Net realized and unrealized gain         2.65     4.85  (2.85)   (5.35)   9.91
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations         2.39     4.71  (2.99)   (5.48)   9.77
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment
  transactions                               --       --      --   (1.83) (1.41)
--------------------------------------------------------------------------------
Net asset value, end of period           $21.32   $18.93  $14.22   $17.21 $24.52
--------------------------------------------------------------------------------
Total Return (%)^b                        12.63    33.12  (17.37)  (22.55) 64.49
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Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)       44       79      52       33     37
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Ratio of expenses before expense
reductions (%)                             1.90     1.91    1.96     1.98   2.30
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Ratio of expenses after expense
reductions (%)                             1.49     1.49    1.49     1.49   1.49
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Ratio of net investment income (loss) (%)(1.22)    (.84)   (.77)    (.78)  (.78)
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Portfolio turnover rate (%)                  99       74      66       79    137
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^a   Based on average shares outstanding during the period.

^b   Total return would have been lower had certain expenses not been reduced.

Scudder Mid Cap Growth Fund -- Institutional Class

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 Years Ended September 30,              2004     2003    2002     2001    2000^a
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Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $11.55    $ 9.36  $10.69   $17.57  $18.60
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Income (loss) from investment
operations:
  Net investment income (loss)        (.08)^b   (.05)^b (.04)^b     .01  (.00)^c
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions      .72      2.24  (1.29)   (6.42)  (1.03)
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  Total from investment operations       .64      2.19  (1.33)   (6.41)  (1.03)
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment
  transactions                            --        --      --    (.47)      --
--------------------------------------------------------------------------------
Net asset value, end of period        $12.19    $11.55  $ 9.36   $10.69  $17.57
--------------------------------------------------------------------------------
Total Return (%)^d                      5.54    23.40  (12.44) (37.15) 55.50^e**
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Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)   328       323     164      231     414
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Ratio of expenses before expense
reductions (%)                          1.10      1.09   1.14^f   1.18^f 1.45^f*
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Ratio of expenses after expense
reductions (%)                          1.00      1.00   1.00^f   1.00^f 1.00^f*
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Ratio of net investment income
(loss) (%)                             (.61)     (.49)   (.30)      .04  (.17)*
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Portfolio turnover rate (%)              116        82    120^g     251     146
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^a For the period August 31, 2000 (commencement of operations of Institutional Class shares) to September 30, 2000.

^b   Based on average shares outstanding during the period.

^c   Amount is less than $.005.

^d   Total return would have been lower had certain expenses not been reduced.

^e At the close of business on August 31, 2000, shares of Equity Appreciation -- Institutional Class merged into Institutional Class shares of Mid Cap. Equity Appreciation -- Institutional Class was managed by the same investment management team with the same objectives, policies and strategies as Mid Cap. The performance shown reflects Equity Appreciation -- Institutional Class shares' actual returns from its inception on October 12, 1993. Performance for periods after August 31, 2000 reflect the performance of the Mid Cap Growth Fund -- Institutional Class.

^f The expense ratio of the Capital Appreciation Portfolio is included in this ratio.

^g On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Growth Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.

*    Annualized

**   Not annualized

Scudder Small Cap Growth Fund -- Institutional Class

Because Institutional Class shares of the fund are newly offered, there is no financial data available for these shares as of the date of this prospectus.

How to Invest in the Funds


The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Buying and Selling Institutional Class Shares

You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("service agent"). Contact them for details on how to enter and pay for your order. Each fund's advisor, administrator or their affiliates may provide compensation to service agents for distribution, administrative and promotional services.

You may also buy Institutional Class shares by sending your check (along with a completed Application Form) directly to the transfer agent. Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.

Eligibility requirements

You may buy Institutional Class shares if you are any of the following:

o An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o    An employee benefit plan with assets of at least $50 million.

o A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o    A client of the private banking division of Deutsche Bank AG.

o A current or former director or trustee of the Deutsche or Scudder mutual funds

o An employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.

Investment minimums

Your initial investment must be at least $1,000,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived for:

o Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.

o Investment advisory affiliates of Deutsche Bank Securities, Inc. or Scudder or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

o    Employee benefit plans with assets of at least $50 million.

o    Clients of the private banking division of Deutsche Bank AG.

o A current or former director or trustee of the Deutsche or Scudder mutual funds.

o An employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

Each fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

How to contact the Transfer Agent

=====================================================================
By Phone:           (800) 730-1313
=====================================================================
First Investments   Scudder Investments Service Company
By Mail:            P.O. Box 219356
                    Kansas City, MO 64121-9356
=====================================================================
Additional          Scudder Investments Service Company
Investments By      P.O. Box 219154
Mail:               Kansas City, MO 64121-9154
=====================================================================

By Overnight Mail:  Scudder Investments Service Company
                    210 W. 10th Street
                    Kansas City, MO 64105-1614

=====================================================================
By Fax (for         (800) 821-6234
exchanging and
selling shares
only):
=====================================================================

You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

How to open your fund account

=====================================================================
Mail:               Complete and sign the account application that
                    accompanies this prospectus. (You may obtain
                    additional applications by calling the transfer
                    agent.) Mail the completed application along
                    with a check payable to the fund you have
                    selected to the transfer agent. Be sure to
                    include the fund number. The addresses are
                    shown under "How to contact the Transfer Agent."
=====================================================================
Wire:               Call the transfer agent to set up a wire
                    account.
=====================================================================
Fund name           Scudder Micro Cap Fund -- Institutional Class --
and Fund number:    589
                    Scudder Mid Cap Growth Fund -- Institutional
                    Class -- 583

                    Scudder Small Cap Growth Fund -- Institutional
                    Class -- 1471
=====================================================================



Please note that your account cannot become activated until we receive a completed application.

How to buy and sell shares

MAIL:

Buying: Send your check, payable to the fund you have selected, to the transfer agent. Be sure to include the fund number and your account number on the check. (For fund numbers, see "How to open your fund account.") The addresses are shown above under "How to contact the Transfer Agent." If you are investing in more than one fund, make your check payable to "Scudder Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1,000,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call Shareholder Services at
(800) 730-1313 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. (Eastern time) the next business day following your purchase.

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Bank Name:          Deutsche Bank Trust Company Americas
=====================================================================
Routing No:         021001033
=====================================================================
Attn:               Scudder Funds
=====================================================================
DDA No:             00-226-296
=====================================================================
FBO:                (Account name)
                    (Account number)
=====================================================================

Credit:             Scudder Micro Cap Fund -- Institutional Class --
                    589
                    Scudder Mid Cap Growth Fund -- Institutional
                    Class -- 583
                    Scudder Small Cap Growth Fund -- Institutional
                    Class -- 1471

=====================================================================

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 p.m. (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your service agent or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or Shareholder Services at (800) 730-1313. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The fund and its service agents reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 p.m. (Eastern time) to wire your account the next business day.

TELEPHONE TRANSACTIONS:

You may place orders to buy and sell over the phone by calling your service agent or Shareholder Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional Class shares of another Scudder fund by calling Shareholder Services.

You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Shareholder Services at (800) 730-1313.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through financial advisors.


If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are outside those described by the fund. Please note that a financial advisor may charge fees separate from those charged by a fund.

Keep in mind that the information in this prospectus applies only to each fund's Institutional Class shares. Each fund has other share classes, which are described in separate prospectuses and have different fees, requirements and services.


In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.

Policies about transactions


Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).You can place an order to buy or sell shares at any time.


To help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity; and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the transfer agent in a timely manner.

Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the funds' long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the funds' portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage").

Each fund discourages short-term and excessive trading. Each fund will take steps to detect and deter short-term and excessive trading pursuant to a fund's policies as described in this prospectus and approved by the Board. Each fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. A fund may also take trading activity that occurs over longer periods into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Each fund's policies include:


o Each fund imposes a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees");

o Each fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the funds; and

o Each fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund (see "How the fund calculates share price").

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the funds by an investor is detected, the advisor may determine to prohibit that investor from future purchases in the funds or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the funds' long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the funds.


The funds' policies and procedures may be modified or terminated at any time.

Redemption fees. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.


The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the funds. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the funds'.

The redemption fee will not be charged in connection with certain transactions such as exchange or redemption transactions on behalf of (i) participants in certain research wrap programs, (ii) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders and (iii) any mutual fund advised by the advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio. The funds expect that the waiver for certain group retirement plans will be eliminated over time as the plans' operating systems are improved. Until such time that these operating systems are improved, the advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to modify or terminate these waivers or the redemption fee at any time.


ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.


QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

The funds accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that a fund cannot accept cash, traveler's checks, starter checks, money orders, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, generally including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or Shareholder Services for more information.


Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your investment provider.

Account Statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the funds calculate share price

To calculate the net asset value per share or NAV, the share class uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                  ----------------------------------      =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING



The price at which you buy and sell shares is the NAV.

We typically value securities using market quotation or information furnished by an independent pricing service. However, we may use methods approved by a fund's Board that are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last pricing service information or quoted market price. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund's use of fair value pricing. This is intended to reduce a fund's exposure to "time zone arbitrage" and other harmful trading practices (see "Market Timing Policies and Procedures").


To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

o    withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and /or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by government law or authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and may incur tax liability

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimums at any time)


o redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 ($250,000 for shareholders with existing accounts prior to August 13, 2004) for any reason other than a change in market value


o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a dividend or distribution for a given period.


Each fund intends to pay dividends and distributions to its shareholders annually in December and, if necessary, may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.


You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For federal income tax purposes, an exchange is treated the same as a sale.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of a fund's earnings you receive and your own fund transactions generally depends on their type:


====================================================================
Generally taxed at long-term       Generally taxed at ordinary
capital gains rates:               income rates:
====================================================================

Distributions from a fund

o gains from the sale of           o gains from the sale of
  securities held by the fund for    securities held by the fund
  more than one year                 for one year or less

o qualified dividend income        o all other taxable income
====================================================================
Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund
  held for more than one year        shares held for one year or
                                     less
====================================================================

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, each fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition,any investments in foreign securities or foreign currencies may increase or accelerate each fund's recognition of ordinary income and may affect the timing or amount of each fund's distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by each fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, each fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each fund's shares for the lower rates to apply.


For taxable years beginning on or before December 31, 2008, the maximum long-term capital gain rate applicable to individuals has been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.


The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax adviser with respect to the tax consequences to you of an investment in a fund.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.


Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Investments                       SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                 Public Reference Section
Chicago, IL 60606-5808                    Washington, D.C. 20549-0102
www.scudder.com                           www.sec.gov
(800) 621-1048 (202) 942-8090

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808


Scudder                                   SEC File Numbers:
Investments
                                          Scudder Micro Cap Fund        811-8006
A Member of                               Scudder Mid Cap Growth Fund   811-4760
Deutsche Asset Management [LOGO]          Scudder Small Cap Growth Fund 811-4760

                                                                     SCUDDER
                                                                     INVESTMENTS

                            Small/Aggressive Growth II
                            Investment Class

Prospectus

--------------------------------------------------------------------------------
                             February 1, 2005
--------------------------------------------------------------------------------

                            Scudder Micro Cap Fund

                            Scudder Mid Cap Growth Fund

                            Scudder Small Cap Growth


Fund As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Funds Work                    How to Invest in the Funds

     4  Scudder Micro Cap Fund            32  Buying and Selling Investment
                                              Class Shares
    11  Scudder Mid Cap Growth Fund
                                          33  Policies You Should Know
    17  Scudder Small Cap Growth              About
        Fund
                                          42  Understanding Distributions
    23  Other Policies and Secondary          and Taxes
        Risks

    25  Who Manages and Oversees
        the Funds

    28  Financial Highlights

How the Funds Work

On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                                Investment Class

                                              ticker symbol     MMFSX

                                                fund number     809

Scudder Micro Cap Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks capital appreciation.


Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of US micro capitalization companies. For the purposes of this 80% limitation, the micro capitalization equity universe is defined as the bottom 5% of the total domestic equity market capitalization (at the time of initial investment) using a minimum market capitalization of $10 million. The fund may invest up to 20% of its total assets in the securities of foreign companies that would be considered to be in the bottom 5% in terms of market capitalization in the US equity market (subject to a $10 million market capitalization minimum).

The fund invests primarily in equity securities of US micro capitalization growth-oriented companies. The managers focus on individual security selection rather than industry selection. The managers use an active process which combines financial analysis with company visits to evaluate management and strategies. Each manager has specific sector responsibilities with investment discretion over securities within their sectors.

--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market. (see "Secondary risks" for more information.).

Company research lies at the heart of our investment process. The managers use a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

o The managers focus on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

o The managers emphasize individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

o The managers generally seek companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.


The fund follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

o    the stock price reaches a portfolio manager's expectations;

o    there is a material change in the company's fundamentals;

o    the managers believe other investments offer better opportunities; or

o the market capitalization of a stock distorts the weighted average market capitalization of the fund.


The fund may also invest up to 20% of its assets in high quality debt instruments and money market instruments with remaining maturities of one year or less, including repurchase agreements. The fund may invest up to 5% of its net assets in non-convertible bonds and preferred stocks that the managers believe to be of high quality.

The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the micro capitalization portion of the US stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get an attractive price for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.


Micro Capitalization Company Risk. The fund's investments in micro capitalization companies will be more susceptible to share price fluctuations since micro capitalization company stocks tend to experience steeper fluctuations in price -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity in micro company investing -- can also pose added risk. Industry-wide reversals may have a greater impact on micro capitalization companies, since they lack a large company's financial resources. Micro capitalization companies may have limited product lines and markets. They may also have shorter operating histories and more volatile businesses and may be more dependent on key personnel. Finally, micro capitalization company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a micro capitalization company's shares may be more difficult to sell.


Foreign Securities Risk. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of capital appreciation.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the prices of its securities, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance:

o derivatives could produce disproportionate losses (see "Secondary risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Investment Class shares has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Micro Cap Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year              Investment Class
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1998        1.11
1999       76.99
2000        2.92
2001       15.15
2002      -27.29
2003       40.79
2004       12.67



For the periods included in the bar chart:


Best Quarter: 29.56%, Q4 1999             Worst Quarter: -24.16%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2004
--------------------------------------------------------------------------------
                                                                        Since
                                           1 Year        5 Years      Inception*
--------------------------------------------------------------------------------
Investment Class
--------------------------------------------------------------------------------
Return before Taxes                        12.67           6.45         12.95
--------------------------------------------------------------------------------
Return after Taxes on Distributions        10.82           5.49         11.53
--------------------------------------------------------------------------------
Return after Taxes on Distributions        10.21           5.18         10.67
and Sale of Fund Shares
--------------------------------------------------------------------------------
Index 1 (reflects no deductions for        14.31          -3.57          2.48
fees, expenses or taxes)
--------------------------------------------------------------------------------
Index 2 (reflects no deductions for        18.33           6.61          7.40
fees, expenses or taxes)

--------------------------------------------------------------------------------

Index 1: Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq.**

Index 2: Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization.

* The class commenced operations on August 21, 1997. Index comparison begins on August 30, 1997.

** On July 1, 2004, the Russell 2000 Growth Index replaced the Russell 2000 Index as the fund's benchmark index because the advisor believes it is more appropriate to measure the fund's performance against the Russell 2000 Growth Index as it more accurately reflects the fund's investment strategy.


Total returns from inception through 2004 would have been lower if operating expenses hadn't been reduced.


--------------------------------------------------------------------------------


Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.



--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold Investment Class shares of the fund.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Redemption/Exchange fee on shares owned less than
30 days (as % of redemption proceeds)^1                         2.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                  1.50%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                 None
--------------------------------------------------------------------------------
Other Expenses^2                                                 0.65
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                  2.15
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement^3                              0.41
--------------------------------------------------------------------------------
Net Annual Operating Expenses^3                                  1.74
--------------------------------------------------------------------------------


^1 This fee is charged on applicable redemptions or exchanges. Please see "Policies about transactions" for further information.

^2   Includes a 0.25% shareholder servicing fee.

^3 The advisor and administrator have contractually agreed to waive their fees or reimburse expenses until January 31, 2006, so that total operating expenses will not exceed 1.74%, excluding certain expenses such as extraordinary expenses, interest, brokerage and taxes.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Investment Class shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------

Investment Class           $177           $634          $1,117         $2,450

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                Investment Class

                                              ticker symbol     BTCAX

                                                fund number     808


Scudder Mid Cap Growth Fund
--------------------------------------------------------------------------------


The Fund's Main Investment Strategy

The fund seeks long-term capital growth.

Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in companies with market caps within the market capitalization range of the Russell Mid Cap Growth Index or securities with equity characteristics that provide exposure to those companies. It may also invest in convertible securities when it is more advantageous than investing in a company's common stock. The managers believe these companies contain the greatest concentration of businesses with significant growth prospects.


The fund invests primarily in equity securities of medium-sized growth-oriented companies. The managers focus on individual security selection rather than industry selection. The managers use an active process which combines financial analysis with company visits to evaluate management and strategies. Each manager has specific sector responsibilities with investment discretion over securities within their sectors.


Company research lies at the heart of the investment process. The managers use a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

o The managers focus on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market (see "Secondary risks" for more information).

o The managers emphasize individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

o The managers generally seek companies with leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.


The fund follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

o    the stock price reaches a portfolio manager's expectations;

o    there is a material change in the company's fundamentals;

o    the managers believe other investments offer better opportunities; or

o the market capitalization of a stock distorts the weighted average market capitalization of the fund.

The fund may also invest up to 20% of its assets in stocks and other securities of companies based outside the US. The fund may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the medium-sized capitalization portion of the US stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.


Medium-Sized Company Risk. Medium-sized company stocks tend to experience steeper price fluctuations -- down as well as up -- than stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a medium-sized company's shares.


Foreign Securities Risk. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the prices of its securities, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance:

o derivatives could produce disproportionate losses (see "Secondary risks" for more information)

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of long-term capital growth.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Investment Class shares has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Scudder Mid Cap Growth Fund


--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Investment Class
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1995       37.43
1996        8.68
1997       14.46
1998       18.51
1999       49.68
2000       -1.70
2001      -13.37
2002      -20.49
2003       28.44
2004        9.75



For the periods included in the bar chart:


Best Quarter: 29.95%, Q4 1999             Worst Quarter: -19.58%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2004
--------------------------------------------------------------------------------

                                           1 Year        5 Years       10 Years
--------------------------------------------------------------------------------
Investment Class
--------------------------------------------------------------------------------

Return before Taxes                         9.75          -0.93          11.21
--------------------------------------------------------------------------------
Return after Taxes on Distributions         9.75          -1.07           8.35
--------------------------------------------------------------------------------
Return after Taxes on Distributions
and Sale of Fund Shares                     6.34          -0.83           8.32
--------------------------------------------------------------------------------
Index 1 (reflects no deductions for
fees, expenses or taxes)                   15.48          -3.36          11.23
--------------------------------------------------------------------------------
Index 2 (reflects no deductions for
fees, expenses or taxes)                   16.48           9.54          16.10

--------------------------------------------------------------------------------

Index 1: Russell Mid Cap Growth Index, an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.*

Index 2: S&P Mid-Cap 400 Index is an unmanaged index that tracks the stock movement of 400 mid-sized US companies.

* On August 20, 2004, the Russell Mid Cap Growth Index replaced the S&P Mid Cap 400 Index as the fund's benchmark index because the advisor believes it is more appropriate to measure the fund's performance against the Russell Mid Cap Growth Index as it more accurately reflects the fund's investment strategy.


Total returns from inception through 2004 would have been lower if operating expenses hadn't been reduced.


--------------------------------------------------------------------------------


Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.



--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold Investment Class shares of the fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------

Redemption/Exchange fee on shares owned less than                2.00%
30 days (as % of redemption proceeds)^1
--------------------------------------------------------------------------------


Annual Fund Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------

Management Fee^2                                                 0.63%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                  None
--------------------------------------------------------------------------------
Other Expenses^3                                                   0.69
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                   1.32
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement^4                               0.07
--------------------------------------------------------------------------------
Net Annual Operating Expenses^4                                   1.25
--------------------------------------------------------------------------------

^1 This fee is charged on applicable redemptions or exchanges. Please see "Policies about transactions" for further information.

^2 Restated to reflect a new management fee schedule that became effective on December 20, 2004.

^3 Restated and estimated to reflect the consummation of a merger on December 20, 2004.

^4 The advisor and administrator have contractually agreed to waive their fees or reimburse expenses until January 31, 2008 so that total expenses will not exceed 1.25%, excluding certain expenses such as extraordinary expenses, interest, brokerage and taxes.

Based on the costs above (including one year of capped expenses in the "1 Year" period and three years of capped expenses in each of the "3 Years," "5 Years" and "10 Years" periods), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above were maintained for one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------

Investment Class           $128           $397           $704          $1,573

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                Investment Class

                                              ticker symbol     BTSCX

                                              fund number       821


Scudder Small Cap Growth Fund
--------------------------------------------------------------------------------


The Fund's Main Investment Strategy

The fund seeks long-term capital growth.


Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of US smaller capitalization companies. For purposes of this 80% limitation, the small capitalization equity universe is defined as the bottom 20% of the total domestic equity market capitalization (at the time of initial investment), using a minimum market capitalization of $10 million.

The fund invests primarily in equity securities of US smaller capitalization companies. The managers focus on individual security selection rather than industry selection. The managers use an active process which combines financial analysis with company visits to evaluate management and strategies. Each portfolio manager has specific sector responsibilities with investment discretion over the securities within sectors.


Company research lies at the heart of our investment process. The managers use a "bottom-up" approach to picking securities. This approach focuses on individual stock selection.

o The managers focus on stocks with superior growth prospects and above average near-to-intermediate term performance potential.

o The managers emphasize individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.


--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market (see "Secondary risks" for more information).

o The managers generally seek companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

The managers look primarily for financial attributes that set these companies apart:

o    estimated above-average growth in revenues and earnings; and

o a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.


The fund follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

o    the stock price reaches a portfolio manager's expectations;

o    there is a material change in the company's fundamentals;

o    the managers believe other investments offer better opportunities; or

o the market capitalization of a stock distorts the weighted average market capitalization of the fund.

The fund may also invest up to 20% of its assets in the stocks of non-US companies and in large capitalization stocks. The fund may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the small company portion of the US stock market. When stock prices fall you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.


Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a small company's shares.


Foreign Securities Risk. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the prices of its securities, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance:

o derivatives could produce disproportionate losses (see "Secondary risks" for more information)

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of long-term capital growth.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Investment Class shares has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Scudder Small Cap Growth Fund


--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Investment Class
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1995       58.57
1996        6.90
1997       13.16
1998        6.15
1999       44.75
2000       10.28
2001       -8.56
2002      -22.35
2003       21.69
2004       13.29


For the periods included in the bar chart:


Best Quarter: 30.11%, Q3 1997                   Worst Quarter: -24.39%, Q3 1999

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2004
--------------------------------------------------------------------------------

                                    1 Year          5 Years          10 Years
--------------------------------------------------------------------------------
Investment Class
--------------------------------------------------------------------------------

Return before Taxes                13.29             1.54            12.27
--------------------------------------------------------------------------------
Return after Taxes on
Distributions                      13.17             1.01            10.64
--------------------------------------------------------------------------------
Return after Taxes on
Distributions and Sale of
Fund Shares                         8.80             0.99             9.99
--------------------------------------------------------------------------------
Index 1 (reflects no
deductions for fees, expenses
or taxes)                          14.31            -3.57             7.12
--------------------------------------------------------------------------------
Index 2 (reflects no
deductions for fees, expenses
or taxes)                          18.33             6.61            11.54
--------------------------------------------------------------------------------


Index 1: Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq.*

Index 2: Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization.

* On July 1, 2004, the Russell 2000 Growth Index replaced the Russell 2000 Index as the fund's benchmark index because the advisor believes it is more appropriate to measure the fund's performance against the Russell 2000 Growth Index as it more accurately reflects the fund's investment strategy.


Total returns from inception through 2004 would have been lower if operating expenses hadn't been reduced.


--------------------------------------------------------------------------------


Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.



--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.


Fee Table
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------

Redemption/Exchange fee on shares owned less than
30 days (as % of redemption proceeds)^1                          2.00%
--------------------------------------------------------------------------------


Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------

Management Fee                                                   0.65%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                               None
--------------------------------------------------------------------------------
Other Expenses^2                                                  0.72
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                   1.37
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement^3                               0.12
--------------------------------------------------------------------------------
Net Annual Operating Expenses^3                                   1.25
--------------------------------------------------------------------------------


^1 This fee is charged on applicable redemptions or exchanges. Please see "Policies about transactions" for further information.

^2 Restated and estimated to reflect the consummation of a merger on December 20, 2004.

^3 The advisor and administrator have contractually agreed to waive their fees or reimburse expenses until January 31, 2010 so that total expenses will not exceed 1.25%, excluding certain expenses such as extraordinary expenses, interest, brokerage and taxes.

Based on the costs above (including one year of capped expenses in the "1 Year" period, three years of capped expenses in the "3 Years" period and five years of capped expenses in both the "5 Years" and "10 Years" periods), this example helps you compare the expenses of the fund's Investment Class shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------

Investment Class           $127           $395           $684          $1,580

--------------------------------------------------------------------------------

Other Policies and Secondary Risks


While the sections on the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about.


Other policies

o Although major changes tend to be infrequent, a fund's Board could change that fund's investment goal without seeking shareholder approval. In addition, the applicable Board will provide shareholders with at least 60 days' notice prior to making any changes to the 80% investment policy, as described herein, of each fund.

o As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market investments or other short-term bonds that offer comparable safety, or cash (Scudder Micro Cap Fund only). In addition, as a temporary defensive position, Scudder Mid Cap Growth Fund and Scudder Small Cap Growth Fund may each invest up to 100% of assets in the common stock of larger companies, or in fixed-income securities. This could prevent losses, but, while engaged in a temporary defensive position, a fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o    Each fund's  equity  investments  are mainly  common  stocks,  but may also
     include  other  types  of  equities   such  as  preferred  or   convertible
     securities.


o The funds may trade securities actively. This could raise transaction costs (thus lowering return) and could result in higher taxable distributions.


o Each fund may use hedging transactions to attempt to reduce specific risks. For example, to protect a fund against circumstances that would normally cause the fund's portfolio securities to decline in value, the fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. A fund's ability to hedge may be limited by the costs of the derivatives contracts. A fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Each fund's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). Each fund's Statement of Additional Information includes a description of the policies and procedures with respect to the disclosure of each fund's portfolio holdings.

Who Manages and Oversees the Funds

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. ("DeAM, Inc."), Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


The investment advisor

DeAM, Inc. is the investment advisor for each fund. Under the supervision of each fund's Board of Trustees, DeAM, Inc., with headquarters at 345 Park Avenue, New York, NY 10154, makes each fund's investment decisions, buys and sells securities for each fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. provides a full range of global investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


The advisor receives a management fee from each fund. Below are the actual rates paid by each fund net of fee waivers for the most recent fiscal year, as a percentage of each fund's average daily net assets:

---------------------------------------------------------------------
Fund Name                                              Fee Paid
---------------------------------------------------------------------

Scudder Micro Cap Fund                                 1.10%
---------------------------------------------------------------------
Scudder Mid Cap Growth Fund                            0.55%
---------------------------------------------------------------------
Scudder Small Cap Growth Fund                          0.55%
---------------------------------------------------------------------

Prior to December 20, 2004, Scudder Mid Cap Growth Fund paid the investment advisor an annual rate of 0.65% of the fund's average daily net assets. Effective December 20, 2004, Scudder Mid Cap Growth Fund pays the investment advisor a monthly fee at an annual rate of:

---------------------------------------------------------------------
Average Daily Net Assets                                 Fee Rate
---------------------------------------------------------------------

Investment Management Fee
---------------------------------------------------------------------
$0 - $500 million                                         0.65%
---------------------------------------------------------------------
$500 million - $1.5 billion                               0.60%
---------------------------------------------------------------------
$1.5 billion - $11.5 billion                              0.55%
---------------------------------------------------------------------
over $11.5 billion                                        0.51%
---------------------------------------------------------------------



The portfolio managers

The following people handle the day-to-day management of each fund.


Samuel A. Dedio                     Robert S. Janis
Managing Director of Deutsche       Managing Director of Deutsche
Asset Management and Co-Lead        Asset Management and Co-Lead
Portfolio Manager of the funds.     Portfolio Manager of the funds.
o   Joined Deutsche Asset           o   Joined Deutsche Asset
    Management in 1999 after            Management and the funds in
    eight years of experience,          2004.
    formerly serving as analyst     o   Previously served as
    at Ernst & Young LLP,               portfolio manager for 10
    Evergreen Asset Management          years at Credit Suisse
    and Standard & Poor's Corp.         Asset Management (or at its
o   Over 13 years of investment         predecessor, Warburg Pincus
    industry experience.                Asset Management).
o   MS, American University,        o   Over 20 years of investment
    Kogod School of Business.           industry experience.
o   Joined the funds in 2002.       o   MBA, University of
                                        Pennsylvania, Wharton
                                        School.

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Financial Highlights


These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the back cover).


Scudder Micro Cap Fund -- Investment Class

--------------------------------------------------------------------------------
 Years Ended September 30,                 2004     2003    2002    2001    2000
--------------------------------------------------------------------------------


Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period     $18.67   $14.06  $17.05   $24.36 $16.12
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)           (.31)^a  (.17)^a (.18)^a   (.15)  (.14)
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions        2.61     4.78  (2.81)   (5.33)   9.79
--------------------------------------------------------------------------------
  Total from investment operations         2.30     4.61  (2.99)   (5.48)   9.65
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment
  transactions                               --       --      --   (1.83) (1.41)
--------------------------------------------------------------------------------
Net asset value, end of period           $20.97   $18.67  $14.06   $17.05 $24.36
--------------------------------------------------------------------------------
Total Return (%)^b                        12.37    32.79  (17.54)  (22.71) 63.87
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)       19       18      12        7      5
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                             2.15     2.16    2.21     2.23   2.55
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                             1.74     1.74    1.74     1.74   1.74
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)(1.47)   (1.09)  (1.02)   (1.03) (1.05)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                  99       74      66       79    137
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b    Total return would have been lower had certain expenses not been reduced.

Scudder Mid Cap Growth Fund -- Investment Class


--------------------------------------------------------------------------------
 Years Ended September 30,              2004      2003     2002    2001     2000
--------------------------------------------------------------------------------


Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $11.46   $ 9.31    $10.66  $17.57   $14.77
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)        (.11)^a  (.08)^a   (.06)^a  (.03)    (.06)
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions      .72     2.23    (1.29)  (6.41)     6.79
--------------------------------------------------------------------------------
  Total from investment operations       .61     2.15    (1.35)  (6.44)     6.73
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment
  transactions                            --       --        --   (.47)   (3.93)
--------------------------------------------------------------------------------
Net asset value, end of period        $12.07   $11.46    $ 9.31  $10.66   $17.57
--------------------------------------------------------------------------------
Total Return (%)^b                      5.32    23.09    (12.66) (37.26)   53.65
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)    35       36        29      36       48
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                          1.35     1.34     1.39^c   1.43^c 1.70^c
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                          1.25     1.25     1.25^c  1.25^c  1.25^c
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                             (.86)    (.74)     (.55)   (.21)    (.40)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)              116       82      120^d    251      146
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b   Total return would have been lower had certain expenses not been reduced.

^c The expense ratio of the Capital Appreciation Portfolio is included in this ratio.

^d On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Growth Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.

Scudder Small Cap Growth Fund -- Investment Class


--------------------------------------------------------------------------------
 Years Ended September 30,              2004      2003     2002     2001    2000
--------------------------------------------------------------------------------


Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $19.74   $16.57    $19.73   $26.95  $21.89
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)        (.20)a   (.16)^a   (.13)^a   (.12)   (.15)
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions     1.75     3.33    (3.03)   (5.53)    8.53
--------------------------------------------------------------------------------
  Total from investment operations      1.55     3.17    (3.16)   (5.65)    8.38
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment
  transactions                            --       --        --   (1.57)  (3.32)
--------------------------------------------------------------------------------
Net asset value, end of period        $21.29   $19.74    $16.57   $19.73  $26.95
--------------------------------------------------------------------------------
Total Return (%)^b                      7.95    19.13    (16.02)  (21.77)  41.59
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)   310      313       204      241     292
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                          1.35     1.37    1.40^c   1.46^c  1.44^c
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                          1.25     1.25    1.25^c   1.25^c  1.25^c
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                             (.93)    (.90)     (.63)    (.53)   (.60)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)              116       74       87^d     109     136
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b   Total return would have been lower had certain expenses not been reduced.

^c   The expense ratio of the Small Cap Portfolio is included in this ratio.

^d On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Growth Fund as a stand-alone fund in addition to the Small Cap Portfolio.

How to Invest in the Funds

The following pages tell you how to invest in these funds and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions, and you should follow those.

These instructions are for buying and selling Investment Class shares.

Buying and Selling Investment Class Shares

You may only buy Investment Class shares if you have a shareholder account set up with a financial advisor. Financial advisors include brokers or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the funds. Financial advisors may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

Contact your financial advisor for details on how to enter and pay for your order. Each fund's advisor, administrator or their affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services.

Investment minimums

=====================================================================
Initial investment                                       $1,000
=====================================================================
Subsequent investment                                       $50
=====================================================================
IRA account
  Initial investment                                       $500
=====================================================================
  Subsequent investment                                     $50
=====================================================================
Automatic investment plan
(minimum/maximum)                                  $50/$250,000
=====================================================================



=====================================================================
Minimum account balance                                  $1,000
=====================================================================

The funds and their service providers reserve the right to waive or modify the investment minimums from time to time at their discretion.

Service plan

Scudder Micro Cap Fund has adopted a service plan for its Investment Class shares. Under the plan, the fund pays service fees at an aggregate annual rate of up to 0.25% of the fund's average daily net assets for its Investment Class shares. The fees are compensation to financial advisors for providing personal services and/or account maintenance services to their customers. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the same fund.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through financial advisors.


If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are outside those described by the fund. Please note that a financial advisor may charge fees separate from those charged by a fund.


Keep in mind that the information in this prospectus applies only to each fund's Investment Class shares. Each fund has other share classes, which are described in separate prospectuses and have different fees, requirements and services.


In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.


Policies about transactions


Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the funds' long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the funds' portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage").

Each fund discourages short-term and excessive trading. Each fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the Board. Each fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. A fund may also take trading activity that occurs over longer periods into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Each fund's policies include:


o Each fund imposes a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees");

o Each fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the funds; and

o Each fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the funds calculate share price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the funds by an investor is detected, the advisor may determine to prohibit that investor from future purchases in the funds or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the funds' long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the funds.

The funds' policies and procedures may be modified or terminated at any time.

Redemption fees. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the funds. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the funds'.


The redemption fee will not be charged in connection with certain transactions such as exchange or redemption transactions on behalf of (i) participants in certain research wrap programs, (ii) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders and (iii) any mutual fund advised by the advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio. The funds expect that the waiver for certain group retirement plans will be eliminated over time as the plans' operating systems are improved. Until such time that these operating systems are improved, the Advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to modify or terminate these waivers or the redemption fee at any time.


ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy/QuickSell on a new account, see the account application; to add it to an existing account, call
(800) 621-1048.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.


Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

The funds accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that a fund cannot accept cash, traveler's checks, money orders, starter checks, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, generally including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor or Shareholder Services for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

You may obtain additional information about other ways to sell your shares by contacting your investment provider.

How the funds calculate share price

To calculate net asset value per share or NAV, the share class uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                  ----------------------------------        =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING



The price at which you buy and sell shares is the NAV.

We typically value securities using market quotations or information furnished by an independent pricing service. However, we may use methods approved by a fund's Board that are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last pricing service information or quoted market price. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices (see "Market Timing Policies and Procedures").


To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

o    withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reasons


o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (although these policies don't apply to investors with $100,000 or more in Scudder fund shares, investors with an Automatic Investment Plan established with $50 or more per month, or in any case where a fall in share price created the low balance)


o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of fund shares and you may incur tax liability

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimums at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes



By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a dividend or distribution for a given period.


Each fund intends to pay dividends and distributions to shareholders annually in December, and, if necessary, may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.


You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For federal income tax purposes, an exchange is treated the same as a sale.


The tax status of a fund's earnings you receive and your own fund transactions generally depends on their type:

====================================================================
Generally taxed at long-term       Generally taxed at ordinary
capital gains rates:               income rates:
====================================================================
Distributions from a fund

o gains from the sale of           o gains from the sale of
  securities held by the fund for    securities held by the fund
  more than one year                 for one year or less

o qualified dividend income        o all other taxable income
====================================================================
Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund
  held for more than one year        shares held for one year or
                                     less

====================================================================

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, each fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate each fund's recognition of ordinary income and may affect the timing or amount of each fund's distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by each fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, each fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each fund's shares for the lower rates to apply.

For taxable years beginning on or before December 31, 2008, the maximum long-term capital gain rate applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."


Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.


The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax adviser with respect to the tax consequences to you of an investment in a fund.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.


Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Investments                     SEC

-------------------------------------------------------------------------------
222 South Riverside Plaza               Public Reference Section
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
www.scudder.com                         www.sec.gov
(800) 621-1048                          (202) 942-8090

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808


SCUDDER
INVESTMENTS                             SEC File Numbers:
                                        Scudder Micro Cap Fund         811-08006
A Member of                             Scudder Mid Cap Growth Fund    811-04760
Deutsche Asset Management [LOGO]        Scudder Small Cap Growth Fund  811-04760

                                                                         SCUDDER
                                                                     INVESTMENTS

                           Small/Aggressive Growth II



                      Prospectus

--------------------------------------------------------------------------------
                            February 1, 2005
--------------------------------------------------------------------------------
                        |
                        |   Scudder Micro Cap Fund
                        |   Class S
                        |
                        |   Scudder Mid Cap Growth Fund
                        |   Class S
                        |
                        |   Scudder Small Cap Growth Fund

                        |   Class AARP and Class S







As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Funds Work                     How to Invest in the Funds

     4  Scudder Micro Cap Fund             31  How to Buy, Sell and
                                               Exchange Class AARP Shares
    11  Scudder Mid Cap Growth Fund
                                           33  How to Buy, Sell and
    17  Scudder Small Cap Growth               Exchange Class S Shares
        Fund
                                           35  Policies You Should Know
    24  Other Policies and Secondary           About
        Risks
                                           44  Understanding Distributions
    26  Who Manages and Oversees               and Taxes
        the Funds

    29  Financial Highlights

How the Funds Work


On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

This prospectus offers two classes of shares. Class AARP shares have been created especially for AARP members. Class S shares are generally not available to new investors. Unless otherwise noted, all information in this prospectus applies to both classes.

You can find Scudder prospectuses on the Internet for Class AARP shares at aarp.scudder.com and for Class S shares at myScudder.com.

--------------------------------------------------------------------------------
                                                              |  Class S
                                                              |

                                                ticker symbol |  SMFSX
                                                  fund number |  390


  Scudder Micro Cap Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks capital appreciation.


Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of US micro capitalization companies. For the purposes of this 80% limitation, the micro capitalization equity universe is defined as the bottom 5% of the total domestic equity market capitalization (at the time of initial investment) using a minimum market capitalization of $10 million. The fund may invest up to 20% of its total assets in the securities of foreign companies that would be considered to be in the bottom 5% in terms of market capitalization in the US equity market (subject to a $10 million market capitalization minimum).

The fund invests primarily in equity securities of US micro capitalization growth-oriented companies. The managers focus on individual security selection rather than industry selection. The managers use an active process which combines financial analysis with company visits to evaluate management and strategies. Each manager has specific sector responsibilities with investment discretion over securities within their sectors.


--------------------------------------------------------------------------------


OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market (see "Secondary risks" for more information).

Company research lies at the heart of our investment process. The managers use a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

o The managers focus on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

o The managers emphasize individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

o The managers generally seek companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.


The fund follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

o  the stock price reaches a portfolio manager's expectations;

o  there is a material change in the company's fundamentals;

o  the managers believe other investments offer better opportunities; or

o the market capitalization of a stock distorts the weighted average market capitalization of the fund.


The fund may also invest up to 20% of its assets in high quality debt instruments and money market instruments with remaining maturities of one year or less, including repurchase agreements. The fund may invest up to 5% of its net assets in non-convertible bonds and preferred stocks that the managers believe to be of high quality.

The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the micro capitalization portion of the US stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get an attractive price for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.


Micro Capitalization Company Risk. The fund's investments in micro capitalization companies will be more susceptible to share price fluctuations since micro capitalization company stocks tend to experience steeper fluctuations in price -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity in micro company investing -- can also pose added risk. Industry-wide reversals may have a greater impact on micro capitalization companies, since they lack a large company's financial resources. Micro capitalization companies may have limited product lines and markets. They may also have shorter operating histories and more volatile businesses and may be more dependent on key personnel. Finally, micro capitalization company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a micro capitalization company's shares may be more difficult to sell.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of capital appreciation.

Foreign Securities Risk. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the prices of its securities, you may not receive the full market value for your fund shares when you sell.


Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


Another factor that could affect performance:

o derivatives could produce disproportionate losses (see "Secondary risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with two broad-based market indexes (which, unlike the fund, do not have any fees or expenses). The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


Class S shares commenced operations on February 1, 2005 and therefore do not have a full calendar year of performance available. In the bar chart and table, the performance figures reflect the historical performance of the fund's original share class (Institutional Class). Although Institutional Class shares are not offered in this prospectus, they are invested in the same portfolio and the annual total returns differ only to the extent that the classes have different fees and expenses.


The table shows returns for Institutional Class shares on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Micro Cap Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year              Institutional Class
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1997       19.83
1998        1.20
1999       77.53
2000        3.22
2001       15.37
2002      -27.07
2003       41.00
2004       12.96



For the periods included in the bar chart:


Best Quarter: 29.74%, Q4 1999           Worst Quarter: -24.12%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2004
--------------------------------------------------------------------------------

                                                                         Since
                                        1 Year         5 Years        Inception*

--------------------------------------------------------------------------------
Institutional Class
--------------------------------------------------------------------------------

  Return before Taxes                   12.96            6.70          14.77
--------------------------------------------------------------------------------
  Return after Taxes on                 11.14            5.75          13.46
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on                 10.36            5.40          12.45
  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------
Index 1 (reflects no deductions         14.31           -3.57           3.96
for fees, expenses or taxes)
--------------------------------------------------------------------------------
Index 2 (reflects no deductions         18.33            6.61           8.99
for fees, expenses or taxes)
--------------------------------------------------------------------------------

Index 1: Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq.**

Index 2: Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization.

* Institutional Class commenced operations on December 18, 1996. Index comparisons begin on December 31, 1996.

** On July 1, 2004, the Russell 2000 Growth Index replaced the Russell 2000 Index as the fund's benchmark index because the advisor believes it is more appropriate to measure the fund's performance against the Russell 2000 Growth Index as it more accurately reflects the fund's investment strategy.

Total returns from inception through 2004 would have been lower if operating expenses hadn't been reduced.


--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-SCUDDER or visit our Web site at myScudder.com.




--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold fund shares.


--------------------------------------------------------------------------------
Fee Table                                                           Class S
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Redemption/Exchange fee on shares owned less than 30 days (as         2.00%
% of redemption proceeds)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------

Management Fee                                                        1.50%

--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      None
--------------------------------------------------------------------------------

Other Expenses^1                                                      0.68
--------------------------------------------------------------------------------
Total Annual Operating Expenses^1                                     2.18
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement^2                                   0.44
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses^2                                  1.74
--------------------------------------------------------------------------------

^1 Estimated since no Class S shares were issued as of the fund's fiscal year end.

^2 The advisor and administrator have contractually agreed to waive their fees or reimburse expenses until January 31, 2006, so that total operating expenses will not exceed 1.74%, excluding certain expenses such as extraordinary expenses, interest, brokerage and taxes.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Class S                     $177           $640         $1,129         $2,479
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                 |   Class S
                                                                 |

                                                  ticker symbol  |   SMCSX
                                                    fund number  |   383


Scudder Mid Cap Growth Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks long-term capital growth.

Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in companies with market caps within the market capitalization range of the Russell Mid Cap Growth Index or securities with equity characteristics that provide exposure to those companies. It may also invest in convertible securities when it is more advantageous than investing in a company's common stock. The managers believe these companies contain the greatest concentration of businesses with significant growth prospects.


The fund invests primarily in equity securities of medium-sized growth-oriented companies. The managers focus on individual security selection rather than industry selection. The managers use an active process which combines financial analysis with company visits to evaluate management and strategies. Each manager has specific sector responsibilities with investment discretion over securities within their sectors.


Company research lies at the heart of the investment process. The managers use a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

o The managers focus on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

--------------------------------------------------------------------------------


OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market (see "Secondary risks" for more information).

o The managers emphasize individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

o The managers generally seek companies with leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.


The fund follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

o  the stock price reaches a portfolio manager's expectations;

o  there is a material change in the company's fundamentals;

o  the managers believe other investments offer better opportunities; or

o the market capitalization of a stock distorts the weighted average market capitalization of the fund.

The fund may also invest up to 20% of its assets in stocks and other securities of companies based outside the US. The fund may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.



The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the medium-sized capitalization portion of the US stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of long-term capital growth.

Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.


Medium-Sized Company Risk. Medium-sized company stocks tend to experience steeper price fluctuations -- down as well as up -- than stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a medium-sized company's shares.


Foreign Securities Risk. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the prices of its securities, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance:

o derivatives could produce disproportionate losses (see "Secondary risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with two broad-based market indexes (which, unlike the fund, do not have any fees or expenses). The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

Class S shares commenced operations on February 1, 2005 and therefore do not have a full calendar year of performance available. In the bar chart and table, the performance figures reflect the historical performance of the fund's original share class (Investment Class). Although Investment Class shares are not offered in this prospectus, they are invested in the same portfolio and the annual total returns differ only to the extent that the classes have different fees and expenses.

The table shows returns for Investment Class shares on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Mid Cap Growth Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year              Investment Class
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:



1995       37.43
1996        8.68
1997       14.46
1998       18.51
1999       49.68
2000       -1.70
2001      -13.37
2002      -20.49
2003       28.44
2004        9.75



For the periods included in the bar chart:


Best Quarter: 29.95%, Q4 1999           Worst Quarter: -19.58%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2004
--------------------------------------------------------------------------------

                                           1 Year        5 Years       10 Years
--------------------------------------------------------------------------------
Investment Class
--------------------------------------------------------------------------------

Return before Taxes                         9.75          -0.93          11.21
--------------------------------------------------------------------------------
Return after Taxes on Distributions         9.75          -1.07           8,35
--------------------------------------------------------------------------------
Return after Taxes on Distributions         6.34          -0.83*          8.32
and Sale of Fund Shares
--------------------------------------------------------------------------------
Index 1 (reflects no deductions for        15.48           -3.36         11.23
fees, expenses or taxes)
--------------------------------------------------------------------------------
Index 2 (reflects no deductions for        16.48           9.54          16.10
fees, expenses or taxes)
--------------------------------------------------------------------------------

Index 1: Russell Mid Cap Growth Index, an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.**


Index 2: S&P Mid-Cap 400 Index is an unmanaged index that tracks the stock movement of 400 mid-sized US companies.


* Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

** On August 20, 2004, the Russell Mid Cap Growth Index replaced the S&P Mid Cap 400 Index as the fund's benchmark index because the advisor believes it is more appropriate to measure the fund's performance against the Russell Mid Cap Growth Index as it more accurately reflects the fund's investment strategy.

Total returns from inception through 2004 would have been lower if operating expenses hadn't been reduced.


--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-SCUDDER or visit our Web site at myScudder.com.



--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold fund shares.


--------------------------------------------------------------------------------
Fee Table                                                           Class S
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------

Redemption/Exchange fee on shares owned less than 30 days             2.00%
(as % of redemption proceeds)^1
--------------------------------------------------------------------------------


Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------

Management Fee^2                                                      0.63%

--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      None
--------------------------------------------------------------------------------

Other Expenses^3                                                      0.69
--------------------------------------------------------------------------------
Total Annual Operating Expenses^3                                     1.32
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement^4                                   0.07
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses^4                                  1.25
--------------------------------------------------------------------------------

^1 This fee is charged on applicable redemptions or exchanges. Please see "Policies about transactions" for further information.

^2 Restated to reflect a new management fee schedule that became effective on December 20, 2004.

^3 Estimated since no Class S shares were issued as of the fund's fiscal year end.

^4 The advisor and administrator have contractually agreed to waive their fees or reimburse expenses until January 31, 2008, so that total operating expenses will not exceed 1.25%, excluding certain expenses such as extraordinary expenses, interest, brokerage and taxes.

Based on the costs above (including one year of capped expenses in the "1 Year" period and three years of capped expenses in each of the "3 Years", "5 Years" and "10 Years" periods), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Class S                    $127           $397           $702         $1,571
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      |   Class AARP     Class S
                                                      |

                                       ticker symbol  |   SSDPX          SSDSX
                                         fund number  |   214            314


Scudder Small Cap Growth Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks long-term capital growth.


Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of US smaller capitalization companies. For purposes of this 80% investment limitation, the small capitalization equity universe is defined as the bottom 20% of the total domestic equity market capitalization (at the time of initial investment), using a minimum market capitalization of $10 million.

The fund invests primarily in equity securities of US smaller capitalization companies. The managers focus on individual security selection rather than industry selection. The managers use an active process which combines financial analysis with company visits to evaluate management and strategies. Each portfolio manager has specific sector responsibilities with investment discretion over the securities within sectors.


Company research lies at the heart of our investment process. The managers use a "bottom-up" approach to picking securities. This approach focuses on individual stock selection.

o The managers focus on stocks with superior growth prospects and above average near-to-intermediate term performance potential.

o The managers emphasize individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help to meet shareholder redemptions or other needs while maintaining exposure to the market (see "Secondary risks" for more information).

o The managers generally seek companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

The managers look primarily for financial attributes that set these companies apart:

o  estimated above-average growth in revenues and earnings; and

o a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.


The fund follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

o  the stock price reaches a portfolio manager's expectations;

o  there is a material change in the company's fundamentals;

o  the managers believe other investments offer better opportunities; or

o the market capitalization of a stock distorts the weighted average market capitalization of the fund.

The fund may also invest up to 20% of its assets in the stocks of non-US companies and large capitalization stocks. The fund may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the small company portion of the US stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.


Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a small company's shares.


Foreign Securities Risk. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of long-term capital growth.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the prices of its securities, you may not receive the full market value for your fund shares when you sell.


Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


Another factor that could affect performance:

o derivatives could produce disproportionate losses (see "Secondary risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with two broad-based market indexes (which, unlike the fund, do not have any fees or expenses). The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


Class AARP and Class S shares commenced operations on December 20, 2004 and therefore do not have a full calendar year of performance available.


In the bar chart and table, the performance figures reflect the historical performance of the fund's original share class (Investment Class). Although Investment Class shares are not offered in this prospectus, they are invested in the same portfolio and the annual total returns differ only to the extent that the classes have different fees and expenses.

The table shows returns for Investment Class shares on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Small Cap Growth Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year               Investment Class
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1995       58.57
1996        6.90
1997       13.16
1998        6.15
1999       44.75
2000       10.28
2001       -8.56
2002      -22.35
2003       21.69

2004       13.29



For the periods included in the bar chart:


Best Quarter: 30.11%, Q3 1997           Worst Quarter: -24.39%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2004
--------------------------------------------------------------------------------

                                        1 Year         5 Years        10 Years
--------------------------------------------------------------------------------
Investment Class
--------------------------------------------------------------------------------

  Return before Taxes                   13.29            1.54          12.27
--------------------------------------------------------------------------------
  Return after Taxes on                 13.17            1.01          10.64
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on                  8.80            0.99           9.99
  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------
Index 1 (reflects no deductions         14.31           -3.57           7.12
for fees, expenses or taxes)
--------------------------------------------------------------------------------
Index 2 (reflects no deductions         18.33            6.61          11.54
 or fees, expenses or taxes)
--------------------------------------------------------------------------------


Index 1: Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq.*

Index 2: Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization.

* Effective July 1, 2004, the Russell 2000 Growth Index replaced the Russell 2000 Index as the fund's benchmark index because the advisor believes it is more appropriate to measure the fund's performance against the Russell 2000 Growth Index as it more accurately reflects the fund's investment strategy.


Total returns from inception through 2004 would have been lower if operating expenses hadn't been reduced.


Class AARP and Class S shares do not have a full calendar year of performance and past performance data is not provided. Although Investment Class shares are not offered in this prospectus, they are invested in the same portfolio. Class AARP and Class S shares annual total returns differ only to the extent that the classes have different fees and expenses.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or visit our Web site at aarp.scudder.com (Class AARP) or myScudder.com (Class S).




--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold fund shares.


--------------------------------------------------------------------------------
Fee Table                                       Class AARP          Class S
--------------------------------------------------------------------------------


Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Redemption/Exchange fee on shares owned            2.00%             2.00%
less than 30 days (as % of redemption
proceeds)^1
--------------------------------------------------------------------------------


Annual Operating Expenses, deducted from
fund assets
--------------------------------------------------------------------------------

Management Fee                                     0.65%             0.65%

--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                   None               None
--------------------------------------------------------------------------------

Other Expenses^2                                   0.47              0.47
--------------------------------------------------------------------------------
Total Annual Operating Expenses^2                  1.12              1.12
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement^3                0.12              0.12
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses^3               1.00              1.00
--------------------------------------------------------------------------------

^1 This fee is charged on applicable redemptions or exchanges. Please see "Policies about transactions" for further information.

^2 Estimated since no Class AARP and Class S shares were issued as of the fund's fiscal year end.

^3 The advisor and administrator have contractually agreed to waive their fees or reimburse expenses until January 31, 2010 so that total operating expenses will not exceed 1.00% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, interest, brokerage and taxes.

Based on the costs above (including one year of capped expenses in the "1 Year" period, three years of capped expenses in the "3 Years" period and five years of capped expenses in both the "5 Years" and "10 Years" periods), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Class AARP                 $102           $318           $551         $1,297
--------------------------------------------------------------------------------
Class S                     102            318            551          1,297
--------------------------------------------------------------------------------

Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about.

Other policies

o Although major changes tend to be infrequent, a fund's Board could change that fund's investment goal without seeking shareholder approval. In addition, the applicable Board will provide shareholders with at least 60 days' notice prior to making any changes to the 80% investment policy, as described herein, of each fund.

o As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market investments or other short-term bonds that offer comparable safety, or cash (Scudder Micro Cap Fund only). In addition, as a temporary defensive position, Scudder Mid Cap Growth Fund and Scudder Small Cap Growth Fund may each invest up to 100% of assets in the common stock of larger companies, or in fixed-income securities. This could prevent losses, but, while engaged in a temporary defensive position, a fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o Each fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible securities.


o The funds may trade securities actively. This could raise transaction costs (thus lowering return) and could result in higher taxable distributions.


o Each fund may use hedging transactions to attempt to reduce specific risks. For example, to protect a fund against circumstances that would normally cause the fund's portfolio securities to decline in value, the fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. A fund's ability to hedge may be limited by the costs of the derivatives contracts. A fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Each fund's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which www.scudder.com information is current (expected to be at least three months). Each fund's Statement of Additional Information includes a description of the policies and procedures with respect to the disclosure of each fund's portfolio holdings.

Who Manages and Oversees the Funds

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. ("DeAM, Inc."), Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, assets classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


The investment advisor

DeAM, Inc. is the investment advisor for each fund. Under the supervision of each fund's Board of Trustees, DeAM, Inc., with headquarters at 345 Park Avenue, New York, NY 10154, makes each fund's investment decisions, buys and sells securities for each fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. provides a full range of global investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


The advisor receives a management fee from each fund. Below are the actual rates paid by each fund net of fee waivers for the most recent fiscal year, as a percentage of each fund's average daily net assets:

---------------------------------------------------------------------
Fund Name                                              Fee Paid
---------------------------------------------------------------------

Scudder Micro Cap Fund                                 1.10%
---------------------------------------------------------------------
Scudder Mid Cap Growth Fund                            0.55%
---------------------------------------------------------------------
Scudder Small Cap Growth Fund                          0.55%
---------------------------------------------------------------------

Prior to December 20, 2004, Scudder Mid Cap Growth Fund paid the investment advisor an annual rate of 0.65% of the fund's average daily net assets. Effective December 20, 2004, Scudder Mid Cap Growth Fund pays the investment advisor a monthly fee at an annual rate of:

---------------------------------------------------------------------
Average Daily Net Assets                                 Fee Rate
---------------------------------------------------------------------
Investment Management Fee
---------------------------------------------------------------------
$0 - $500 million                                         0.65%
---------------------------------------------------------------------
$500 million - $1.5 billion                               0.60%
---------------------------------------------------------------------
$1.5 billion - $11.5 billion                              0.55%
---------------------------------------------------------------------
over $11.5 billion                                        0.51%
---------------------------------------------------------------------


AARP shares


AARP, through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeAM, Inc. has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeAM, Inc The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

The portfolio managers

The following people handle the day-to-day management of each fund.


Samuel A. Dedio                        Robert S. Janis
Managing Director of Deutsche Asset    Managing Director of Deutsche Asset
Management and Co-Lead Portfolio       Management and Co-Lead Portfolio
Manager of the funds.                  Manager of the funds.
 o Joined Deutsche Asset                o Joined Deutsche Asset Management
   Management in 1999 after eight         and the funds in 2004.
   years of experience, formerly        o Previously served as portfolio
   serving as analyst at Ernst &          manager for ten years at Credit
   Young LLP, Evergreen Asset             Suisse Asset Management (or at its
   Management and                         predecessor, Warburg Pincus Asset
   Standard & Poor's Corp.                Management).
 o Over 13 years of investment          o Over 20 years of investment
   industry experience.                   industry experience.
 o MS, American University, Kogod       o MBA, University of Pennsylvania,
   School of Business.                    Wharton School.
 o Joined the funds in 2002.

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Financial Highlights

Because Class AARP (Scudder Small Cap Growth Fund) and Class S shares of each fund are newly offered, or there are no shares outstanding as of the most recent fiscal year end, there is no financial data available for these shares as of the date of this prospectus.

How to Invest in the Funds

The following pages tell you how to invest in a fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions and you should follow those.

As noted earlier, there are two classes of shares available through this prospectus. The instructions for buying and selling each class are slightly different.


Instructions for buying and selling Class AARP shares, which have been created especially for AARP members, are found on the next two pages. These are followed by instructions for buying and selling Class S shares, which are generally not available to new investors. Be sure to use the appropriate table when placing any orders to buy, exchange or sell shares in your account.

How to Buy, Sell and Exchange Class AARP Shares

Buying Shares: Use these instructions to invest directly. Make out your check to "The AARP Investment Program."

--------------------------------------------------------------------------------
First investment                            Additional investments
--------------------------------------------------------------------------------

$1,000 or more for regular accounts         $50 minimum for regular accounts and
                                            IRA accounts
$500 or more for IRAs
                                            $50 minimum with an Automatic
$500 or more with an Automatic              Investment Plan, Payroll Deduction
Investment Plan                             or Direct Deposit

--------------------------------------------------------------------------------
By mail or express mail (see below)

o For enrollment forms, call 1-800-253-2277 Send a personalized investment slip or short note that includes:
o Fill out and sign an enrollment form
                                            o fund and class name
o Send it to us at the appropriate
  address, along with an investment check   o account number

                                            o check payable to "The AARP
                                              Investment Program"
--------------------------------------------------------------------------------
By wire

o Call 1-800-253-2277 for instructions      o Call 1-800-253-2277 for
                                              instructions
--------------------------------------------------------------------------------
By phone

Not available                               o Call 1-800-253-2277 for
                                              instructions
--------------------------------------------------------------------------------
With an automatic investment plan


o Fill in the information on your           o To set up regular investments from
  application and include a voided check.     a bank checking account, call
                                              1-800-253-2277

--------------------------------------------------------------------------------
Payroll Deduction or Direct Deposit

o Select either of these options on your    o Once you specify a dollar amount
  enrollment form and submit it. You will     (minimum $50), investments are
  receive further instructions by mail.       automatic.
--------------------------------------------------------------------------------
Using QuickBuy

Not available                               o Call 1-800-253-2277 to speak to a
                                              representative

                                            o or, to use QuickBuy on the
                                              Easy-Access Line, call
                                              1-800-631-4636 and follow the
                                              instructions on how to purchase
                                              shares
--------------------------------------------------------------------------------
On the Internet

o Go to "services and forms -- How to open   o Call 1-800-253-2277 to ensure you
  an account" at aarp.scudder.com             have electronic services

o Print out a prospectus and an enrollment  o Register at aarp.scudder.com form
                                            o Follow the instructions for buying
o Complete and return the enrollment form     shares with money from your bank
  with your check                             account
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Regular mail: The AARP Investment Program,
First Investment: PO Box 219735, Kansas City, MO 64121-9735
Additional Investments: PO Box 219743, Kansas City, MO 64121-9743

Express, registered or certified mail:
The AARP Investment Program, 210 W. 10th Street, Kansas City, MO 64105-1614

Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------
$1,000 or more to open a new account      Some transactions, including most for
($500 or more for IRAs)                   over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
$50 or more for exchanges between         41
existing accounts
--------------------------------------------------------------------------------
By phone

o Call 1-800-253-2277 for instructions    o Call 1-800-253-2277 for instructions
--------------------------------------------------------------------------------
Using Easy-Access Line


o Call 1-800-631-4636 and follow the      o Call 1-800-631-4636 and follow the
  instructions                              instructions

--------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Your instructions should include:         Your instructions should include:

o your account number                     o your account number

o names of the funds, and the class and   o names of the funds, and the class
  number of shares or dollar amount you     and number of shares or dollar
  want to exchange                          amount you want to redeem
--------------------------------------------------------------------------------
With an automatic withdrawal plan

Not available                             o To set up regular cash payments from
                                            an account, call 1-800-253-2277
--------------------------------------------------------------------------------
Using QuickSell

Not available                             o Call 1-800-253-2277
--------------------------------------------------------------------------------
On the Internet

o Register at aarp.scudder.com            Not available

o Go to "services and forms"

o Follow the instructions for making
  on-line exchanges
--------------------------------------------------------------------------------

 To reach us:    o Web site aarp.scudder.com

                 o Program representatives 1-800-253-2277, M-F, 9 a.m. - 6
                   p.m. EST

                 o Confidential fax line 1-800-821-6234, always open


                 o TDD line 1-800-634-9454, M-F, 9 a.m. - 6 p.m. EST



 Class AARP      o AARP Lump Sum Service for planning and setting up a lump
 Services          sum distribution

                 o AARP Legacy Service for organizing financial documents and planning the orderly transfer of assets to heirs

                 o AARP Goal Setting and Asset Allocation Service for
                   allocating assets and measuring investment progress

                 o For more information, please call 1-800-253-2277.

How to Buy, Sell and Exchange Class S Shares

Buying Shares: Use these instructions to invest directly. Make out your check to "The Scudder Funds."

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------

$2,500 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$1,000 or more for IRAs
                                          $50 or more with an Automatic
$1,000 or more with an Automatic          Investment Plan
Investment Plan

--------------------------------------------------------------------------------
By mail or express mail (see below)

o Fill out and sign an application        Send a Scudder investment slip or
                                          short note that includes:
o Send it to us at the appropriate
  address, along with an investment check o fund and class name

                                          o account number

                                          o check payable to "The Scudder Funds"
--------------------------------------------------------------------------------
By wire

o Call 1-800-SCUDDER for instructions     o Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------
By phone

Not available                             o Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------
With an automatic investment plan


o Fill in the information on your         o To set up regular investments from a
  application and include a voided check.   bank checking account, call
                                            1-800-SCUDDER

--------------------------------------------------------------------------------
Using QuickBuy

Not available                             o Call 1-800-SCUDDER to speak to a
                                            representative

                                          o or, to use QuickBuy on SAIL(TM),
                                            call
                                            1-800-343-2890 and follow the
                                            instructions on how to purchase
                                            shares
--------------------------------------------------------------------------------
On the Internet

o Go to "funds and prices" at             o Call 1-800-SCUDDER to ensure you
  myScudder.com                             have electronic services

o Print out a prospectus and a new        o Register at myScudder.com
  account application
                                          o Follow the instructions for buying
o Complete and return the application       shares with money from your bank
  with your check                           account
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Regular mail:
First Investment: Scudder Investments, PO Box 219669, Kansas City, MO 64121-9669 Additional Investments: Scudder Investments, PO Box 219664, Kansas City, MO 64121-9664

Express, registered or certified mail:
Scudder Investments, 210 W. 10th Street, Kansas City, MO 64105-1614

Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------
$2,500 or more to open a new account      Some transactions, including most for
($1,000 or more for IRAs)                 over $100,000, can only be ordered in
                                          writing, if you're in doubt, see page
$50 or more for exchanges between         41
existing accounts
--------------------------------------------------------------------------------
By phone or wire

o Call 1-800-SCUDDER for instructions     o Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------
Using SAIL(TM)

o Call 1-800-343-2890 and follow the      o Call 1-800-343-2890 and follow the
  instructions                              instructions
--------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Your instructions should include:         Your instructions should include:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your account o a daytime telephone number

o a daytime telephone number
--------------------------------------------------------------------------------
With an automatic withdrawal plan

Not available                             o To set up regular cash payments from
                                            a Scudder account, call
                                            1-800-SCUDDER
--------------------------------------------------------------------------------
Using QuickSell

Not available                             o Call 1-800-SCUDDER
--------------------------------------------------------------------------------
On the Internet

o Register at myScudder.com               o Register at myScudder.com

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
--------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.


If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are outside those described by the fund. Please note that a financial advisor may charge fees separate from those charged by a fund.

Keep in mind that the information in this prospectus applies only to each fund's Class S shares and Scudder Small Cap Growth Fund's Class AARP shares. Each fund has other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-253-2277 (Class
AARP) or 1-800-SCUDDER (Class S) or your financial advisor.


Policies about transactions


Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).You can place an order to buy or sell shares at any time.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a Scudder representative between 9 a.m. and 6 p.m. Eastern time on any fund business day by calling 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the funds' long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the funds' portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage").

Each fund discourages short-term and excessive trading. Each fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the Board. Each fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. A fund may also take trading activity that occurs over longer periods into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Each fund's policies include:


o Each fund imposes a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees");

o Each fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the funds; and

o Each fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the funds calculate share price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the funds by an investor is detected, the advisor may determine to prohibit that investor from future purchases in the funds or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the funds' long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the funds.


The funds' policies and procedures may be modified or terminated at any time.


Redemption fees. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the funds. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the funds'.


The redemption fee will not be charged in connection with certain transactions such as exchange or redemption transactions on behalf of (i) participants in certain research wrap programs, (ii) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders and (iii) any mutual fund advised by the advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio. The funds expect that the waiver for certain group retirement plans will be eliminated over time as the plans' operating systems are improved. Until such time that these operating systems are improved, the advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to modify or terminate these waivers or the redemption fee at any time.

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.

--------------------------------------------------------------------------------
For Class AARP shares
--------------------------------------------------------------------------------
Call Easy-Access Line, the AARP Program Automated Information
Line, at 1-800-631-4636
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
For Class S shares
--------------------------------------------------------------------------------
Call SAIL(TM), the Scudder Automated Information Line, at
1-800-343-2890
--------------------------------------------------------------------------------


QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Telephone and electronic transactions. Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


The funds accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that a fund cannot accept cash, traveler's checks, starter checks, money orders, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, generally including commercial banks, savings and loan, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.


Selling shares of trust accounts and business or organization accounts may require additional documentation. Please call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or contact your financial advisor for more information.


Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

How the funds calculate share price

To calculate net asset value per share or NAV, each share class uses the following equation:

   TOTAL ASSETS - TOTAL LIABILITIES
--------------------------------------  = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you buy and sell shares is the NAV.

We typically value securities using market quotations or information furnished by an independent pricing service. However, we may use methods approved by a fund's Board that are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last pricing service information or quoted market price. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")


To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time


o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of fund shares and you may incur tax liability


o close your account and send you the proceeds if your balance falls below $1,000 for Class AARP shareholders ($500 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments), $2,500 for Class S shareholders ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments) or $250 for Class S retirement accounts; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (although these policies don't apply to investors with $100,000 or more in Scudder fund shares, investors with an Automatic Investment Plan established with $50 or more per month, or in any case where a fall in share price created the low balance)


o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimums at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a dividend or distribution for a given period.


Each fund intends to pay dividends and distributions to its shareholders annually in December and, if necessary, may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.


You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without applicable sales charges. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For federal income tax purposes, an exchange is treated the same as a sale.


The tax status of a fund's earnings you receive and your own fund transactions generally depends on their type:

--------------------------------------------------------------------

Generally taxed at long-term       Generally taxed at ordinary
capital gain rates:                income rates:

--------------------------------------------------------------------
Distributions from a fund

o gains from the sale of           o gains from the sale of
  securities held by the fund for    securities held by the fund
  more than one year                 for one year or less

o qualified dividend income        o all other taxable income
--------------------------------------------------------------------
Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund
  held for more than one year        shares held for one year or
                                     less
--------------------------------------------------------------------

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, each fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate each fund's recognition of ordinary income and may affect the timing or amount of each fund's distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by each fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, each fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each fund's shares for the lower rates to apply.

For taxable years beginning on or before December 31, 2008, the maximum long-term capital gain rate applicable to individuals has been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."


Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.


The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax adviser with respect to the tax consequences to you of an investment in a fund.

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of each fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically.


Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S), or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090.


--------------------------------------------------------------------------------


AARP Investment Program from    Scudder Investments   SEC
Scudder Investments (Class      (Class S)
AARP)
--------------------------------------------------------------------------------
PO Box 219735                   PO Box 219669         Public Reference Section
Kansas City, MO                 Kansas City, MO       Washington, D.C.
64121-9735                      64121-9669            20549-0102
aarp.scudder.com                myScudder.com         www.sec.gov
1-800-253-2277                  1-800-SCUDDER         1-202-942-8090






Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
                                         SEC File Numbers:

SCUDDER                                  Scudder Micro Cap Fund        811-08006
INVESTMENTS
                                         Scudder Mid Cap Growth Fund   811-04760
A Member of
Deutsche Asset Management [LOGO]         Scudder Small Cap Growth Fund 811-04760

                                                                         SCUDDER
                                                                     INVESTMENTS

                             Taxable Income I


                       Prospectus


--------------------------------------------------------------------------------
                             February 1, 2005
--------------------------------------------------------------------------------
                          |
                          |  Scudder Fixed Income Fund
                          |  Classes A, B, C and R
                          |
                          |  Scudder Short Duration Fund
                          |  Classes A, B and C








As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Funds Work                    How to Invest in the Funds

     4  Scudder Fixed Income Fund         32  Choosing a Share Class

    12  Scudder Short Duration Fund       39  How to Buy Class A, B and C
                                              Shares
    19  Other Policies and Risks
                                          40  How to Exchange or Sell
    20  Who Manages and Oversees              Class A, B and C Shares
        the Funds
                                          41  How to Buy Class R Shares
    24  Financial Highlights
                                          42  Policies You Should Know
                                              About

                                          52  Understanding Distributions
                                              and Taxes

How the Funds Work

On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                  |   Class A    Class B     Class C    Class R
                                  |
                   ticker symbol  |   SFXAX      SFXBX       SFXCX      SFXRX
                     fund number  |   493        693         793        1504

Scudder Fixed Income Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


The fund seeks a high level of income consistent with the preservation of capital. The fund invests for current income, not capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.


The fund invests primarily in investment-grade fixed income securities rated within the top three credit rating categories. The fund may invest up to 20% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the fund's investment objective are not readily available for purchase. The fund's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the fund, the managers generally use a

--------------------------------------------------------------------------------


OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use futures, swaps and forwards. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

"bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

Company research lies at the heart of the fund's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

Portfolio Maturity. The portfolio managers intend to maintain a dollar-weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the fund may experience a high portfolio turnover rate.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking to earn higher current income than an investment in money market mutual funds may provide.

Foreign Investment Risk. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.


Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.


Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o at times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is June 28, 2002. The inception date for Class R shares is October 1, 2003. In the bar chart, the performance figures for Class A before inception are based on the historical performance of the fund's original share class (Institutional Class), adjusted to reflect the higher gross total annual operating expenses of Class A. In the table, the performance figures before the applicable inception date are based on the historical performance of the fund's original share class (Institutional Class) adjusted to reflect both the higher gross total annual operating expenses of Class A, B, C or R and the current applicable sales charges for Class A, B or C.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for Class R shares or for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Fixed Income Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                     Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1995       17.81
1996        4.22
1997        9.15
1998        7.64
1999       -0.81
2000       11.71
2001        9.05
2002        8.92
2003        4.18

2004        4.91



For the periods included in the bar chart:


Best Quarter: 5.28%, Q2 1995            Worst Quarter: -2.28%, Q2 2004

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2004
--------------------------------------------------------------------------------

                                           1 Year        5 Years      10 Years
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

  Return before Taxes                      0.19           6.73          7.08
--------------------------------------------------------------------------------
  Return after Taxes on Distributions     -1.35           4.48          4.52
--------------------------------------------------------------------------------
  Return after Taxes on Distributions     -1.39           4.26          4.42
  and Sale of Fund Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)              1.21           6.78          6.78
--------------------------------------------------------------------------------
Class C (Return before Taxes)              4.12           6.92          6.77
--------------------------------------------------------------------------------
Class R (Return before Taxes)              4.88           7.47          7.30
--------------------------------------------------------------------------------
Index (reflects no deductions for          4.34           7.71          7.72
fees, expenses or taxes)
--------------------------------------------------------------------------------


Index: The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment grade bonds which include securities from the following sectors: US Treasuries, agencies, corporate, mortgage-backed and asset-backed securities. The Index includes over 5,500 publicly issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the Index is in the intermediate range.


In both the chart and the table, total returns would have been lower if operating expenses hadn't been reduced.


--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.




--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
                                      Class A     Class B    Class C     Class R
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed     4.50%      None       None        None
on Purchases (as % of offering
price)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge           None^1     4.00%      1.00%       None
(Load) (as % of redemption proceeds)
--------------------------------------------------------------------------------
Redemption/Exchange fee, on shares      2.00       2.00       2.00        2.00%
owned less than 15 days (as % of
redemption proceeds)^2
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                          0.40%      0.40%      0.40%       0.40%
--------------------------------------------------------------------------------

Distribution (12b-1) Fee^3              0.25       0.75       0.75        0.50
--------------------------------------------------------------------------------
Other Expenses^4                        0.16       0.40       0.38        0.16
--------------------------------------------------------------------------------
Total Annual Operating Expenses         0.81       1.55       1.53        1.06
--------------------------------------------------------------------------------
Less Fee Waiver/Expense                 0.01       0.00       0.00        0.01
Reimbursement^5
--------------------------------------------------------------------------------
Total Net Annual Operating Expenses^5   0.80       1.55       1.53        1.05
--------------------------------------------------------------------------------

^1 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 0.85% if redeemed within 12 months of purchase and 0.50% if redeemed during the next 6 months following purchase.


^2 This fee will be charged on applicable redemptions or exchanges made on or after February 1, 2005. Please see "Policies about transactions" for further information.

^3   Includes a shareholder servicing fee for Class R shares of up to 0.25%.

^4 Includes a shareholder servicing fee for Class B and Class C shares of up to 0.25%.


^5 Through February 28, 2006, the investment advisor and administrator have contractually agreed to waive their fees or reimburse expenses so that total operating expenses will not exceed 0.80% for Class A shares, 1.55% for Class B and Class C shares and 1.05% for Class R shares.

Based on the costs above (including one year of capped expenses in each period for Class A and Class R), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------

Class A shares              $528           $696           $878        $1,406
--------------------------------------------------------------------------------
Class B shares               558            790          1,045         1,463
--------------------------------------------------------------------------------
Class C shares               256            483            834         1,824
--------------------------------------------------------------------------------
Class R shares               107            336            584         1,293
--------------------------------------------------------------------------------


Expenses, assuming you kept your shares
--------------------------------------------------------------------------------

Class A shares              $528           $696           $878        $1,406
--------------------------------------------------------------------------------
Class B shares               158            490            845         1,463
--------------------------------------------------------------------------------
Class C shares               156            483            834         1,824
--------------------------------------------------------------------------------
Class R shares               107            336            584         1,293
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            |   Class A     Class B     Class C
                                            |
                             ticker symbol  |   SDUAX       SDUBX       SDUCX
                               fund number  |   434         634         734

  Scudder Short Duration Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


The fund seeks a high level of income consistent with the preservation of capital. The fund invests for current income, not capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. The fund invests in US Treasury, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds.

The fund invests primarily in investment-grade short-term fixed income securities rated within the top three credit rating categories. The fund may invest up to 15% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The fund's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk. The fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the fund's investment objective are not otherwise readily available for purchase. The fund may invest up to 40% of its total assets in asset-backed securities.


The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Merrill Lynch 1-3 Year US Treasury Index. In managing the fund, the managers generally use a "bottom-up" approach. The managers focus on the securities and

--------------------------------------------------------------------------------


OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use futures, swaps and forwards. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

sectors the managers believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Merrill Lynch 1-3 Year US Treasury Index.

Company research lies at the heart of the fund's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

Portfolio Maturity. The portfolio managers intend to maintain a dollar-weighted effective average portfolio maturity of no longer than three years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. The dollar-weighted average portfolio maturity of the fund is generally shorter than the stated maturity (usually about one year) due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the fund may experience a high portfolio turnover rate.


Securities Lending. The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking to earn higher current income than an investment in money market mutual funds may provide.

Foreign Investment Risk. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.


Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o at times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table on the following page shows how fund performance compares with a broad-based market index and one other index (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indices varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is February 28, 2003. Performance figures before that date are based on the historical performance of the fund's original share class (Institutional Class), adjusted to reflect the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges for Class A, B or C.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Short Duration Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1996      5.20
1997      6.49
1998      6.26
1999      4.20
2000      7.73
2001      6.31
2002      5.01
2003      2.91

2004      1.99



For the periods included in the bar chart:


Best Quarter: 3.16%, Q3 1998            Worst Quarter: -1.07%, Q2 2004

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2004
--------------------------------------------------------------------------------
                                                                        Since
                                           1 Year        5 Years      Inception*
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

  Return before Taxes                     -0.82           4.17          4.90
--------------------------------------------------------------------------------
  Return after Taxes on Distributions     -1.74           2.37          2.77
--------------------------------------------------------------------------------
  Return after Taxes on                   -1.50           2.36          2.79
  Distributions and Sale of
  Fund Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)             -1.63           3.85          4.43
--------------------------------------------------------------------------------
Class C (Return before Taxes)              1.35           4.00          4.42
--------------------------------------------------------------------------------
Index 1 (reflects no deduction for         0.91           4.93          5.56
fees, expenses or taxes)**
--------------------------------------------------------------------------------
Index 2 (reflects no deduction for         0.90           3.18          4.31
fees, expenses or taxes)**
--------------------------------------------------------------------------------


Index 1: The Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index of US Treasury obligations having maturities ranging from 1 to 2.99 years.

Index 2: The Blended Index consists of the returns for the Lehman Brothers Short Treasury Index (the fund's former benchmark) from the fund's inception to February 28, 2003 and the Merrill Lynch 1-3 Year US Treasury Index from March 31, 2003 to December 31, 2004. The advisor believes this blended benchmark more accurately reflects the fund's historical performance. The Lehman Brothers Short Treasury Index tracks public obligations of the US Treasury including bills, notes, bonds and coupons, with remaining maturities of one year or less.

*     Inception date for Institutional Class was March 13, 1995.

**    Index comparison begins on March 31, 1995.


In both the chart and the table, total returns would have been lower if operating expenses hadn't been reduced.


--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.


--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
                                           Class A       Class B        Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on       2.75%         None           None
Purchases (as % of offering price)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)         None^1        4.00%          1.00%
(as % of redemption proceeds)
--------------------------------------------------------------------------------
Redemption/Exchange fee, on shares           2.00          2.00           2.00
owned less than 15 days (as % of
redemption proceeds)^2
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                               0.40%         0.40%          0.40%
--------------------------------------------------------------------------------

Distribution (12b-1) Fee                     0.25          0.75           0.75
--------------------------------------------------------------------------------
Other Expenses^3                             0.24          0.49           0.49
--------------------------------------------------------------------------------
Total Annual Operating Expenses              0.89          1.64           1.64
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursement^4      0.09          0.09           0.09
--------------------------------------------------------------------------------
Total Net Annual Operating Expenses^4,^5     0.80          1.55           1.55
--------------------------------------------------------------------------------


^1 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 0.75% if redeemed within one year of purchase.

^2 This fee will be charged on applicable redemptions or exchanges made on or after February 1, 2005. Please see "Policies about transactions" for further information.

^3 Includes a shareholder servicing fee of up to 0.25% for Class B and Class C shares.


^4 Through February 28, 2006, the investment advisor and administrator have contractually agreed to waive their fees or reimburse expenses so that total operating expenses will not exceed 0.80% for Class A shares and 1.55% for Class B and Class C shares.

^5 In addition to the cap above, from time to time the advisor may voluntarily waive or reimburse certain expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------

Class A shares              $354          $542           $746        $1,333
--------------------------------------------------------------------------------
Class B shares               558           808          1,083         1,552
--------------------------------------------------------------------------------
Class C shares               258           508            883         1,936
--------------------------------------------------------------------------------


Expenses, assuming you kept your shares
--------------------------------------------------------------------------------

Class A shares              $354          $542           $746        $1,333
--------------------------------------------------------------------------------
Class B shares               158           508            883         1,552
--------------------------------------------------------------------------------
Class C shares               158           508            883         1,936
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, a fund's Board could change that fund's investment goal without seeking shareholder approval. The Board of Scudder Fixed Income Fund will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy.

o As a temporary defensive measure, a fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable levels of risk. This could prevent losses but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o Certain funds may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.


o The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, a judgement by the advisor that the unrated security is of equivalent quality. All securities must meet the credit quality standards applied by the advisor. If a security's credit quality changes, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Each fund's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). Each fund's Statement of Additional Information includes a description of the policies and procedures with respect to the disclosure of the fund's portfolio holdings.


Who Manages and Oversees the Funds

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. ("DeAM, Inc."), Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The investment advisor

DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as investment advisor for each fund. As investment advisor, DeAM, Inc., under the supervision of the Board of Trustees, makes each fund's investment decisions, buys and sells securities for each fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients.

DeAM, Inc. receives a management fee from each fund it manages. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:


---------------------------------------------------------------------
Fund Name                                             Fee Paid
---------------------------------------------------------------------

Scudder Fixed Income Fund                              0.39%
---------------------------------------------------------------------
Scudder Short Duration Fund*                           0.33%
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* Reflecting the effects of expense limitations and/or fee waivers then in effect.

The portfolio managers

The following people handle the day-to-day management of each fund.



Scudder Fixed Income Fund and             William T. Lissenden
Scudder Short Duration Fund               Director of Deutsche Asset
                                          Management and Co-Manager of the
Gary W. Bartlett, CFA                     funds.
Managing Director of Deutsche Asset        o Joined Deutsche Asset Management
Management, Chief Investment Officer --      in 2002.
Fixed Income and Co-Manager of the         o Prior to that, fixed income
funds.                                       strategist and director of
 o Joined Deutsche Asset Management          research at Conseco Capital
   in 1992.                                  Management, director of fixed
 o Began investment career in 1983.          income research and product
 o MBA, Drexel University.                   management at Prudential
                                             Securities, national sales
Warren S. Davis                              manager for fixed income
Managing Director of Deutsche Asset          securities at Prudential
Management and Co-Manager of the funds.      Securities and institutional
 o Joined Deutsche Asset Management          sales professional at several
   in 1995.                                  firms including Prudential,
 o Began investment career in 1986.          Goldman Sachs and Merrill Lynch.
 o MBA, Drexel University.                 o MBA, Baruch College.


Thomas J. Flaherty                        Daniel R. Taylor, CFA
Managing Director of Deutsche Asset       Managing Director of Deutsche Asset
Management and Co-Manager of the funds.   Management and Co-Manager of the
 o Joined Deutsche Asset Management       funds.
   in 1995.                                o Joined Deutsche Asset Management
 o Began investment career in 1985.          in 1998.
                                           o Prior to that, fixed income
J. Christopher Gagnier                       portfolio manager, asset-backed
Managing Director of Deutsche Asset          securities analyst and senior
Management and Co-Manager of the funds.      credit analyst, CoreStates
 o Joined Deutsche Asset Management          Investment Advisors, from 1993
   in 1997.                                  to 1998.
 o Prior to that, portfolio manager,       o Began investment career in 1993.
   PaineWebber, from 1984 to 1997.
 o Began investment career in 1980.       Timothy C. Vile, CFA
 o MBA, University of Chicago.            Managing Director of Deutsche Asset
                                          Management and Co-Manager of the
                                          funds.
                                          o Joined Deutsche Asset Management
                                            in 1991.
                                          o Prior to that, portfolio manager
                                            for fixed income portfolios at
                                            Equitable Capital Management.
                                          o Began investment career in 1986.

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Financial Highlights


These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the back cover).


Scudder Fixed Income Fund -- Class A


--------------------------------------------------------------------------------
 Years Ended October 31,                               2004      2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $10.96    $11.08   $10.92
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                               .46       .46      .17
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on            .20       .03^c    .18
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                      .66       .49      .35
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                (.46)     (.45)    (.19)
--------------------------------------------------------------------------------
  Net realized gains on investment transactions        (.08)     (.16)      --
--------------------------------------------------------------------------------
Total distributions                                    (.54)     (.61)    (.19)
--------------------------------------------------------------------------------
Net asset value, end of period                       $11.08    $10.96   $11.08
--------------------------------------------------------------------------------
Total Return (%)^d,^e                                  6.17      4.43     3.29**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  221       176       19
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)         .81       .80      .83*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)          .80       .80      .79*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                     4.20      4.15     4.82*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                              91^f     290      152
--------------------------------------------------------------------------------

^a For the period from June 28, 2002 (commencement of operations of Class A shares) to October 31, 2002.

^b    Based on average shares outstanding during the period.

^c The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2003 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.

^d    Total return does not reflect the effect of any sales charges.

^e    Total return would have been lower had certain expenses not been reduced.

^f The portfolio turnover rate including mortgage dollar roll transactions was 190% for the year ended October 31, 2004.

*     Annualized

**    Not annualized

Scudder Fixed Income Fund -- Class B


--------------------------------------------------------------------------------
 Years Ended October 31,                               2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $10.96   $11.08   $10.92
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                               .38      .38      .14
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on            .20      .02^c    .18
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                      .58      .40      .32
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                (.39)    (.36)    (.16)
--------------------------------------------------------------------------------
  Net realized gains on investment transactions        (.08)    (.16)      --
--------------------------------------------------------------------------------
Total distributions                                    (.47)    (.52)    (.16)
--------------------------------------------------------------------------------
Net asset value, end of period                       $11.07   $10.96   $11.08
--------------------------------------------------------------------------------
Total Return (%)^d                                     5.37     3.64     3.04^e*
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   44       43        9
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        1.55     1.49     1.58*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         1.55     1.49     1.54*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                     3.45     3.46     4.07*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                              91^f    290      152
--------------------------------------------------------------------------------

^a For the period from June 28, 2002 (commencement of operations of Class B shares) to October 31, 2002.

^b    Based on average shares outstanding during the period.

^c The amount of net realized and unrealized gain shown for the period ended October 31, 2003 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

^d    Total return does not reflect the effect of any sales charges.

^e    Total return would have been lower had certain expenses not been reduced.

^f The portfolio turnover rate including mortgage dollar roll transactions was 190% for the year ended October 31, 2004.

*     Annualized

**    Not annualized

Scudder Fixed Income Fund -- Class C


--------------------------------------------------------------------------------
 Years Ended October 31,                               2004     2003    2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $10.96   $11.08  $10.92
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                               .38      .38     .15
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on            .20      .02^c   .17
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                      .58      .40     .32
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                (.38)    (.36)   (.16)
--------------------------------------------------------------------------------
  Net realized gains on investment transactions        (.08)    (.16)     --
--------------------------------------------------------------------------------
Total distributions                                    (.46)    (.52)   (.16)
--------------------------------------------------------------------------------
Net asset value, end of period                       $11.08   $10.96  $11.08
--------------------------------------------------------------------------------
Total Return (%)^d                                     5.40     3.73^e  2.96^e**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   52       54      11
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        1.53     1.55    1.58*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         1.53     1.54    1.54*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                     3.47     3.41    4.07*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                              91^f    290     152
--------------------------------------------------------------------------------

^a For the period from June 28, 2002 (commencement of operations of Class C shares) to October 31, 2002.

^b    Based on average shares outstanding during the period.

^c The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2003 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

^d    Total return does not reflect the effect of any sales changes.

^e    Total return would have been lower had certain expenses not been reduced.

^f The portfolio turnover rate including mortgage dollar roll transactions was 190% for the year ended October 31, 2004.

*     Annualized

**    Not annualized

Scudder Fixed Income Fund -- Class R


--------------------------------------------------------------------------------
 Years Ended October 31,                                      2004      2003^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                        $10.99    $11.07
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                      .43       .04
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment        .17      (.12)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                             .60      (.08)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                       (.39)       --
--------------------------------------------------------------------------------
  Net realized gains on investment transactions               (.08)       --
--------------------------------------------------------------------------------
  Total distributions                                         (.47)       --
--------------------------------------------------------------------------------
Net asset value, end of period                              $11.12    $10.99
--------------------------------------------------------------------------------
Total Return (%)^c                                            6.00      (.72)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                           3       .01
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)               1.06      1.05*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                1.04      1.05*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                            3.96      3.62*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     91^d     290
--------------------------------------------------------------------------------

^a For the period from October 1, 2003 (commencement of operations of Class R shares) to October 31, 2003.

^b    Based on average shares outstanding during the period.

^c    Total return would have been lower had certain expenses not been reduced.

^d The portfolio turnover rate including mortgage dollar roll transactions was 190% for the year ended October 31, 2004.

*     Annualized

**    Not annualized

Scudder Short Duration Fund -- Class A


--------------------------------------------------------------------------------
 Years Ended October 31,                                      2004      2003^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                        $10.07    $10.09
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                      .27       .17
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment       (.00)***  (.02)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                             .27       .15
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                       (.27)     (.17)
--------------------------------------------------------------------------------
  Net realized gains on investment transactions               (.01)       --
--------------------------------------------------------------------------------
  Total distributions                                         (.28)     (.17)
--------------------------------------------------------------------------------
Net asset value, end of period                              $10.06    $10.07
--------------------------------------------------------------------------------
Total Return (%)^c                                            2.68      1.52**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                          82        52
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                .89       .90*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                 .55       .55*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                            2.69      2.57*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    236       322
--------------------------------------------------------------------------------

^a For the period from February 28, 2003 (commencement of operations of Class A shares) to October 31, 2003.

^b    Based on average shares outstanding during period.

^c Total return does not reflect the effect of any sales charges. Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

***   Amount is less than $.005.

Scudder Short Duration Fund -- Class B


--------------------------------------------------------------------------------
 Years Ended October 31,                                      2004      2003^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                        $10.07    $10.09
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                      .21       .13
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment       (.01)     (.02)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                             .20       .11
--------------------------------------------------------------------------------
Less distributions from:                                      (.20)     (.13)
  Net investment income
--------------------------------------------------------------------------------
  Net realized gains on investment transactions               (.01)       --
--------------------------------------------------------------------------------
  Total distributions                                         (.21)     (.13)
--------------------------------------------------------------------------------
Net asset value, end of period                              $10.06    $10.07
--------------------------------------------------------------------------------
Total Return (%)^c                                            2.04      1.10**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                          11         8
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)               1.64      1.64*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                1.15      1.16*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                            2.09      1.89*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    236       322
--------------------------------------------------------------------------------

^a For the period from February 28, 2003 (commencement of operations of Class B shares) to October 31, 2003.

^b    Based on average shares outstanding during period.

^c Total return does not reflect the effect of any sales charges. Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

Scudder Short Duration Fund -- Class C


--------------------------------------------------------------------------------
 Years Ended October 31,                                      2004      2003^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                        $10.06    $10.09
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                      .21       .13
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment       (.01)     (.03)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                             .20       .10
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                       (.20)     (.13)
--------------------------------------------------------------------------------
  Net realized gains on investment transactions               (.01)       --
--------------------------------------------------------------------------------
  Total distributions                                         (.21)     (.13)
--------------------------------------------------------------------------------
Net asset value, end of period                              $10.05    $10.06
--------------------------------------------------------------------------------
Total Return (%)^c                                            2.03      1.00**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                          37        28
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)               1.64      1.64*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                1.15      1.15*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                            2.09      1.90*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    236       322
--------------------------------------------------------------------------------

^a For the period from February 28, 2003 (commencement of operations of Class C shares) to October 31, 2003.

^b    Based on average shares outstanding during period.

^c Total return does not reflect the effect of any sales charges. Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

How to Invest in the Funds

The following pages tell you how to invest in these funds and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class


Offered in this prospectus are three share classes for each fund except Scudder Fixed Income Fund, which also offers Class R shares. Each class has its own fees and expenses, offering you a choice of cost structures. Each fund offers other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.


Class R shares are only available to participants in certain retirement plans.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

--------------------------------------------------------------------------------
Classes and features                      Points to help you compare
--------------------------------------------------------------------------------


Class A

o Sales charges of up to 4.50%, charged   o Some investors may be able to reduce
  when you buy shares                       or eliminate their sales charges;
                                            see next page
o In most cases, no charges when you
  sell shares                             o Total annual expenses are lower than
                                            those for Class B or Class C
o 0.25% annual distribution fee
--------------------------------------------------------------------------------
Class B

o No sales charges when you buy shares    o The deferred sales charge rate falls
                                            to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o Shares automatically convert to
  you bought within the last six years      Class A after six years, which means
                                            lower annual expenses going forward
o 0.75% annual distribution fee and up
  to 0.25% annual shareholder servicing
  fee
--------------------------------------------------------------------------------
Class C

o No sales charges when you buy shares    o The deferred sales charge rate is
                                            lower, but your shares never convert
o Deferred sales charge of 1.00%,           to Class A, so annual expenses
  charged when you sell shares you          remain higher
  bought within the last year

o 0.75% annual distribution fee and up
  to 0.25% annual shareholder servicing
  fee
--------------------------------------------------------------------------------
Class R

o No sales charges when you buy or sell   o Class R shares are only available to
  shares                                    participants in certain retirement
                                            plans
o 0.25% annual distribution fee and
  0.25% annual shareholder servicing fee
--------------------------------------------------------------------------------

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund's advisor or its affiliates may provide compensation to financial advisors for distribution, administrative and promotional services. Financial advisors may also receive compensation from a fund for the services they provide to their clients.

Class A shares


Class A shares have a 12b-1 plan, under which a distribution fee of 0.25% is deducted from class assets each year. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


Class A shares have a sales charge that varies with the amount you invest:

---------------------------------------------------------------------
                         Sales charge as a %   Sales charge as a % of
Your investment           of offering price*     your net investment
---------------------------------------------------------------------
Scudder Fixed Income Fund
---------------------------------------------------------------------
Up to $100,000                  4.50                   4.71
---------------------------------------------------------------------
$100,000-$249,999               3.50                   3.63
---------------------------------------------------------------------
$250,000-$499,999               2.60                   2.67
---------------------------------------------------------------------
$500,000-$999,999               2.00                   2.04
---------------------------------------------------------------------
$1 million or more    See below and next page
---------------------------------------------------------------------

Scudder Short Duration Fund
---------------------------------------------------------------------
Up to $100,000                2.75                   2.83
---------------------------------------------------------------------
$100,000-$249,999             2.50                   2.56
---------------------------------------------------------------------
$250,000-$499,999             2.00                   2.04
---------------------------------------------------------------------
$500,000-$999,999             1.50                   1.52
---------------------------------------------------------------------
$1 million or more    See below and next page
---------------------------------------------------------------------

* The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $100,000 in Class A shares (including Class A shares in other retail Scudder funds) over the next 24 months ("Letter of Intent")

o the amount of Class A shares you already own (including Class A shares in other retail Scudder funds) plus the amount you're investing now in Class A shares is at least $100,000 ("Cumulative Discount")


o you are investing a total of $100,000 or more in Class A shares of several retail Scudder funds on the same day ("Combined Purchases")

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.


For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Scudder family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.


To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

For more information about sales charge discounts, please visit www.scudder.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in each fund's Statement of Additional Information.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

You may be able to buy Class A shares without sales charges when you are:

o  reinvesting dividends or distributions

o participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

o exchanging an investment in Class A shares of another fund in the Scudder family of funds for an investment in the fund

o a current or former director or trustee of the Deutsche or Scudder mutual funds

o an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of such funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 0.85% (for Scudder Fixed Income Fund) or 0.75% (for Scudder Short Duration Fund) on any shares you sell within 12 months of owning them and a similar charge of 0.50% (does not apply to Scudder Short Duration Fund) on shares you sell within the next six months of owning them. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

Class B shares

With Class B shares, you pay no up-front sales charges to a fund. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class B shares also deduct a shareholder servicing fee of up to 0.25% from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert on a tax-free basis to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

---------------------------------------------------------------------
Year after you bought shares           CDSC on shares you sell
---------------------------------------------------------------------
First year                                    4.00%
---------------------------------------------------------------------
Second or third year                           3.00
---------------------------------------------------------------------
Fourth or fifth year                           2.00
---------------------------------------------------------------------
Sixth year                                     1.00
---------------------------------------------------------------------
Seventh year and later      None (automatic conversion to Class A)
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares of the funds or other Scudder funds, it may be more cost efficient to purchase Class A shares instead. You should consult with your financial advisor to determine which class of shares is appropriate for you.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

Class C shares

With Class C shares, you pay no up-front sales charges to a fund. Class C shares have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares also deduct a shareholder servicing fee of up to 0.25% of class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

---------------------------------------------------------------------
Year after you bought shares           CDSC on shares you sell
---------------------------------------------------------------------
First year                                    1.00%
---------------------------------------------------------------------
Second year and later                         None
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


While Class C shares do not have an up-front sales charge, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable up-front sales charge.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren't certain of their investment time horizon.

Class R shares

Class R shares have no initial sales charges or deferred sales charges. Class R shares have a 12b-1 plan, under which each year a distribution fee of 0.25% and a shareholder servicing fee of up to 0.25% are deducted from class assets. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Eligibility requirements

You may buy Class R shares if you are a participant in any of the following types of employer-sponsored plans that offer Class R shares of the fund:

o  All section 401(a) and 457 plans

o  Certain section 403(b)(7) plans

o  401(k), profit sharing, money purchase pension and defined benefit plans

o  Non-qualified deferred compensation plans

How to Buy Class A, B and C Shares

Once you've chosen a share class, use these instructions to make investments.

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------

$1,000 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$500 or more for IRAs
                                          $50 or more with an Automatic
$50 or more with an Automatic Investment  Investment Plan
Plan

--------------------------------------------------------------------------------
Through a financial advisor

o Contact your advisor using the method   o Contact your advisor using the
  that's most convenient for you            method that's most convenient for
                                            you
--------------------------------------------------------------------------------
By mail or express mail (see below)

o Fill out and sign an application        o Send a check made out to "Scudder
                                            Funds" and a Scudder investment slip
o Send it to us at the appropriate          to us at the appropriate address
  address, along with an investment check   below

                                          o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
--------------------------------------------------------------------------------
By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
By phone

Not available                             o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
With an automatic investment plan

o Fill in the information on your         o To set up regular investments from a
  application and include a voided check    bank checking account, call
                                            (800) 621-1048

--------------------------------------------------------------------------------
On the Internet

Not available                             o Call (800) 621-1048 to establish
                                            Internet access

                                          o Go to www.scudder.com and register

                                          o Follow the instructions for buying
                                            shares with money from your bank
                                            account
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Regular mail:
First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:
Scudder Investments, 210 W. 10th Street, Kansas City, MO 64105-1614

Fax number: (800) 821-6234 (for exchanging and selling only)

How to Exchange or Sell Class A, B or C Shares

Use these instructions to exchange or sell shares in your account.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------
$1,000 or more to open a new account      Some transactions, including most for
($500 for IRAs)                           over $100,000, can only be ordered in
                                          writing with a signature guarantee; if
$50 or more for exchanges between         you're in doubt, see page 47
existing accounts
--------------------------------------------------------------------------------
Through a financial advisor

o Contact your advisor by the method      o Contact your advisor by the method
  that's most convenient for you            that's most convenient for you
--------------------------------------------------------------------------------
By phone or wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your account o a daytime telephone number

o a daytime telephone number
--------------------------------------------------------------------------------
With an automatic exchange plan

o To set up regular exchanges from a      Not available
  fund account, call (800) 621-1048
--------------------------------------------------------------------------------
With an automatic withdrawal plan

Not available                             o To set up regular cash payments from
                                            a fund account, call (800) 621-1048
--------------------------------------------------------------------------------
On the Internet

o Call (800) 621-1048 to establish        o Call (800) 621-1048 to establish
  Internet access                           Internet access

o Go to www.scudder.com and log in        o Go to www.scudder.com and log in

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
--------------------------------------------------------------------------------

How to Buy and Sell Class R Shares


If your plan sponsor has selected Class R shares as an investment option, you may buy Class R shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to enter and pay for your order. Financial advisors include brokers, financial representatives or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the funds. Financial advisors may charge additional fees to investors for those services not otherwise included in their sub-distribution or servicing agreement, such as cash management or special trust or retirement investment reporting. In addition, the funds' advisor or administrator may provide compensation to financial advisors for distribution, administrative and promotional services.


There are no minimum investments with respect to Class R shares.

Instructions for buying and selling shares must generally be submitted by your employer-sponsored plan, not by plan participants for whose benefit the shares are held. Please contact your financial advisor for more information on how to open a fund account.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through a financial advisor.


If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are outside those described by a fund. Please note that a financial advisor may charge fees separate from those charged by a fund.

In either case, keep in mind that the information in this prospectus applies only to each fund's Class A, Class B, Class C and Class R shares. Each fund has other share classes, which are described in separate prospectuses and which have different fees, requirements and services.


In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions


Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your appointed financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Market timing policies and procedures. Short-term and excessive trading of fund shares may present risks to the funds' long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the funds' portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage").

Each fund discourages short-term and excessive trading. Each fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the Board. Each fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. Each fund may also take trading activity that occurs over longer periods into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Each fund's policies include:

o Effective February 1, 2005, each fund imposes a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees");

o Each fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the funds; and

o Each fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the funds by an investor is detected, the Advisor may determine to prohibit that investor from future purchases in the funds or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the funds' long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the funds.


The funds' market timing policies and procedures may be modified or terminated at any time.

Redemption fees. Effective February 1, 2005, each fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.


The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the funds. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the funds'.

The redemption fee will not be charged in connection with certain transactions such as exchange or redemption transactions on behalf of (i) participants in certain research wrap programs, (ii) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders and (iii) any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio. The funds expect that the waiver for certain group retirement plans will be eliminated over time as the plans' operating systems are improved. Until such time that these operating systems are improved, the Advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to modify or terminate these waivers or the redemption fee at any time.

IRA Rollovers. You may complete a direct rollover from an employer-sponsored plan offering Class R shares to an IRA account by reinvesting up to the full amount of your distribution in Class A shares of any Scudder fund at net asset value. Subsequent purchases of Class A shares will be made at the public offering price as described in the prospectus for Class A shares. Please note that if you terminate your participation in an employer-sponsored plan and transfer all of your Class R shares, you will lose the privilege of purchasing Class R shares in the future. Rollovers to a Scudder Class R share IRA are not permitted.


ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, money orders, traveler's checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares (less any initial sales charge) or what you are selling them for -- whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another don't affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

o  withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the funds' distributor, that the dealer waives the applicable commission

o for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder.

You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares. You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the funds calculate share price

To calculate net asset value per share, or NAV, each share class uses the following equation:

    TOTAL ASSETS - TOTAL LIABILITIES
 --------------------------------------    = NAV
   TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charges (see "Choosing a Share Class").

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class").


Effective February 1, 2005, each fund may charge a short-term redemption fee equal to 2.00% of the value of Class A, B, C or R shares redeemed or exchanged within 15 days of purchase. Please see "Policies about transactions -- Redemption fees" for further information.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures").

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability


o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares, investors with an Automatic Investment Plan established with $50 or more per month or, in any case where a fall in share price created the low balance).

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less


o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimums at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

Each fund has a regular schedule for paying out any earnings to shareholders:

o Income dividends: Each fund accrues dividends daily and pays them monthly.


o Short-term and long-term capital gains: Each fund will pay these in November or December, or otherwise as needed.


For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For Class R shares and retirement plans, reinvestment (at NAV) is the only option. Dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.

Buying and selling fund shares will usually have tax consequences for you (except for Class R shares or in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For federal income tax purposes, an exchange is treated the same as a sale.


The tax status of a fund's earnings you receive and your own fund transactions, generally depends on their type:

--------------------------------------------------------------------
Generally taxed at long-term       Generally taxed at ordinary
capital gain rates:                income rates:
--------------------------------------------------------------------
Distributions from a fund

o gains from the sale of           o gains from the sale of
  securities held by a fund for      securities held by a fund for
  more than one year                 one year or less

o qualified dividend income        o all other income
--------------------------------------------------------------------
Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund
  held for more than one year        shares held for one year or
                                     less
--------------------------------------------------------------------

Any investments in foreign securities may be subject to foreign withholding taxes or other taxes. In that case, a fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of a fund's distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include interest from fixed-income securities. In addition, a fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to a fund's shares for the lower rates to apply.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.
--------------------------------------------------------------------------------



Scudder Investments                        SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                  Public Reference Section
Chicago, IL 60606-5808                     Washington, D.C. 20549-0102
www.scudder.com                            www.sec.gov
(800) 621-1048                             (202) 942-8090




Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808



SCUDDER                                   SEC File Numbers:
INVESTMENTS
                                          Fixed Income Fund             811-8006
A Member of
Deutsche Asset Management [LOGO]          Short Duration Fund           811-8006

                                                                         SCUDDER
                                                                     INVESTMENTS

                                Taxable Income I
                                Classes A, B and C



                        Prospectus

--------------------------------------------------------------------------------
                                February 1, 2005
--------------------------------------------------------------------------------
                             |
                             |  Scudder High Income Plus Fund







As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Fund Works                    How to Invest in the Fund

     4  The Fund's Main Investment        18  Choosing a Share Class
        Strategy
                                          24  How to Buy Class A, B and C
     6  The Main Risks of Investing in        Shares
        the Fund
                                          25  How to Exchange or Sell
    10  The Fund's Performance                Class A, B and C Shares
        History
                                          26  Policies You Should Know
    12  How Much Investors Pay                About

    13  Other Policies and Risks          37  Understanding Distributions
                                              and Taxes
    14  Who Manages and Oversees
        the Fund

    16  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about this fund's investment goal, the main strategies that it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                            |  Class A     Class B     Class C
                                            |
                               fund number  |  --           --           --

Scudder High Income Plus Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks high current income and, as a secondary objective, capital appreciation. Under normal conditions, the fund invests at least 65% of its total assets in US dollar-denominated, domestic and foreign below investment grade fixed income securities (junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment-grade. Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.



The fund's investments in fixed income securities may be of any credit quality and may include securities not paying interest currently and securities in default. The fund may invest up to 25% of its total assets in non-US dollar-denominated, below investment-grade fixed income securities. The fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the fund's investment objectives are not readily available for purchase. The fund may also purchase securities on a when-issued basis and engage in short sales.


The fund may also invest up to 15% of its total assets to buy or sell protection on credit exposure.

--------------------------------------------------------------------------------


OTHER INVESTMENTS Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use currency options, forward currency transactions and swaps. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio manager focuses on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).

The investment process involves using primarily a bottom-up approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, the portfolio manager:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

Portfolio Maturity. The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The fund's average portfolio maturity may vary and may be shortened by certain of the fund's securities which have floating or variable interest rates or include put features that provide the fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter thanthe stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the fund may experience a high portfolio turnover rate.

Securities Lending. The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.


Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Repayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a belowmarket interest rate, increasing the fund's duration and reducing the value of such a security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking higher current income than investment grade bond funds and who are willing to accept significantly greater short-term fluctuation in their investment.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.

Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.


Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o the manager could be wrong in his analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters;


o derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements; and


o short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the fund.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is February 1, 2005. In the bar chart, the performance figures for Class A before inception are based on the historical performance of the fund's original share class (Institutional Class), adjusted to reflect the higher gross total annual operating expenses of Class A. In the table, the performance figures before the applicable inception date are based on the historical performance of the fund's original share class (Institutional Class) adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges for Class A, B or C.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder High Income Plus Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                    Class A
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THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:



1999       15.17
2000       -7.62
2001        8.31
2002       -0.44
2003       25.19
2004       11.92



For the periods included in the bar chart:


Best Quarter: 8.89%, Q2 2003            Worst Quarter: -8.70%, Q4 2000

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2004
--------------------------------------------------------------------------------
                                                                        Since
                                            1 Year        5 Years     Inception*
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

  Return before Taxes                       6.98           5.92          6.16
--------------------------------------------------------------------------------
  Return after Taxes on Distributions      -0.73          -4.31         -4.26
--------------------------------------------------------------------------------
  Return after Taxes on                    -1.90          -3.72         -3.63
  Distributions
  and Sale of Fund Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)               8.07           5.96          6.07
--------------------------------------------------------------------------------
Class C (Return before Taxes)              11.05           6.07          6.05
--------------------------------------------------------------------------------
Index (reflects no deductions for          11.95           8.17          6.12
fees, expenses or taxes)**
--------------------------------------------------------------------------------


Index: The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

*  Inception date for Institutional Class was March 16, 1998.

** Index comparison begins on March 31, 1998.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.



--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                 Class A        Class B       Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed        4.50%           None          None
on Purchases (as % of offering price)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)       None^1         4.00%          1.00%
(as % of redemption proceeds)
--------------------------------------------------------------------------------
Redemption/Exchange fee, on shares         2.00           2.00           2.00
owned less than 60 days (as % of
redemption proceeds)^2
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                             0.50%          0.50%          0.50%
--------------------------------------------------------------------------------

Distribution (12b-1) Fee                   0.25           1.00           1.00
--------------------------------------------------------------------------------
Other Expenses^3                           0.32           0.33           0.33
--------------------------------------------------------------------------------
Total Annual Operating Expenses            1.07           1.83           1.83
--------------------------------------------------------------------------------

^1 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 0.85% if redeemed within 12 months of purchase and 0.50% if redeemed during the next 6 months following purchase.

^2 This fee will be charged on applicable redemptions or exchanges made on or after February 1, 2005. Please see "Policies about transactions" for further information.

^3 Estimated since no Class A, B or C shares were issued as of the fund's fiscal year end.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------

Class A shares               $554          $775         $1,014        $1,697
--------------------------------------------------------------------------------
Class B shares                586           876          1,190         1,766
--------------------------------------------------------------------------------
Class C shares                286           576            990         2,148
--------------------------------------------------------------------------------


Expenses, assuming you kept your shares
--------------------------------------------------------------------------------

Class A shares               $554          $775         $1,014        $1,697
--------------------------------------------------------------------------------
Class B shares                186           576            990         1,766
--------------------------------------------------------------------------------
Class C shares                186           576            990         2,148
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval.

o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable levels of risk. This could prevent losses but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.


o The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

o The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, a judgement by the advisor that the unrated security is of equivalent quality. All securities must meet the credit quality standards applied by the advisor. If a security's credit quality changes, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

The fund's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The fund's Statement of Additional Information includes a description of the policies and procedures with respect to the disclosure of the fund's portfolio holdings.



Who Manages and Oversees the Fund

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. ("DeAM, Inc."), Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The investment advisor

DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as investment advisor for the fund. As investment advisor, DeAM, Inc., under the supervision of the Board of Trustees, makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients.


DeAM, Inc. receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:


--------------------------------------------------------------------------------
Fund Name                                             Fee Paid
--------------------------------------------------------------------------------

Scudder High Income Plus Fund*                         0.37%
--------------------------------------------------------------------------------


* Reflecting the effects of expense limitations and/or fee waivers then in effect.

The portfolio manager

The following person handles the day-to-day management of the fund.


Andrew Cestone
Managing Director of Deutsche
Asset Management and Lead
Manager of the fund.
 o Joined Deutsche Asset
   Management and the fund in
   March 1998.
 o Prior to that, Investment
   Analyst, Phoenix Investment
   Partners, from 1997 to 1998.
   Prior to that, Credit
   Officer, asset based lending
   group, Fleet Bank, from 1995
   to 1997.

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Financial Highlights

Since there were no Class A, B or C shares of Scudder High Income Plus Fund issued at the fund's fiscal year end, no financial highlights are available.

How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

Offered in this prospectus are three share classes for the fund. Each class has its own fees and expenses, offering you a choice of cost structures. The fund offers other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

--------------------------------------------------------------------------------
Classes and features                      Points to help you compare
--------------------------------------------------------------------------------
Class A


o Sales charges of up to 4.50%, charged   o Some investors may be able to reduce
  when you buy shares                       or eliminate their sales charges;
                                            see next page
o In most cases, no charges when you
  sell shares                             o Total annual expenses are lower than
                                            those for Class B or Class C
o Up to 0.25% annual shareholder
  servicing fee
--------------------------------------------------------------------------------
Class B

o No sales charges when you buy shares    o The deferred sales charge rate falls
                                            to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o Shares automatically convert to
  you bought within the last six years      Class A after six years, which means
                                            lower annual expenses going forward
o 0.75% annual distribution fee and up
  to 0.25% annual shareholder servicing
  fee
--------------------------------------------------------------------------------
Class C

o No sales charges when you buy shares    o The deferred sales charge rate is
                                            lower, but your shares never convert
o Deferred sales charge of 1.00%,           to Class A, so annual expenses
  charged when you sell shares you          remain higher
  bought within the last year

o 0.75% annual distribution fee and up
  to 0.25% annual shareholder servicing
  fee
--------------------------------------------------------------------------------

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund's advisor or its affiliates may provide compensation to financial advisors for distribution, administrative and promotional services. Financial advisors may also receive compensation from the fund for the services they provide to their clients.

Class A shares


Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year.


Class A shares have a sales charge that varies with the amount you invest:

---------------------------------------------------------------------
                         Sales charge as a %  Sales charge as a % of
Your investment         of offering price*     your net investment
---------------------------------------------------------------------
Up to $100,000                  4.50                   4.71
---------------------------------------------------------------------
$100,000-$249,999               3.50                   3.63
---------------------------------------------------------------------
$250,000-$499,999               2.60                   2.67
---------------------------------------------------------------------
$500,000-$999,999               2.00                   2.04
---------------------------------------------------------------------
$1 million or more    See below and next page
---------------------------------------------------------------------

* The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $100,000 in Class A shares (including Class A shares in other retail Scudder funds) over the next 24 months ("Letter of Intent")

o the amount of Class A shares you already own (including Class A shares in other retail Scudder funds) plus the amount you're investing now in Class A shares is at least $100,000 ("Cumulative Discount")


o you are investing a total of $100,000 or more in Class A shares of several retail Scudder funds on the same day ("Combined Purchases")

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.


Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Scudder family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

For more information about sales charge discounts, please visit www.scudder.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in the fund's Statement of Additional Information.

You may be able to buy Class A shares without sales charges when you are:

o  reinvesting dividends or distributions

o participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

o exchanging an investment in Class A shares of another fund in the Scudder family of funds for an investment in the fund

o a current or former director or trustee of the Deutsche or Scudder mutual funds

o an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of such funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.


If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 0.85% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the next six months of owning them. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

Class B shares


With Class B shares, you pay no up-front sales charges to the fund. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert on a tax-free basis to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.


Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

---------------------------------------------------------------------
Year after you bought shares           CDSC on shares you sell
---------------------------------------------------------------------
First year                                    4.00%
---------------------------------------------------------------------
Second or third year                           3.00
---------------------------------------------------------------------
Fourth or fifth year                           2.00
---------------------------------------------------------------------
Sixth year                                     1.00
---------------------------------------------------------------------
Seventh year and later       None (automatic conversion to Class A)
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares of the fund or other Scudder funds, it may be more cost efficient to purchase Class A shares instead. You should consult with your financial advisor to determine which class of shares is appropriate for you.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

Class C shares


With Class C shares, you pay no up-front sales charges to the fund. Class C shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. also deduct a shareholder servicing fee of up to 0.25% of class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).


Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

---------------------------------------------------------------------
Year after you bought shares           CDSC on shares you sell
---------------------------------------------------------------------
First year                                    1.00%
---------------------------------------------------------------------
Second year and later                           None
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


While Class C shares do not have an up-front sales charge, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable up-front sales charge.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren't certain of their investment time horizon.

How to Buy Class A, B and C Shares
Once you've chosen a share class, use these instructions to make investments.

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------

$1,000 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$500 or more for IRAs
                                          $50 or more with an Automatic
$50 or more with an Automatic             Investment Plan
Investment Plan

--------------------------------------------------------------------------------
Through a financial advisor

o Contact your advisor using the method   o Contact your advisor using the
  that's most convenient for you            method that's most convenient for
                                            you
--------------------------------------------------------------------------------
By mail or express mail (see below)

o Fill out and sign an application        o Send a check made out to "Scudder
                                            Funds" and a Scudder investment slip
o Send it to us at the appropriate          to us at the appropriate address
  address, along with an investment check   below

                                          o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
--------------------------------------------------------------------------------
By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
By phone

Not available                             o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
With an automatic investment plan

o Fill in the information on your         o To set up regular investments from a
  application and include a voided check    bank checking account, call
                                            (800) 621-1048

--------------------------------------------------------------------------------
On the Internet

Not available                             o Call (800) 621-1048 to establish
                                            Internet access

                                          o Go to www.scudder.com and register

                                          o Follow the instructions for buying
                                            shares with money from your bank
                                            account
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Regular mail:
First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:
Scudder Investments, 210 W. 10th Street, Kansas City, MO 64105-1614

Fax number: (800) 821-6234 (for exchanging and selling only)

How to Exchange or Sell Class A, B or C Shares
Use these instructions to exchange or sell shares in your account.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------
$1,000 or more to open a new account      Some transactions, including most for
($500 for IRAs)                           over $100,000, can only be ordered in
                                          writing with a signature guarantee; if
$50 or more for exchanges between         you're in doubt, see page 32
existing accounts
--------------------------------------------------------------------------------
Through a financial advisor

o Contact your advisor by the method      o Contact your advisor by the method
  that's most convenient for you            that's most convenient for you
--------------------------------------------------------------------------------
By phone or wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your account o a daytime telephone number

o a daytime telephone number
--------------------------------------------------------------------------------
With an automatic exchange plan

o To set up regular exchanges from a      Not available
  fund account, call (800) 621-1048
--------------------------------------------------------------------------------
With an automatic withdrawal plan

Not available                             o To set up regular cash payments from
                                            a fund account, call (800) 621-1048
--------------------------------------------------------------------------------
On the Internet

o Call (800) 621-1048 to establish        o Call (800) 621-1048 to establish
  Internet access                           Internet access

o Go to www.scudder.com and log in        o Go to www.scudder.com and log in

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
--------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through a financial advisor.


If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are outside those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund.


In either case, keep in mind that the information in this prospectus applies only to the fund's Class A, Class B and Class C shares. The fund has other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions


The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your appointed financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.


The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.


The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Market timing policies and procedures. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage").

The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

The fund's policies include:

o Effective February 1, 2005, the fund imposes a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees");

o The fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

o The fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the Advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the fund's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.


The fund's market timing policies and procedures may be modified or terminated at any time.

Redemption fees. Effective February 1, 2005, the fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 60 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.

The redemption fee will not be charged in connection with certain transactions such as exchange or redemption transactions on behalf of (i) participants in certain research wrap programs, (ii) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders and (iii) any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio. The fund expects that the waiver for certain group retirement plans will be eliminated over time as the plans' operating systems are improved. Until such time that these operating systems are improved, the Advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to modify or terminate these waivers or the redemption fee at any time.


ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.


Telephone and electronic transactions. Generally, you are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


The fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, money orders, traveler's checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.


When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.


The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

We do not issue share certificates.


When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares (less any initial sales charge) or what you are selling them for -- whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another don't affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

o  withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the funds' distributor, that the dealer waives the applicable commission

o for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder.

You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares. You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the fund calculates share price

To calculate net asset value per share, or NAV, each share class uses the following equation:

    TOTAL ASSETS - TOTAL LIABILITIES
 --------------------------------------    = NAV
   TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charges (see "Choosing a Share Class").

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class").


Effective February 1, 2005, the fund may charge a short-term redemption fee equal to 2.00% of the value of Class A, B or C shares redeemed or exchanged within 60 days of purchase. Please see "Policies about transactions -- Redemption fees" for further information.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the fund's Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures".)

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.


Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability


o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares, investors with an Automatic Investment Plan established with $50 or more per month or, in any case where a fall in share price created the low balance).


o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimums at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a distribution for a given period.


The fund has a regular schedule for paying out any earnings to shareholders:

o  Income dividends: The fund accrues dividends daily and pays them monthly.

o Short-term and long-term capital gains: The fund will pay these in November or December, or otherwise as needed.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.


You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option. Dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For federal income tax purposes, an exchange is treated the same as a sale.


The tax status of the fund's earnings you receive and your own fund transactions, generally depends on their type:

--------------------------------------------------------------------

Generally taxed at long-term       Generally taxed at ordinary
capital gain rates:                income rates:

--------------------------------------------------------------------
Distributions from the fund

o gains from the sale of           o gains from the sale of
  securities held by the fund for    securities held by the fund
  more than one year                 for one year or less

o qualified dividend income        o all other income
--------------------------------------------------------------------
Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund
  held for more than one year        shares held for one year or
                                     less
--------------------------------------------------------------------

Any investments in foreign securities may be subject to foreign withholding taxes or other taxes. In that case, the fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include interest from fixed-income securities. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares for the lower rates to apply.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.


If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

--------------------------------------------------------------------------------



Scudder Investments                        SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                  Public Reference Section
Chicago, IL 60606-5808                     Washington, D.C. 20549-0102
www.scudder.com                            www.sec.gov
(800) 621-1048                             (202) 942-8090






Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808


SCUDDER
INVESTMENTS
                                          SEC File Number:
A Member of
Deutsche Asset Management [LOGO]          Scudder High Income Plus Fund 811-8006

                                                                     SCUDDER
                                                                     INVESTMENTS


                            Taxable Income I

                            Institutional Class

Prospectus

--------------------------------------------------------------------------------
                            February 1, 2005
--------------------------------------------------------------------------------

                            Scudder Fixed Income Fund

                            Scudder Short Duration Fund

                            Scudder High Income Plus Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

   How the Funds Work                  How to Invest in the Funds


     4  Scudder Fixed Income Fund       37  Buying and Selling
                                            Institutional Class Shares
    11  Scudder Short Duration
        Fund                            41  Policies You Should Know
                                            About
    19  Scudder High Income Plus
        Fund                            50  Understanding Distributions
                                            and Taxes

    28  Other Policies and Risks

    29  Who Manages and Oversees
        the Funds

    33  Financial Highlights

How the Funds Work

On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                             Institutional Class

                                        ticker symbol        MFINX

                                          fund number        593

Scudder Fixed Income Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


The fund seeks a high level of income consistent with the preservation of capital. The fund invests for current income, not capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.


The fund invests primarily in investment-grade fixed income securities rated within the top three credit rating categories. The fund may invest up to 20% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the fund's investment objective are not readily available for purchase. The fund's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.


--------------------------------------------------------------------------------


OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use futures, swaps and forwards. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the fund, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

Company research lies at the heart of the fund's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

Portfolio Maturity. The portfolio managers intend to maintain a dollar-weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the fund may experience a high portfolio turnover rate.

The Main Risks of Investing in the Fund


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.


Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking to earn higher current income than an investment in money market mutual funds may provide.

Foreign Investment Risk. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.


Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.


Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o at times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Fixed Income Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year              Institutional Class
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1995       18.17
1996        4.49
1997        9.46
1998        7.91
1999       -0.55
2000       12.00
2001        9.33
2002        9.22
2003        4.41
2004        5.20



For the periods included in the bar chart:


Best Quarter: 5.35%, Q2 1995              Worst Quarter: -2.24%, Q2 2004

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2004
--------------------------------------------------------------------------------

                                          1 Year        5 Years       10 Years
--------------------------------------------------------------------------------
Institutional Class
--------------------------------------------------------------------------------

  Return before Taxes                       5.20           7.99          7.85
--------------------------------------------------------------------------------
  Return after Taxes on Distributions       3.51           5.69          5.25
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of
  Fund Shares                               3.37           5.43          5.12
--------------------------------------------------------------------------------
Index (reflects no deduction for
fees, expenses or taxes)                    4.34           7.71          7.72
--------------------------------------------------------------------------------


Index: The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment grade bonds which include securities from the following sectors: US Treasuries, agencies, corporate, mortgage-backed and asset-backed securities. The Index includes over 5,500 publicly issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the Index is in the intermediate range.


In both the chart and the table, total returns would have been lower if operating expenses hadn't been reduced.


--------------------------------------------------------------------------------


Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.scudder.com.



--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases                  None

--------------------------------------------------------------------------------
Redemption/Exchange fee, on shares owned less than 15
days (as % of redemption proceeds)^1                              2.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                    0.40%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fee                           None
--------------------------------------------------------------------------------

Other Expenses                                                    0.16
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                   0.56
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursement^2                           0.01
--------------------------------------------------------------------------------
Total Net Annual Operating Expenses^2                             0.55
--------------------------------------------------------------------------------



^1 This fee will be charged on applicable redemptions or exchanges made on or after February 1, 2005. Please see "Policies about transactions" for further information.


^2 Through February 28, 2006, the investment advisor and administrator have contractually agreed to waive their fees or reimburse expenses so that total operating expenses will not exceed 0.55%.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Institutional Class          $56           $178           $312          $700

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                             Institutional Class

                                    ticker symbol            MGSFX

                                     fund number             557

Scudder Short Duration Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


The fund seeks a high level of income consistent with the preservation of capital. The fund invests for current income, not capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. The fund invests in US Treasury, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds.

The fund invests primarily in investment-grade short-term fixed income securities rated within the top three credit rating categories. The fund may invest up to 15% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The fund's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk. The fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the fund's investment objective are not readily available for purchase. The fund may invest up to 40% of its total assets in asset-backed securities.



--------------------------------------------------------------------------------


OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use futures, swaps and forwards. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Short Treasury Index. In managing the fund, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors the managers believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Merrill Lynch 1-3 Year US Treasury Index.

Company research lies at the heart of the fund's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

Portfolio Maturity. The portfolio managers intend to maintain a dollar-weighted effective average portfolio maturity of no longer than three years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. The dollar-weighted average portfolio maturity of the fund is generally shorter than the stated maturity (usually about one year) due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the fund may experience a high portfolio turnover rate.


Securities Lending. The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking to earn higher current income than an investment in money market mutual funds may provide.

Foreign Investment Risk. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o at times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index and one other index (which, unlike the fund, do not have any fees, taxes or expenses). The performance of both the fund and the indices varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Short Duration Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Institutional Class
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1996      5.48
1997      6.77
1998      6.54
1999      4.47
2000      8.00
2001      6.58
2002      5.28
2003      3.00
2004      1.96


For the periods included in the bar chart:


Best Quarter: 3.22%, Q3 1998              Worst Quarter: -0.91%, Q2 2004

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2004
--------------------------------------------------------------------------------

                                     1 Year        5 Years      Since Inception*
--------------------------------------------------------------------------------
Institutional Class
--------------------------------------------------------------------------------

  Return before Taxes                  1.96          4.94            5.43
--------------------------------------------------------------------------------
  Return after Taxes on                1.02          3.13            3.30
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on                1.22          3.09            3.29
  Distributions and Sale of
  Fund Shares
--------------------------------------------------------------------------------
Index 1 (reflects no deduction         0.91          4.93            5.56
for fees, expenses or taxes)**
--------------------------------------------------------------------------------
Index 2 (reflects no deduction         0.90          3.18            4.31
for fees, expenses or taxes)**

--------------------------------------------------------------------------------

Index 1: The Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index of US Treasury obligations having maturities ranging from 1 to 2.99 years.

Index 2: The Blended Index consists of the returns for the Lehman Brothers Short Treasury Index (the fund's former benchmark) from the fund's inception to February 28, 2003 and the Merrill Lynch 1-3 Year US Treasury Index from March 31, 2003 to December 31, 2004. The advisor believes this blended benchmark more accurately reflects the fund's historical performance. The Lehman Brothers Short Treasury Index tracks public obligations of the US Treasury including bills, notes, bonds and coupons, with remaining maturities of one year or less.

*    Inception date for Institutional Class was March 13, 1995.

**   Index comparison begins on March 31, 1995.


In both the chart and the table, total returns would have been lower if operating expenses hadn't been reduced.


--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.scudder.com.


--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases                  None

--------------------------------------------------------------------------------
Redemption/Exchange fee, on shares owned less than 15
days (as % of redemption proceeds)^1                              2.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                    0.40%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fee                           None
--------------------------------------------------------------------------------

Other Expenses                                                    0.22
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                   0.62
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursement^2                           0.07
--------------------------------------------------------------------------------
Total Net Annual Operating Expenses^2                             0.55
--------------------------------------------------------------------------------



^1 This fee will be charged on applicable redemptions or exchanges made on or after February 1, 2005. Please see "Policies about transactions" for further information.


^2 Through February 28, 2006, the investment advisor and administrator have contractually agreed to waive their fees or reimburse expenses so that total operating expenses will not exceed 0.55%.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Institutional Class          $56           $191           $339          $768

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                             Institutional Class

                                       ticker symbol         MGHYX

                                         fund number         596

Scudder High Income Plus Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks high current income and, as a secondary objective, capital appreciation. Under normal conditions, the fund invests at least 65% of its total assets in US dollar-denominated, domestic and foreign below investment grade fixed income securities (junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment-grade. Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.


The fund's investments in fixed income securities may be of any credit quality and may include securities not paying interest currently and securities in default. The fund may invest up to 25% of its total assets in non-US dollar-denominated, below investment-grade fixed income securities. The fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the fund's investment objectives are not readily available for purchase. The fund may also purchase securities on a when-issued basis and engage in short sales.


The fund may also invest up to 15% of its total assets to buy or sell protection on credit exposure.


--------------------------------------------------------------------------------


OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use currency options, forward currency transactions and swaps. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio manager focuses on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).


The investment process involves using primarily a bottom-up approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, the portfolio manager:


o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o    assesses new issues versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

Portfolio Maturity. The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The fund's average portfolio maturity may vary and may be shortened by certain of the fund's securities which have floating or variable interest rates or include put features that provide the fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the fund may experience a high portfolio turnover rate.


Securities Lending. The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking higher current income than investment grade bond funds and who are willing to accept significantly greater short-term fluctuation in their investment.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.

Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.


Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o the manager could be wrong in his analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters;


o derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements; and


o short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the fund.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder High Income Plus Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Institutional Class
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1999    15.72
2000    -7.21
2001     8.77
2002    -0.02
2003    25.71
2004    12.39



For the periods included in the bar chart:


Best Quarter: 9.00%, Q2 2003              Worst Quarter: -8.61%, Q4 2000

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2004
--------------------------------------------------------------------------------
                                                                       Since
                                          1 Year        5 Years       Inception*
--------------------------------------------------------------------------------
Institutional Class
--------------------------------------------------------------------------------

  Return before Taxes                      12.39           7.35          7.34
--------------------------------------------------------------------------------
  Return after Taxes on Distributions       9.37           3.17          3.11
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions
  and Sale of Fund Shares                   7.76           3.55          3.49
--------------------------------------------------------------------------------
Index (reflects no deductions for
fees, expenses or taxes)**                 11.95           8.17          6.12
--------------------------------------------------------------------------------


Index: The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

*    Inception date for Institutional Class was March 16, 1998.

**   Index comparison begins on March 31, 1998.


In both the chart and the table, total returns would have been lower if operating expenses hadn't been reduced.


--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.scudder.com.


--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                 None
--------------------------------------------------------------------------------
Redemption/Exchange fee, on shares owned less than 60
days (as % of redemption proceeds)^1                            2.00%
--------------------------------------------------------------------------------

Annual Operating Expenses (expenses paid from fund assets)
--------------------------------------------------------------------------------
Management Fee                                                  0.50%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fee                          None
--------------------------------------------------------------------------------

Other Expenses                                                   0.22
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                  0.72
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursements^2                         0.07
--------------------------------------------------------------------------------
Total Net Annual Operating Expenses^2                            0.65

--------------------------------------------------------------------------------


^1 This fee will be charged on applicable redemptions or exchanges made on or after February 1, 2005. Please see "Policies about transactions" for further information.


^2 Through February 28, 2006, the investment advisor and administrator have contractually agreed to waive their fees or reimburse expenses so that total operating expenses will not exceed 0.65%.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------


Institutional Class         $66            $223          $394           $888

--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Each fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so. The Board of Scudder Fixed Income Fund will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy.

o As a temporary defensive measure, a fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable levels of risk. This could prevent losses but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o Certain funds may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable income.


o The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, a judgment by the advisor that the unrated security is of equivalent quality. All securities must meet the credit quality standards applied by the advisor. If a security's credit quality changes, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Each fund's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). Each fund's Statement of Additional Information includes a description of the policies and procedures with respect to the disclosure of the fund's portfolio holdings.


Who Manages and Oversees the Funds

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. ("DeAM, Inc."), Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Investment advisor

DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for each fund. As investment advisor, DeAM, Inc., under the supervision of the Board of Trustees, makes the funds' investment decisions, buys and sells securities for the funds and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients.

DeAM, Inc. receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:


---------------------------------------------------------------------
Fund Name                                           Fee Paid
---------------------------------------------------------------------


Scudder Fixed Income Fund*                           0.39%
---------------------------------------------------------------------

Scudder Short Duration Fund*                         0.33%
---------------------------------------------------------------------

Scudder High Income Plus Fund*                       0.37%
---------------------------------------------------------------------



* Reflecting the effects of expense limitations and/or fee waivers then in effect.

The portfolio managers

The following people handle the day-to-day management of each fund.


Scudder Fixed Income Fund and                 Daniel R. Taylor, CFA
Scudder Short Duration Fund                   Managing Director of Deutsche
                                              Asset Management and Co-Manager of
  Gary W. Bartlett, CFA                       the funds.
  Managing Director of Deutsche Asset         o   Joined Deutsche Asset
  Management, Chief Investment Officer --         Management in 1998.
  Fixed Income and Co-Manager of the funds.   o   Prior to that, fixed income
  o   Joined Deutsche Asset Management in         portfolio manager,
      1992.                                       asset-backed securities
  o   Began investment career in 1983.            analyst and senior credit
  o   MBA, Drexel University.                     analyst, CoreStates Investment
                                                  Advisors, from 1993 to 1998.
  Warren S. Davis                             o   Began investment career in
  Managing Director of Deutsche Asset             1993.
  Management and Co-Manager of the funds.
  o   Joined Deutsche Asset Management in     Timothy C. Vile, CFA
      1995.                                   Managing Director of Deutsche
  o   Began investment career in 1986.        Asset Management and Co-Manager of
  o   MBA, Drexel University. the funds.      o   Joined Deutsche Asset
  Thomas J. Flaherty                              Management in 1991.
  Managing Director of Deutsche Asset         o   Prior to that, portfolio
  Management and Co-Manager of the funds.         manager for fixed income
  o   Joined Deutsche Asset Management in         portfolios at Equitable
      1995.                                       Capital Management.
  o   Began investment career in 1985.        o   Began investment career in
                                                  1986.
  J. Christopher Gagnier
  Managing Director of Deutsche Asset         Scudder High Income Plus Fund
  Management and Co-Manager of the funds.
  o   Joined Deutsche Asset Management in     Andrew Cestone
      1997.                                   Managing Director of Deutsche
  o   Prior to that, portfolio manager,       Asset Management and Lead Manager
      PaineWebber, from 1984 to 1997.         of the fund.
  o   Began investment career in 1980.        o   Joined Deutsche Asset
  o   MBA, University of Chicago.                 Management and the fund in
                                                  March 1998.
  William T. Lissenden                        o   Prior to that, Investment
  Director of Deutsche Asset Management           Analyst, Phoenix Investment
  and Co-Manager of the funds.                    Partners, from 1997 to 1998.
  o   Joined Deutsche Asset Management in         Prior to that, Credit Officer,
      2002.                                       asset based lending group,
  o   Prior to that, fixed income                 Fleet Bank, from 1995 to 1997
      strategist and director of research
      at Conseco Capital Management, director
      of fixed income research and product
      management at Prudential Securities,
      national sales manager for fixed income
      securities at Prudential Securities and
      institutional sales professional at
      several firms including Prudential,
      Goldman Sachs and Merrill Lynch.
  o   MBA, Baruch College.

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Financial Highlights


These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the back cover).


Scudder Fixed Income Fund -- Institutional Class

--------------------------------------------------------------------------------
 Years Ended October 31,                   2004     2003    2002    2001    2000
--------------------------------------------------------------------------------


Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period     $10.96   $11.08  $11.12  $10.24  $10.17
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                    .49^a   .49^a    .61^a    .67     .67
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions         .19     .03^b   (.03)    .88     .07
--------------------------------------------------------------------------------
  Total from investment operations          .68      .52     .58    1.55     .74
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                   (.48)    (.48)   (.62)   (.67)   (.67)
--------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                            (.08)    (.16)     --      --      --
--------------------------------------------------------------------------------
  Total distributions                     (.56)    (.64)   (.62)   (.67)   (.67)
--------------------------------------------------------------------------------
Net asset value, end of period           $11.08   $10.96  $11.08  $11.12  $10.24
--------------------------------------------------------------------------------
Total Return (%)^c                         6.43     4.70    5.49   15.56    7.55
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)      656      755     745     740     804
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                              .56      .55     .56     .56     .54
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                              .55      .55     .55     .55     .54
--------------------------------------------------------------------------------
Ratio of net investment income (%)         4.45     4.40    5.60    6.26    6.60
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                 91^d     290     152     161     116
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2003 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

^c   Total return would have been lower had certain expenses not been reduced.

^d The portfolio turnover rate including mortgage dollar roll transactions was 190% for the year ended October 31, 2004.

Scudder Short Duration Fund -- Institutional Class


--------------------------------------------------------------------------------
 Years Ended October 31,                   2004     2003    2002    2001    2000
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period    $10.07     $10.17 $10.18  $ 9.97  $ 9.96
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                   .27^a     .27^a   .40^a    .60     .63
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions         --*       .01    .07     .21     .01
--------------------------------------------------------------------------------
  Total from investment operations         .27        .28    .47     .81     .64
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.26)      (.31)  (.46)   (.60)   (.63)
--------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                           (.01)      (.07)  (.02)     --       --
--------------------------------------------------------------------------------
  Total distributions                    (.27)      (.38)  (.48)   (.60)   (.63)
--------------------------------------------------------------------------------
Net asset value, end of period          $10.07     $10.07 $10.17  $10.18  $ 9.97
--------------------------------------------------------------------------------
Total Return (%)^b                        2.74       2.80   4.71    8.39    6.63
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)      58        129     76      38      34
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                             .62        .68    .76     .80     .87
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                             .55        .55    .55     .55     .55
--------------------------------------------------------------------------------
Ratio of net investment income  (%)       2.69       2.70   3.93    5.97    6.35
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                236        322    211     129      89
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b   Total return would have been lower had certain expenses not been reduced.

*    Amount is less than $.005.

Scudder High Income Plus Fund -- Institutional Class

--------------------------------------------------------------------------------
 Years Ended October 31,                2004      2003     2002     2001    2000
--------------------------------------------------------------------------------


Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $ 7.42   $ 6.32    $ 7.25   $ 8.23  $ 9.08
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                 .63^a    .66^a     .73^a    1.01    1.12
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions      .31     1.10     (.93)    (.95)   (.85)
--------------------------------------------------------------------------------
  Total from investment operations       .94     1.76     (.20)      .06     .27
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                (.61)    (.66)     (.73)    (.98)  (1.12)
--------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                            --      --         --    (.06)     --
--------------------------------------------------------------------------------
  Total distributions                  (.61)    (.66)     (.73)   (1.04)  (1.12)
--------------------------------------------------------------------------------
Redemption fees                         .00*     .00*      .00*        --
--------------------------------------------------------------------------------
Net asset value, end of period        $ 7.75   $ 7.42    $ 6.32   $ 7.25  $ 8.23
--------------------------------------------------------------------------------
Total Return (%)^b                     13.27    28.76    (3.07)      .68    2.45
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)    33       18        18       16      30
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (including interest
expense paid by the Fund) (%)            .72      .68       .70      .86     .72
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (including expense paid by
the Fund) (%)                            .59      .62       .65      .65     .68
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (excluding interest
expense paid by the Fund) (%)            .59      .62       .65      .65     .65
--------------------------------------------------------------------------------
Ratio of net investment income (%)      8.33     9.48     10.50    12.44   12.29
--------------------------------------------------------------------------------
Portfolio turnover rate (%)             152^c     143       132     175^c    151
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b   Total return would have been lower had certain expenses not been reduced.

^c Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

*    Amount is less than $.005.

How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Buying and Selling Institutional Class Shares


You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to enter and pay for your order. Each fund's investment advisor or administrator or their affiliates may provide compensation to financial advisors for distribution, administrative and promotional services.

You may also buy Institutional Class shares by sending your check (along with a completed Application Form) directly to Scudder Investment Service Company (the "transfer agent"). Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended, or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.


Eligibility requirements

You may buy Institutional Class shares if you are any of the following:

o An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o    An employee benefit plan with assets of at least $50 million.

o A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o    A client of the private banking division of Deutsche Bank AG.

o A current or former director or trustee of the Deutsche or Scudder mutual funds.

o An employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.

Investment minimums

Your initial investment must be at least $1,000,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived for:


o Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum eligibility requirement.


o Investment advisory affiliates of Deutsche Bank Securities, Inc. or Scudder funds purchasing shares for the accounts of their investment advisory clients.

o    Employee benefit plans with assets of at least $50 million.

o    Clients of the private banking division of Deutsche Bank AG.

o A current or former director or trustee of the Deutsche or Scudder mutual funds.

o An employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

The funds and their service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

How to contact the Transfer Agent

=====================================================================
By Phone:           (800) 730-1313
=====================================================================
First Investments   Scudder Investments Service Company
By Mail:            P.O. Box 219356
                    Kansas City, MO 64121-9356
=====================================================================
Additional          Scudder Investments Service Company
Investments By      P.O. Box 219154
Mail:               Kansas City, MO 64121-9154
=====================================================================
By Overnight Mail:  Scudder Investments Service Company
                    210 W. 10th Street
                    Kansas City, MO 64105-1614
=====================================================================
By Fax (for         (800) 821-6234
exchanging and
selling shares
only):
=====================================================================

You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

How to open your fund account

=====================================================================
MAIL:           Complete and sign the account application that
                accompanies this prospectus. (You may obtain
                additional applications by calling the transfer
                agent.) Mail the completed application along with a
                check payable to the fund you have selected to the
                transfer agent. Be sure to include the fund number.
                (For fund numbers, see below.) The applicable
                addresses are shown under "How to contact the
                Transfer Agent."
=====================================================================
WIRE:           Call the transfer agent to set up a wire account.
=====================================================================
FUND NAME       Scudder Fixed Income Fund -- Institutional Class --
AND FUND NUMBER 593
                Scudder Short Duration Fund -- Institutional Class --
                557
                Scudder High Income Plus Fund -- Institutional Class
                -- 596
=====================================================================

Please note that your account cannot become activated until we receive a completed application.

How to buy and sell shares

MAIL:


Buying: Send your check, payable to the fund you have selected to the transfer agent. Be sure to include the fund number and your account number on your check. If you are investing in more than one fund, make your check payable to "Scudder Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1,000,000 ($250,000 for shareholders with existing accounts prior to August 13, 2004) worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call Shareholder Services at
(800) 730-1313 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. (Eastern time) on the next business day following your purchase.

=====================================================================
Bank Name:          Deutsche Bank Trust Company Americas
=====================================================================
Routing No:         021001033
=====================================================================
Attn:               Scudder Funds
=====================================================================
DDA No:             00-226-296
=====================================================================
FBO:                (Account name)
                    (Account number)
=====================================================================
Credit:             (fund name and number)
                    (See "How to open your fund account.")
=====================================================================

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 p.m. (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or Shareholder Services at (800) 730-1313. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The funds and their service providers reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 p.m. (Eastern time) to wire your account the next business day.

TELEPHONE TRANSACTIONS:

You may place orders to buy and sell over the phone by calling your financial advisor or Shareholder Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another Scudder fund by calling the transfer agent.

You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Shareholder Services at (800) 730-1313.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.


If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are outside those described by a fund. Please note that a financial advisor may charge fees separate from those charged by a fund.


In either case, keep in mind that the information in this prospectus applies only to each fund's Institutional Class. Each fund does have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your appointed financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Market timing policies and procedures. Short-term and excessive trading of fund shares may present risks to the funds' long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the funds' portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage").


Each fund discourages short-term and excessive trading. Each fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the Board. Each fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. Each fund may also take trading activity that occurs over longer periods into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Each fund's policies include:

o Effective February 1, 2005, each fund imposes a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees");

o Each fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the funds; and

o Each fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund (see "How the fund calculates share price").

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the funds by an investor is detected, the Advisor may determine to prohibit that investor from future purchases in the funds or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the funds' long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the funds.


The funds' market timing policies and procedures may be modified or terminated at any time.

Redemption fees. Effective February 1, 2005, each fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days (60 days in the case of Scudder High Income Plus Fund) of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the funds. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the funds'.

The redemption fee will not be charged in connection with certain transactions such as exchange or redemption transactions on behalf of (i) participants in certain research wrap programs, (ii) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders and (iii) any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio. The funds expect that the waiver for certain group retirement plans will be eliminated over time as the plans' operating systems are improved. Until such time that these operating systems are improved, the Advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to modify or terminate these waivers or the redemption fee at any time.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.


QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, money orders, traveler's checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided the original guarantee.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

How the funds calculate share price

To calculate net asset value per share, or NAV, the share class uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                  ----------------------------------       =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you buy shares of a fund is the NAV. The price at which you sell shares is also the NAV.


Effective February 1, 2005, each fund may charge a short-term redemption fee equal to 2.00% of the value of Institutional Class shares redeemed (either by selling the shares or exchanging into another fund) within 60 days (for Scudder High Income Plus Fund) or 15 days (for Scudder Fixed Income Fund and Scudder Short Duration Fund) of purchase. Please see "Policies about transactions -- Redemption fees" for further information.


We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is pos-sible that the value determined for a particular asset may be materially different from the value realized upon such asset sale.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

o    withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and /or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

o redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 ($250,000 for shareholders with existing accounts prior to August 13, 2004) for any reason other than a change in market value

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a funds investment minimums at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

Each fund has a regular schedule for paying out any earnings to shareholders:

o    Income dividends: Each fund accrues dividends daily and pays them monthly.


o Short-term and long-term capital gains: Each fund will pay these in November or December, or otherwise as needed.


For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable whether you receive them in cash or reinvest them in additional shares For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For federal income tax purposes, an exchange is treated the same as a sale.


The tax status of a fund's earnings you receive and your own fund transactions generally depends on their type:

====================================================================

Generally taxed at long-term       Generally taxed at ordinary
capital gain rates:                income rates:

====================================================================
Distributions from a fund

o gains from the sale of           o gains from the sale of
  securities held by a fund for      securities held by a fund for
  more than one year                 one year or less

o qualified dividend income        o all other income
====================================================================
Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund
  held for more than one year        shares held for one year or
                                     less
====================================================================

Any investments in foreign securities may be subject to foreign withholding taxes. In that case, a fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include interest from fixed-income securities. In addition, a fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to a fund's shares.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.


Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about each fund, call (800) 730-1313, or contact Scudder Investments at the address listed below. These documents and other information about a fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about a fund, including a fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments                        SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                  Public Reference Section
Chicago, IL 60606-5808                     Washington, D.C. 20549-0102
www.scudder.com                            www.sec.gov
(800) 730-1313                             (202) 942-8090



Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808

Scudder                                    SEC File Numbers:
Investments
                                           Fixed Income Fund            811-8006
A Member of                                Short Duration Fund          811-8006
Deutsche Asset Management [LOGO]           High Income Plus Fund        811-8006

                                                                     SCUDDER
                                                                     INVESTMENTS

                            Taxable Income I

                            Investment Class

Prospectus

--------------------------------------------------------------------------------
                             February 1, 2005
--------------------------------------------------------------------------------

                           Scudder Fixed Income Fund

                           Scudder High Income Plus Fund




As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Funds Work                 How to Invest in the Funds


     4  Scudder Fixed Income Fund      28  Buying and Selling Investment
                                           Class Shares
    11  Scudder High Income Plus
        Fund                           29  Policies You Should Know
                                           About

    20  Other Policies and Risks
                                       38  Understanding Distributions
    22  Who Manages and Oversees           and Taxes
        the Funds

    25  Financial Highlights

How the Funds Work

On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                               Investment Class

                                             ticker symbol     MFISX

                                               fund number     816

Scudder Fixed Income Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


The fund seeks a high level of income consistent with the preservation of capital. The fund invests for current income, not capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.


The fund invests primarily in investment-grade fixed income securities rated within the top three credit rating categories. The fund may invest up to 20% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the fund's investment objective are not readily available for purchase. The fund's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.


--------------------------------------------------------------------------------


OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use futures, swaps and forwards. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the fund, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

Company research lies at the heart of the fund's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

Portfolio Maturity. The portfolio managers intend to maintain a dollar-weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the fund may experience a high portfolio turnover rate.

The Main Risks of Investing in the Fund


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.



Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.


Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.


This fund is designed for individuals who are seeking to earn higher current income than an investment in money market mutual funds may provide.

Foreign Investment Risk. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.


Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.


Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o at times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

The Fund's Performance History


While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund's Investment Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Fixed Income Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year              Investment Class
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1999    -0.79
2000    11.75
2001     9.06
2002     8.95
2003     4.35
2004     4.91


For the periods included in the bar chart:

Best Quarter: 4.82%, Q3 2001              Worst Quarter: -2.24%, Q2 2004

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2004
--------------------------------------------------------------------------------
                                                                        Since
                                           1 Year        5 Years     Inception*
--------------------------------------------------------------------------------
Investment Class
--------------------------------------------------------------------------------

Return before Taxes                         4.91           7.77          6.41
--------------------------------------------------------------------------------
Return after Taxes on Distributions         3.30           5.54          4.07
--------------------------------------------------------------------------------
Return after Taxes on Distributions         3.19           5.29          4.02
and Sale of Fund Shares
--------------------------------------------------------------------------------
Index (reflects no deductions for           4.34           7.71          6.56
fees, expenses or taxes)**
--------------------------------------------------------------------------------


Index: The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment grade bonds which include securities from the following sectors: US Treasuries, agencies, corporate, mortgage-backed and asset-backed securities. The Index includes over 5,500 publicly issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the Index is in the intermediate range.

*    Inception date for Investment Class was February 11, 1998.

**   Index comparison begins on February 28, 1998.


Total returns for 2003 would have been lower if operating expenses hadn't been reduced.


--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.


--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                    None
--------------------------------------------------------------------------------
Redemption/Exchange fee, on shares owned less than 15
days (as % of redemption proceeds)^1                                2.00%

--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                      0.40%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fee                             None
--------------------------------------------------------------------------------

Other Expenses (including a shareholder servicing                   0.36
fee of up to 0.25%)
--------------------------------------------------------------------------------
Total Annual Operating Expenses^2                                   0.76

--------------------------------------------------------------------------------

^1 This fee will be charged on applicable redemptions or exchanges made on or after February 1, 2005. Please see "Policies about transactions" for further information.


^2 Through February 28, 2006, the investment advisor and administrator have contractually agreed to waive their fees and/or reimburse expenses so that total operating expenses will not exceed 0.80%.


Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Investment Class            $78            $243          $422           $942

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                Investment Class

                                              ticker symbol     MGHVX

                                                fund number     824

Scudder High Income Plus Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks high current income and, as a secondary objective, capital appreciation. Under normal conditions, the fund invests at least 65% of its total assets in US dollar-denominated, domestic and foreign below investment-grade fixed income securities (junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment-grade. Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.


The fund's investments in fixed-income securities may be of any credit quality and may include securities not paying interest currently and securities in default. The fund may invest up to 25% of its total assets in non-US dollar-denominated, below investment-grade fixed income securities. The fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the fund's investment objectives are not readily available for purchase. The fund may also purchase securities on a when-issued basis and engage in short sales.


The fund may also invest up to 15% of its total assets to buy or sell protection on credit exposure.


--------------------------------------------------------------------------------

OTHER INVESTMENTS Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use currency options, forward currency transactions and credit default swaps. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio manager focuses on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).


The investment process involves using primarily a bottom-up approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, the portfolio manager:


o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o    assesses new issues versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

Portfolio Maturity. The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The fund's average portfolio maturity may vary and may be shortened by certain of the fund's securities which have floating or variable interest rates or include put features that provide the fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the fund may experience a high portfolio turnover rate.


Securities Lending. The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking to earn higher current income than an investment in money market mutual funds may provide.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.

Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


Other factors that could affect performance include:


o the manager could be wrong in his analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters;

o derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements: and


o short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the fund.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund's Investment Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder High Income Plus Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Investment Class
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1999       15.36
2000       -7.51
2001        8.48
2002       -0.17
2003       25.51
2004       12.02



For the periods included in the bar chart:


Best Quarter: 8.92%, Q2 2003              Worst Quarter: -8.74%, Q4 2000

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2004
--------------------------------------------------------------------------------
                                                                         Since
                                           1 Year        5 Years      Inception*
--------------------------------------------------------------------------------
Investment Class
--------------------------------------------------------------------------------

Return before Taxes                        12.02           7.09           9.13
--------------------------------------------------------------------------------
Return after Taxes on Distributions         9.08           2.95           4.82
--------------------------------------------------------------------------------
Return after Taxes on Distributions         7.53           3.33           5.00
and Sale of Fund Shares
--------------------------------------------------------------------------------
Index (reflects no deductions for          11.95           8.17           7.50
fees, expenses or taxes)**
--------------------------------------------------------------------------------


Index: The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

*    Inception date for Investment Class was September 15, 1998.

**   Index comparison begins on September 30, 1998.


Total returns from inception through 2004 would have been lower if operating expenses hadn't been reduced.


--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.


--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                        None
--------------------------------------------------------------------------------

Redemption/Exchange Fee, on shares owned less than 60 days
(as % of redemption proceeds)^1                                        2.00%

--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                         0.50%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fee                                 None
--------------------------------------------------------------------------------

Other Expenses (including a shareholder servicing fee of up to
0.25%)                                                                  0.42
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                         0.92
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursement^2                                 0.02
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses^2                                    0.90
--------------------------------------------------------------------------------



^1 This fee will be charged on applicable redemptions or exchanges made on or after February 1, 2005. Please see "Policies about transactions" for further information.


^2 Through February 28, 2006, the investment advisor and administrator have contractually agreed to waive their fees and/or reimburse expenses so that total operating expenses will not exceed 0.90%.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Investment Class            $92            $291          $507          $1,129

--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Each fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so. The Board of Scudder Fixed Income Fund will provide shareholders with at least 60 days' notice prior to making any changes to such fund's 80% investment policy.

o As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable levels of risk. This could prevent losses but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o These funds may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.


o The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, a judgment by the advisor that the unrated security is of equivalent quality. All securities must meet the credit quality standards applied by the advisor. If a security's credit quality changes, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Each fund's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). Each fund's Statement of Additional Information includes a description of the policies and procedures with respect to the disclosure of the fund's portfolio holdings.

Who Manages and Oversees the Funds

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. ("DeAM, Inc."), Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients and is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The investment advisor

DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for each fund. As investment advisor, DeAM, Inc., under the supervision of the Board of Trustees, makes the funds' investment decisions, buys and sells securities for the funds and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The funds paid the following fees to DeAM, Inc. for investment advisory services in the last fiscal year.

---------------------------------------------------------------------
                                      Percentage of Average
Fund                                     Daily Net Assets
---------------------------------------------------------------------


Scudder Fixed Income Fund*                       0.39%
---------------------------------------------------------------------

Scudder High Income Plus Fund*                   0.37%
---------------------------------------------------------------------



* Reflecting the effect of expense limitations and/or fee waivers then in effect.

The portfolio managers

The following people handle the day-to-day management of each fund.



Scudder Fixed Income Fund                  Daniel R. Taylor, CFA
                                           Managing Director of Deutsche
  Gary W. Bartlett, CFA                    Asset Management and Co-Manager of
  Managing Director of Deutsche            the fund.
  Asset Management, Chief Investment       o   Joined Deutsche Asset Management
  Officer -- Fixed Income and Co-Manager       in 1998.
  of the fund.                             o   Prior to that, fixed income
  o   Joined Deutsche Asset Management         portfolio manager, asset-backed
      in 1992.                                 securities analyst and
  o   Began investment career in 1983.         senior credit analyst, CoreStates
  o   MBA, Drexel University.                  Investment Advisors, from 1993
                                               to 1998.
  Warren S. Davis                          o   Began investment career in 1993.
  Managing Director of Deutsche Asset
  Management and Co-Manager of the fund.   Timothy C. Vile, CFA
  o   Joined Deutsche Asset Management     Managing Director of Deutsche
      in 1995.                             Asset Management and Co-Manager of
  o   Began investment career in 1986.     the fund.
  o   MBA, Drexel University.              o   Joined Deutsche Asset Management
                                               in 1991.
  Thomas J. Flaherty                       o   Prior to that, portfolio manager
  Managing Director of Deutsche Asset          for fixed income portfolios at
  Management and Co-Manager of the fund.       Equitable Capital Management.
  o   Joined Deutsche Asset Management     o   Began investment career in 1986.
      in 1995.
  o   Began investment career in 1985.     Scudder High Income Plus Fund

  J. Christopher Gagnier                   Andrew Cestone
  Managing Director of Deutsche Asset      Managing Director of Deutsche Asset
  Management and Co-Manager of the fund.   Management and Lead Manager of
  o   Joined Deutsche Asset Management     the fund.
      in 1997.                             o   Joined Deutsche Asset Management
  o   Prior to that, portfolio manager,        and the fund in March 1998.
      PaineWebber, from 1984 to 1997.      o   Prior to that, Investment
  o   Began investment career in 1980.         Analyst, Phoenix Investment
  o   MBA, University of Chicago.              Partners, from 1997 to 1998.
                                               Prior to that, Credit Officer,
  William T. Lissenden                         asset based lending group, Fleet
  Director of Deutsche Asset Management        Bank, from 1995 to 1997.
  and Co-Manager of the fund.
  o   Joined Deutsche Asset Management
      in 2002.
   o  Prior to that, fixed income strategist
      and director of research at Conseco
      Capital Management, director of fixed
      income research and product management
      at Prudential Securities, national sales manager for fixed income securities at Prudential Securities and institutional sales professional at several firms including Prudential, Goldman Sachs and
      Merrill Lynch.
  o   MBA, Baruch College.

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Financial Highlights


These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each fund's financial statements, is included in that fund's annual report (see "Shareholder reports" on the back cover).


Scudder Fixed Income Fund -- Investment Class


--------------------------------------------------------------------------------
 Years Ended October 31,                  2004     2003     2002    2001    2000
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period    $10.95   $11.09   $11.12  $10.24  $10.17
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                   .47^a    .47^a    .59^a    .64     .59
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions        .19     .02^b   (.03)     .88     .07
--------------------------------------------------------------------------------
  Total from investment operations         .66      .49      .56    1.52     .66
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.47)    (.47)    (.59)   (.64)   (.59)
--------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                           (.08)    (.16)      --       --      --
--------------------------------------------------------------------------------
  Total distributions                    (.55)    (.63)    (.59)   (.64)   (.59)
--------------------------------------------------------------------------------
Net asset value, end of period          $11.06   $10.95   $11.09  $11.12  $10.24
--------------------------------------------------------------------------------
Total Return (%)                          6.20   4.58^c  5.24^c  15.39^c  7.19^c
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)     104      108       95      34      13
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (including interest expense
paid by the Fund) (%)                      .76      .75      .81     .81     .79
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (including interest expense
paid by the Fund) (%)                      .76      .66      .80     .80     .79
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (excluding interest expense
paid by the Fund) (%)                      .76      .66      .80     .80     .79
--------------------------------------------------------------------------------
Ratio of net investment income (%)        4.24     4.29     5.35    5.95    6.40
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                91^d     290      152     161     116
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2003 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

^c   Total return would have been lower had certain expenses not been reduced.

^d The portfolio turnover rate including mortgage dollar roll transactions was 190% for the year ended October 31, 2004.

Scudder High Income Plus Fund -- Investment Class


--------------------------------------------------------------------------------
 Years Ended October 31,                 2004     2003      2002    2001    2000
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $ 7.42    $ 6.32   $ 7.24    $ 8.23 $ 9.07
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                 .62^a     .65^a    .71^a      .94   1.10
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions      .31      1.09    (.92)     (.91)  (.84)
--------------------------------------------------------------------------------
  Total from investment operations       .93      1.74    (.21)       .03    .26
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                (.59)     (.64)    (.71)     (.96) (1.10)
--------------------------------------------------------------------------------
  Net realized gains on investment       --        --       --      (.06)    --
  transactions
--------------------------------------------------------------------------------
  Total distributions                  (.59)     (.64)    (.71)    (1.02) (1.10)
--------------------------------------------------------------------------------
Redemption fees                         .00*      .00*     .00*       --      --
--------------------------------------------------------------------------------
Net asset value, end of period        $ 7.76    $ 7.42   $ 6.32    $ 7.24 $ 8.23
--------------------------------------------------------------------------------
Total Return (%)^b                     12.86     28.59   (3.21)       .29   2.34
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)    55        10        4         5      3
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (including interest
expense paid by the Fund) (%)            .92       .88      .95      1.11    .96
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (including interest
expense paid by the Fund) (%)            .79       .72      .90       .90    .91
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (excluding interest
expense paid by the Fund) (%)            .79       .72      .90       .90    .90
--------------------------------------------------------------------------------
Ratio of net investment income (%)      8.13      9.38    10.25     12.12  12.96
--------------------------------------------------------------------------------
Portfolio turnover rate (%)             152c       143      132      175^c   151
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b   Total return would have been lower had certain expenses not been reduced.

^c Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

*    Amount is less than $.005.

How to Invest in the Funds

The following pages tell you how to invest in the funds and what to expect as a shareholder.

If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions, and you should follow those.

These instructions are for buying and selling Investment Class shares.

Buying and Selling Investment Class Shares

You may only buy Investment Class shares if you have a shareholder account set up with a financial advisor. Financial advisors include brokers, financial representatives or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the funds. Financial advisors may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

Contact your financial advisor for details on how to enter and pay for your order. Each fund's advisor or administrator or their affiliates may provide compensation to financial advisors for distribution, administrative and promotional services.

Investment minimums

=====================================================================
Initial investment                                   $1,000
=====================================================================
Subsequent investment                                   $50
=====================================================================
IRA account                                            $500
  Initial investment
=====================================================================
  Subsequent investment                                 $50
=====================================================================

Automatic investment plan                      $50/$250,000
  (minimum/maximum)

=====================================================================
Minimum account balance                              $1,000
=====================================================================

The funds and their service providers reserve the right to waive or modify the investment minimums from time to time at their discretion.

Service plan

Each fund has adopted a service plan for its Investment Class shares. Under the plan, each fund pays service fees at an aggregate annual rate of up to 0.25% of the fund's average daily net assets for its Investment Class shares. The fees are compensation to financial advisors for providing personal services and/or account maintenance services to the customers. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the same fund.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.


If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are outside those described by a fund. Please note that a financial advisor may charge fees separate from those charged by a fund.


In either case, keep in mind that the information in this prospectus applies only to each fund's Investment Class. The funds do have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.


In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.


Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your appointed financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

Market timing policies and procedures. Short-term and excessive trading of fund shares may present risks to the funds' long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the funds' portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage").

Each fund discourages short-term and excessive trading. Each fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the Board. Each fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. Each fund may also take trading activity that occurs over longer periods into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Each fund's policies include:

o Effective February 1, 2005, each fund imposes a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees");

o Each fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the funds; and


o Each fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund (see "How the fund calculates share price").

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the funds by an investor is detected, the Advisor may determine to prohibit that investor from future purchases in the funds or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the funds' long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the funds.


The funds' market timing policies and procedures may be modified or terminated at any time.


Redemption fees. Effective February 1, 2005, each fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days (60 days in the case of Scudder High Income Plus Fund) of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the funds. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the funds'.

The redemption fee will not be charged in connection with certain transactions such as exchange or redemption transactions on behalf of (i) participants in certain research wrap programs, (ii) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders and (iii) any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio. The funds expect that the waiver for certain group retirement plans will be eliminated over time as the plans' operating systems are improved. Until such time that these operating systems are improved, the Advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to modify or terminate these waivers or the redemption fee at any time.


ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.


Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, money orders, traveler's checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.


If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.


A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided the original guarantee.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

How the funds calculate share price

To calculate net asset value per share or NAV, the share class uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                  ----------------------------------      =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares of a fund is the NAV. The price at which you sell shares is also the NAV.

Effective February 1, 2005, each fund may charge a short-term redemption fee equal to 2.00% of the value of Investment Class shares redeemed or exchanged within 15 days (60 days in the case of Scudder High Income Plus Fund) of purchase. Please see "Policies about transactions -- Redemption fees" for further information.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures").


To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

o    withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability


o close your account and send you the proceeds if your balance falls below $1,000. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or, in any case where a fall in share price created the low balance)


o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimums at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

Each fund has a regular schedule for paying out any earnings to shareholders:

o    Income dividends: accrued daily and paid monthly

o Short-term and long-term capital gains: November or December or otherwise as needed

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.


You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For federal income tax purposes, an exchange is treated the same as a sale.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of a fund's earnings you receive and your own fund transactions generally depends on their type:


=======================================================================
Generally taxed at long-term         Generally taxed at ordinary
capital gain rates:                  income rates:
=======================================================================

Distributions from a fund

o gains from the sale of securities  o gains from the sale of
  held by a fund for more than one     securities held by a fund for
  year                                 one year or less

o qualified dividend income          o all other income
=======================================================================
Transactions involving fund shares

o gains from selling fund shares     o gains from selling fund shares
  held for more than one year          held for one year or less
=======================================================================

Any investments in foreign securities may be subject to foreign withholding taxes. In that case, a fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include interest from fixed-income securities. In addition, a fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to a fund's shares.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about each fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about a fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about a fund, including a fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Investments                       SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                 Public Reference Section
Chicago, IL 60606-5808                    Washington, D.C. 20549-0102
www.scudder.com                           www.sec.gov
(800) 621-1048                            (202) 942-8090

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808


Scudder
Investments                               SEC File Numbers:

A Member of                               Fixed Income Fund             811-8006
Deutsche Asset Management [LOGO]          High Income Plus Fund         811-8006

                                                                     SCUDDER
                                                                     INVESTMENTS

                            Taxable Income I
                            Premier Class

Prospectus


--------------------------------------------------------------------------------
                            February 1, 2005
--------------------------------------------------------------------------------


                            Scudder High Income Plus Fund










As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------











Contents
--------------------------------------------------------------------------------


How the Fund Works                            How to Invest in the Fund

  4  The Fund's Main Investment                19  Buying and Selling Premier
     Strategy                                      Class Shares

  6  The Main Risks of Investing               24  Policies You Should Know
     in the Fund                                   About

 10  The Fund's Performance                    32  Understanding Distributions
     History                                       and Taxes

 12  How Much Investors Pay

 13  Other Policies and Risks

 14  Who Manages and Oversees
     the Fund

 17  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about this fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                               |  Premier Class

                                                ticker symbol  |  MGHPX

                                                fund number    |  556

  Scudder High Income Plus Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks high current income and, as a secondary objective, capital appreciation. Under normal conditions, the fund invests at least 65% of its total assets in US dollar-denominated, domestic and foreign below investment-grade fixed income securities (junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.


The fund's investments in fixed income securities may be of any credit quality and may include securities not paying interest currently and securities in default. The fund may invest up to 25% of its total assets in non-US dollar denominated, below investment-grade fixed income securities. The fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the fund's investment objectives are not readily available for purchase. The fund may also purchase securities on a when-issued basis and engage in short sales.

The fund may also invest up to 15% of its total assets to buy or sell protection on credit exposure.


--------------------------------------------------------------------------------

OTHER INVESTMENTS Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use currency options, forward currency transactions and credit default swaps. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio manager focuses on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).


The investment process involves using primarily a bottom-up approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, the portfolio manager:


o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

Portfolio Maturity. The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The fund's average portfolio maturity may vary and may be shortened by certain of the fund's securities which have floating or variable interest rates or include put features that provide the fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the fund may experience a high portfolio turnover rate.

Securities Lending. The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.


Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking higher current income than investment grade bond funds and who are willing to accept significantly greater short-term fluctuation in their investment.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.


Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.

Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


Other factors that could affect performance include:

o the manager could be wrong in his analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters;


o derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements; and


o short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the fund.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund's Premier Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder High Income Plus Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                  Premier Class
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:



2001        8.94
2002        0.10
2003       25.90
2004       12.37



For the periods included in the bar chart:


Best Quarter: 9.04%, Q2 2003              Worst Quarter: -5.56%, Q3 2001

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2004
--------------------------------------------------------------------------------

                                                    1 Year      Since Inception*
--------------------------------------------------------------------------------
Premier Class
--------------------------------------------------------------------------------

  Return before Taxes                               12.37             9.82
--------------------------------------------------------------------------------
  Return after Taxes on Distributions                9.31             5.68
--------------------------------------------------------------------------------
  Return after Taxes on Distributions                7.74             5.72
  and Sale of Fund Shares
--------------------------------------------------------------------------------
Index (reflects no deductions for fees,             11.95            10.76
expenses or taxes)**
--------------------------------------------------------------------------------


Index: The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

*    Inception date for Premier Class was October 31, 2000.

**   Index comparison begins on October 31, 2000.


Total returns from inception through 2004 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.scudder.com.












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The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases                  None
--------------------------------------------------------------------------------

Redemption/Exchange fee on shares owned less than 60              2.00%
days (as % of redemption proceeds)^1
--------------------------------------------------------------------------------


Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------

Management Fee                                                    0.50%
--------------------------------------------------------------------------------

Distribution and/or Service (12b-1) Fee                           None
--------------------------------------------------------------------------------


Other Expenses                                                    0.20
--------------------------------------------------------------------------------

Total Annual Operating Expenses                                   0.70
--------------------------------------------------------------------------------

Less Fee Waiver/Expense Reimbursement^2                           0.05
--------------------------------------------------------------------------------

Total Net Annual Operating Expenses^2                             0.65
--------------------------------------------------------------------------------

^1 This fee will be charged on applicable redemptions or exchanges made on or after February 1, 2005. Please see "Policies about transactions" for further information.

^2 Through February 28, 2006, the investment advisor and administrator have contractually agreed to waive their fees and/or reimburse expenses so that total operating expenses will not exceed 0.65%. In addition, the advisor has agreed to voluntarily waive or reimburse certain expenses through the date of the fund's proposed acquisition of Scudder High Income Opportunity Fund so that total operating expenses will not exceed 0.50%.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example               1 Year          3 Years         5 Years        10 Years
--------------------------------------------------------------------------------

Premier Class           $66            $219            $385            $866
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

o The fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable levels of risk. This could prevent losses but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

o The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.


o The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, a judgment by the advisor that the unrated security is of equivalent quality. All securities must meet the credit quality standards applied by the advisor. If a security's credit quality changes, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

The fund's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The fund's Statement of Additional Information includes a description of the policies and procedures with respect to the disclosure of the fund's portfolio holdings.


Who Manages and Oversees the Fund


Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc. ("DeAM, Inc."), Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients and is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Investment advisor

DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for the fund. As investment advisor, DeAM, Inc., under the supervision of the Board of Trustees, makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment advisor received a fee of 0.37% (reflecting the effect of expense limitations and/or fee waivers then in effect) of the fund's average daily net assets for its services in the last fiscal year.


Portfolio manager

The following portfolio manager is responsible for the day-to-day management of the fund's investments:

Andrew Cestone, Managing Director of Deutsche Asset Management and Lead Manager of the fund.


o    Joined Deutsche Asset Management and the fund in March 1998.


o Prior to that, Investment Analyst, Phoenix Investment Partners, from 1997 to 1998. Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Financial Highlights


This table is designed to help you understand the fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).


Scudder High Income Plus Fund -- Premier Class


--------------------------------------------------------------------------------
 Years Ended October 31,                       2004     2003     2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period         $ 7.41   $ 6.32   $ 7.24   $ 8.23
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                         .64^b    .67^b    .74^b    .98
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on    .30     1.09     (.92)    (.92)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations              .94     1.76     (.18)     .06
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                        (.61)    (.67)    (.74)    (.99)
--------------------------------------------------------------------------------
  Net realized gains on investment               --       --       --     (.06)
  transactions
--------------------------------------------------------------------------------
  Total distributions                          (.61)    (.67)    (.74)   (1.05)
--------------------------------------------------------------------------------
Redemption fees                                 .00***   .00***   .00***    --
--------------------------------------------------------------------------------
Net asset value, end of period               $ 7.74   $ 7.41   $ 6.32   $ 7.24
--------------------------------------------------------------------------------
Total Return (%)^c                            13.25    28.95    (2.83)     .68**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)           35      347      320      331
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions     .70      .68      .70      .71*
(including interest expense paid by the
Fund) (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions      .50      .50      .50      .50*
(including interest expense paid by the
Fund) (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions      .50      .50      .50      .50*
(excluding interest expense paid by the
Fund) (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)             8.42     9.60    10.65    12.53*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                     152^d    143      132      175^d
--------------------------------------------------------------------------------

^a   Commencement of operations of Premier Class shares was October 31, 2000.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

^d Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

*    Annualized

**   Not annualized

***  Amount is less than $.005.

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Buying and Selling Premier Class Shares


You may buy Premier Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to enter and pay for your order. The fund's investment advisor or administrator or its affiliates may provide compensation to financial advisors for distribution, administrative and promotional services.

You may also buy Premier Class shares by sending your check (along with a completed Application Form) directly to Scudder Investments Service Company (the "transfer agent"). Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended, or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.

Investment minimums

Your initial investment must be at least $5,000,000. The minimum subsequent investment requirement is $1,000,000. The fund and its service providers reserve the right to waive or reduce the investment minimums from time to time at their discretion.

How to contact the Transfer Agent

=====================================================================
By Phone:           (800) 730-1313
=====================================================================
First Investments   Scudder Investments Service Company
By Mail:            P.O. Box 219356
                    Kansas City, MO 64121-9356
=====================================================================
Additional          Scudder Investments Service Company
Investments By      P.O. Box 219154
Mail:               Kansas City, MO 64121-9154
=====================================================================
By Overnight Mail:  Scudder Investments Service Company
                    210 W. 10th Street
                    Kansas City, MO 64105-1614
=====================================================================
By Fax (for         (800) 821-6234
exchanging and
selling shares
only):
=====================================================================

You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

How to open your fund account

=====================================================================
MAIL:           Complete and sign the account application that
                accompanies this prospectus. (You may obtain
                additional applications by calling the transfer
                agent.) Mail the completed application along with a
                check payable to the fund you have selected to the
                transfer agent. Be sure to include the fund number.
                (For fund numbers, see below.) The applicable
                addresses are shown under "How to contact the
                Transfer Agent."
=====================================================================
WIRE:           Call the transfer agent to set up a wire account.
=====================================================================
FUND NAME       Scudder High Income Plus Fund -- Premier Class
AND FUND        -- 556
NUMBER
=====================================================================

Please note that your account cannot become activated until we receive a completed application.

How to buy and sell shares

MAIL:

Buying: Send your check, payable to the fund you have selected to the transfer agent. Be sure to include the fund number and your account number on your check. If you are investing in more than one fund, make your check payable to "Scudder Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $5,000,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call Shareholder Services at
(800) 730-1313 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. (Eastern time) on the next business day following your purchase.

=====================================================================
Bank Name:          Deutsche Bank Trust Company Americas
=====================================================================
Routing No:         021001033
=====================================================================
Attn:               Scudder Funds
=====================================================================
DDA No:             00-226-296
=====================================================================
FBO:                (Account name)
                    (Account number)
=====================================================================
Credit:             (fund name and number)
                    (See "How to open your fund account.")
=====================================================================

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 p.m. (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or Shareholder Services at (800) 730-1313. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The fund and its service providers reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 p.m. (Eastern time) to wire your account the next business day.

TELEPHONE TRANSACTIONS:

You may place orders to buy and sell over the phone by calling your financial advisor or Shareholder Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Premier shares of another Scudder fund by calling the transfer agent.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.


If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are outside those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund.


In either case, keep in mind that the information in this prospectus applies only to the fund's Premier Class. The fund does have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.


In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.


Policies about transactions


The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order or buy or sell shares at any time.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your appointed financial advisor. If we are unable to obtain this information within the time frames established by each fund then, we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.


If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.


The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage").

The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

The fund's policies include:

o Effective February 1, 2005, the fund imposes a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees");

o The fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

o The fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund (see "How the fund calculates share price").

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the Advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the fund's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.

The fund's market timing policies and procedures may be modified or terminated at any time.

Redemption fees. Effective February 1, 2005, the fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 60 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.

The redemption fee will not be charged in connection with certain transactions such as exchange or redemption transactions on behalf of (i) participants in certain research wrap programs, (ii) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders and (iii) any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio. The fund expects that the waiver for certain group retirement plans will be eliminated over time as the plans' operating systems are improved. Until such time that these operating systems are improved, the Advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The fund reserves the right to modify or terminate these waivers or the redemption fee at any time.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.


Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

The fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, money orders, traveler's checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided the original guarantee.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

How the fund calculates share price

To calculate net asset value per share or NAV, the share class uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                ---------------------------------------   =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you buy and sell shares is the NAV.

Effective February 1, 2005, the fund may charge a short-term redemption fee equal to 2.00% of the value of Premier Class shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase. Please see "Policies about transactions -- Redemption fees" for further information.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the fund's Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures").

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reasons


o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law


o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability


o redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $5,000,000 for any reason other than a change in market value

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimums at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) The fund may not always pay a distribution for a given period.

The fund has a regular schedule for paying out any earnings to shareholders:

o  Income dividends: accrued daily and paid monthly

o Short-term and long-term capital gains: November or December or otherwise as needed

For federal income tax purposes, income and capital gains distribution are generally taxable. However, distribution by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable, whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For federal income tax purposes, an exchange is treated the same as a sale.


The tax status of the fund earnings you receive and your own fund transactions generally depends on their type:


=====================================================================
Generally taxed at long-term       Generally taxed at ordinary
capital gain rates:                income rates:
=====================================================================

Distributions from the fund

o gains from the sale of           o gains from the sale of
  securities held by the fund for    securities held by the fund
  more than one year                 for one year or less

o qualified dividend income        o all other income
=====================================================================
Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund shares
  held for more than one year        held for one year or less
=====================================================================

Any investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include interest from fixed-income securities. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares.


For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."


The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically.


Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 730-1313, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Scudder Investments                        SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                  Public Reference Section
Chicago, IL 60606-5808                     Washington, D.C. 20549-0102
www.scudder.com                            www.sec.gov

(800) 730-1313                             (202) 942-8090










Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808



SCUDDER
INVESTMENTS
                                           SEC File Number:

A Member of                                High Income Plus Fund        811-8006
Deutsche Asset Management [LOGO]

                                                                     SCUDDER
                                                                     INVESTMENTS

                            Taxable Income I
                            Class S Shares

Prospectus

--------------------------------------------------------------------------------
                            February 1, 2005
--------------------------------------------------------------------------------


                            Scudder Fixed Income Fund

                            Scudder Short Duration Fund










As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------












Contents
--------------------------------------------------------------------------------



How the Funds Work                           How to Invest in the Funds

  4  Scudder Fixed Income Fund               25  How to Buy, Sell and Exchange
                                                 Class S Shares
 11  Scudder Short Duration Fund
                                             27  Policies You Should Know
 19  Other Policies and Risks                    About

 20  Who Manages and Oversees                37  Understanding Distributions
     the Funds                                   and Taxes

 23  Financial Highlights

How the Funds Work

On the next few pages, you'll find information about each fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.


Whether you are considering investing in a fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.


Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Class S shares are generally not available to new investors. You can find Scudder prospectuses on the Internet for Class S shares at myScudder.com.

--------------------------------------------------------------------------------
                                                                    |  Class S

                                                      fund number   |  ___


  Scudder Fixed Income Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


The fund seeks a high level of income consistent with the preservation of capital. The fund invests for current income, not capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.


The fund invests primarily in investment-grade fixed income securities rated within the top three credit rating categories. The fund may invest up to 20% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the fund's investment objective are not readily available for purchase. The fund's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.


--------------------------------------------------------------------------------


OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use futures, swaps and forwards. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the fund, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

Company research lies at the heart of the fund's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

Portfolio Maturity. The portfolio managers intend to maintain a dollar-weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the fund may experience a high portfolio turnover rate.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.


Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.


Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o at times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking to earn higher current income than an investment in money market mutual funds may provide.

The Fund's Performance History


While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class S shares is February 1, 2005. In both the bar chart and the table, the performance figures for Class S before inception are based on the historical performance of the fund's original share class (Institutional Class), adjusted to reflect the higher gross total annual operating expenses of Class S.

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Fixed Income Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                     Class S
--------------------------------------------------------------------------------


THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:



1995       17.89
1996        4.29
1997        9.23
1998        7.72
1999       -0.74
2000       11.79
2001        9.12
2002        9.01
2003        4.21
2004        5.00

For the periods included in the bar chart:

Best Quarter: 5.30%, Q2 1995              Worst Quarter: -2.29%, Q2 2004

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2004
--------------------------------------------------------------------------------
                                           1 Year        5 Years      10 Years
--------------------------------------------------------------------------------
Class S
--------------------------------------------------------------------------------
  Return before Taxes                      5.00           7.79          7.65
--------------------------------------------------------------------------------
  Return after Taxes on Distributions      4.00           7.00          7.00
--------------------------------------------------------------------------------
  Return after Taxes on Distributions      3.00           6.00          6.00
  and Sale of Fund Shares
--------------------------------------------------------------------------------
Index (reflects no deductions for          4.34           7.71          7.72
fees, expenses or taxes)
--------------------------------------------------------------------------------

Index: The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment grade bonds which include securities from the following sectors: US Treasuries, agencies, corporate, mortgage-backed and asset-backed securities. The Index includes over 5,500 publicly issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the Index is in the intermediate range.

In both the chart and the table, total returns would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-SCUDDER or visit our Web site at myScudder.com.










--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The fund's Class S shares have no sales charges or other shareholder fees other than a short-term redemption/exchange fee. The fund does have annual operating expenses, and as a shareholder of Class S shares, you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                       None
--------------------------------------------------------------------------------

Redemption/Exchange Fee, on shares owned less than                     2.00%
15 days (as % of redemption proceeds)^1
--------------------------------------------------------------------------------

Annual Operating Expenses, expenses paid from fund assets^2
--------------------------------------------------------------------------------
Management Fees                                                        0.40%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fees                                      None
--------------------------------------------------------------------------------

Other Expenses^2                                                       0.41
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                        0.81
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursement^3                                0.07
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses^3                                   0.74
--------------------------------------------------------------------------------


^1 This fee will be charged on applicable redemptions or exchanges made on or after February 1, 2005. Please see "Policies about transactions" for further information.


^2 Estimated since no Class S shares were issued as of the fund's fiscal year end.

^3 Through February 28, 2006, the investment advisor and administrator have contractually agreed to waive their fees or reimburse expenses so that total operating expenses will not exceed 0.74%.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                     1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------------------------------

Class S shares                 $76         $252           $443            $995
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      |  Class S

                                                         fund number  |  ---


  Scudder Short Duration Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


The fund seeks a high level of income consistent with the preservation of capital. The fund invests for current income, not capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. The fund invests in US Treasury, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds.


The fund invests primarily in investment-grade short-term fixed income securities rated within the top three credit rating categories. The fund may invest up to 15% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The fund's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk. The fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the fund's investment objective are not otherwise readily available for purchase. The fund may invest up to 40% of its total assets in asset-backed securities.






--------------------------------------------------------------------------------


OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use futures, swaps and forwards. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Merrill Lynch 1-3 Year US Treasury Index. In managing the fund, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors the managers believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Merrill Lynch 1-3 Year US Treasury Index.

Company research lies at the heart of the fund's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

Portfolio Maturity. The portfolio managers intend to maintain a dollar-weighted effective average portfolio maturity of no longer than three years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. The dollar-weighted average portfolio maturity of the fund is generally shorter than the stated maturity (usually about one year) due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the fund may experience a high portfolio turnover rate.


Securities Lending. The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking to earn higher current income than an investment in money market mutual funds may provide.

Foreign Investment Risk. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o at times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index and one other index (which, unlike the fund, do not have any fees or expenses). The performance of both the fund and the indices varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The inception date for Class S shares is February 1, 2005. Performance figures before that date are based on the historical performance of the fund's original share class (Institutional Class), adjusted to reflect the higher gross total annual operating expenses of Class S.


The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Scudder Short Duration Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class S
--------------------------------------------------------------------------------


THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:



1996        5.27
1997        6.55
1998        6.32
1999        4.26
2000        7.80
2001        6.38
2002        5.08
2003        2.81
2004        1.76

For the periods included in the bar chart:

Best Quarter: 3.17%, Q3 1998              Worst Quarter: -0.96%, Q2 2004

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2004
--------------------------------------------------------------------------------
                                                                       Since
                                          1 Year        5 Years      Inception*
--------------------------------------------------------------------------------
Class S
--------------------------------------------------------------------------------
  Return before Taxes                      1.76           4.74          5.22
--------------------------------------------------------------------------------
  Return after Taxes on Distributions      1.50           4.50          5.20
--------------------------------------------------------------------------------
  Return after Taxes on                    1.40           4.40          5.10
  Distributions and Sale of
  Fund Shares
--------------------------------------------------------------------------------
Index 1 (reflects no deduction for         0.91           4.93          5.56
fees, expenses or taxes)**
--------------------------------------------------------------------------------
Index 2 (reflects no deduction for         0.90           3.18          4.31
fees, expenses or taxes)**
--------------------------------------------------------------------------------

Index 1: The Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index of US Treasury obligations having maturities ranging from 1 to 2.99 years.

Index 2: The Blended Index consists of the returns for the Lehman Brothers Short Treasury Index (the fund's former benchmark) from the fund's inception to February 28, 2003 and the Merrill Lynch 1-3 Year US Treasury Index from March 31, 2003 to December 31, 2004. The advisor believes this blended benchmark more accurately reflects the fund's historical performance. The Lehman Brothers Short Treasury Index tracks public obligations of the US Treasury including bills, notes, bonds and coupons, with remaining maturities of one year or less.

*    Inception date for Institutional Class was March 13, 1995.

**   Index comparison begins on March 31, 1995.

In both the chart and the table, total returns would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-SCUDDER or visit our Web site at myScudder.com.










--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The fund's Class S shares have no sales charges or other shareholder fees other than a short-term redemption/exchange fee. The fund does have annual operating expenses, and as a shareholder of Class S shares, you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                      None
--------------------------------------------------------------------------------

Redemption/Exchange Fee, on shares owned less than                    2.00%
15 days (as % of redemption proceeds)^1
--------------------------------------------------------------------------------

Annual Operating Expenses, expenses paid from fund assets^2
--------------------------------------------------------------------------------
Management Fees                                                       0.40%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fees                                     None
--------------------------------------------------------------------------------

Other Expenses^2                                                      0.49
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                       0.89
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursement^3                               0.15
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses^3                                  0.74
--------------------------------------------------------------------------------


^1 This fee will be charged on applicable redemptions or exchanges made on or after February 1, 2005. Please see "Policies about transactions" for further information.


^2 Estimated since no Class S shares were issued as of the fund's fiscal year end.

^3 Through February 28, 2006, the investment advisor and administrator have contractually agreed to waive their fees or reimburse expenses so that total operating operating expenses will not exceed 0.74%.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                     1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------------------------------


Class S shares                 $76         $269           $478          $1,082
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, a fund's Board could change that fund's investment goal without seeking shareholder approval. The Board of Scudder Fixed Income Fund will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy.

o As a temporary defensive measure, a fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable levels of risk. This could prevent losses but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o Certain funds may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.


o The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, a judgment by the advisor that the unrated security is of equivalent quality. All securities must meet the credit quality standards applied by the advisor. If a security's credit quality changes, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Each fund's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). Each fund's Statement of Additional Information includes a description of the policies and procedures with respect to the disclosure of the fund's portfolio holdings.



Who Manages and Oversees the Funds

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. ("DeAM, Inc."), Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The investment advisor

DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as investment advisor for each fund. As investment advisor, DeAM, Inc., under the supervision of the Board of Trustees, makes each fund's investment decisions, buys and sells securities for each fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients.

DeAM, Inc. receives a management fee from each fund it manages. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:


---------------------------------------------------------------------
Fund Name                                            Fee Paid
---------------------------------------------------------------------

Scudder Fixed Income Fund*                             0.39%
---------------------------------------------------------------------
Scudder Short Duration Fund*                           0.33%
---------------------------------------------------------------------


* Reflecting the effects of expense limitations and/or fee waivers then in effect.

The portfolio managers

The following people handle the day-to-day management of each fund.


Scudder Fixed Income Fund and              William T. Lissenden
Scudder Short Duration Fund                Director of Deutsche Asset
                                           Management and Co-Manager of the
 Gary W. Bartlett, CFA                     funds.
 Managing Director of Deutsche Asset        o   Joined Deutsche Asset Management
 Management, Chief Investment Officer --        in 2002.
 Fixed Income and Co-Manager of the         o   Prior to that, fixed income
 funds.                                        strategist and director of
  o   Joined Deutsche Asset Management          research at Conseco Capital
      in 1992.                                  Management, director of fixed
  o   Began investment career in 1983.          income research and product
  o   MBA, Drexel University.                   management at Prudential
                                                Securities, national sales
 Warren S. Davis                                manager for fixed income
 Managing Director of Deutsche Asset            securities at Prudential
 Management and Co-Manager of the funds.        Securities and institutional
  o   Joined Deutsche Asset Management          sales professional at several
      in 1995.                                  firms including Prudential,
  o   Began investment career in 1986.          Goldman Sachs and Merrill Lynch.
  o   MBA, Drexel University.               o   MBA, Baruch College.


 Thomas J. Flaherty                        Daniel R. Taylor, CFA
 Managing Director of Deutsche Asset       Managing Director of Deutsche Asset
 Management and Co-Manager of the funds.   Management and Co-Manager of the
  o   Joined Deutsche Asset Management     funds.
      in 1995.                              o   Joined Deutsche Asset Management
  o   Began investment career in 1985.          in 1998.
                                            o   Prior to that, fixed income
 J. Christopher Gagnier                         portfolio manager, asset-backed
 Managing Director of Deutsche Asset            securities analyst and senior
 Management and Co-Manager of the funds.        credit analyst, CoreStates
  o   Joined Deutsche Asset Management          Investment Advisors, from 1993
      in 1997.                                  to 1998.
  o   Prior to that, portfolio manager,     o   Began investment career in 1993.
      PaineWebber, from 1984 to 1997.
  o   Began investment career in 1980.     Timothy C. Vile, CFA
  o   MBA, University of Chicago.          Managing Director of Deutsche Asset
                                           Management and Co-Manager of the
                                           funds.
                                            o   Joined Deutsche Asset Management
                                                in 1991.
                                            o   Prior to that, portfolio manager
                                                for fixed income portfolios at
                                                Equitable Capital Management.
                                            o   Began investment career in 1986.

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Financial Highlights


Since there were no Class S shares of either Scudder Fixed Income Fund or Scudder Short Duration Fund issued at either fund's fiscal year end, no financial highlights are available.

How to Invest in the Funds

The following pages tell you how to invest in these funds and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions and you should follow those.

How to Buy, Sell and Exchange Class S Shares

Buying Shares: Use these instructions to invest directly. Make out your check to "The Scudder Funds."

================================================================================
First investment                          Additional investments
================================================================================

$2,500 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$1,000 or more for IRAs
                                          $50 or more with an Automatic
$1,000 or more with an Automatic          Investment Plan
Investment Plan

================================================================================
By mail or express mail (see below)


o Fill out and sign an application        Send a Scudder investment slip or
                                          short note that includes:
o Send it to us at the appropriate
  address, along with an investment       o fund and class name
  check
                                          o account number

                                          o check payable to "The Scudder Funds"

================================================================================
By wire

o Call 1-800-SCUDDER for instructions     o Call 1-800-SCUDDER for instructions
================================================================================
By phone

Not available                             o Call 1-800-SCUDDER for instructions
================================================================================
With an automatic investment plan

o Fill in the information on your         o To set up regular investments from a
  application and include a voided          bank checking account, call
  check                                     1-800-SCUDDER
================================================================================
Using QuickBuy

Not available                             o Call 1-800-SCUDDER to speak to a
                                            representative

                                          o or, to use QuickBuy on SAIL(TM),
                                            call 1-800-343-2890 and follow the
                                            instructions on how to purchase
                                            shares
================================================================================
On the Internet

o Go to "funds and prices" at             o Call 1-800-SCUDDER to ensure you
  myScudder.com                             have electronic services

o Print out a prospectus and a new        o Register at myScudder.com
  account application
                                          o Follow the instructions for buying
o Complete and return the application       shares with money from your bank
  with your check                           account
================================================================================

--------------------------------------------------------------------------------

Regular mail:
First Investment: Scudder Investments, PO Box 219669, Kansas City, MO 64121-9669 Additional Investments: Scudder Investments, PO Box 219664, Kansas City, MO 64121-9664

Express, registered or certified mail:
Scudder Investments, 210 W. 10th Street, Kansas City, MO 64105-1614

Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

================================================================================
Exchanging into another fund              Selling shares
================================================================================
$2,500 or more to open a new account      Some transactions, including most for
($1,000 or more for IRAs)                 over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
$50 or more for exchanges between         33
existing accounts
================================================================================
By phone or wire

o Call 1-800-SCUDDER for instructions     o Call 1-800-SCUDDER for instructions
================================================================================
Using SAIL(TM)

o Call 1-800-343-2890 and follow the      o Call 1-800-343-2890 and follow the
  instructions                              instructions
================================================================================

By mail, express mail or fax
(see previous page)

Your instructions should include:         Your instructions should include:


o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares


o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your account o a daytime telephone number

o a daytime telephone number

================================================================================
With an automatic withdrawal plan

Not available                             o To set up regular cash payments from
                                            a Scudder account, call
                                            1-800-SCUDDER
================================================================================
Using QuickSell

Not available                             o Call 1-800-SCUDDER
================================================================================
On the Internet

o Register at myScudder.com               o Register at myScudder.com

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
================================================================================

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through a financial advisor.


If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are outside those described by a fund. Please note that a financial advisor may charge fees separate from those charged by a fund.


Keep in mind that the information in this prospectus applies only to each fund's Class S shares. Each fund has other share classes, which are described in a separate prospectus and which have different fees, requirements, and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call or 1-800-SCUDDER.

Policies about transactions


The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a Scudder representative between 9 a.m. and 6 p.m. Eastern time on any fund business day by calling 1-800-SCUDDER.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.


If we are unable to verify your identity within time frames established by a fund, after a reasonable effort to do so, you will receive written notification.


The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to myScudder.com.

Market timing policies and procedures. Short-term and excessive trading of fund shares may present risks to the funds' long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the funds' portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage").


Each fund discourages short-term and excessive trading. Each fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the Board. Each fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. Each fund may also take trading activity that occurs over longer periods into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Each fund's policies include:

o Effective February 1, 2005, each fund imposes a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees");

o Each fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the funds; and

o Each fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund (see "How the fund calculates share price").

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the funds by an investor is detected, the Advisor may determine to prohibit that investor from future purchases in the funds or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the funds' long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the funds.


The funds' market timing policies and procedures may be modified or terminated at any time.

Redemption fees. Effective February 1, 2005, each fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the funds. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the funds'.

The redemption fee will not be charged in connection with certain transactions such as exchange or redemption transactions on behalf of (i) participants in certain research wrap programs, (ii) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders and (iii) any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio. The funds expect that the waiver for certain group retirement plans will be eliminated over time as the plans' operating systems are improved. Until such time that these operating systems are improved, the Advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to modify or terminate these waivers or the redemption fee at any time.

Automated phone information is available 24 hours a day. You can use our automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.

--------------------------------------------------------------------------------
For Class S shares
--------------------------------------------------------------------------------
Call SAIL(TM), the Scudder Automated Information Line, at 1-800-343-2890
--------------------------------------------------------------------------------

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-SCUDDER.

Telephone and electronic transactions. Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

We do not issue share certificates.


When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.


Each fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that a fund cannot accept cash, traveler's checks, starter checks, money orders, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you cannot get a signature guarantee from a notary public, and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

How the funds calculate share prices

To calculate net asset value per share, or NAV, each share class uses the following equation:

     TOTAL ASSETS - TOTAL LIABILITIES
  --------------------------------------  =  NAV
    TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.


Effective February 1, 2005, each fund may charge a short- term redemption fee equal to 2.00% of the value of Class S shares redeemed or exchanged within or 15 days of purchase. Please see "Policies about transactions -- Redemption fees" for further information.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by an underlying fund's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures").


To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days or at times when a fund doesn't price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability


o close your account and send you the proceeds if your balance falls below $2,500 (for regular accounts) or $1,000 (with an Automatic Investment Plan funded with $50 or more per month in subsequent investments) or $250 for Class S retirement accounts; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares, or, in any case, where a fall in share price created the low balance).

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimums at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

Each fund has a regular schedule for paying out any earnings to shareholders:

o  Income dividends: Each fund accrues dividends daily and pays them monthly.

o Short-term and long-term capital gains: Each fund will pay these in November or December, or otherwise as needed.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.


You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option. Dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For federal income tax purposes, an exchange is treated the same as a sale.


The tax status of a fund's earnings you receive and your own fund transactions, generally depends on their type:


====================================================================
Generally taxed at long-term       Generally taxed at ordinary
capital gain rates:                income rates:
====================================================================


Distributions from a fund

o gains from the sale of           o gains from the sale of
  securities held by a fund for      securities held by a fund for
  more than one year                 one year or less

o qualified dividend income        o all other income
====================================================================

Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund
  held for more than one year        shares held for one year or
                                     less
====================================================================

Any investments in foreign securities may be subject to foreign withholding taxes or other taxes. In that case, a fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of a fund's distributions.


For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include interest from fixed-income securities. In addition, a fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to a fund's shares for the lower rates to apply.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

--------------------------------------------------------------------------------


To Get More Information


Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call 1-800-SCUDDER, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Scudder Investments                          SEC
(Class S)
--------------------------------------------------------------------------------
PO Box 219669                                Public Reference Section
Kansas City, MO 64121-9669                   Washington, D.C. 20549-0102
myScudder.com                                www.sec.gov
1-800-SCUDDER                                1-202-942-8090










Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808



SCUDDER
INVESTMENTS                               SEC File Numbers:

                                          Scudder Fixed Income Fund     811-8006
A Member of                               Scudder Short Duration Fund   811-8006
Deutsche Asset Management [LOGO]

                                                                         SCUDDER
                                                                     INVESTMENTS

                            Taxable Income I
                            Class AARP and Class S Shares


                       Prospectus

--------------------------------------------------------------------------------
                            February 1, 2005
--------------------------------------------------------------------------------
                        |
                        |   Scudder High Income Plus Fund








As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents


--------------------------------------------------------------------------------

   How the Fund Works                      How to Invest in the Fund

     4  The Fund's Main Investment          19  How to Buy, Sell and
        Strategy                                Exchange Class AARP Shares

     6  The Main Risks of Investing in      21  How to Buy, Sell and Exchange
        the Fund                                Class S Shares


    10  The Fund's Performance              23  Policies You Should Know
        History                                 About


    12  How Much Investors Pay              33  Understanding Distributions
                                                and Taxes
    13  Other Policies and Risks

    15  Who Manages and Oversees
        the Fund

    17  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about this fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

This prospectus offers two classes of shares. Class AARP shares have been created especially for AARP members. Class S shares are generally not available to new investors. Unless otherwise noted, all information in this prospectus applies to both classes.

You can find Scudder prospectuses on the Internet for Class AARP shares at aarp.scudder.com and for Class S shares at myScudder.com.

--------------------------------------------------------------------------------
                                                      |   Class AARP     Class S
                                                      |
                                         fund number  |   ___            ___

  Scudder High Income Plus Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks high current income and, as a secondary objective, capital appreciation. Under normal conditions, the fund invests at least 65% of its total assets in US dollar-denominated, domestic and foreign below investment grade fixed income securities (junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment-grade. Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.


The fund's investments in fixed income securities may be of any credit quality and may include securities not paying interest currently and securities in default. The fund may invest up to 25% of its total assets in non-US dollar-denominated, below investment-grade fixed income securities. The fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the fund's investment objectives are not readily available for purchase. The fund may also purchase securities on a when-issued basis and engage in short sales.


The fund may also invest up to 15% of its total assets to buy or sell protection on credit exposure.

--------------------------------------------------------------------------------


OTHER INVESTMENTS Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use currency options, forward currency transactions and swaps. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio manager focuses on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).


The investment process involves using primarily a bottom-up approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, the portfolio manager:


o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

Portfolio Maturity. The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The fund's average portfolio maturity may vary and may be shortened by certain of the fund's securities which have floating or variable interest rates or include put features that provide the fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter thanthe stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the fund may experience a high portfolio turnover rate.


Securities Lending. The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. repayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a belowmarket interest rate, increasing the fund's duration and reducing the value of such a security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking higher current income than investment grade bond funds and who are willing to accept significantly greater short-term fluctuation in their investment.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.

Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.


Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o the manager could be wrong in his analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters;


o derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements; and


o short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the fund.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class S and AARP shares is February 1, 2005. In the bar chart, and table the performance figures for Class S before inception are based on the historical performance of the fund's original share class (Institutional Class), adjusted to reflect the higher gross total annual operating expenses of Class S.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class S only and will vary for Class AARP. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder High Income Plus Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class S
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1999       15.49
2000       -7.37
2001        8.61
2002       -0.17
2003       25.53
2004       12.23


For the periods included in the bar chart:

Best Quarter: 8.96%, Q2 2003            Worst Quarter: -8.64%, Q4 2000

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2004
--------------------------------------------------------------------------------
                                                                        Since
                                          1 Year        5 Years       Inception*
--------------------------------------------------------------------------------
Class S
--------------------------------------------------------------------------------
  Return before Taxes                      12.23           7.19          7.17
--------------------------------------------------------------------------------
  Return after Taxes on Distributions      12.20           7.10          7.10
--------------------------------------------------------------------------------
  Return after Taxes on                    12.10           7.00          7.00
  Distributions
  and Sale of Fund Shares
--------------------------------------------------------------------------------
Class AARP (Return before Taxes)           12.23           7.19          7.17
--------------------------------------------------------------------------------
Index (reflects no deductions for          11.95           8.17          6.12
fees, expenses or taxes)**
--------------------------------------------------------------------------------

Index: The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

*     Inception date for Institutional Class was March 16, 1998.

**    Index comparison begins on March 31, 1998.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-253-2577 (Class AARP) or 1-800-SCUDDER (Class S) or visit our Web site at www.scudder.com.



--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This fund's Class AARP and Class S shares have no sales charge or other shareholder fees other than a short-term redemption/exchange fee. The fund does have annual operating expenses and as a shareholder of Class AARP or Class S shares, you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table                                             Class AARP      Class S
--------------------------------------------------------------------------------


Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases         None           None

--------------------------------------------------------------------------------
Redemption/Exchange fee, on shares owned less than       2.00%          2.00%
30 days (as % of amount redeemed, if applicable)^1
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------

Management Fee                                           0.50%          0.50%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fee                  None           None
--------------------------------------------------------------------------------
Other Expenses^2                                         0.30           0.30
--------------------------------------------------------------------------------
Total Annual Operating Expenses^2                        0.80           0.80
--------------------------------------------------------------------------------


^1 This fee will be charged on applicable redemptions or exchanges made on or after February 1, 2005. Please see "Policies about transactions" for further information.


^2 Estimated since no Class AARP or Class S shares were issued as of the fund's fiscal year end.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Class AARP                  $82            $255          $444           $990
--------------------------------------------------------------------------------
Class S                      82            255            444           990
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval.

o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable levels of risk. This could prevent losses but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


o The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

o The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, a judgment by the advisor that the unrated security is of equivalent quality. All securities must meet the credit quality standards applied by the advisor. If a security's credit quality changes, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

The fund's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The fund's Statement of Additional Information includes a description of the policies and procedures with respect to the disclosure of the fund's portfolio holdings.

Who Manages and Oversees the Fund

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. ("DeAM, Inc."), Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The investment advisor

DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as investment advisor for the fund. As investment advisor, DeAM, Inc., under the supervision of the Board of Trustees, makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients.


DeAM, Inc. receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:


--------------------------------------------------------------------------------
Fund Name                                             Fee Paid
--------------------------------------------------------------------------------

Scudder High Income Plus Fund*                         0.37%
--------------------------------------------------------------------------------

* Reflecting the effects of expense limitations and/or fee waivers then in effect.

AARP through its affiliate, AARP Services, Inc., monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Scudder High Income Plus Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by the advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.


The portfolio manager

The following person handles the day-to-day management of the fund.



 Andrew Cestone
 Managing Director of Deutsche Asset
 Management and Lead Manager of
 the fund.
  o Joined Deutsche Asset Management
    and the fund in March 1998.
  o Prior to that, Investment Analyst,
    Phoenix Investment Partners, from
    1997 to 1998. Prior to that,
    Credit Officer, asset based
    lending group, Fleet Bank, from
    1995 to 1997.

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Financial Highlights


Since there were no Class S or Class AARP shares of Scudder High Income Plus Fund issued at the fund's fiscal year end, no financial highlights are available.

How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions and you should follow those.

As noted earlier, there are two classes of shares of the fund available through this prospectus. The instructions for buying and selling each class are slightly different.


Instructions for buying and selling Class AARP shares, which have been created especially for AARP members, are found on the next two pages. These are followed by instructions for buying and selling Class S shares which are generally not available to new investors. Be sure to use the appropriate table when placing any orders to buy, exchange or sell shares in your account.

How to Buy, Sell and Exchange Class AARP Shares

Buying Shares: Use these instructions to invest directly. Make out your check to "The AARP Investment Program."

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------

$1,000 or more for regular accounts       $50 minimum for regular accounts and
                                          IRA accounts
$500 or more for IRAs
                                          $50 minimum with an Automatic
$500 or more with an Automatic            Investment Plan, Payroll Deduction or
Investment Plan                           Direct Deposit

--------------------------------------------------------------------------------
By mail or express mail (see below)

o For enrollment forms, call              Send a personalized investment slip or
  1-800-253-2277                          short note that includes:

o Fill out and sign an enrollment form    o fund and class name

o Send it to us at the appropriate        o account number
  address, along with an investment check
                                          o check payable to "The AARP
                                            Investment Program"
--------------------------------------------------------------------------------
By wire

o Call 1-800-253-2277 for instructions    o Call 1-800-253-2277 for instructions
--------------------------------------------------------------------------------
By phone

Not available                             o Call 1-800-253-2277 for instructions
--------------------------------------------------------------------------------
With an automatic investment plan

o Fill in the information required on     o To set up regular investments from a
  your enrollment form and include a        bank checking account, call
  voided check                              1-800-253-2277
--------------------------------------------------------------------------------
Payroll Deduction or Direct Deposit

o Select either of these options on your  o Once you specify a dollar amount
  enrollment form and submit it. You        (minimum $50), investments are
  will receive further instructions by      automatic
  mail

--------------------------------------------------------------------------------
Using QuickBuy

Not available                             o Call 1-800-253-2277 to speak to a
                                            representative

                                          o or, to use QuickBuy on the
                                            Easy-Access Line, call
                                            1-800-631-4636 and follow the
                                            instructions on how to purchase
                                            shares
--------------------------------------------------------------------------------
On the Internet

o Go to "services and forms -- How to     o Call 1-800-253-2277 to ensure you
  open an account" at aarp.scudder.com      have electronic services

o Print out a prospectus and an           o Register at aarp.scudder.com
  enrollment form
                                          o Follow the instructions for buying
o Complete and return the enrollment        shares with money from your bank
  form with your check                      account
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Regular mail: The AARP Investment Program,
First Investment: PO Box 219735, Kansas City, MO 64121-9735
Additional Investments: PO Box 219743, Kansas City, MO 64121-9743

Express, registered or certified mail:
The AARP Investment Program, 210 W. 10th Street, Kansas City, MO 64105-1614

Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------
$1,000 or more to open a new account      Some transactions, including most for
($500 or more for IRAs)                   over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
$50 or more for exchanges between         29
existing accounts
--------------------------------------------------------------------------------
By phone

o Call 1-800-253-2277 for instructions    o Call 1-800-253-2277 for instructions
--------------------------------------------------------------------------------
Using Easy-Access Line

o Call 1-800-631-4636 and follow the      o Call 1-800-631-4636 and follow the
  instructions                              instructions
--------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Your instructions should include:         Your instructions should include:

o your account number                     o your account number

o name of the fund, and the class and     o name of the fund, and the class and
  number of shares or dollar amount you     number of shares or dollar amount
  want to exchange                          you want to redeem
--------------------------------------------------------------------------------
With an automatic withdrawal plan

Not available                             o To set up regular cash payments from
                                            an account, call 1-800-253-2277
--------------------------------------------------------------------------------
Using QuickSell

Not available                             o Call 1-800-253-2277
--------------------------------------------------------------------------------
On the Internet

o Register at aarp.scudder.com            Not available

o Go to "services and forms"

o Follow the instructions for making
  on-line exchanges
--------------------------------------------------------------------------------

 To reach us:    o Web site aarp.scudder.com

                 o Program representatives 1-800-253-2277, M-F, 9 a.m. - 6
                   p.m. EST

                 o Confidential fax line 1-800-821-6234, always open

                 o TDD line 1-800-634-9454, M-F, 9 a.m. - 6 p.m. EST
                                                          -



 Class AARP      o AARP Lump Sum Service for planning and setting up a lump
 Services          sum distribution

                 o AARP Legacy Service for organizing financial documents and planning the orderly transfer of assets to heirs

                 o AARP Goal Setting and Asset Allocation Service for
                   allocating assets and measuring investment progress

                 o For more information, please call 1-800-253-2277.

How to Buy, Sell and Exchange Class S Shares

Buying Shares: Use these instructions to invest directly. Make out your check to "The Scudder Funds."

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------

$2,500 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$1,000 or more for IRAs

$1,000 or more with an Automatic          $50 or more with an Automatic
Investment Plan                           Investment Plan

--------------------------------------------------------------------------------
By mail or express mail (see below)

o Fill out and sign an application        Send a Scudder investment slip or
                                          short note that includes:
o Send it to us at the appropriate
  address, along with an investment check o fund and class name


                                          o account number

                                          o check payable to "The Scudder Funds"

--------------------------------------------------------------------------------
By wire

o Call 1-800-SCUDDER for instructions     o Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------
By phone

Not available                             o Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------
With an automatic investment plan

o Fill in the information on your         o To set up regular investments from a
  application and include a voided check    bank checking account, call
                                            1-800-SCUDDER
--------------------------------------------------------------------------------
Using QuickBuy

Not available                             o Call 1-800-SCUDDER to speak to a
                                            representative

                                          o or, to use QuickBuy on SAIL(TM),
                                            call 1-800-343-2890 and follow the
                                            instructions on how to purchase
                                            shares
--------------------------------------------------------------------------------
On the Internet

o Go to "funds and prices" at             o Call 1-800-SCUDDER to ensure you
  myScudder.com                             have electronic services

o Print out a prospectus and a new        o Register at myScudder.com
  account application
                                          o Follow the instructions for buying
o Complete and return the application       shares with money from your bank
  with your check                           account
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Regular mail:
First Investment: Scudder Investments, PO Box 219669, Kansas City, MO 64121-9669 Additional Investments: Scudder Investments, PO Box 219664, Kansas City, MO 64121-9664

Express, registered or certified mail:
Scudder Investments, 210 W. 10th Street, Kansas City, MO 64105-1614

Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------
$2,500 or more to open a new account      Some transactions, including most for
($1,000 or more for IRAs)                 over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
$50 or more for exchanges between         29
existing accounts
--------------------------------------------------------------------------------
By phone or wire

o Call 1-800-SCUDDER for instructions     o Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------
Using SAIL(TM)

o Call 1-800-343-2890 and follow the      o Call 1-800-343-2890 and follow the
  instructions                              instructions
--------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Your instructions should include:         Your instructions should include:


o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares


o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your account o a daytime telephone number

o a daytime telephone number
--------------------------------------------------------------------------------
With an automatic withdrawal plan

Not available                             o To set up regular cash payments from
                                            a Scudder account, call
                                            1-800-SCUDDER
--------------------------------------------------------------------------------
Using QuickSell

Not available                             o Call 1-800-SCUDDER
--------------------------------------------------------------------------------
On the Internet

o Register at myScudder.com               o Register at myScudder.com

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
--------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through a financial advisor.


If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are outside those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund.


Keep in mind that the information in this prospectus applies only to the fund's Class AARP or Class S shares. The fund has other share classes, which are described in separate prospectuses and which have different fees, requirements, and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a Scudder representative between 9 a.m. and 6 p.m. Eastern time on any fund business day by calling 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Market timing policies and procedures. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage").

The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

The fund's policies include:


o Effective February 1, 2005, the fund will impose a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees");


o The fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

o The fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund (see "How the fund calculates share price").

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the Advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the fund's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.


The fund's market timing policies and procedures may be modified or terminated at any time.

Redemption fees. Effective February 1, 2005, the fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 60 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.

The redemption fee will not be charged in connection with certain transactions such as exchange or redemption transactions on behalf of (i) participants in certain research wrap programs, (ii) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders and (iii) any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio. The fund expects that the waiver for certain group retirement plans will be eliminated over time as the plans' operating systems are improved. Until such time that these operating systems are improved, the Advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to modify or terminate these waivers or the redemption fee at any time.

Automated phone information is available 24 hours a day. You can use our automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.

--------------------------------------------------------------------------------
For Class AARP shares
--------------------------------------------------------------------------------
Call Easy-Access Line, the AARP Program Automated Information
Line, at 1-800-631-4636
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
For Class S shares
--------------------------------------------------------------------------------
Call SAIL(TM), the Scudder Automated Information Line, at
1-800-343-2890
--------------------------------------------------------------------------------

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Telephone and electronic transactions. Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

We do not issue share certificates.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

The fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, traveler's checks, starter checks, money orders, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.


When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you cannot get a signature guarantee from a notary public, and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.


Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.


You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

How the fund calculates share prices

To calculate net asset value per share, or NAV, each share class uses the following equation:

    TOTAL ASSETS - TOTAL LIABILITIES
 ---------------------------------------    = NAV
   TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.


Effective February 1, 2005, the fund may charge a short-term redemption fee equal to 2.00% of the value of Class S or Class AARP shares redeemed or exchanged within 60 days of purchase. Please see "Policies about transactions -- Redemption fees" for further information.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the fund's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability


o close your account and send you the proceeds if your balance falls below $1,000 for Class AARP shareholders ($500 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments), $2,500 for Class S shareholders ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments) or $250 for Class S retirement accounts; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or, in any case where a fall in share price created the low balance)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimums at any time)


o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a distribution for a given period.


The fund has a regular schedule for paying out any earnings to shareholders:

o  Income dividends: The fund accrues dividends daily and pays them monthly.

o Short-term and long-term capital gains: The fund will pay these in November or December, or otherwise as needed.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.


You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option. Dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For federal income tax purposes, an exchange is treated the same as a sale.


The tax status of the fund's earnings you receive and your own fund transactions, generally depends on their type:

--------------------------------------------------------------------
Generally taxed at capital         Generally taxed at ordinary
long-term gain rates:              income rates:
--------------------------------------------------------------------
Distributions from the fund

o gains from the sale of           o gains from the sale of
  securities held by the fund for    securities held by the fund
  more than one year                 for one year or less

o qualified dividend income        o all other income
--------------------------------------------------------------------
Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund
  held for more than one year        shares held for one year or
                                     less
--------------------------------------------------------------------

Any investments in foreign securities may be subject to foreign withholding taxes or other taxes. In that case, the fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of a fund's distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include interest from fixed-income securities. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares for the lower rates to apply.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S), or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090.

--------------------------------------------------------------------------------




AARP Investment Program from
Scudder Investments (Class      Scudder Investments
AARP)                           (Class S)             SEC
--------------------------------------------------------------------------------
PO Box 219735                   PO Box 219669         Public Reference Section
Kansas City, MO                 Kansas City, MO       Washington, D.C.
64121-9735                      64121-9669            20549-0102
aarp.scudder.com                myScudder.com         www.sec.gov
1-800-253-2277                  1-800-SCUDDER         1-202-942-8090



Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808


SCUDDER
INVESTMENTS
                                      SEC File Number:
A Member of
Deutsche Asset Management [LOGO]      Scudder High Income Plus Fund    811-8006

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                February 1, 2005

Scudder MG Investments Trust

Micro Cap Fund -- Institutional Class
Micro Cap Fund -- Investment Class
Micro Cap Fund -- Class A Shares
Micro Cap Fund -- Class B Shares
Micro Cap Fund -- Class C Shares

Scudder MG Investments Trust (the "Trust") is an open-end, management investment company consisting of ten investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information ("SAI") relates only to Micro Cap Fund (the "Fund").


This SAI is not a prospectus, and should be read only in conjunction with the Institutional, Investment and Class A, B and C Share Prospectuses for the Fund, as amended or supplemented from time to time (each a "Prospectus" and, collectively, the "Prospectuses"). The information contained in this SAI generally supplements the information contained in the Prospectuses. No investor should invest in shares of any class of the Fund without first reading the applicable Prospectus. Capitalized terms used herein and not otherwise defined have the same meaning ascribed to them in each Prospectus. The audited financial statements for the Fund for the fiscal year ended September 30, 2004 are included in the Fund's annual report dated September 30, 2004, which we have filed electronically with the Securities and Exchange Commission (the "Commission") and is incorporated by reference into this SAI. Copies of the Prospectuses may be obtained without charge from Shareholder Services, by calling 800-621-1048 (for Institutional Shares, 800-730-1313) or by writing to Scudder Investments, 222 South Riverside Plaza, Chicago, IL 60606-5808.


Deutsche Asset Management, Inc. (the "Advisor" or "DeAM, Inc.") serves as investment advisor and administrator to the Trust. Scudder Distributors, Inc. (the "Distributor" or "SDI") serves as the Fund's principal underwriter and distributor.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS................................1

   Investment Restrictions.....................................................1

   Fundamental Investment Restrictions.........................................1

PURCHASES AND REDEMPTIONS OF SHARES...........................................20


NET ASSET VALUE...............................................................33

MANAGEMENT OF THE TRUST AND FUND..............................................34

   Trustees and Officers......................................................34

TRUSTEES AND OFFICERS.........................................................35

   Investment Advisor.........................................................45

   Administrator..............................................................46

   Distributor................................................................47

   Transfer Agent.............................................................48

   Custodian..................................................................49

   Counsel....................................................................49

   Independent Registered Public Accounting Firm..............................49

ORGANIZATION OF THE TRUST.....................................................51

TAXES.........................................................................52

PROXY VOTING GUIDELINES.......................................................56

FINANCIAL STATEMENTS..........................................................58

APPENDIX......................................................................59

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

Investment Objective

The following is a description of the Fund's investment objectives and policies. There can, of course, be no assurance that the Fund will achieve its investment objective. The following supplements the information contained in the Prospectuses concerning the investment objective and policies of the Fund.

Investment Objective, Policies and Limitations

The Fund seeks capital appreciation. Under normal conditions, the Fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of US micro capitalization companies. The Advisor defines the micro capitalization equity universe as the bottom 5% of the total domestic equity market capitalization (at the time of investment) using a minimum market capitalization of $10 million. Up to 20% of the Fund's total assets may be invested in the securities of foreign companies that would be considered to be in the bottom 5% in terms of market capitalization in the US equity market (subject to a $10 million market capitalization minimum). The Fund may invest up to 20% of its assets in high quality debt instruments and money market instruments with remaining maturities of one year or less, including repurchase agreements. In addition, the Fund may invest up to 5% of its net assets in non-convertible bonds and preferred stocks that are considered high quality.

Investment Restrictions

Fundamental Policies. The investment restrictions set forth below may not be changed with respect to the Fund without the approval of a "majority" (as defined in the 1940 Act) of the outstanding shares of the Fund. For the purposes of the 1940 Act, "majority" means the lesser of (a) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, the Fund, with the exception of borrowings permitted by fundamental investment restriction (2) listed below.

Fundamental Investment Restrictions

The Trust may not, on behalf of the Fund:

(1)   Issue senior securities, except as permitted by paragraphs (2), (6) and
      (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities, if appropriately covered.

(2) Borrow money (i) except from banks as a temporary measure for extraordinary emergency purposes and (ii) except that the Fund may enter into reverse repurchase agreements and dollar rolls, if appropriately covered, with banks, broker-dealers and other parties; provided that, in each case, the Fund is required to maintain asset coverage of at least 300% for all borrowings. For the purposes of this investment restriction, short sales, transactions in currency, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

(3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of Fund securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.

(6) Make loans, except that the Fund may lend Fund securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, all or a portion of an issue of bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This restriction does not apply to investments in obligations of the US Government or any of its agencies or instrumentalities.

Additional Restrictions. The Fund will adhere to the following fundamental investment restriction:

With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the US Government, or any of its agencies or instrumentalities, or other investment companies), if (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

The non-fundamental investment restrictions set forth below may be changed or amended by the Trust's Board of Trustees without shareholder approval.

Non-fundamental Investment Restrictions

The Trust may not, on behalf of the Fund:

(a) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable Fund securities with other accounts under the management of the Advisor to save commissions or to average prices among them is not deemed to result in a securities trading account.

(b) Purchase securities of other US-registered investment companies, except as permitted by the Investment Company Act of 1940 (the "1940 Act") and the rules, regulations and any applicable exemptive order issued thereunder.

(c) Invest for the purpose of exercising control over or management of any company.

(d) Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

The staff of the Securities and Exchange Commission ("SEC") has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of the Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act" ), which the Board of Trustees has determined are readily marketable will not be deemed to be illiquid for purposes of the 15% limitation.

"Value" for the purposes of the foregoing investment restrictions shall mean the market value used in determining the Fund's net asset value.

Investment Policies

The following is a chart of the various types of securities and investment strategies employed by the Fund. Unless otherwise indicated, the Fund is permitted, but not obligated, to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future. If the Fund's investment in a particular type of security is limited to a certain percentage of the Fund's assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security and investment strategy may be used by the Fund.

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                  INVESTMENT PRACTICE                          Micro Cap Fund
========================================================= ======================
KEY TO TABLE:

*     Permitted without stated limit
# Permitted without stated limit, but not expected to be used to a significant extent
X     Not permitted

20% Italic type (e.g., 20%) represents an investment limitation as a percentage of net Fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of total Fund assets; does not indicate actual use

--------------------------------------------------------------------------------
EQUITY SECURITIES
--------------------------------------------------------- ----------------------
Common Stock                                                         *
--------------------------------------------------------- ----------------------
Warrants                                                             *
--------------------------------------------------------- ----------------------
Preferred Stock                                                      5%
--------------------------------------------------------- ----------------------
Convertible Securities                                               *
--------------------------------------------------------- ----------------------
Medium-Capitalization Stocks                                         #
--------------------------------------------------------- ----------------------
Small Capitalization Stocks                                          *
--------------------------------------------------------- ----------------------
Micro Capitalization Stocks                                     At least 80%
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
--------------------------------------------------------- ----------------------
Short-Term Instruments                                               20%
--------------------------------------------------------- ----------------------
Obligations of Banks and Other Financial Institutions                20%
--------------------------------------------------------- ----------------------
Certificates of Deposit and Bankers' Acceptances                     20%
--------------------------------------------------------- ----------------------
Commercial Paper                                                     20%
--------------------------------------------------------- ----------------------
US Government Securities                                             20%
--------------------------------------------------------- ----------------------
Other Debt Obligations                                               20%
--------------------------------------------------------- ----------------------
DERIVATIVE SECURITIES (OPTIONS)
--------------------------------------------------------------------------------
Options on Securities                                                *
--------------------------------------------------------- ----------------------
Options on Securities Indices                                        *

--------------------------------------------------------- ----------------------

                  INVESTMENT PRACTICE                          Micro Cap Fund
========================================================= ======================
KEY TO TABLE:

*     Permitted without stated limit
# Permitted without stated limit, but not expected to be used to a significant extent
X     Not permitted

20% Italic type (e.g., 20%) represents an investment limitation as a percentage of net Fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of total Fund assets; does not indicate actual use
--------------------------------------------------------- ----------------------
Options on Non-US Securities Indices                                 *
--------------------------------------------------------- ----------------------
Protective Puts                                                      20%
--------------------------------------------------------------------------------
DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
--------------------------------------------------------- ----------------------
Futures Contracts                                                    *
--------------------------------------------------------- ----------------------
Futures Contracts on Securities Indices                              *
--------------------------------------------------------- ----------------------
Options on Futures Contracts (including Contracts on
Securities Indices)                                                  *
--------------------------------------------------------- ----------------------
Purchased protective puts                                            25%
--------------------------------------------------------------------------------
DERIVATIVE SECURITIES (HEDGING STRATEGIES)
--------------------------------------------------------------------------------
Hedging Strategies                                                   *
--------------------------------------------------------- ----------------------
SECURITIES OF NON-US ISSUERS
--------------------------------------------------------------------------------
Foreign Securities & Depository Receipts                             20%
(ADRs, EDRs, GDRs and IDRs)
--------------------------------------------------------- ----------------------
Foreign Corporate Debt Securities                                    20%
--------------------------------------------------------- ----------------------
Foreign Government Debt Securities                                   20%
--------------------------------------------------------- ----------------------
CURRENCY MANAGEMENT
--------------------------------------------------------------------------------
Currency Exchange Transactions                                       #
--------------------------------------------------------- ----------------------
Currency Hedging Transactions                                        #
--------------------------------------------------------- ----------------------
Cross Hedging                                                        #
--------------------------------------------------------- ----------------------
Forward Currency Exchange Contracts                                  #
--------------------------------------------------------- ----------------------
Options on Foreign Currencies                                        #
--------------------------------------------------------- ----------------------
OTHER INVESTMENTS AND INVESTMENT PRACTICES
--------------------------------------------------------------------------------
Illiquid Securities                                                  15%
--------------------------------------------------------- ----------------------
When-Issued and Delayed Delivery Securities                         33 1/3
--------------------------------------------------------- ----------------------
Repurchase Agreements                                                20%
--------------------------------------------------------- ----------------------
Reverse Repurchase Agreements                                        33%
--------------------------------------------------------- ----------------------
Lending of Portfolio Securities                                     33 1/3
--------------------------------------------------------- ----------------------
Borrowing                                                            33%
--------------------------------------------------------- ----------------------
Short Sales                                                          #
--------------------------------------------------------- ----------------------
Other Investment Companies                                           10%
--------------------------------------------------------- ----------------------
Temporary Defensive Investments                                      100%
--------------------------------------------------------- ----------------------
Non-Diversification                                                  25%
--------------------------------------------------------- ----------------------
Concentration in Any One Industry                                    25%
--------------------------------------------------------- ----------------------

Any percentage limitation on the Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.


Disclosure of Portfolio Holdings. The Fund's complete portfolio holdings as of the end of each calendar month are posted on www.Scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.Scudder.com information is current (expected to be at least three months). It is the Fund's policy not to disseminate nonpublic holdings except in accordance with policies and procedures adopted by the Fund.

Each Fund's procedures permit nonpublic portfolio holdings information to be shared with affiliates of DeAM, Inc. sub-advisers, custodians, independent registered public accounting firms, securities lending agents and other service providers to a Fund who require access to this information to fulfill their duties to a Fund, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Morningstar and Lipper Services, or other entities that have a legitimate business purpose in providing the information sooner than 16 days after month-end or on a more frequent basis as applicable subject to the requirements described below


Prior to any disclosure of the Fund's nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Fund's Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund's shareholders, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to trade based on the information, or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Information regarding arrangements to disclose the Fund's nonpublic portfolio holdings information will be provided to the Fund's Trustees.

Equity Securities

General. The Fund may invest in common stock, warrants and other rights to acquire stock. The market value of an equity security will increase or decrease depending on market conditions. This affects the value of the shares of the Fund, and the value of your investment.

Common Stocks. Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, as well as changes in overall market and economic conditions. This affects the value of the shares of the Fund, and thus the value of your investment. Smaller companies are especially sensitive to these factors.


Medium-Capitalization and Small-Capitalization Stocks. Lesser known companies with medium- and small-market capitalizations frequently offer greater growth potential than larger, better-known and more mature companies. Investments in medium- and small-capitalization companies involve considerations that are not applicable to investing in securities of established, larger capitalization issuers, including reduced and less reliable information about the issuer, less stringent financial disclosure requirements, higher brokerage commissions and fees, and greater market risk in general.

In addition, investing in the securities of these companies also involves the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of such companies are the less certain growth prospects of medium and smaller firms, the greater illiquidity in the markets for the stocks of such companies and the greater sensitivity of such companies to changing economic conditions in their respective geographic regions.

For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of smaller size and limited product lines, markets, distribution channels and financial and managerial resources.

In addition, many medium- and small-market capitalization companies are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts. Also, the securities of smaller capitalization companies traded on the over-the-counter market may have fewer market makers, wider spreads between their quoted bid and ask prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than exists for securities of larger capitalization companies.


Small and Micro Capitalization Companies. The Fund invests a significant portion of its assets in smaller, lesser-known companies which the Advisor believes offer greater growth potential than larger, more mature, better-known companies. Investing in the securities of these companies, however, also involves significantly greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small companies and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions in their geographic region. For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources and, therefore, such securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Many smaller capitalization companies in which the Fund may invest are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts. As a result, it may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. Also, the securities of smaller capitalization companies traded on the over-the-counter market may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than exists for securities of larger capitalization companies. An additional risk of investing in smaller emerging companies is that smaller issuers may face increased difficulty in obtaining the capital necessary to continue operations and thus may go into bankruptcy, which could result in a complete loss of an investment. Furthermore, when the economy enters into recession there tends to be a "flight to quality," which exacerbates the increased risk and greater price volatility normally associated with smaller companies.

Warrants. The Fund may invest in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a period of years or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Fixed Income Securities

General. The Fund may invest in fixed income securities. To the extent that the Fund does so, in periods of declining interest rates, the yield (income from portfolio investments over a stated period of time) may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to the Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. To the extent the Fund invests in fixed income securities, the net asset value of the Fund can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in the Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

US Government Securities. The Fund may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises ("US Government securities"). Some US Government securities, such as US Treasury bills, notes and bonds, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by US Government agencies or instrumentalities, are supported either by (i) the full faith and credit of the US Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the US Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the US Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (iv) only the credit of the issuer (such as the Federal Home Loan Mortgage Corporation). No assurance can be given that the US Government will provide financial support to US Government agencies or instrumentalities in the future.

Yields and Ratings. The yields on certain obligations, including the money market instruments in which the Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of the Standard and Poor's Division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's") and other nationally recognized securities rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.


Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Advisor, pursuant to guidelines established by the Board of Trustees, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.


Convertible and Preferred Securities. Subject to its investment objectives and policies, the Fund may invest in convertible securities, which are ordinarily preferred stock or long-term debt obligations of an issuer convertible at a stated exchange rate into common stock of the issuer. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The convertible debt securities in which the Fund may invest are subject to the same rating criteria and downgrade policy as the Fund's investments in fixed income securities.

The Fund, subject to its investment objective, may purchase preferred stock. Preferred stocks are equity securities, but possess certain attributes of debt securities and are generally considered fixed income securities. Holders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and in such cases all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stocks. However, preferred stocks are equity securities in that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Foreign Securities. Subject to its investment objective and policies, the Fund may invest in securities of foreign issuers and supranational entities. The non-US investments of the Fund may be denominated in any currency. Foreign securities may offer investment opportunities not available in the United States, but such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also, in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices differ and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Fund's portfolio. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Fund assets, political or social instability or diplomatic developments that could affect investments in foreign securities.

To the extent the investments of the Fund are denominated in foreign currencies, the net asset value of the Fund may be affected favorably or unfavorably by fluctuations in currency exchange rates and by changes in exchange control regulations. For example, if the Advisor increases the Fund's exposure to a foreign currency, and that currency's value subsequently falls, the Advisor's currency management may result in increased losses to the Fund. Similarly, if the Advisor hedges the Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation. The Fund will incur transaction costs in connection with conversions between currencies.


Investments in American, European, Global and International Depository Receipts. The Fund may invest in non-US securities in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), or International Depository Receipts ("IDRs"). ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities. Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.


Foreign Government Securities. The foreign government securities in which the Fund may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. The Fund may invest in foreign government securities in the form of American Depositary Receipts. Foreign government securities also include debt securities of supranational entities. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Currency Management Techniques. To the extent that the Fund invests in securities denominated or quoted in foreign currencies, it may enter into forward currency exchange contracts ("forward contracts") and buy and sell currency options to hedge against currency exchange rate fluctuations. The instruments involved in currency-related transactions may be considered derivative instruments. The Fund may enter into currency-related transactions to attempt to protect against an anticipated rise in the US dollar price of securities that it intends to purchase. In addition, the Fund may enter into currency-related transactions to attempt to protect against the decline in value of its foreign currency-denominated or - quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the US dollar. The forecasting of currency market movements is extremely difficult and there can be no assurance that currency-hedging strategies will be successful. If the Advisor is incorrect in its forecast, currency-hedging strategies may result in investment performance worse than if the strategies were not attempted. In addition, forward contracts and over-the-counter currency options may be illiquid and are subject to the risk that the counterparty will default on its obligations. Although the Advisor may attempt to manage currency exchange rate risks, there is no assurance that the Advisor will do so.

Forward Foreign Currency Exchange Contracts. The Fund may exchange currencies in the normal course of managing its investments in foreign securities and may incur costs in doing so because a foreign exchange dealer will charge a fee for conversion. The Fund may conduct foreign currency exchange transactions on a "spot" basis (i.e., for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. The Fund also may enter into forward foreign currency exchange contracts ("forward currency contracts") or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a profit based on the difference between the price at which a foreign currency is sold to the Fund and the price at which the dealer will cover the purchase in the foreign currency market. Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the currency.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a "spread" or profit on each transaction.

At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Fund may enter into forward currency contracts only for the following hedging purposes. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security that it holds, the Fund may desire to "lock in" the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of US dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the US dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the US dollar, it may cause the Fund to enter into a forward contract to sell, for a fixed amount of US dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.

Using forward currency contracts in an attempt to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

The Fund and the Fund's custodian will segregate cash or liquid securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency contracts requiring the Fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or liquid securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although forward currency contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, the Fund's ability to utilize forward currency contracts may be restricted. In addition, a particular forward currency contract and assets used to cover such contract may be illiquid.

The Fund generally will not enter into a forward currency contract with a term of greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

While the Fund will enter into forward currency contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses, which will prevent the Fund from achieving a complete hedge, or expose the Fund to risk of foreign currency exchange loss. Forward currency contracts may be considered derivative instruments.

The Fund's activities in forward currency exchange contracts, currency futures contracts and related options and currency options (see below) may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

Options on Securities, Securities Indices and Foreign Currencies

General. The Fund may write covered put and call options and purchase put and call options. Such options may relate to particular securities, to various stock indices, or to currencies. The Fund may write call and put options which are issued by the Options Clearing Corporation (the "OCC") or which are traded on US and non-US exchanges and over-the-counter. These instruments may be considered derivative instruments.


Written Options. The Fund may write (sell) covered put and call options on securities and enter into related closing transactions. The Fund may receive fees (referred to as "premiums") for granting the rights evidenced by the options. However, in return for the premium for a written call or put option, the Fund assumes certain risks. For example, in the case of a written call option, the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the Fund to purchase an underlying security from the option holder at the specified price at any time during the option period. In contrast, a call option written by the Fund gives to its purchaser the right to compel the Fund to sell an underlying security to the option holder at a specified price at any time during the option period. Upon the exercise of a put option written by the Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All options written by the Fund are covered. In the case of a call option, this means that the Fund will own the securities subject to the option or an offsetting call option as long as the written option is outstanding, or will have the absolute and immediate right to acquire other securities that are the same as those subject to the written option. In the case of a put option, this means that the Fund will deposit cash or liquid securities in a segregated account with the custodian with a value at least equal to the exercise price of the put option.

Purchased Options. The Fund may also purchase put and call options on securities. A put option entitles the Fund to sell, and a call option entitles the Fund to buy, a specified security at a specified price during the term of the option. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.

The Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If the Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell, or deliver a security it would otherwise retain.

The Fund may purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter. The Fund may also purchase and sell options traded on recognized foreign exchanges. There can be no assurance that a liquid secondary market will exist for any particular option. Over-the-counter options also involve the risk that a counterparty will fail to meet its obligation under the option.


Options on Stock Indices or Currencies. The Fund may purchase and write exchange-listed put and call options on US and non-US stock indices to hedge against risks of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Examples of well-known stock indices are the S&P 500 Index and the Wilshire 5000 Index. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The Fund may also purchase and write put and call options on currencies.


A call option on a securities index provides the holder with the right to receive a cash payment upon exercise of the option if the market value of the underlying index exceeds the option's exercise price. Conversely, a put option on a securities index provides the holder with the right to receive a cash payment upon exercise of the option if the market value of the underlying index is less than the option's exercise price. The amount of any payment to the option holder will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in US dollars or a foreign currency, times a specified multiple. A put option on a currency gives its holder the right to sell an amount (specified in units of the underlying currency) of the underlying currency at the stated exercise price at any time prior to the option's expiration. Conversely, a call option on a currency gives its holder the right to purchase an amount (specified in units of the underlying currency) of the underlying currency at the stated exercise price at any time prior to the option's expiration.

When the Fund writes an option on a stock index, it will cover the option by depositing cash or liquid securities or a combination of both in an amount equal to the market value of the option in a segregated account, which will be marked to market daily, with the Fund's custodian, and will maintain the account while the option is open. Alternatively, and only in the case of a written call option on a stock index, the Fund may cover the written option by owning an offsetting call option. A call option on currency written by the Fund is covered if the Fund owns an equal amount of the underlying currency.

Other Considerations. The Fund will engage in over-the-counter ("OTC") options only with broker-dealers deemed creditworthy by the Advisor. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Fund bears the risk that the broker-dealer may fail to meet its obligations. There is no assurance that the Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the OCC, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

When the Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission paid by the Fund) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be marked-to-market on an ongoing basis to reflect the current value of the option purchased or written. The current value of a traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds to the Fund from the exercise will be increased by the net premium originally received, and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities, securities indices and currencies. For example, there are significant differences between the securities markets, currency markets and the corresponding options markets that could result in imperfect correlations, causing a given option transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a US or non-US securities exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for options may not conform to the hours during which the underlying securities and currencies are traded. To the extent that the options markets close before the markets for the underlying securities and currencies, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The risks described above also apply to options on futures, which are discussed below.

Futures Contracts and Related Options


General. When deemed advisable by the Advisor, the Fund may enter into futures contracts and purchase and write options on futures contracts to hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes. The Fund may purchase and sell financial futures contracts, including stock index futures, and purchase and write related options. The Fund may engage in futures and related options transactions for hedging and non-hedging purposes as defined in regulations of the Commodity Futurer Trading Commission (the "CFTC"). Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to segregate cash or liquid securities with a value equal to the amount of the Fund's obligations.


Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell a particular financial instrument for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). Futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a commodity or financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price.

When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that the Fund proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of the Advisor, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium that may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium that may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised), which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.


The Fund may use options on futures contracts solely for bona fide hedging or other non-hedging purposes.

Other Considerations. The Fund is operated by persons who have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who are not subject to registration or regulation under the Commodity Exchange Act. The Fund will determine that the price fluctuations in the futures contracts and options on futures used by it for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are denominated) that the Fund intends to purchase. As evidence of this hedging intent, the Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company. See "Taxes."

The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by its custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating the Fund to purchase securities, require the Fund to segregate cash or liquid securities in an account maintained with its custodian to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by the Fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position prior to its maturity date.

In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. Investing in contracts whose price behavior is expected to resemble that of the Fund's underlying securities may minimize the risk of imperfect correlation. The Fund will attempt to minimize the risk that it will be unable to close out futures positions by entering into such transactions on a national exchange with an active and liquid secondary market.

Limitations and Risks Associated with Transactions in Options, Futures Contracts and Options on Futures Contracts

Options and futures transactions involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Advisor may cause the Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. In accordance with a position taken by the SEC, the Fund will limit its investments in illiquid securities to 15% of the Fund's net assets.

Options and futures transactions are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of stock prices and other economic factors. The loss that may be incurred by the Fund in entering into futures contracts and written options thereon is potentially unlimited. There is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached, no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses.

There is no limit on the percentage of the assets of the Fund that may be at risk with respect to futures contracts and related options. The Fund may not invest more than 25% of its total assets in purchased protective put options. The Fund's transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Taxes" below. Options, futures contracts and options on futures contracts are derivative instruments.

Other Investments and Investment Practices

Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. The Fund's custodian will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the repurchase price, but repurchase agreements involve some credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. The Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trust's Board of Trustees.

For purposes of the 1940 Act and, generally, for tax purposes, a repurchase agreement is considered to be a loan from the Fund to the seller of the obligation. For other purposes, it is not clear whether a court would consider such an obligation as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the obligation before its repurchase under the repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such delays may result in a loss of interest or decline in price of the obligation.

If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the obligation, the Fund may be treated as an unsecured creditor of the seller and required to return the obligation to the seller's estate. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Advisor seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller of the obligation. In addition to the risk of bankruptcy or insolvency proceedings, there is the risk that the seller may fail to repurchase the security. However, if the market value of the obligation falls below an amount equal to 102% of the repurchase price (including accrued interest), the seller of the obligation will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.


Reverse Repurchase Agreements. The Fund may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as member banks of the Federal Reserve System and certain non-bank dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Fund enters into a reverse repurchase agreement, it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Fund.

"When-issued" Purchases and Forward Commitments (Delayed Delivery). The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment may take place up to 90 days after the date of the commitment to purchase for equity securities, and up to 45 days after such date for fixed income securities. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

These transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date, permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates. The Fund will purchase securities on a "when-issued" or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed appropriate by the Advisor, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a gain or loss, and distributions attributable to any such gain would be taxable to shareholders.

When the Fund agrees to purchase securities on a "when-issued" or forward commitment basis, the Fund and the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. The market value of the Fund's net assets will generally fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 33% of the value of its total assets. When the Fund engages in "when-issued" and forward commitment transactions, it relies on the other party to the transaction to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest or dividends on the securities it has committed to purchase until the settlement date.

Borrowing. The Fund may borrow for temporary or emergency purposes. This borrowing may be unsecured. Among the forms of borrowing in which the Fund may engage is entering into reverse repurchase agreements. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, the Fund is required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See "Investment Restrictions."

Lending Portfolio Securities. The Fund may lend portfolio securities in an amount not to exceed 33 1/3% of the value of the Fund's total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest-bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Payments received by the Fund in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of the Fund's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains. See "Taxes."

Diversification. The Fund is "diversified" under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See "Investment Restrictions" and "Taxes."

Concentration of Investments. As a matter of fundamental policy, the Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except US government securities).


Restricted Securities. The Fund may invest to a limited extent in restricted securities. Restricted securities are securities that may not be sold freely to the public without prior registration under federal securities laws or an exemption from registration. Restricted securities will be considered illiquid unless they are restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933 and the Advisor determines that these securities are liquid pursuant to policies adopted by the Board of Trustees.


Other Investment Companies. Absent an order from the SEC, the Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other US-registered investment companies. In addition, the Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company.

Temporary Defensive Investments. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, the Fund may invest up to 100% of its assets in cash and money market instruments, including securities issued or guaranteed by the US Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by S&P or P-1 by Moody's, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

Commercial Paper. The Fund may purchase commercial paper. Commercial paper is a short-term, unsecured negotiable promissory note of a US or non-US issuer. The Fund may also invest in variable rate master demand notes, which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between the Fund and an issuer, and are not normally traded in a secondary market. The Fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The Advisor will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also "Fixed Income Securities -- Variable and Floating Rate Instruments."

Bank Obligations. The Fund's investments in money market instruments may include certificates of deposit, time deposits and bankers' acceptances. Certificates of Deposit ("CDs") are short-term negotiable obligations of commercial banks. Time Deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

US commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). US banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, US branches of US banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. US savings and loan associations, the CDs of which may be purchased by the Fund, are supervised and subject to examination by the Office of Thrift Supervision. US savings and loan associations are insured by the Savings Association Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the US Government.

Investment of Uninvested Cash. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and the Scudder Cash Management QP Trust, or entities for which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of an investment company pursuant to
Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by the Fund in shares of the Central Funds will comply with rule 2a-7 under the 1940 Act and will be in accordance with the Fund's investment policies and restrictions.

The Fund will invest Uninvested Cash in Central Funds only to the extent that its aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchases and sales of shares of Central Funds are made at net asset value.

Portfolio Transactions and Brokerage Commissions

The Advisor is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.


The primary objective of the Advisor in placing orders for the purchase and sale of securities for the Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker-dealer. In seeking most favorable net results, the Advisor will not include the value of any research services received. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid by comparing them with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

When selecting a broker-dealer to effect portfolio transactions on behalf of the Fund, the Advisor may, provided that it can be done consistently with the policy of obtaining the most favorable net results, consider the activities of the broker-dealer in selling shares of any Scudder-branded (funds marketed with the Scudder name), open-end investment company. The Advisor has informed the Board of each Scudder-branded, open-end investment company of these practices and has undertaken to provide to the Boards regular reports about its selection of broker-dealers to effect portfolio transactions. The Advisor believes that these reports are important because it recognizes that it or its affiliates may derive some benefit from these practices. The Advisor and its affiliates expect that each of the Funds will benefit by the direction of orders of the Funds to broker-dealers in consideration of those broker-dealers' sales of the Scudder-branded, open-end funds in general.

Commission rates, being a component of price, are considered together with such factors. Where transactions are effected on a foreign securities exchange, the Fund employs brokers, generally at fixed commission rates. Commissions on transactions on US securities exchanges are subject to negotiation. Where transactions are effected in the over-the-counter market or third market, the Fund deals with the primary market makers unless a more favorable result is obtainable elsewhere. The Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In affecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.


When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker-dealers who supply research services to the Advisor or the Fund. The term "research services" may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Consistent with its duty to seek most favorable net results, the Advisor is authorized when placing portfolio transactions, if applicable, to cause a Fund to pay a brokerage commission in excess of that which another broker-dealer might charge for executing the same transaction on account of execution services, even in circumstances when the Advisor receives proprietary research services. The Advisor does not consider third party research services in selecting brokers. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain proprietary research services from broker-dealers may be useful to the Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighted and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than the Fund and not at all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker-dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

Supplemental research information utilized by the Advisor is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor. The Trustees will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Advisor for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company. During the calendar year ended December 31, 2004, the Fund directed $____ in transactions for research, on which the Fund paid $____ in brokerage commissions.

Pursuant to procedures determined by the Trustees and subject to the general policies of the Fund and Section 17(e) of the 1940 Act, the Advisor may place securities transactions with brokers with whom it is affiliated ("Affiliated Brokers").


For the fiscal years ended September 30, 2003 and the calendar year ended 2004 the Fund paid aggregate brokerage commissions of $233,000, $385,616 and $_____, respectively.


Securities of Regular Broker-Dealers. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year. At September 30, 2004, the Fund held the following securities of its regular brokers or dealers:

               Name of Regular                        Value of Securities Owned
      Broker or Dealer or Parent (Issuer)             as of September 30, 2004
      -----------------------------------             ------------------------

Wintrust Financial Corp.                                    $
Dime Community Bankshares                                   $

                       PURCHASES AND REDEMPTIONS OF SHARES

Scudder Distributors, Inc. ("SDI") serves as the distributor of the Fund's shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of the Fund. SDI enters into a Selling Group Agreement with certain broker-dealers (each a "Participating Dealer"). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement controls. If the Participating Dealer did not have an agreement with SDI, then the terms of the assigned ICC Distributors, Inc. agreement remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.


Shares of the Fund are distributed by SDI. The Fund offers six classes of shares, Institutional, Investment and Class A, B, C and S shares. General information on how to buy shares of the Fund is set forth in "How to Invest in the Funds" in the Fund's Prospectuses. The following supplements that information.


General Information.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, Scudder Investments Service Company ("SISC"), will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries would submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:


o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.


Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by the Prospectuses and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Fees generally charged to IRA accounts will be charged to accounts of Deutsche or Scudder employees and directors.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.


SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for Scudder-branded plans by ADP, Inc. under an alliance with SDI and its affiliates, (iii) the registered representative placing the trade is a member of the Executive Council, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area and (iv) the purchase is not otherwise subject to a commission.


In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by SDI.


Upon notice to all dealers, SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund at net asset value in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

Compensation Schedule #1                Compensation Schedule #2     Compensation Schedule #3:            Compensation Schedule #4:
-----------------------------------------------------------------------------------------------------------------------------------
              Retail Sales and                       Scudder                        Scudder                          Scudder
            Scudder Flex Plan(1)                  Premium Plan(2)          Mid-to-Large Market Plan(2)            Choice Plan(3)
            --------------------                  ---------------          ---------------------------            --------------
                            As a                           As a                             As a                            As a
                         Percentage                     Percentage                       Percentage                      Percentage
        Amount of          of Net        Amount of        of Net        Amount of          of Net          Amount of       of Net
       Shares Sold       Asset Value    Shares Sold     Asset Value    Shares Sold       Asset Value      Shares Sold   Asset Value
       -----------       -----------    -----------     -----------    -----------       -----------      -----------   -----------
$1 million to $3 million    1.00%    Under $15 million     0.50%     Over $15 million   0.25% - 0.50%   All amounts          1.00%
(equity funds)                                                                                            (equity funds)

$1 million - $3 million     0.85%                                                                       All amounts (fixed   0.85%
(fixed income funds)                                                                                       income funds)

$1 million-$3 million       0.75%                                                                       All amounts          0.75%
(Scudder Short Term Bond                                                                                (Scudder Short
Fund, Scudder Short                                                                                     Duration Fund and
Duration Fund and Scudder                                                                               Scudder Short Term
Short-Term Municipal Bond                                                                               Bond Fund)
Fund)

Over $3 million to $50      0.50%            --
million

Over $50 million            0.25%            --

(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the subaccount recordkeeping system made available through ADP, Inc. under an alliance with SDI and its affiliates. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in each Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below.

(2) Compensation Schedules 2 and 3 apply to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. Plans whose assets grow beyond $15 million will convert to Compensation Schedule #3 after being re-underwritten. When a plan's assets exceed $15 million, the Plan Sponsor may request to be re-underwritten by contacting its Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

(3) SDI compensates UBS Financial Services in accordance with Premium Plan Compensation Schedule #2.


SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any "purchaser," which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group must be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Initial Sales Charge Alternative - Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                             Sales Charge
                                                             ------------
                                                                                 Allowed to Dealers
                                   As a Percentage       As a Percentage of     as a Percentage of
           Amount of Purchase     of Offering Price       Net Asset Value*         Offering Price
           ------------------     -----------------       ----------------         --------------

Less than $50,000                         5.75%                  6.10%                  5.20%
$50,000 but less than $100,000            4.50                   4.71                   4.00
$100,000 but less than $250,000           3.50                   3.63                   3.00
$250,000 but less than $500,000           2.60                   2.67                   2.25
$500,000 but less than $1 million         2.00                   2.04                   1.75
$1 million and over                       0.00**                 0.00**                 0.00***

*     Rounded to the nearest one-hundredth percent.

**    Redemption of shares may be subject to a contingent deferred sales charge.

***   Commission is payable by SDI.


Class A NAV Sales. Class A shares may be sold at net asset value to:

(a) a current or former director or trustee of Deutsche or Scudder mutual funds;

(b) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Fund;

(c) certain professionals who assist in the promotion of Scudder mutual funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f) persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(g) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(h) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(i) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(j) (1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") made available through ADP under an alliance with SDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees and (2) investors investing $1 million or more, either as a lump sum or through the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above (collectively, the "Large Order NAV Purchase Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available; and

(k) in connection with a direct "roll over" of a distribution from a Flex Plan into a Scudder IRA (this applies to Class B shares only).

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system may include: (a) Money Market Funds as "Scudder Funds", (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Combined Purchases. The Fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any Scudder Funds that bear a sales charge.

Class C Purchases. Class C shares of the fund are offered at net asset value. No initial sales charge is imposed. Class C shares allow the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares continue to be subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the Fund's Prospectuses and this SAI.

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from firms acting for clients whose shares will be held in an omnibus account and employer-sponsored employee benefit plans using the Flex subaccount record keeping system ("Flex System") maintained by ADP under an alliance with SDI and its affiliates ("Scudder Flex Plans").

The following provisions apply to Scudder Flex Plans and Scudder Choice Plans.

      a. Class B Share Scudder Flex Plans. Class B shares have not been sold to Scudder Flex Plans that were established on the Flex System after October 1, 2003. Orders to purchase Class B shares for a Scudder Flex Plan established on the Flex System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

      b. Class C Share Scudder Flex Plans. Orders to purchase Class C shares for a Scudder Flex Plan, regardless of when such plan was established on the Flex System, will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

      c. Class C Share Scudder Choice Plans. Orders to purchase Class C shares for a Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures described in (a), (b) and (c) above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.


Purchase of Institutional and Investment Class Shares. Information on how to buy shares is set forth in the section entitled "How to Invest in the Funds" in the Fund's Prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $250,000. There is no minimum subsequent investment requirement for Institutional Class shares. The minimum initial investment for Investment Class shares is $1,000 and the minimum subsequent investment is $50. Investment Class shares are subject to an annual shareholder servicing fee of 0.25%. These minimum amounts may be changed at any time in management's discretion.

In order to make an initial investment in Investment Class shares of the Fund, an investor must establish an account with a service organization. Investors may invest in Institutional Class shares by setting up an account directly with SISC or through an authorized service agent. Investors who establish shareholder accounts directly with SISC should submit purchase and redemption orders as described in the Prospectus. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Institutional and Investment Class shares for the Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by SISC.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call Shareholder Services at (800) 621-1048. To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.


Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's plan in the event that any item is unpaid by the shareholder's financial institution.


Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions


Redemption fee. The Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all Fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Transfer Agent at (800) 621-1048.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the Prospectuses, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.


Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000, because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2004 will be eligible for the second year's charge if redeemed on or after March 1, 2005. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;


(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates;


(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c),
(d) and (e) for Class A shares. In addition, this CDSC will be waived:

(a) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(b) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and

(c) in connection with the following redemptions of shares held by employer-sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Code, (4) representing returns of excess contributions to such plans and (5) in connection with direct "roll over" distributions from a Flex Plan into a Scudder IRA under the Class A net asset value purchase privilege.


The Class C CDSC will be waived for the circumstances set forth in items (b),
(c), (d) and (e) for Class A shares and for the circumstances set forth in items
(a) and (b) for Class B shares. In addition, this CDSC will be waived for:

(a) redemption of shares by an employer-sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and

(b) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record has waived the advance of the first year administrative services and distribution fees applicable to such shares and agrees to receive such fees quarterly.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.


Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus.

Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc.-Prime Series, Cash Reserve Fund, Inc.-Treasury Series, Cash Reserve Fund, Inc.-Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California. and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.


Shares of a Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. Money market funds are not subject to the 15-Day Hold Policy.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Dividends

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment after paying the related federal taxes, for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

The Fund intends to distribute dividends from its net investment income, excluding short-term capital gains, annually in December. The Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the higher distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.    To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the Prospectuses. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of the Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year, the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then-current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                                 NET ASSET VALUE

The net asset value per share of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.


An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.


An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 pm Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for Fund assets are not readily available or the value of the Fund asset as determined in accordance with Board-approved procedures does not represent the fair market value of the Fund asset, the value of the Fund asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other holdings is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.


                        MANAGEMENT OF THE TRUST AND FUND

Trustees and Officers

                              TRUSTEES AND OFFICERS

The overall business and affairs of the Trust and the Fund is managed by the Board of Trustees. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Fund affairs and for exercising the Fund powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is appointed or elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.

The following information is provided for each Trustee and Officer of the Trust and the Fund's Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an "interested person" of the Trust and Fund. Information for each Non-Independent Trustee ("Interested Trustee") follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Fund's advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to the Trust's operations is One South Street, Baltimore, Maryland, 21202.

The following individuals hold the same position with the Fund and the [Trust/Corporation].

Independent Trustees

Name, Date of Birth,                                                                  Number of
Position with the                                                                     Funds in the
Fund and Length of Time       Business Experience and Directorships                   Fund Complex
Served(1,2)                   During the Past 5 Years                                 Overseen
------------------------------------------------------------------------------------------------------
Joseph R. Hardiman            Private Equity Investor (January 1997 to                   54
5/27/37                       present); Director, Corvis Corporation(3)
Chairman since 2004 and       (optical networking equipment) (July 2000 to
Trustee since 2002            present), Brown Investment Advisory & Trust
                              Company (investment advisor) (February 2001
                              to present), The Nevis Fund (registered
                              investment company) (July 1999 to present),
                              and ISI Family of Funds (registered
                              investment companies) (March 1998 to
                              present). Formerly, Director, Soundview
                              Technology Group Inc. (investment banking)
                              (July 1998 to January 2004) and Director,
                              Circon Corp.(3) (medical instruments) (November
                              1998-January 1999); President and Chief
                              Executive Officer, The National Association
                              of Securities Dealers, Inc. and The NASDAQ
                              Stock Market, Inc. (1987-1997); Chief
                              Operating Officer of Alex. Brown & Sons
                              Incorporated (now Deutsche Bank Securities
                              Inc.) (1985-1987); General Partner, Alex.
                              Brown & Sons Incorporated (now Deutsche Bank
                              Securities Inc.) (1976-1985)
------------------------------------------------------------------------------------------------------
Richard R. Burt               Chairman, Diligence LLC (international                     56
2/3/47                        information collection and risk-management
Trustee since 2002            firm (September 2002 to present); Chairman,
                              IEP Advisors, Inc. (July 1998 to present);
                              Member of the Board, Hollinger International,
                              Inc.(3) (publishing) (September 1995 to
                              present), HCL Technologies Limited
                              (information technology) (April 1999 to
                              present), UBS Mutual Funds (formerly known as
                              Brinson and Mitchell Hutchins families of
                              funds) (registered investment companies)
                              (September 1995 to present); and Member,
                              Textron Inc.(3) International Advisory Council
                              (July 1996 to present). Formerly, Partner,
                              McKinsey & Company (consulting) (1991-1994)
                              and US Chief Negotiator in Strategic Arms
                              Reduction Talks (START) with former Soviet
                              Union and US Ambassador to the Federal
                              Republic of Germany (1985-1991); Member of
                              the Board, Homestake Mining(3) (mining and
                              exploration) (1998-February 2001), Archer
                              Daniels Midland Company(3) (agribusiness
                              operations) (October 1996-June 2001) and
                              Anchor Gaming (gaming software and equipment)
                              (March 1999-December 2001); Chairman of the
                              Board, Weirton Steel Corporation(3) (April
                              1996-2004)
------------------------------------------------------------------------------------------------------
S. Leland Dill                Trustee, Phoenix Euclid Market Neutral Funds               54
3/28/30                       (since May 1998), Phoenix Funds (24
Trustee since 2002            portfolios) (since May 2004) (registered
                              investment companies); Retired (since 1986).
                              Formerly, Partner, KPMG Peat Marwick (June
                              1956-June 1986); Director, Vintners
                              International Company Inc. (wine vintner)
                              (June 1989-May 1992), Coutts (USA)
                              International (January 1992-March 2000),
                              Coutts Trust Holdings Ltd., Coutts Group
                              (private bank) (March 1991-March 1999);
                              General Partner, Pemco (investment company)
                              (June 1979-June 1986); Trustee, Phoenix Zweig
                              Series Trust (September 1989-May 2004)
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Name, Date of Birth,                                                                  Number of
Position with the                                                                     Funds in the
Fund and Length of Time       Business Experience and Directorships                   Fund Complex
Served(1,2)                   During the Past 5 Years                                 Overseen
------------------------------------------------------------------------------------------------------
Martin J. Gruber              Nomura Professor of Finance, Leonard N. Stern              54
7/15/37                       School of Business, New York University
Trustee since 2002            (since September 1964); Trustee (since
                              January 2000) and Chairman of the Board
                              (since February 2004), CREF (pension fund);
                              Trustee of the TIAA-CREF Mutual funds (53
                              portfolios) (since February 2004); Director,
                              Japan Equity Fund, Inc. (since January 1992),
                              Thai Capital Fund, Inc. (since January 2000)
                              and Singapore Fund, Inc. (since January 2000)
                              (registered investment companies). Formerly,
                              Trustee, TIAA (pension fund) (January
                              1996-January 2000); Director, S.G. Cowen
                              Mutual Funds (January 1985- January 2001)
------------------------------------------------------------------------------------------------------
Richard J. Herring            Jacob Safra Professor of International                     54
2/18/46                       Banking and Professor, Finance Department,
Trustee since 2002            The Wharton School, University of
                              Pennsylvania (since July 1972); Director,
                              Lauder Institute of International Management
                              Studies (since July 2000); Co-Director,
                              Wharton Financial Institutions Center (since
                              July 2000). Formerly, Vice Dean and Director,
                              Wharton Undergraduate Division (July
                              1995-June 2000)
------------------------------------------------------------------------------------------------------
Graham E. Jones               Senior Vice President, BGK Realty, Inc.                    54
1/31/33                       (commercial real estate) (since 1995);
Trustee since 1993            Trustee, 8 open-end mutual funds managed by
                              Weiss, Peck & Greer (since 1985) and Trustee
                              of 18 open-end mutual funds managed by Sun
                              Capital Advisers, Inc. (since 1998)
------------------------------------------------------------------------------------------------------
Rebecca W. Rimel              President and Chief Executive Officer, The                 54
4/10/51                       Pew Charitable Trusts (charitable foundation)
Trustee since 2002            (1994 to present); Executive Vice President,
                              The Glenmede Trust Company (investment trust
                              and wealth management) (1983 to present)
------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.          Principal, Philip Saunders Associates                      54
10/11/35                      (economic and financial consulting) (since
Trustee since 2002            November 1988). Formerly, Director, Financial
                              Industry Consulting, Wolf & Company
                              (consulting)(1987-1988); President, John
                              Hancock Home Mortgage Corporation
                              (1984-1986); Senior Vice President of
                              Treasury and Financial Services, John Hancock
                              Mutual Life Insurance Company, Inc.
                              (1982-1986)
------------------------------------------------------------------------------------------------------
William N. Searcy             Private investor since October 2003; Trustee               54
9/03/46                       of 18 open-end mutual funds managed by Sun
Trustee since 1993            Capital Advisers, Inc. (since October 1998).
                              Formerly, Pension & Savings Trust Officer,
                              Sprint Corporation3 (telecommunications)
                              (since November 1989)
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Name, Date of Birth,                                                                  Number of
Position with the                                                                     Funds in the
Fund and Length of Time       Business Experience and Directorships                   Fund Complex
Served(1,2)                   During the Past 5 Years                                 Overseen
------------------------------------------------------------------------------------------------------

Interested Trustee

------------------------------------------------------------------------------------------------------
William N. Shiebler(4)        Chief Executive Officer in the Americas for                137
(2/6/42)                      Deutsche Asset Management ("DeAM") and a
Trustee, 2004-present         member of the DeAM Global Executive Committee
                              (since 2002); Vice Chairman of Putnam
                              Investments, Inc. (1999); Director and Senior
                              Managing Director of Putnam Investments, Inc.
                              and President, Chief Executive Officer, and
                              Director of Putnam Mutual Funds Inc.
                              (1990-1999)
------------------------------------------------------------------------------------------------------

Officers

------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time       Business Experience and Directorships
Served(1,2)                   During the Past 5 Years
------------------------------------------------------------------------------------------------------
Julian F. Sluyters(5)         Managing Director, Deutsche Asset Management
7/14/60                       (since May 2004); President and Chief
President and Chief           Executive Officer of The Germany Fund, Inc.,
Executive Officer since       The New Germany Fund, Inc., The Central
2004                          Europe and Russia Fund, Inc., The Brazil
                              Fund, Inc., The Korea Fund, Inc., Scudder
                              Global High Income Fund, Inc. and Scudder New
                              Asia Fund, Inc. (since May 2004); President
                              and Chief Executive Officer, UBS Fund
                              Services (2001-2003); Chief Administrative
                              Officer (1998-2001) and Senior Vice President
                              and Director of Mutual Fund Operations (1991
                              to 1998) UBS Global Asset Management
------------------------------------------------------------------------------------------------------
Kenneth Murphy(6)             Vice President, Deutsche Asset Management
10/13/63                      (2000-present); formerly, Director, John
Vice President and            Hancock Signature Services (1992-2000)
Anti-Money Laundering
Compliance Officer since
2002
------------------------------------------------------------------------------------------------------
Paul Schubert(5) (1963)       Managing Director, Deutsche Asset Management
Chief Financial Officer,      (since July 2004); formerly, Executive
2004-present                  Director, Head of Mutual Fund Services and
                              Treasurer for UBS Family of Funds at UBS
                              Global Asset Management (1994-2004)
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time       Business Experience and Directorships
Served(1,2)                   During the Past 5 Years
------------------------------------------------------------------------------------------------------
Charles A. Rizzo(6)           Managing Director, Deutsche Asset Management
8/5/57                        (since April 2004). Formerly, Director,
Treasurer since 2002          Deutsche Asset Management (April 2000-March
                              2004); Vice President and Department Head, BT
                              Alex. Brown Incorporated (now Deutsche Bank
                              Securities Inc.) (1998-1999); Senior Manager,
                              Coopers & Lybrand L.L.P. (now
                              PricewaterhouseCoopers LLP) (1993-1998)
------------------------------------------------------------------------------------------------------
John Millette(6)              Director, Deutsche Asset Management
8/23/62
Secretary since 2003
------------------------------------------------------------------------------------------------------
Lisa Hertz(5) (1970)          Assistant Vice President, Deutsche Asset Management
Assistant Secretary,
2004-present
------------------------------------------------------------------------------------------------------
Daniel O. Hirsch              Managing Director, Deutsche Asset Management
3/27/54                       (2002-present) and Director, Deutsche Global
Assistant Secretary since     Funds Ltd. (2002-present). Formerly,
2003                          Director, Deutsche Asset Management
                              (1999-2002), Principal, BT Alex. Brown
                              Incorporated (now Deutsche Bank Securities
                              Inc.) (1998-1999); Assistant General Counsel,
                              United States Securities and Exchange
                              Commission (1993-1998)
------------------------------------------------------------------------------------------------------
Caroline Pearson(6)           Managing Director, Deutsche Asset Management
4/1/62
Assistant Secretary,
since 2002
------------------------------------------------------------------------------------------------------
Bruce A. Rosenblum            Director, Deutsche Asset Management
9/14/60
Vice President since 2003
and Assistant Secretary
since 2003
------------------------------------------------------------------------------------------------------
Kevin M. Gay(6)               Vice President, Deutsche Asset Management
11/12/59
Assistant Treasurer since
2004
------------------------------------------------------------------------------------------------------
Salvatore Schiavone(6)        Director, Deutsche Asset Management
11/03/65
Assistant Treasurer since
2003
------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo(6)  Director, Deutsche Asset Management
1/27/57
Assistant Treasurer since
2003
------------------------------------------------------------------------------------------------------
 Philip Gallo(5) 8/2/62       Managing Director, Deutsche Asset Management
 Chief Compliance Officer     (2003-present). Formerly, Co-Head of Goldman
 since 2004                   Sachs Asset Management Legal (1994-2003)
------------------------------------------------------------------------------------------------------

(1) Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

(2) Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder MG Investment Trust of which this fund is a series.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4) Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 280 Park Avenue, New York, New York.

(5)   Address: 345 Park Avenue, New York, New York

(6)   Address: Two International Place, Boston, Massachusetts 02110

Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officer's Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:              Secretary

Trustee Ownership in the Fund(1)

                                                   Aggregate Dollar Range of
                          Dollar Range of           Ownership as of 12/31/04
                          Beneficial Ownership     in all Funds Overseen by
Trustee                   in Micro Cap Fund      Trustee in the Fund Complex(2)
-------                   -----------------      ------------------------------

Independent Trustees:
                             TO BE UPDATED             TO BE CONFIRMED
Richard R. Burt                 [$/None]               [Over $100,000
S. Leland Dill                  [$/None]               Over $100,000
Martin J. Gruber                [$/None]               Over $100,000
Joseph R. Hardiman              [$/None]               Over $100,000
Richard J. Herring              [$/None]               Over $100,000
Graham E. Jones                 [$/None]               Over $100,000
Rebecca W. Rimel                [$/None]               Over $100,000
Philip Saunders, Jr.            [$/None]               Over $100,000]
William N. Searcy               [$/None]               Over $100,000
William N. Shiebler             [$/None]               Over $100,000

(1) The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Trustee's economic interest is tied to the securities, employment ownership and securities when the Trustee can exert voting power and when the Trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

Ownership in Securities Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                         Value of     Percent of
                      Owner and                       Securities on  Class on an
Independent          Relationship           Title of   an Aggregate   Aggregate
Trustee               to Trustee   Company    Class       Basis         Basis
-------               ----------   -------    -----       -----         -----

Richard R. Burt                     None
S. Leland Dill                      None
Martin J. Gruber                    None
Joseph R. Hardiman                  None
Richard Herring                     None
Graham E. Jones                     None
Rebecca W. Rimel                    None
Philip Saunders, Jr.                None
William N. Searcy                   None

As of January 19, 2005, the Trustees and officers of the Trust owned, as a group, less than 1% percent of the outstanding shares of the Fund.

To the best of the Fund's knowledge, as of January 19, 2005, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

As of January 19, 2005, 981,590.206 shares in the aggregate, or 51.74% of the outstanding shares of Scudder Micro Cap Fund, Institutional Class were held in the name of Charles Schwab & Co. Inc., Special Custody Account, Mutual Funds Department, 101 Montgomery Street, San Francisco, CA 94104-4122 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 494,169.459 shares in the aggregate, or 56.27% of the outstanding shares of Scudder Micro Cap Fund, Investment Class were held in the name of Charles Schwab & Co. Inc., Special Custody Account, Mutual Funds Department, 101 Montgomery Street, San Francisco, CA 94104-4122 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 52,165.159 shares in the aggregate, or 10.26% of the outstanding shares of Scudder Micro Cap Fund, Class C were held in the name of Morgan Stanley DW, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311-3907 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 113,565.439 shares in the aggregate, or 8.78% of the outstanding shares of Scudder Micro Cap Fund, Class A were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Administration 97D94, 4800 Deer Lake Dr. East 2nd Fl, Jacksonville, FL 32246-6484 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 236,137.326 shares in the aggregate, or 12.45% of the outstanding shares of Scudder Micro Cap Fund, Institutional Class were held in the name of National Financial Services Corp. for the Exclusive Benefit of our Customers, Attn: Mutual Fds-No Loads-5th Fl, 200 Liberty St., New York, NY 10281-1003 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 240,836.542 shares in the aggregate, or 12.69% of the outstanding shares of Scudder Micro Cap Fund, Institutional Class were held in the name of National Investor Services FBO, 097-50000-19, 55 Water St., Fl 32, New York, NY 10041-3299 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 72,182.661 shares in the aggregate, or 8.22% of the outstanding shares of Scudder Micro Cap Fund, Investment Class were held in the name of National Financial Services Corp. for the Exclusive Benefit of our Customers, Attn: Mutual Fds-No Loads-5th Fl, 200 Liberty St., New York, NY 10281-1003 who may be deemed as the beneficial owner of certain of these shares.

Information Concerning Committees and Meetings of Trustees

The Board of Trustees of the Trust met six times during the calendar year ended December 31, 2004 and each Trustee attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Trustees on which such Trustee served.

Board Committees. The Trust's Board currently has the following committees:

Audit and Compliance Committee. The Audit and Compliance Committee selects the independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit and Compliance Committee approves all significant services proposed to be performed by the independent registered public accounting firm and considers the possible effect of such services on their independence. The members of the Audit and Compliance Committee are S. Leland Dill (Chair) and all of the Independent Trustees. The Audit Committee met _____ times during the calendar year ended December 31, 2004.

Nominating and Governance Committee. The primary responsibilities of the Nominating and Governance Committee, consisting of all the Independent [Trustees/Directors], are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met _____ during the calendar year ended December 31, 2004.

Valuation Committee. The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of securities held by the Fund in accordance with the Fund's Valuation Procedures. Messrs. Gruber, Saunders and Wadsworth are members of the Committee o with Messrs. Burt, Dill, n Hardiman, Herring, Jones, s Searcy and Ms. Rimel as a alternates. Two Trustees are u - required to constitute a s - quorum for meetings of the Valuation Committee. The Valuation Committee met [number of meetings varies by fund] time[s] during the calendar year ended December 31, 2004.

Additional Committees. On February 25, 2003, the Board of Trustees organized a Fixed Income Committee, an Equity Committee and an Operations Committee. The members of the Fixed Income Committee are Messrs. Jones and Searcy and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber, Hardiman and Herring. The members of the Operations Committee are Messrs. Dill, Saunders and Wadsworth. The Fixed Income, Equity and Operations Committees periodically review the investment performance and operations of the Fund. The Fixed Income Committee met five times, the Equity Committee met five times and the Operations Committee met _____ times during the calendar year ended December 31, 2004.

Remuneration. Officers of the Fund receive no direct remuneration from the Fund. Officers and Trustees of the Fund who are officers or Trustees of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. Each Trustee who is not an "interested person" of the Fund receives compensation from the Fund for his or her services, which includes an annual retainer fee and an attendance fee for each Board meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board meetings). Additionally, each Independent Trustee receives a fee for each telephonic Audit Committee or Board meeting in which he or she participates. Each Independent Trustee also may receive a fee for certain special committee meetings attended. In addition, the Chair of the Audit and Compliance Committee receives an annual fee for his services.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Trust and the Fund and aggregate compensation from the Fund Complex during the calendar year 2004.

                                            Pension or Retirement       Total Compensation Paid
Name of                 Compensation from  Benefits Accrued as Part    to Trustee from the Fund
Trustee                  Micro Cap Fund       of Fund Expenses          and the Fund Complex(1)
-------                  --------------       ----------------          -----------------------

Richard R. Burt              $997                 $0                          $198,370
S. Leland Dill               $998                 $0                          $155,000
Martin J. Gruber             $900                 $0                          $136,000
Joseph R. Hardiman(2)        $911                 $0                          $139,000
Richard J. Herring(2)        $908                 $0                          $138,000
Graham E. Jones              $904                 $0                          $137,000
Rebecca W. Rimel(2)          $                    $1,001                      $164,120
Philip Saunders, Jr. (2)     $                    $908                        $138,000
William N. Searcy            $                    $975                        $149,500

(1) During calendar year 2004, the total number of funds overseen by each [Trustee/Director] was 55 funds except for Mr. Burt (57 funds),

(2) Of the amounts payable to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $144,897, $57,154_, $56,554 and $126,888, respectively, was deferred pursuant to a deferred compensation plan.

Certain funds in the Fund Complex, including this Fund, have adopted a Retirement Plan for Trustees who are not employees of the Trust, the Trust's Administrator or their respective affiliates (the "Retirement Plan"). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by the fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 were as follows: for Ms. Rimel, 6 years; for Mr. Hardiman, 3 years; and for Mr. Burt and Mr. Wadsworth, 2 years.

       Estimated Annual Benefits Payable By Fund Complex Upon Retirement
       -----------------------------------------------------------------

  Years of Service          Chair Audit Committee         Other Participants
  ----------------          ---------------------         ------------------

      6 years                      $4,900                       $3,900
      7 years                      $9,800                       $7,800
      8 years                      $14,700                     $11,700
      9 years                      $19,600                     $15,600
  10 years or more                 $24,500                     $19,500

Effective February 12, 2001, the Board of Trustees of the Trust, as well as the Fund participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Trustees. The amendments provided that no further benefits would accrue to any current or future Trustees and included a onetime payment of benefits accrued under the Plan to Trustees, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Trustee's election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.

Any Trustee who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Wadsworth, Hardiman, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Trustees may select from among certain funds in the Scudder Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.


Agreement to Indemnify Independent Trustees of Micro Cap Fund for Certain
Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund' investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds' investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds' Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund's investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

Code of Ethics

The Fund, the Advisor and the Fund's principal underwriter have each adopted codes of ethics under rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Investment Advisor

Deutsche Asset Management, Inc., 345 Park Avenue, New York, New York 10154, acts as the investment advisor to the Fund pursuant to the terms of an Investment Advisory Agreement, dated July 30, 2002 (the "Investment Advisory Agreement"). Pursuant to the Investment Advisory Agreement, the Advisor supervises and assists in the management of the assets of the Fund and furnishes the Fund with research, statistical, advisory and managerial services. The Advisor pays the ordinary office expenses of the Trust and the compensation, if any, of all officers and employees of the Trust and all Trustees who are "interested persons" (as defined in the 1940 Act) of the Advisor. Under the Investment Advisory Agreement, the Trust, on behalf of the Fund, is obligated to pay the Advisor a monthly fee at an annual rate of 1.50% of the Fund's average daily net assets. The Fund's advisory fee is paid monthly and will be prorated if the Advisor shall not have acted as the Fund's investment advisor during the entire monthly period.


The Advisor and the Administrator have contractually agreed for the 16-month period from the Fund's most recently completed fiscal year to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in the Fund's Prospectuses. Only the Fund's Board of Trustees may change this contractual fee waiver. For the fiscal years ended September 2004, 2003 and 2002, the Fund paid the Advisor net advisory fees of $1,502,860, $988,680 and $667,184, respectively. The amounts waived were $550,447, $376,573 and $307,353 for fiscal years ended 2004, 2003 and 2002, respectively.

The Investment Advisory Agreement between Deutsche Asset Management, Inc. and the Trust on behalf of the Fund was most recently approved on August 5, 2004, by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to such Investment Advisory Agreement or "interested persons" of any such parties. The Investment Advisory Agreement will continue in effect, with respect to the Fund, only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Investment Advisory Agreement or "interested persons" of any such parties, or by a vote of a majority of the outstanding shares of the Fund. The Investment Advisory Agreement is terminable by vote of the Board of Trustees, or, with respect to the Fund, by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Advisor. The Advisor may terminate the Investment Advisory Agreement at any time without penalty on 60 days' written notice to the Trust. The Investment Advisory Agreement terminates automatically in the event of its "assignment" (as such term is defined in the 1940 Act).


The Investment Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the performance of the Advisor's obligations under the Investment Advisory Agreement with the Trust, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

Deutsche Asset Management, Inc. is registered with the SEC as an investment advisor and provides a full range of investment advisory services to institutional clients. Deutsche Asset Management, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment-banking group.

Advisory Contract Approval


In approving the Fund's Investment Advisory Agreement, the Board, including the Independent Trustees, carefully considered (1) the nature and quality of services to be provided to the Fund; (2) the Advisor's compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with the Fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly, from certain securities lending, custody and brokerage relationships between the Fund and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from (i) arrangements to sweep the Fund's excess cash at the end of the day into an affiliated money market fund and (ii) the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Fund. After requesting and reviewing such information as the Trustees deemed necessary, the Board concluded that the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Portfolio Management

The Fund is managed by a team of investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisors believe its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Fund, as well as team members who have other ongoing management responsibilities for the Fund, are identified in the Fund's Prospectuses, as of the date of the Fund's Prospectuses. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

Portfolio Turnover

It is estimated that, under normal circumstances, the portfolio turnover rate of the Fund will not exceed 150%. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to the Fund. A high rate of portfolio turnover will also increase the likelihood of net short-term capital gains (distributions which are taxable to shareholders as ordinary income).


The Fund's portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. For the fiscal years ended September 30, 2004 and 2003, the portfolio turnover rates for the Fund were 99% and 74%, respectively.


Administrator

Deutsche Asset Management, Inc. (the "Administrator"), 345 Park Avenue, New York, New York 10154, serves as the Trust's administrator pursuant to an Administration Agreement dated August 27, 1998. Pursuant to the Administration Agreement, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies including the SEC and state securities commissions; and provide accounting and bookkeeping services for the Fund, including the computation of the Fund's net asset value, net investment income and net realized capital gains, if any.


For its services under the Administration Agreement, the Administrator receives a monthly fee at 0.22% of the annual aggregate average daily net assets of the Fund. The Administrator pays Accounting Agency and Transfer Agency fees out of the administration fee. For the fiscal years ended September 30, 2004, 2003 and 2002, the Fund paid the Administrator administration fees of $301,154, $200,237 and $142,932, respectively.

The Administration Agreement provides that the Administrator shall not be liable under the Administration Agreement except for bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Distributor

The Trust, on behalf of the Fund, has entered into a distribution agreement (the "Distribution Agreement") pursuant to which Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606 ("SDI" or the "Distributor"), as agent, serves as principal underwriter for the continuous offering of shares of the Fund. SDI, an affiliate of the Advisor, is a wholly owned subsidiary of Deutsche Bank AG. The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of the Fund, although it is not obligated to sell any particular amount of shares. Class A, B and C shares of the Fund are subject to sales loads and distribution fees.


The Distribution Agreement will remain in effect for one year from its effective date and will continue in effect thereafter only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of such parties. The Distribution Agreement was most recently approved on August 5, 2004 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to the Distribution Agreement or "interested persons" of any such parties. The Distribution Agreement is terminable, as to the Fund, by vote of the Board of Trustees, or by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Distributor. The Distributor may terminate the Distribution Agreement at any time without penalty on 60 days' written notice to the Trust.


Class A, B and C Shares Only. With respect to Class A, B and C shares of the Fund, the Trust may enter into Shareholder Servicing Agreements with certain financial institutions to act as Shareholder Servicing Agents, pursuant to which the Distributor will allocate a portion of its distribution fee as compensation for such financial institution's ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or Shareholder Servicing Agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Trust may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this Statement of Additional Information in conjunction with any such institution's fee schedule.

As compensation for providing distribution and shareholder services as described above for the Class A shares, the Distributor receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A shares. With respect to the Class A Shares, the Distributor expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution and shareholder services as described above for the Class B and C shares, the Distributor receives an annual fee, paid monthly, equal to 0.75% of their respective average daily net assets. In addition, with respect to the Class B and C shares, the Distributor receives a shareholder servicing fee at an annual rate of 0.25% of their respective average daily net assets. For the fiscal year ended September 30, 2004, the Fund paid shareholder servicing and distribution fees as follows:


Shareholder Servicing Fee         Total                    Effective Rate
-------------------------         -----                    --------------

Class B                          $12,527                        0.25%
Class C                          $30,576                        0.25%

Distribution Fee                  Total
----------------                  -----

Class A                          $53,019
Class B                          $37,581
Class C                          $91,727

Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board and approved by its shareholders. The Fund has adopted plans of distribution for its Class A, B and C Shares (the "Plans"). Under each plan, the Fund pays a fee to the Distributor for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and the Distributor is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year as specifically approved (a) at least annually by the Board of Trustees and (b) by the affirmative vote of a majority of the Independent Trustees, by votes cast in person at a meeting called for such purpose.

In approving the Plans, the Trustees concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Trustees make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plans may be terminated at any time by the vote of a majority of the Independent Trustees or by a vote of a majority of the Fund's outstanding shares.

During the continuance of the Plans, the Trustees will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to the Distributor pursuant to the Distribution Agreement and to Participating Dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Independent Trustees will be committed to the discretion of the Independent Trustees then in office.

Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to the Distributor under the Plans. Payments under the Plans are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the Class A Shares' average daily net assets for any period or if the cost of providing distribution services to the Class B and C Shares is less than 0.75% of the classes' respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by the Distributor. The Plans do not provide for any charges to the Fund for excess amounts expended by the Distributor and, if any of the Plans is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans, the Distributor pays the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

During the fiscal year ended September 30, 2004, the Distributor received commissions on the sale of the Fund's Class A and Class C shares and contingent deferred sales charges on the Fund's Class A, Class B and Class C shares as follows:


Class A Commissions                                          $12,785
Class C Commissions                                              $27
Class A Contingent Deferred Sales Charge                          $0
Class B Contingent Deferred Sales Charge                      $5,385
Class C Contingent Deferred Sales Charge                     $10,467


Transfer Agent

SISC serves as the Fund's transfer and dividend disbursing agent. As the Fund's transfer agent, SISC (i) maintains record shareholder accounts and (ii) makes periodic reports to the Trust's Board of Trustees concerning the operations of the Fund. Prior to December 16, 2002 Investment Company Capital Corp. ("ICCC") acted as the Fund's transfer and dividend disbursing agent. SISC provides the same services that ICCC provided to the Fund and is entitled to receive the same rate of compensation.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by the Fund.

Custodian

State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian
(i) maintains separate accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (v) makes periodic reports to the Trust's Board of Trustees concerning the Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of the Fund. Prior to April 7, 2003, Brown Brothers Harriman & Co. served as the Fund's custodian.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as Counsel to the Trust and the Fund.

Independent Registered Public Accounting Firm


PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110 acts as Independent Registered Public Accounting Firm for the Fund.

Expenses of the Trust


The expenses borne by the Fund include: (i) fees and expenses of any investment advisor and any administrator of the Fund; (ii) fees and expenses incurred by the Fund in connection with membership in investment company organizations;
(iii) brokers' commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal expenses; (vi) interest, insurance premiums, taxes or governmental fees; (vii) clerical expenses of issue, redemption or repurchase of shares of the Fund; (viii) the expenses of and fees for registering or qualifying shares of the Fund for sale and of maintaining the registration of the Fund and registering the Fund as a broker or a dealer; (ix) the fees and expenses of Trustees who are not affiliated with the Advisor; (x) the fees or disbursements of custodians of the Fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xi) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xii) charges and expenses of the Trust's auditor; (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and (xiv) expenses of an extraordinary and nonrecurring nature.

Service Plan
(Investment Class Shares Only)

The Fund has adopted a service plan (the "Service Plan") with respect to its Investment Class shares which authorizes it to compensate Service Organizations whose customers invest in Investment Class shares of the Fund for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Service Plan, the Fund may enter into agreements with Service Organizations ("Service Agreements"). Under such Service Agreements or otherwise, the Service Organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Investment Class shares beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the Investment shares owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Trust or Fund; (iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Investment shares;
(v) receiving and transmitting funds representing the purchase price or redemption proceeds of such Investment Class shares; (vi) retirement plan participant level record keeping, sub-accounting, and other administrative services in connection with the entry of purchase and redemption orders for the Service Plan; (vii) withholding sums required by applicable authorities; (viii) providing daily valuation services to the plans; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refunds and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 ("ERISA"); and (xi) providing prospectuses, proxy materials and other documents of the Fund to participants as may be required by law. In the event that the Service Plan is terminated, Investment Class shares will be converted to Institutional Class shares of the Fund.

As compensation for such services, each Service Organization of the Fund is entitled to receive a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Fund's Investment Class shares attributable to customers of such Service Organization. Service Organizations may from time to time be required to meet certain other criteria in order to receive service fees.

In accordance with the terms of the Service Plan, the Officers of the Trust provide periodically to the Trust's Board of Trustees for their review a written report of the Service Plan and the purpose for which such expenditures were made. In the Trustees' services performed by and fees paid to each Service Organization under the Service Agreements and Service Plan.

For the year ended September 30, 2004, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee              Total                    Effective Rate
-------------------------              -----                    --------------


Investment Class                      $51,080                        0.25%


Pursuant to the Plan, Investment Class shares of the Fund that are beneficially owned by customers of a Service Organization will convert automatically to Institutional shares of the Fund in the event that such Service Organization's Service Agreement expires or is terminated. Customers of a Service Organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved.

Conflict of interest restrictions (including ERISA) may apply to a Service Organization's receipt of compensation paid by the Fund in connection with the investment of fiduciary assets in Investment shares of the Fund. Service Organizations that are subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions are urged to consult their own legal advisors before investing fiduciary assets in Investment shares and receiving service fees.

The Trust believes that fiduciaries of ERISA plans may properly receive fees under a Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. Those standards are designed to help ensure that the fiduciary's decisions are made in the best interests of the plan and are not colored by self-interest.

Section 403(c)(1) of ERISA provides, in part, that the assets of a plan shall be held for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interests of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3(14) includes within the definition of "party in interest" with respect to a plan any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it would also prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account. Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under the Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries or for defraying reasonable expenses of administering the plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary's receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

                            ORGANIZATION OF THE TRUST

The Trust was formed as a business trust under the laws of the State of Delaware under the name "Morgan Grenfell Investment Trust" on September 13, 1993, and commenced investment operations on January 3, 1994. The Fund assumed its current name on May 16, 2003. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the Fund described in this SAI and nine additional series. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established six classes of shares: Class S, Investment shares, Institutional shares, Class A, Class B and Class C shares.

The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidations, except that Investment Class shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of Investment Class shares of the Fund have exclusive voting rights with respect to the service plan adopted by their class and holders of each of the Classes A, B and C shares of the Fund have exclusive voting rights with respect to the Plan adopted by their class.

When issued, shares of the Fund are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Shares of the Fund entitle their holders to one vote for each full share held and to a fractional vote for fractional shares, are freely transferable and have no preemptive, subscription or conversion rights (other than the automatic conversion of Class B shares into Class A shares).

Shares of the Fund will be voted separately with respect to matters pertaining to that class of the Fund except for the election of Trustees and the ratification of independent auditors. For example, shareholders of the Fund are required to approve the adoption of any investment advisory agreement relating to the Fund and any change in the fundamental investment restrictions of the Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.

In the event of a liquidation or dissolution of the Trust or the Fund, shareholders of the Fund would be entitled to receive the assets available for distribution belonging to the Fund. Shareholders of the Fund are entitled to participate in the net distributable assets of the Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

Shareholder and Trustee Liability


The Trust is organized as a Delaware business trust and, under Delaware law, the shareholders of a business trust are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that the Fund will not be liable for the debts or obligations of any other fund in the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of the courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees.

The Declaration of Trust provides for indemnification by the Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                      TAXES


The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund. The summary is based on the laws in effect on the date of this statement of additional information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.


Taxation of the Fund. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:


(a) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and, for tax years beginning after October 22, 2004, net income derived from an interest in a "qualified publicly traded partnership" (i.e., a partnership that is traded on an established security market or tradable on a secondary market, other than a partnership that derives 90 percent of its income from interest, dividends, capital gains, and other traditional permitted mutual fund income).

(b) The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and
      (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer, of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

(c) The Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation of Fund Distributions. Distributions from the Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.


For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. Qualified dividend income does not include interest from fixed-income securities. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, for fewer than 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. In order for a dividend paid by a foreign corporation to constitute "qualified dividend income," the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a passive foreign investment company.


In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares.

If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards and any post-October loss deferrals to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

All distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.


Dividends Received Deduction. Dividends from domestic corporations may comprise a substantial part of the Fund's gross income. If any such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for fewer than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.


Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of the Fund's total assets will consist of securities issued by foreign corporations, the Fund will not be eligible to pass through to shareholders their proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for, such foreign taxes.

Passive Foreign Investment Companies. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Tax Effects of Certain Transactions. The Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other strategic transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in real estate investment trusts that hold residual interests in real estate mortgage investment conduits; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.


Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.


Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


Taxation of Non-U.S. Shareholders. Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate).

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

Recently enacted legislation would generally exempt from United States federal withholding tax properly-designated dividends that (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). This legislation would apply for taxable years beginning after December 31, 2004 and before January 1, 2008. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute
Form).

Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from "U.S. real property interests" ("USRPIs"). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in "U.S. real property holding corporations." The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50 percent of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to US federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a US tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (between December 31, 2004 and December 31, 2007) a RIC, the Code treats that gain as treated as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or RIC is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established US securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the taxable year. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.


                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines"), for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.


You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: www.scudder.com (type "proxy voting" in the search field).

                              FINANCIAL STATEMENTS

Registration Statement. The Trust has filed with the SEC a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities of the Fund and certain other series of the Trust. If further information is desired with respect to the Trust, the Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof.

The audited financial statements for the Fund for the year ended September 30, 2004 are included in and incorporated by reference into this Statement of Additional Information in reliance upon the report of PricewaterhouseCoopers LLP, the Fund's independent auditors.


Annual and Semi-Annual Reports. Shareholders of the Fund receive an annual report containing audited financial statements and a semi-annual report. All transactions in Institutional shares of the Fund and dividends and distributions paid by the Fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. The Transfer Agent will provide a year-to-date statement.

                                    APPENDIX

                   THE ADVISOR'S MICRO CAP INVESTMENT RESULTS

Set forth below are investment results for the Fund and a composite of accounts managed by the Micro Cap Equity Team of the Advisor in accordance with the Micro Cap investment strategy (the "DeAM, Inc. Micro Cap Composite"). For comparison purposes, performance information is also shown for the Fund and the Russell 2000 (an index of small capitalization stocks). The Russell 2000 is comprised of issuers that are ranked according to market capitalization in the bottom 10% of the US equity market. In contrast, the Fund's principal investments are common stocks of issuers that are ranked (at time of purchase) in the bottom 5% of the US equity market.

Each of the Advisor's discretionary, micro cap accounts (other than the Fund, which commenced operations on December 18, 1996) is included in the DeAM, Inc. Micro Cap Composite. These accounts had the same investment objective as the Fund and were managed using substantially similar, though not necessarily identical, investment strategies and techniques as those contemplated for the Fund. Because of the similarities in investment strategies and techniques, the Advisor believes that the accounts included in the DeAM, Inc. Micro Cap Composite are sufficiently comparable to the Fund to make the performance data listed below relevant to prospective investors.

The investment results below for the DeAM, Inc. Micro Cap Composite do not include the Fund's investment results and are not intended to predict or suggest the returns that will be experienced by the Fund or the return an investor may achieve by investing in shares of the Fund. Most of the accounts included in the DeAM, Inc. Micro Cap Composite were not subject to the investment limitations, diversification requirements and other restrictions imposed on registered mutual funds by the 1940 Act and the Code. If more of the accounts had been subject to these requirements, the performance of the DeAM, Inc. Micro Cap Composite might have been lower.

The investment results of the DeAM, Inc. Micro Cap Composite were calculated in accordance with the Association for Investment Management and Research (AIMR) Performance Presentation Standards and are shown net of commissions and transaction costs (including custody fees) and net of the investment advisory fee charged to accounts included in the Composite (1.50%). AIMR has not been involved with the preparation or review of this report. The Fund's estimated total annual operating expenses are higher than the investment advisory fee charged to accounts included in the DeAM, Inc. Micro Cap Composite. As a result, it is expected that fees and expenses will reduce the Fund's performance to a greater extent than investment advisory fees have reduced the performance of accounts included in the DeAM, Inc. Micro Cap Composite.

         Performance of DeAM, Inc. Micro Cap Composite and Russell 2000

                     COMPOSITE SIZE-WEIGHTED RATES OF RETURN
                         DeAM, INC. MICRO CAP COMPOSITE


Year                        Net of Fees (a)                      Russell 2000
----                        ---------------                      ------------

2003                              41.85%                             47.25%
2002                             -28.62%                            -20.48%
2001                              17.76%                              2.49%
2000                               3.07%                             -3.02%
1999                              75.56%                             21.26%
1998                              -0.21%                             -2.55%
1997                              18.68%                             22.36%
1996                              50.83%                             16.49%
1995                              54.29%                             28.44%
1994                             -16.50%                             -1.82%
1993                              18.51%                             18.91%


(a) Rates of Return - Net are calculated using a monthly fee ratio of 12.50 basis points.

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                February 1, 2005


INVESTMENT ADVISOR and ADMINISTRATOR
Deutsche Asset Management, Inc.
345 Park Avenue
New York, NY 10154

DISTRIBUTOR
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL  60606

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

TRANSFER AGENT
Scudder Investments Service Company
222 South Riverside Plaza
Chicago, IL 60606


INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110


LEGAL COUNSEL
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

No person has been authorized to give any information to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

CUSIP #
                 Class A 81116P 634

                 Class B 81116P 626

                 Class C 81116P 618

                 Institutional Class 81116P 592

                 Investment Class 81116P 584

                              SCUDDER ADVISOR FUNDS


                              Small Cap Growth Fund


                          Class AARP and Class S Shares


                               Mid Cap Growth Fund


                                     Class S

                          SCUDDER MG INVESTMENTS TRUST

                                 Micro Cap Fund

                                     Class S

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 2005


This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for Small Cap Growth Fund, Mid Cap Growth Fund and Micro Cap Fund (each a "Fund," collectively, the "Funds"), dated February 1, 2005, as amended from time to time, a copy of which may be obtained without charge by contacting 1-800-SCUDDER or Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained. This information is also available along with other related materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).


The Annual Report to Shareholders of the Funds, dated September 30, 2004 accompany this Statement of Additional Information. The financial statements contained therein, together with accompanying notes, are incorporated herein by reference and are deemed to be part of this Statement of Additional Information.

This Statement of Additional Information ("SAI") is incorporated by reference into the prospectus.

                                TABLE OF CONTENTS
                                                                            Page


INVESTMENT OBJECTIVES, RESTRICTIONS AND POLICIES...............................1
   Investment Objectives.......................................................1
   Investment Policies.........................................................5
   Equity Securities..........................................................10
   Fixed Income Securities and Money Market Instruments.......................13
   Derivative Securities - Small Cap Growth Fund and Mid Cap Growth Fund......18
   Futures Contracts and Options on Futures Contracts.........................22
   Portfolio Turnover.........................................................36

MANAGEMENT OF THE FUND........................................................37
   Investment Advisor.........................................................37
   Advisory Contract Approval ................................................38
   Portfolio Management.......................................................38
   Administrator..............................................................39
   Custodian..................................................................39
   Transfer Agent and Shareholder Service Agent...............................39
   Distributor................................................................39
   Service Agent..............................................................40
   Counsel ...................................................................40
   Independent Registered Public Accounting Firm..............................41
   Portfolio Transactions and Brokerage Commissions - to be updated...........41

PURCHASE AND REDEMPTION OF SHARES.............................................42
   Redemptions and Purchases In-Kind..........................................48

TAXES.........................................................................49

NET ASSET VALUE...............................................................54

TRUSTEES AND OFFICERS.........................................................55

ORGANIZATION OF THE TRUST.....................................................67

PROXY VOTING GUIDELINES.......................................................68

FINANCIAL STATEMENTS..........................................................70

ADDITIONAL INFORMATION........................................................70

APPENDIX......................................................................71

                INVESTMENT OBJECTIVES, RESTRICTIONS AND POLICIES

Each Fund is an open-end management investment company which continuously offers and redeems shares at net asset value. Each Fund is a company of the type commonly known as a mutual fund. Mid Cap Growth Fund and Small Cap Growth Fund are each a series of Scudder Advisor Funds. Micro Cap Fund is a series of Scudder MG Investments Trust.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Fund may engage (such as hedging, etc.) or a financial instrument which the Fund may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), in its discretion might, but is not required to, use in managing the Fund's portfolio assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.

Investment Objectives


Both Mid Cap Growth Fund's and Small Cap Growth Fund's investment objectives are long-term capital growth. The production of any current income is secondary to each Fund's investment objective, and there can, of course, be no assurance that either Fund will achieve its investment objective. Micro Cap Fund seeks capital appreciation.

Mid Cap Growth Fund. Under normal circumstances, Mid Cap Growth Fund invests at least 80% of its assets, determined at the time of purchase, in companies with market caps within the market capitalization range of the S&P Mid-Cap 400 Index or securities with equity characteristics that provide exposure to those companies.

Small Cap Growth Fund. Under normal circumstances, Small Cap Growth Fund invests at least 80% of its assets, determined at the time of purchase, in the stock, and other securities with equity characteristics, of smaller capitalization companies. The Advisor defines the small capitalization equity securities universe as the bottom 20% of the total domestic equity market capitalization (at the time of investment), using a minimum market capitalization of $10 million.


Micro Cap Fund. Under normal conditions, the Fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of US micro capitalization companies. The Advisor defines the micro capitalization equity universe as the bottom 5% of the total domestic equity market capitalization (at the time of investment) using a minimum market capitalization of $10 million. Up to 20% of the Fund's total assets may be invested in the securities of foreign companies that would be considered to be in the bottom 5% in terms of market capitalization in the US equity market (subject to a $10 million market capitalization minimum). The Fund may invest up to 20% of its assets in high quality debt instruments and money market instruments with remaining maturities of one year or less, including repurchase agreements. In addition, the Fund may invest up to 5% of its net assets in non-convertible bonds and preferred stocks that are considered high quality.

Investment Restrictions for Mid Cap Growth Fund and Small Cap Growth Fund

Fundamental Policies. The following investment restrictions are "fundamental policies" of each Fund and may not be changed with respect to each Fund without the approval of a "majority of the outstanding voting securities" of the Funds, as the case may be. "Majority of the outstanding voting securities" under the Investment Company Act of 1940 (the "1940 Act"), and as used in this SAI, means, with respect to each Fund, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of each Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of each Fund.

Each Fund may not (except that no investment restriction of each Fund shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objectives):

(1) borrow money or mortgage or hypothecate assets of the Fund, in excess of 5% of the Fund's total assets (taken at cost); except that in an amount not to exceed 1/3 of the current value of the Fund's net assets, it may borrow money (but only as a temporary measure for extraordinary or emergency purposes) and enter into reverse repurchase agreements or dollar roll transactions; and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction; and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Additional Restrictions" below (as an operating policy, the Fund may not engage in dollar-roll transactions);

(2) underwrite securities issued by other persons except insofar as the Fund (Trust) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except: (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Fund may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);

(5) concentrate its investments in any particular industry (excluding US government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective(s), up to 25% of its total assets may be invested in any one industry;

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

(7) with respect to 75% of the Fund's total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash equivalents, US government securities and the securities of other investment companies) or own more than 10% of the voting securities of any issuer.

Additional Restrictions. In order to comply with certain statutes and policies, Small Cap Growth Fund and Mid Cap Growth Fund will not, as a matter of non-fundamental operating policy:

(i) borrow money (including through reverse repurchase or forward roll transactions), except that the Fund may borrow for temporary or emergency purposes up to 1/3 of its net assets;

(ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iv) sell securities it does not own (short sales) such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the Fund, and the value of securities of any one issuer in which the Fund is short exceeds the lesser of 2.0% of the value of the Fund's net assets or 2.0% of the securities of any class of any US issuer, and provided that short sales may be made only in those securities which are fully listed on a national securities exchange or a foreign exchange (This provision does not include the sale of securities that the Fund contemporaneously owns or where the Fund has the right to obtain securities equivalent in kind and amount to those sold, i.e., short sales against the box.) (The Fund currently does not engage in short selling.);

(v) invest for the purpose of exercising control or management of another company;

(vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause: (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund, unless permitted to exceed these limitations by an exemptive order of the Securities and Exchange Commission ("SEC"); provided further, that except in the case of a merger or consolidation, the Fund shall not purchase securities of any open-end investment company unless (1) the Advisor waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) the Fund incurs no sales charge in connection with the investment;

(vii) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Board to be liquid);

(viii) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the Options Clearing Corporation ("OCC"), except for put and call options issued by non-US entities or listed on non-US securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written);

(ix) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-US entities or listed on non-US securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets; and

(x) Small Cap Growth Fund only. acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

There will be no violation of any investment restriction (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in the change of securities rating of the investment, or any other later change.

Fundamental Investment Restrictions for Micro Cap Fund


The Trust may not, on behalf of Micro Cap Fund:


1.    Issue senior securities, except as permitted by paragraphs (2), (6) and
      (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities, if appropriately covered.

2. Borrow money (i) except from banks as a temporary measure for extraordinary emergency purposes and (ii) except that the Fund may enter into reverse repurchase agreements and dollar rolls, if appropriately covered, with banks, broker-dealers and other parties; provided that, in each case, the Fund is required to maintain asset coverage of at least 300% for all borrowings. For the purposes of this investment restriction, short sales, transactions in currency, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

3. Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

4. Act as an underwriter, except to the extent that, in connection with the disposition of Fund securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

5. Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.

6. Make loans, except that the Fund may lend Fund securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, all or a portion of an issue of bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

8. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This restriction does not apply to investments in obligations of the US Government or any of its agencies or instrumentalities.

Additional Restrictions. The Fund will adhere to the following fundamental investment restriction:

With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the US Government, or any of its agencies or instrumentalities, or other investment companies), if (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

The non-fundamental investment restrictions set forth below may be changed or amended by the Trust's Board of Trustees without shareholder approval.

Non-fundamental Investment Restrictions

The Trust may not, on behalf of Micro Cap Fund:

1. Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable Fund securities with other accounts under the management of the Advisor to save commissions or to average prices among them is not deemed to result in a securities trading account.

2. Purchase securities of other US-registered investment companies, except as permitted by the Investment Company Act of 1940 (the "1940 Act") and the rules, regulations and any applicable exemptive order issued thereunder.

3. Invest for the purpose of exercising control over or management of any company.

4. Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

Investment Policies


The following is a chart of the various types of securities and investment strategies each Fund may employ. Unless otherwise indicated, each Fund is permitted, but not obligated, to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future. If a Fund's investment in a particular type of security is limited to a certain percentage of a Fund's assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security and investment strategy may be used by a Fund.

                                                                                      Mid Cap            Small Cap
INVESTMENT PRACTICE                                                                   Growth              Growth
--------------------------------------------------------------------------------------------------------------------
KEY TO TABLE:

I     Permitted without stated limit

II Permitted without stated limit, but not expected to be used to a significant extent

X     Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net Fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total Fund assets; does not indicate actual use

EQUITY SECURITIES
Common Stock                                                                              I                   I
Warrants                                                                                  I                   I
Preferred Stock                                                                           I                   I
Convertible Securities                                                                    I                   I
Medium Capitalization Stocks                                                         80% (total)             II
Small Capitalization Stocks                                                               II             80% (total)
Micro Capitalization Stocks                                                               II                 II

FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
Short-Term Instruments                                                               20% (total)         20% (total)
Obligations of Banks and Other Financial Institutions                                20% (total)         20% (total)
Certificates of Deposit and Bankers' Acceptances                                     20% (total)         20% (total)
Commercial Paper                                                                     20% (total)         20% (total)
Variable Rate Master Demand Notes                                                    20% (total)         20% (total)
US Government Securities                                                             20% (total)         20% (total)
Custodial Receipts                                                                        X                   X
Zero Coupon Securities and Deferred Interest Bonds                                   20% (total)         20% (total)
Variable Rate Securities                                                                  X                   X
Inverse Floating Rate Securities                                                          X                   X
Lower-Rated Debt Securities                                                               X                   X
Registered Loans                                                                          X                   X
Put Bonds                                                                                 X                   X
Other Debt Obligations                                                                    X                   X

DERIVATIVE SECURITIES (OPTIONS)
Options on Securities                                                                     I                   I
Options on Securities Indices                                                             I                   I
Options on Non-US Securities Indices                                                      I                   I

DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
Futures Contracts                                                                         I                   I
Futures Contracts on Securities Indices                                                   I                   I
Options on Futures Contracts (including Contracts on Security Indices)                    I                   I

                                                                                      Mid Cap            Small Cap
INVESTMENT PRACTICE                                                                   Growth              Growth
--------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (HEDGING STRATEGIES)
Hedging Strategies                                                                        I                   I

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
Government Guaranteed Mortgage-Backed Securities                                     20% (total)         20% (total)
Ginnie Mae Certificates                                                              20% (total)         20% (total)
Fannie Mae Certificates                                                              20% (total)         20% (total)
Freddie Mac Certificates                                                             20% (total)         20% (total)
Multi-Class Mortgage-Backed Securities
(CMOs and REMICs)                                                                         X                   X
Privately Issued Mortgage-Backed Securities                                               X                   X
Mortgage Pass-Through Securities                                                          X                   X
Stripped-Mortgage Backed Securities                                                       X                   X
Adjustable Rate Mortgages                                                                 X                   X
Asset-Backed Securities                                                              20% (total)         20% (total)

SECURITIES OF NON-US ISSUERS
Foreign Securities & Depository Receipts
(ADRs, EDRs, GDRs and IDRs)                                                          20% (total)         20% (total)
Foreign Corporate Debt Securities                                                    20% (total)         20% (total)
Foreign Government Debt Securities                                                   20% (total)         20% (total)
Investments in Emerging Markets                                                           X                   X

CURRENCY MANAGEMENT
Currency Exchange Transactions                                                            II                 II
Currency Hedging Transactions                                                             II                 II
Cross Hedging                                                                             II                 II
Forward Currency Exchange Contracts                                                       II                 II
Options on Foreign Currencies                                                             II                 II

OTHER INVESTMENTS AND INVESTMENT PRACTICES
Illiquid Securities                                                                   15% (net)           15% (net)
TBA Commitments                                                                           X                   X
When-Issued and Delayed Delivery Securities                                          15% (total)         15% (total)
Repurchase Agreements                                                                20% (total)         20% (total)
Reverse Repurchase Agreements                                                       33 1/3% (net)       33 1/3% (net)
Mortgage Dollar Rolls                                                               33 1/3% (net)       33 1/3% (net)
Lending of Portfolio Securities                                                      30% (total)         30% (total)
Borrowing                                                                           33 1/3% (net)       33 1/3% (net)
Short Sales                                                                           25% (net)           25% (net)
Concentration in Any One Industry                                                    25% (total)         25% (total)
Other Investment Companies                                                           10% (total)         10% (total)
Temporary Defensive Investments                                                          100%               100%

INVESTMENT PRACTICE                                             Micro Cap Fund
--------------------------------------------------------------------------------
KEY TO TABLE:

*     Permitted without stated limit

# Permitted without stated limit, but not expected to be used to a significant extent

X     Not permitted

20% Italic type (e.g., 20%) represents an investment limitation as a percentage of net Fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of total Fund assets; does not indicate actual use

--------------------------------------------------------------------------------
EQUITY SECURITIES
--------------------------------------------------------------------------------
Common Stock                                             *
--------------------------------------------------------------------------------
Warrants                                                 *
--------------------------------------------------------------------------------
Preferred Stock                                          5%
--------------------------------------------------------------------------------
Convertible Securities                                   *
--------------------------------------------------------------------------------
Medium-Capitalization Stocks                             #
--------------------------------------------------------------------------------
Small Capitalization Stocks                              *
--------------------------------------------------------------------------------
Micro Capitalization Stocks                              At least 80%
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
--------------------------------------------------------------------------------
Short-Term Instruments                                   20%
--------------------------------------------------------------------------------
Obligations of Banks and Other Financial Institutions    20%
--------------------------------------------------------------------------------
Certificates of Deposit and Bankers' Acceptances         20%
--------------------------------------------------------------------------------
Commercial Paper                                         20%
--------------------------------------------------------------------------------
US Government Securities                                 20%
--------------------------------------------------------------------------------
Other Debt Obligations                                   20%
--------------------------------------------------------------------------------
DERIVATIVE SECURITIES (OPTIONS)
--------------------------------------------------------------------------------
Options on Securities                                    *
--------------------------------------------------------------------------------
Options on Securities Indices                            *
--------------------------------------------------------------------------------
Options on Non-US Securities Indices                     *
--------------------------------------------------------------------------------
Protective Puts                                          20%
--------------------------------------------------------------------------------
DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
--------------------------------------------------------------------------------
Futures Contracts                                         *
--------------------------------------------------------------------------------
Futures Contracts on Securities Indices                  *
--------------------------------------------------------------------------------
Options on Futures Contracts (including Contracts on
Securities Indices)                                      *
--------------------------------------------------------------------------------
Purchased protective puts                                25%
--------------------------------------------------------------------------------
DERIVATIVE SECURITIES (HEDGING STRATEGIES)
--------------------------------------------------------------------------------
Hedging Strategies                                       *
--------------------------------------------------------------------------------
SECURITIES OF NON-US ISSUERS
--------------------------------------------------------------------------------
Foreign Securities & Depository Receipts                 20%
(ADRs, EDRs, GDRs and IDRs)
--------------------------------------------------------------------------------
Foreign Corporate Debt Securities                        20%
--------------------------------------------------------------------------------
Foreign Government Debt Securities                       20%
--------------------------------------------------------------------------------
CURRENCY MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT PRACTICE                                             Micro Cap Fund
--------------------------------------------------------------------------------
KEY TO TABLE:

*     Permitted without stated limit

# Permitted without stated limit, but not expected to be used to a significant extent

X     Not permitted

20% Italic type (e.g., 20%) represents an investment limitation as a percentage of net Fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of total Fund assets; does not indicate actual use

--------------------------------------------------------------------------------
Currency Exchange Transactions                           #
--------------------------------------------------------------------------------
Currency Hedging Transactions                            #
--------------------------------------------------------------------------------
Cross Hedging                                            #
--------------------------------------------------------------------------------
Forward Currency Exchange Contracts                      #
--------------------------------------------------------------------------------
Options on Foreign Currencies                            #
--------------------------------------------------------------------------------
OTHER INVESTMENTS AND INVESTMENT PRACTICES
--------------------------------------------------------------------------------
Illiquid Securities                                      15%
--------------------------------------------------------------------------------
When-Issued and Delayed Delivery Securities              33 1/3
--------------------------------------------------------------------------------
Repurchase Agreements                                    20%
--------------------------------------------------------------------------------
Reverse Repurchase Agreements                            33%
--------------------------------------------------------------------------------
Lending of Portfolio Securities                          33 1/3
--------------------------------------------------------------------------------
Borrowing                                                33%
--------------------------------------------------------------------------------
Short Sales                                              #
--------------------------------------------------------------------------------
Other Investment Companies                               10%
--------------------------------------------------------------------------------
Temporary Defensive Investments                          100%
--------------------------------------------------------------------------------
Non-Diversification                                      25%
--------------------------------------------------------------------------------
Concentration in Any One Industry                        25%
--------------------------------------------------------------------------------


Disclosure of Portfolio Holdings. Each Fund's complete portfolio holdings as of the end of each calendar month are posted on myScudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until a Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the myScudder.com information is current (expected to be at least three months). It is each Fund's policy not to disseminate nonpublic holdings except in accordance with policies and procedures adopted by each Fund.

Each Fund's procedures permit nonpublic portfolio holdings information to be shared with affiliates of DeAM, Inc. sub-advisers, custodians, independent registered public accounting firms, securities lending agents and other service providers to a Fund who require access to this information to fulfill their duties to a Fund, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Morningstar and Lipper Services, or other entities that have a legitimate business purpose in providing the information sooner than 16 days after month-end or on a more frequent basis as applicable subject to the requirements described below

Prior to any disclosure of a Fund's nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Fund's Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Fund's shareholders, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to trade based on the information, or to use the information to form a specific recommendation about whether to invest in a Fund or any other security. Information regarding arrangements to disclose the Fund's nonpublic portfolio holdings information will be provided to a Fund's Trustees.

Equity Securities

General. The Fund may invest in equity securities listed on any domestic or non-US securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" includes common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock).

Common Stocks. Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, as well as changes in overall market and economic conditions. This affects the value of the shares of the Fund, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

Warrants. The Fund may invest in warrants. Warrants are securities that give the holder the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security and, thus, is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. Such leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also, warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.

Preferred Stock. The Fund may invest in preferred stock. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"), although there is no minimum rating which a preferred stock must have to be an eligible investment for the Fund. Generally, however, the preferred stocks in which the Fund invest will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's ratings with respect to preferred stocks do not purport to indicate the future status of payments of dividends.

Convertible Securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream that is generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders. In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Medium-Capitalization and Small-Capitalization Stocks. Lesser-known companies with medium- and small-market capitalizations frequently offer greater growth potential than larger, better-known and more mature companies. Investments in medium- and small-capitalization companies involve considerations that are not applicable to investing in securities of established, larger capitalization issuers, including reduced and less reliable information about the issuer, less stringent financial disclosure requirements, higher brokerage commissions and fees, and greater market risk in general.

In addition, investing in the securities of these companies also involves the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of such companies are the less certain growth prospects of medium and smaller firms, the greater illiquidity in the markets for the stocks of such companies and the greater sensitivity of such companies to changing economic conditions in their respective geographic regions.

For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of smaller size and limited product lines, markets, distribution channels and financial and managerial resources.

In addition, many medium- and small-market capitalization companies are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts. Also, the securities of smaller capitalization companies traded on the over-the-counter market may have fewer market makers, wider spreads between their quoted bid and ask prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than exists for securities of larger capitalization companies.

Small and Micro Capitalization Companies. Micro Cap Fund invests a significant portion of its assets in smaller, lesser-known companies which the Advisor believes offer greater growth potential than larger, more mature, better-known companies. Investing in the securities of these companies, however, also involves significantly greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small companies and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions in their geographic region. For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources and, therefore, such securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Many smaller capitalization companies in which the Fund may invest are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts. As a result, it may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. Also, the securities of smaller capitalization companies traded on the over-the-counter market may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than exists for securities of larger capitalization companies. An additional risk of investing in smaller emerging companies is that smaller issuers may face increased difficulty in obtaining the capital necessary to continue operations and thus may go into bankruptcy, which could result in a complete loss of an investment. Furthermore, when the economy enters into recession there tends to be a "flight to quality," which exacerbates the increased risk and greater price volatility normally associated with smaller companies.


Investing in Foreign Securities. Each Fund may invest up to 20% of its assets in foreign securities. Investors should realize that investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Investors should realize that the value of the Fund's foreign investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency or balance of payments position. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to US companies. Most foreign companies are not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Fund must be made in compliance with US and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.


The Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US companies. The settlement periods for foreign securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. Furthermore, there may be less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Trading in Foreign Securities. Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange ("NYSE"). In computing their net asset values, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into US dollars at the foreign exchange rates.


Occasionally, events that affect values and exchange rates may occur between the times at which such values and exchange rates are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith using methods approved by the Trustees.

Fixed Income Securities and Money Market Instruments

General. Each Fund may invest in a broad range of domestic and foreign fixed income (debt) securities consistent with its investment objective and the 80% investment policy for Small Cap Growth Fund and Mid Cap Growth Fund. Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The value of fixed income securities in the Fund's securities portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of the Fund that invests in fixed income securities may tend to be higher than prevailing market rates and, in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's investment portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. To the extent a Fund invests in fixed income securities, the net asset value can generally be expected to change as general levels of interest rates fluctuate.

Fixed Income Security Risk. Fixed income securities generally expose a Fund to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Fund); and (4) prepayment risk or call risk (the likelihood that, during a period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the Fund to invest the proceeds at generally lower interest rates).

Short-Term Instruments. When a Fund experiences large cash inflows -- for example, through the sale of securities -- and attractive investments are unavailable in sufficient quantities, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments. The Fund may invest up to 20% of its total assets in high quality short-term investments with remaining maturities of 397 days or less, or in money market mutual funds, to meet anticipated redemptions and expenses for day-to-day operating purposes. In addition, when in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of a Fund's assets may be invested in such short-term instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, are deemed to be of comparable quality in the opinion of the Advisor; (3) commercial paper;
(4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. At the time a Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

Other US government securities that the Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the US, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Fund.


Each Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the US Government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US Government. STRIPS are sold as zero coupon securities. See " -- Zero Coupon Securities and Deferred Interest Bonds."


Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. The Fund may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Fund must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by the Fund must be rated in the highest short-term rating category by any two nationally recognized statistical ratings organizations ("NRSROs") (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees of the Fund, to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.

The Fund may also invest in variable rate master demand notes. A variable rate master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix to this SAI.

US Government Securities. The Fund may invest in obligations issued or guaranteed by the US government, which include: (1) direct obligations of the US Treasury and (2) obligations issued by US government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the US (such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae")); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac")).

Investments in American, European, Global and International Depository Receipts. The Fund may invest in non-US securities in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), or International Depository Receipts ("IDRs"). ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities. Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

Zero Coupon Securities and Deferred Interest Bonds. The Fund may invest in zero coupon securities and deferred interest bonds. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See "Taxes."

Repurchase Agreements. The Fund may engage in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers, including governmental securities dealers approved by the Fund's Board of Trustees. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Fund may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Fund could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that such value is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. The Fund may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as member banks of the Federal Reserve System and certain non-bank dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Fund enters into a reverse repurchase agreement, it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Fund.

Mortgage Dollar Rolls. The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity), but not identical, securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fund may enter into both covered and uncovered rolls. At the time the Fund enters into a dollar roll transaction, it will segregate cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A securities, discussed in greater detail below) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of the securities' value, the value of the Fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers ("Rule 144A Securities"). The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by NASD Inc.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Board determines or its delegates determine that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as, and if-issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Fund until settlement takes place.

At the time when the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisition, the Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Lending of Portfolio Securities. The Fund may lend up to 30% of the total value of its portfolio securities (taken at market value) to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times of not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest-bearing short-term investments), distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Payments received by the Fund in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of the Fund's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains. See "Taxes."

Other Investment Companies. The Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other US-registered investment companies. In addition, the Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company. The Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and the Scudder Cash Management QP Trust, or entities for which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of an investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by the Fund in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with the Fund's investment policies and restrictions.

The Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchases and sales of shares of Central Funds are made at net asset value.

Derivative Securities -- Small Cap Growth Fund and Mid Cap Growth Fund


General. The Fund may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. For example, the Fund may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities; for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates; and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets and can, in some circumstances, lead to significant losses. Each Fund will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the SEC. The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for each Fund. The use of derivatives for non-hedging purposes may be considered speculative.

Each Fund's investment in options, futures, forward contracts and similar strategies depend on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower each Fund's return. Each Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities and may offer less liquidity and less protection to each Fund in the event of default by the other party to the contract.

Options on Securities. Each Fund may purchase and write (sell) put and call options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period.

Each Fund may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by each Fund.

A call option written by each Fund is "covered" if each Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by each Fund in cash or liquid securities.

When each Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, each Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which each Fund has no control, each Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, each Fund may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option written by each Fund is "covered" when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When each Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to each Fund at the specified exercise price at any time during the option period. If the option expires unexercised, each Fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which each Fund has no control, each Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, each Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. Each Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

Each Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Each Fund will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, each Fund may enter into a "closing sale transaction" which involves liquidating each Fund's position by selling the option previously purchased. When each Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When each Fund writes an option, an amount equal to the net premium received by each Fund is included in the liability section of each Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if each Fund enters into a closing purchase transaction, each Fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, each Fund will realize a gain or loss from the sale of the underlying security, and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Fund's books.

Each Fund may also purchase call and put options on any securities in which it may invest. Each Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle each Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. Each Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium, and would have a loss if the value of the securities remained at or below the exercise price during the option period.

Each Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle each Fund, in exchange for the premium paid, to sell a security, which may or may not be held by the Fund, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of each Fund. Put options also may be purchased by each Fund for the purpose of affirmatively benefiting from a decline in the price of securities that each Fund does not own. Each Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.


The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.


Each Fund may also engage in options transactions in the over-the-counter ("OTC") market with broker-dealers who make markets in these options. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker, rather than an exchange, and OTC options may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, each Fund will purchase such options only from broker-dealers who are primary US government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisor will monitor the creditworthiness of dealers with whom each Fund enters into such options transactions under the general supervision of each Fund's Board of Trustees. Unless the Trustees conclude otherwise, each Fund intends to treat OTC options purchased and the assets used to "cover" OTC options written as not readily marketable and therefore subject to each Fund's limit on investments in illiquid securities.

Options on Securities Indices. Each Fund may also purchase and write exchange-listed and OTC put and call options on US and foreign securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of such securities. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index, such as the S&P 100. Indices may also be based on a particular industry or market segment.


Options on securities indices are similar to options on securities except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.


As discussed in "Options on Securities," each Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle each Fund, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. Each Fund would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

As discussed in "Options on Securities," each Fund would normally purchase put options in anticipation of a decline in the market value of the relevant index ("protective puts"). The purchase of a put option would entitle each Fund, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. Each Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether each Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by each Fund of options on stock indices will be subject to the Advisor's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although each Fund generally will only purchase or write such an option if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. Each Fund will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in each Fund's investment portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The Fund's activities in index options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.


In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Futures Contracts and Options on Futures Contracts


General. Each Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

Each Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies both to manage its exposure to changing interest rates, security prices and currency exchange rates and as an efficient means of managing allocations between asset classes.

The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the market value of the securities or currency held by each Fund and the prices of the futures and options. Successful use of futures or options contracts is further dependent on the Advisor's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.


Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges that have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Each Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices, including any index of US government securities, foreign government securities or corporate debt securities. Each Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury Bonds, Treasury Notes and US Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by governments other than the US government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, the Fund must allocate cash or liquid securities as a deposit payment ("initial margin"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day each Fund would provide or receive cash that reflects any decline or increase in the contract's value.


At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.


Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without each Fund's having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded, each Fund will incur brokerage fees when it enters into futures contracts.

The purpose of the acquisition or sale of a futures contract, in cases where each Fund holds or intends to acquire fixed-income securities, is to attempt to protect each Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), each Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by each Fund. If interest rates did increase, the value of the debt security in each Fund would decline, but the value of the futures contracts to each Fund would increase at approximately the same rate, thereby keeping the net asset value of each Fund from declining as much as it otherwise would have. Each Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows each Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, each Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and each Fund could then buy debt securities on the cash market. The segregated assets maintained to cover each Fund's obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from each Fund's portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by each Fund with respect to such futures contracts.


The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants' entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit each Fund, if the Advisor's investment judgment about the general direction of interest rates or an index is incorrect, each Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if each Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, each Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if each Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. Each Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. Each Fund may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when each Fund is not fully invested, it may purchase a call option on an interest-rate-sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.


The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.


The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option ("exercise price"), each Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Fund's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that each Fund intends to purchase.

If a put or call option each Fund has written is exercised, each Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, each Fund may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk each Fund assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Futures Contracts on Securities Indices. Each Fund may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities, to hedge against anticipated future changes in general market prices that otherwise might either adversely affect the value of securities held by each Fund or adversely affect the prices of securities which are intended to be purchased at a later date for each Fund, or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each futures contract on a securities index transaction involves the establishment of a position which the Advisor believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for each Fund will rise in value by an amount which approximately offsets the decline in value of the portion of each Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Currency Exchange Contracts. Because each Fund may buy and sell securities denominated in currencies other than the US dollar and may receive interest, dividends and sale proceeds in currencies other than the US dollar, the Fund from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the US dollar. Each Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by each Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. Each Fund maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of each Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Each Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor's long-term investment decisions, each Fund will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in each Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend at the same time to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event each Fund's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for each Fund than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on each Fund's foreign currency denominated portfolio securities, and the use of such techniques will subject each Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the US dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, each Fund may not always be able to enter into currency forward contracts at attractive prices and this will limit each Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to each Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the US dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying each Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which each Fund's assets that are the subject of such cross-hedges are denominated.

Options on Foreign Currencies. Each Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. Each Fund may use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and each Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may be used to hedge against fluctuations in exchange rates, although, in the event of exchange rate movements adverse to each Fund's position, each Fund may forfeit the entire amount of the premium plus related transaction costs. In addition the Fund may purchase call options on a currency when the Advisor anticipates that the currency will appreciate in value.

Each Fund may also write options on foreign currencies for the same types of hedging purposes. For example, when each Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, each Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow each Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and each Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, each Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Each Fund may write covered call options on foreign currencies. A call option written on a foreign currency by each Fund is "covered" if each Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on each Fund's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is segregated by each Fund in cash or liquid securities.

Each Fund also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is instead designed to provide a hedge against a decline in the US dollar value of a security which each Fund owns or has the right to acquire and which is denominated in the currency underlying the option, due to an adverse change in the exchange rate. In such circumstances, each Fund collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in US dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If each Fund is unable to effect a closing purchase transaction with respect to covered options it has written, each Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if each Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. Each Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, each Fund's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. Each Fund intends to treat OTC options as not readily marketable and, therefore, as subject to the Fund's limitation with respect to illiquid securities.

Asset Coverage. Each Fund will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes, currency, interest rate and security index futures contracts and options on those futures contracts, and forward currency contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities to the extent each Fund's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed each Fund's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of each Fund's assets could impede portfolio management or each Fund's ability to meet redemption requests or other current obligations.

For example, a call option written on securities may require each Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require each Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by each Fund may require each Fund to segregate assets (as described above) equal to the exercise price. Each Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by each Fund. If each Fund holds a futures contract, each Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. Each Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The Board of Trustees of each Fund has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and that stock index futures may be used on a continual basis to equitize cash so that the Fund may maintain 100% equity exposure. Each Fund is operated by persons who have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who are not subject to registration or regulation under the Commodity Exchange Act.

The use of options, futures and foreign currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by each Fund in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which could interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached, no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

There is no limit on the percentage of the assets of each Fund that may be at risk with respect to futures contracts and related options or forward currency contracts. Each Fund may not invest more than 25% of its total assets in purchased protective put options. Each Fund's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of each Fund as a regulated investment company for tax purposes. See "Taxes." There can be no assurance that the use of these portfolio strategies will be successful.

Each Fund's active management techniques involve (1) liquidity risk (contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market), (2) correlation risk (changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged), and (3) market risk (an incorrect prediction of securities prices or exchange rates by the Advisor may cause each Fund to perform worse than if such positions had not been taken). In addition, the ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that the counterparty to the option will not fulfill its obligations.

Rating Services. The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by each Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by each Fund. Neither event would require each Fund to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether each Fund should continue to hold the obligation. A description of the ratings is included in the Appendix in this SAI.

Investment Objective. Each Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, each Fund's shareholders. If there is a change in each Fund's investment objective, each Fund's shareholders should consider whether each Fund remains an appropriate investment in light of their then-current needs. Shareholders of each Fund will receive 30 days' prior written notice with respect to any change in the investment objective of each Fund.

Options on Securities, Securities Indices and Foreign Currencies - Micro Cap
Fund


General. The Fund may write covered put and call options and purchase put and call options. Such options may relate to particular securities, to various stock indices, or to currencies. The Fund may write call and put options which are issued by the Options Clearing Corporation (the "OCC") or which are traded on US and non-US exchanges and over-the-counter. These instruments may be considered derivative instruments.

Written Options. The Fund may write (sell) covered put and call options on securities and enter into related closing transactions. The Fund may receive fees (referred to as "premiums") for granting the rights evidenced by the options. However, in return for the premium for a written call option, the Fund assumes certain risks. For example, in the case of a written call option, the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the Fund to purchase an underlying security from the option holder at the specified price at any time during the option period. In contrast, a call option written by the Fund gives to its purchaser the right to compel the Fund to sell an underlying security to the option holder at a specified price at any time during the option period. Upon the exercise of a put option written by the Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All options written by the Fund are covered. In the case of a call option, this means that the Fund will own the securities subject to the option or an offsetting call option as long as the written option is outstanding, or will have the absolute and immediate right to acquire other securities that are the same as those subject to the written option. In the case of a put option, this means that the Fund will deposit cash or liquid securities in a segregated account with the custodian with a value at least equal to the exercise price of the put option.

Purchased Options. The Fund may also purchase put and call options on securities. A put option entitles the Fund to sell, and a call option entitles the Fund to buy, a specified security at a specified price during the term of the option. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.

The Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If the Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell, or deliver a security it would otherwise retain.

The Fund may purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter. The Fund may also purchase and sell options traded on recognized foreign exchanges. There can be no assurance that a liquid secondary market will exist for any particular option. Over-the-counter options also involve the risk that a counterparty will fail to meet its obligation under the option.

Options on Stock Indices or Currencies. The Fund may purchase and write exchange-listed put and call options on stock indices to hedge against risks of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Examples of well-known stock indices are the S&P 500 Index and the Wilshire 5000 Index. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The Fund may also purchase and write put and call options on currencies.

A call option on a securities index provides the holder with the right to receive a cash payment upon exercise of the option if the market value of the underlying index exceeds the option's exercise price. Conversely, a put option on a securities index provides the holder with the right to receive a cash payment upon exercise of the option if the market value of the underlying index is less than the option's exercise price. The amount of any payment to the option holder will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in US dollars or a foreign currency, times a specified multiple. A put option on a currency gives its holder the right to sell an amount (specified in units of the underlying currency) of the underlying currency at the stated exercise price at any time prior to the option's expiration. Conversely, a call option on a currency gives its holder the right to purchase an amount (specified in units of the underlying currency) of the underlying currency at the stated exercise price at any time prior to the option's expiration.

When the Fund writes an option on a stock index, it will cover the option by depositing cash or liquid securities or a combination of both in an amount equal to the market value of the option in a segregated account, which will be marked to market daily, with the Fund's custodian, and will maintain the account while the option is open. Alternatively, and only in the case of a written call option on a stock index, the Fund may cover the written option by owning an offsetting call option. A call option on currency written by the Fund is covered if the Fund owns an equal amount of the underlying currency.

Other Considerations. The Fund will engage in over-the-counter ("OTC") options only with broker-dealers deemed creditworthy by the Advisor. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Fund bears the risk that the broker-dealer may fail to meet its obligations. There is no assurance that the Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the OCC, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

When the Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission paid by the Fund) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be marked-to-market on an ongoing basis to reflect the current value of the option purchased or written. The current value of a traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds to the Fund from the exercise will be increased by the net premium originally received, and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities, securities indices and currencies. For example, there are significant differences between the securities markets, currency markets and the corresponding options markets that could result in imperfect correlations, causing a given option transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a US or non-US securities exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for options may not conform to the hours during which the underlying securities and currencies are traded. To the extent that the options markets close before the markets for the underlying securities and currencies, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The risks described above also apply to options on futures, which are discussed below.

Futures Contracts and Related Options

General. When deemed advisable by the Advisor, the Fund may enter into futures contracts and purchase and write options on futures contracts to hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes. The Fund may purchase and sell financial futures contracts, including stock index futures, and purchase and write related options. The Fund may engage in futures and related options transactions for hedging and non-hedging purposes as defined in regulations of the CFTC. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to segregate cash or liquid securities with a value equal to the amount of the Fund's obligations.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell a particular financial instrument for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). Futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a commodity or financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price.

When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that the Fund proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of the Advisor, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium that may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium that may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised), which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The Fund may use options on futures contracts solely for bona fide hedging or other non-hedging purposes as described below.

Other Considerations. The Fund is operated by persons who have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who are not subject to registration or regulation under the Commodity Exchange Act. The Fund will determine that the price fluctuations in the futures contracts and options on futures used by it for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are denominated) that the Fund intends to purchase. As evidence of this hedging intent, the Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company. See "Taxes."

The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by its custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating the Fund to purchase securities, require the Fund to segregate cash or liquid securities in an account maintained with its custodian to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by the Fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position prior to its maturity date.

In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. Investing in contracts whose price behavior is expected to resemble that of the Fund's underlying securities may minimize the risk of imperfect correlation. The Fund will attempt to minimize the risk that it will be unable to close out futures positions by entering into such transactions on a national exchange with an active and liquid secondary market.


Limitations and Risks Associated with Transactions in Options, Futures Contracts and Options on Futures Contracts -- Micro Cap Fund


Options and futures transactions involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Advisor may cause the Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. In accordance with a position taken by the SEC, the Fund will limit its investments in illiquid securities to 15% of the Fund's net assets.

Options and futures transactions are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of stock prices and other economic factors. The loss that may be incurred by the Fund in entering into futures contracts and written options thereon is potentially unlimited. There is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached, no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses.

There is no limit on the percentage of the assets of the Fund that may be at risk with respect to futures contracts and related options. The Fund may not invest more than 25% of its total assets in purchased protective put options. The Fund's transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Taxes" below. Options, futures contracts and options on futures contracts are derivative instruments.

Other Investments and Investment Practices

Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. The Fund's custodian will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the repurchase price, but repurchase agreements involve some credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. The Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trust's Board of Trustees.

For purposes of the 1940 Act and, generally, for tax purposes, a repurchase agreement is considered to be a loan from the Fund to the seller of the obligation. For other purposes, it is not clear whether a court would consider such an obligation as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the obligation before its repurchase under the repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such delays may result in a loss of interest or decline in price of the obligation.

If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the obligation, the Fund may be treated as an unsecured creditor of the seller and required to return the obligation to the seller's estate. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Advisor seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller of the obligation. In addition to the risk of bankruptcy or insolvency proceedings, there is the risk that the seller may fail to repurchase the security. However, if the market value of the obligation falls below an amount equal to 102% of the repurchase price (including accrued interest), the seller of the obligation will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

"When-issued" Purchases and Forward Commitments (Delayed Delivery). The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment may take place up to 90 days after the date of the commitment to purchase for equity securities, and up to 45 days after such date for fixed income securities. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

These transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date, permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates. The Fund will purchase securities on a "when-issued" or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed appropriate by the

Advisor, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a gain or loss, and distributions attributable to any such gain would be taxable to shareholders.

When the Fund agrees to purchase securities on a "when-issued" or forward commitment basis, the Fund and the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. The market value of the Fund's net assets will generally fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 33% of the value of its total assets. When the Fund engages in "when-issued" and forward commitment transactions, it relies on the other party to the transaction to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest or dividends on the securities it has committed to purchase until the settlement date.

Borrowing. The Fund may borrow for temporary or emergency purposes. This borrowing may be unsecured. Among the forms of borrowing in which the Fund may engage is entering into reverse repurchase agreements. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, the Fund is required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See "Investment Restrictions."

Lending Portfolio Securities. The Fund may lend portfolio securities in an amount not to exceed 33 1/3% of the value of the Fund's total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest-bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Payments received by the Fund in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of the Fund's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains. See "Taxes."

Diversification. The Fund is "diversified" under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See "Investment Restrictions" and "Taxes."

Concentration of Investments. As a matter of fundamental policy, the Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except US government securities).

Restricted Securities. The Fund may invest to a limited extent in restricted securities. Restricted securities are securities that may not be sold freely to the public without prior registration under federal securities laws or an exemption from registration. Restricted securities will be considered illiquid unless they are restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933 and the Board of Trustees determines that these securities are liquid based upon a review of the trading markets for the specific securities.

Other Investment Companies. Absent an order from the SEC, the Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other US-registered investment companies. In addition, the Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company.

Temporary Defensive Investments. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, the Fund may invest up to 100% of its assets in cash and money market instruments, including securities issued or guaranteed by the US Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by S&P or P-1 by Moody's, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

Commercial Paper. The Fund may purchase commercial paper. Commercial paper is a short-term, unsecured negotiable promissory note of a US or non-US issuer. The Fund may also invest in variable rate master demand notes, which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between the Fund and an issuer, and are not normally traded in a secondary market. The Fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The Advisor will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also "Fixed Income Securities -- Variable and Floating Rate Instruments."

Bank Obligations. The Fund's investments in money market instruments may include certificates of deposit, time deposits and bankers' acceptances. Certificates of Deposit ("CDs") are short-term negotiable obligations of commercial banks. Time Deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

US commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). US banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, US branches of US banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. US savings and loan associations, the CDs of which may be purchased by the Fund, are supervised and subject to examination by the Office of Thrift Supervision. US savings and loan associations are insured by the Savings Association Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the US Government.

Investment of Uninvested Cash. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and the Scudder Cash Management QP Trust, or entities for which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of an investment company pursuant to
Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by the Fund in shares of the Central Funds will comply with rule 2a-7 under the 1940 Act and will be in accordance with the Fund's investment policies and restrictions.

The Fund will invest Uninvested Cash in Central Funds only to the extent that its aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchases and sales of shares of Central Funds are made at net asset value.

Portfolio Turnover

The portfolio turnover rates for the fiscal years ended 2004 and 2003 were as follows:


                                         2004                        2003
                                         ----                        ----

Micro Cap Fund                             99                         74
Mid Cap Growth Fund                       116                         82
Small Cap Growth Fund                     116                         74


These rates will vary from year to year. High turnover rates increase transaction costs and may increase net short-term capital gains. The Advisor considers these effects when evaluating the anticipated benefits of short-term investing.

                             MANAGEMENT OF THE FUND

Investment Advisor


DeAM, Inc., 345 Park Avenue, New York, New York 10154, is the Fund's investment advisor. Under the Investment Advisory Agreement, Small Cap Growth Fund is obligated to pay the Advisor a monthly fee at an annual rate of 0.65% of such Fund's average daily net assets. For the fiscal years ended September 30, 2002, September 30, 2003 and September 30, 2004 and for the period October 1, 2004 through December 19, 2004 Mid Cap Growth Fund paid the Advisor a monthly fee at an annual rate of 0.65% of such Fund's average daily net assets. Effective December 20, 2004 Mid Cap Growth Fund is obligated to pay the Advisor a monthly fee at an annual rate of:

                  Average Daily Net Assets           Mid Cap Growth Fund
                  ------------------------           -------------------

                      $0-- $500 million                     0.65%
                 $500 million-- $1.5 billion                0.60%
                $1.5 billion-- $11.5 billion                0.55%
                     Over $11.5 billion                     0.51%

Under the Investment Advisory Agreement, the Trust, on behalf of the Micro Cap Fund, is obligated to pay the Advisor a monthly fee at an annual rate of 1.50% of the Fund's average daily net assets.


DeAM, Inc. is a wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank AG is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

Affiliates of DeAM, Inc. may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers in various types of such obligations. DeAM, Inc. has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Fund, DeAM, Inc. will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of DeAM, Inc., its parent or its subsidiaries or affiliates. Also, in dealing with its customers, DeAM, Inc., its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DeAM, Inc. or any such affiliate.


For the fiscal years ended September 30, 2004, 2003 and 2002, the Advisor fee amounted to $2,427,744, $1,338,854 and $1,705,414, respectively, in compensation for investment advisory services provided to Small Cap Growth Fund net of reimbursements of $375,924, $290,635 and $388,089, respectively, to the Fund to cover expenses.

For the fiscal years ended September 30, 2004, 2003 and 2002, the Advisor amounted to $4,142,355, $2,547,503 and $1,711,513, respectively, in compensation for investment advisory services provided to Mid Cap Growth Fund. During the same periods, the Advisor reimbursed $607,357, $321,036 and $375,474, respectively, to the Fund to cover expenses.

The Advisor and the Administrator have contractually agreed for the 16-month period from Micro Cap Fund's most recently completed fiscal year to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in the Fund's Prospectuses. Only the Fund's Board of Trustees may change this contractual fee waiver. For the fiscal years ended September 2004, 2003 and 2002, the Fund paid the Advisor net advisory fees of $1,502,860, $988,680 and $667,184, respectively. The amounts waived were $550,447, $376,573 and $307,353 for fiscal years ended 2004, 2003 and 2002, respectively.

Advisory Contract Approval


The Investment Advisory Agreement with respect to the Fund has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Trustees or by a majority of the outstanding voting securities of such Fund, and in either event, by a majority of the Independent Trustees of the Fund's Board who have no direct or indirect financial interest in such agreements, with such Independent Trustees casting votes in person at a meeting called for such purpose. In approving the Fund's Investment Advisory Agreement, the Board, including the Independent Trustees, carefully considered (1) the nature and quality of services to be provided to such Fund; (2) the Advisor's compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with the Fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly, from certain securities lending, custody and brokerage relationships between the Fund and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from (i) arrangements to sweep the Fund's excess cash at the end of the day into an affiliated money market fund and (ii) the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Fund. After requesting and reviewing such information as the Trustees deemed necessary, the Board concluded that the approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. The Fund or the Advisor may terminate the Investment Advisory Agreement with respect to such Fund on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

AARP, through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows:
0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

Portfolio Management

The Fund is managed by a team of investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor believes its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Fund, as well as team members who have other ongoing management responsibilities for the Fund, are identified in the Fund's Prospectuses, as of the date of the Fund's Prospectuses. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

Administrator

Under an administration agreement dated July 1, 2001 (the "Administration Agreement"), Investment Company Capital Corporation ("ICCC" or "the Administrator") calculates the net asset value of the Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration Agreement provides for the Trust to pay ICCC a fee, accrued daily and paid monthly, equal on an annual basis to 0.40% of the average daily net assets of the Fund's Class S and AARP shares.

Under the Administration Agreement, the Administrator may delegate one or more of its responsibilities to others at the Administrator's expense.

Under the Administration Agreement, the administrator is obligated on a continuous basis to provide such administrative services as the Board of Trustees reasonably deem necessary for the proper administration of the Fund. The administrator will generally assist in all aspects of the Fund's operations; supply and maintain office facilities (which may be in ICCC's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as Custodian for the Fund pursuant to a Custodian Agreement. As Custodian, it holds the Fund's assets. Prior to April 25, 2003, Deutsche Bank Trust Company Americas served as the Fund's Custodian.

Transfer Agent and Shareholder Service Agent

Scudder Investments Service Company ("SISC"), a subsidiary of the Advisor, serves as transfer agent for the Fund pursuant to a transfer agency agreement. Under its transfer agency agreement with the Trust, SISC maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. SISC may be reimbursed by the Fund for its out-of-pocket expenses.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), 333 West 11th Street, Kansas City, Missouri 64105, SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund.

The Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

Distributor

Scudder Distributors, Inc. ("SDI") is the principal distributor for shares of the Fund. SDI is a registered broker-dealer and is affiliated with DeAM, Inc. The principal business address of SDI is 222 South Riverside Plaza, Chicago, IL 60606.

Under the underwriting agreement, the Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by the fund, unless a Rule 12b-1 Plan is in effect which provides that the Fund shall bear some or all of such expenses.

Although the Fund does not currently have a 12b-1 Plan for these classes, and the Trustees have no current intention of adopting one, the Fund will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the underwriting agreement.

The Distributor currently offers shares of the Fund on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value because no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the Fund.

Service Agent

SSC acts as a Service Agent pursuant to its agreement with the Trust and receives no additional compensation from the Fund for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by SSC from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balances, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Transfer Agent or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the agreement with SSC, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a Service Agent. Each Service Agent has agreed to transmit to the shareholders who are its customers appropriate disclosures of any fees that it may charge them directly.


Counsel


Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as Counsel to the Trust and the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, acts as the Independent Registered Public Accounting Firm for each Fund.


Portfolio Transactions and Brokerage Commissions - to be updated

The Advisor is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.


The primary objective of the Advisor in placing orders for the purchase and sale of securities for the Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size or order, difficulty of execution and skill required of the executing broker-dealer. In seeking most favorable net results, the Advisor will not include the value of any research services received. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.


When selecting a broker-dealer to effect portfolio transactions on behalf of the Fund, the Advisor may, provided that it can be done consistently with the policy of obtaining the most favorable net results, consider the activities of the broker-dealer in selling shares of any Scudder-branded (funds marketed with the Scudder name), open-end investment company. The Advisor has informed the Board of each Scudder-branded, open-end investment company of these practices and has undertaken to provide to the Boards regular reports about its selection of broker-dealers to effect Fund transactions. The Advisor believes that these reports are important because it recognizes that it or its affiliates may derive some benefit from these practices. The Advisor and its affiliates expect that the Fund will benefit by the direction of orders of the Fund to broker-dealers in consideration of those broker-dealers' sales of the Scudder-branded, open-end funds in general.

The Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.


When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker-dealers who supply research services to the Advisor or the Fund. The term "research services" may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Consistent with its duty to seek most favorable net results, the Advisor is authorized when placing portfolio transactions, if applicable, to cause a Fund to pay a brokerage commission in excess of that which another broker-dealer might charge for executing the same transaction on account of execution services, even in circumstances when the Advisor receives proprietary research services.. The Advisor does not consider third party research services in selecting brokers. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain proprietary research services from broker-dealers may be useful to the Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than the Fund and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker-dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

For the fiscal year ended September 30, 2004 _________________. For the fiscal year ended September 30, 2003, the Fund directed $52,635,828 in transactions for research, on which the Fund paid $135,616 in brokerage commissions.

Pursuant to procedures determined by the Trustees and subject to the general policies of the Fund and Section 17(e) of the 1940 Act, the Advisor may place securities transactions with brokers with whom it is affiliated ("Affiliated Brokers").

For the fiscal year ended September 30, 2004, the Fund paid the following in brokerage commissions:


             Small Cap Growth Fund                                   $
             Mid Cap Growth Fund                                     $
             Micro Cap Fund                                          $

Securities of Regular Broker-Dealers. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year. At September 30, 2004, the Fund held the following securities of its regular brokers or dealers:


Name of Regular Broker                              Value of Securities
or Dealer or Parent (Issuer)                   Owned as of September 30, 2004
----------------------------                   ------------------------------

Affiliated Managers Group Inc.
LaBranche & Co., Inc.
National Financial Partners Corp.

                        PURCHASE AND REDEMPTION OF SHARES


Scudder Distributors, Inc. ("SDI") serves as the distributor of the Funds' shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of the Funds. SDI enters into a Selling Group Agreement with certain broker-dealers (each a "Participating Dealer"). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement controls. If the Participating Dealer did not have an agreement with SDI, then the terms of the assigned ICC Distributors, Inc. agreement remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.


General Information

Policies and procedures affecting transactions in fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balances are $1,000 for Class S and $500 for Class AARP. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, Scudder Service Corporation (the "Transfer Agent"), will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Share Pricing. Purchases will be filled at the net asset value per share next computed after receipt of the application in good order. The net asset value of shares of each Fund is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the "Exchange") is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than the fund, to forward the purchase order to (the "transfer agent") in Kansas City by the close of regular trading on the Exchange.

Direct Distributions Program. Investors may have dividends and distributions automatically deposited to their predesignated bank account through Scudder's Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

The fund may waive the minimum for purchases by trustees, directors, officers or employees of the fund or the Advisor and its affiliates.

All new investors in Class AARP of a fund are required to provide an AARP membership number on their account application. In addition, Class S shares of a fund will generally not be available to new investors.


Eligible Class S Investors.

A. The following investors may purchase Class S shares of Scudder Funds either (i) directly from Scudder Distributors, Inc. ("SDI"), the Fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the Scudder Funds as of December 31, 2004. Investors may not otherwise purchase Class S shares through a broker-dealer, registered investment advisor or other financial services firm.

      1. Existing shareholders of Class S shares of any Scudder Fund as of December 31, 2004, and household members residing at the same address.

      2. Shareholders who own Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any Scudder Fund.

      3. Any participant who owns Class S shares of any Scudder Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any Scudder Fund.

      4. Any participant who owns Class S shares of any Scudder Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 31, 2004.

      5. Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

      6. Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or SDI and to the Portfolios of Scudder Pathway Series or other fund of funds managed by the Advisor or its affiliates.

B. The following additional investors may purchase Class S shares of Scudder Funds.

      1. Broker-dealers and registered investment advisors ("RIAs") may purchase Class S shares in connection with a comprehensive or "wrap" fee program or other fee based program.

      2. Any group retirement, employee stock, bonus, pension or profit-sharing plans.


SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.




Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through Scudder Investor Services, Inc. by letter, fax, or telephone.


Automatic Investment Plan. A shareholder may purchase shares of the fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-SCUDDER for instructions. The investor must send a duly completed and signed application to the fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks.

Redemptions


Redemption fee. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.


The fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the fund for up to seven days if the fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which fund shares were purchased.

Automatic Withdrawal Plan. An owner of $5,000 or more of a class of the Fund's shares at the offering price may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. Shares are redeemed so that the payee should receive payment approximately on the first of the month. Investors using this Plan must reinvest fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the "Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds, subject to the provisions below.

Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. -- Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shares of a Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. Money market funds are not subject to the 15-Day Hold Policy.

Shareholders must obtain prospectuses of the Fund they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder fund. Exchanges will be made automatically until the shareholder or the fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Redemptions and Purchases In-Kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption in-kind). If payment is made to the Fund's shareholder in securities, an investor may incur transaction expenses in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares with respect to any one investor, during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

The Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day the Fund receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax advisor for future tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (1) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange or over-the-counter market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

The Fund reserves the right to redeem all of its shares, if the Fund's Board of Trustees votes to liquidate and terminate the Fund.

Dividends

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

The Fund intends to distribute dividends from its net investment income, excluding short-term capital gains annually in December. Distributions of net capital gains realized during each fiscal year will be made annually before the end of the Fund's fiscal year on December 31. Additional distributions, including distributions of net short-term capital gains in excess of net long-term capital losses, may be made, if necessary. The Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax, although an additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.    To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder funds as provided in the prospectus. To use this privilege of investing dividends of the Fund in shares of another Scudder fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                                      TAXES


The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund. The summary is based on the laws in effect on the date of this statement of additional information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Taxation of the Fund. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:


(a) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and, for tax years beginning after October 22, 2004, net income derived from an interest in a "qualified publicly traded partnership" (i.e., a partnership that is traded on an established security market or tradable on a secondary market, other than a partnership that derives 90 percent of its income from interest, dividends, capital gains, and other traditional permitted mutual fund income).

(b) The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and
      (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer, of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.


(c) The Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be, but that are not, distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation of Fund Distributions. Distributions from the Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.


For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. Qualified dividend income does not include interest from fixed-income securities. In order for some portion of the dividends received by a shareholder of the Fund to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. In order for a dividend paid by a foreign corporation to constitute "qualified dividend income," the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a passive foreign investment company.




In general, distributions of investment income designated by a regulated investment company as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares.

If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Capital gains distributions may be reduced if the Fund has capital loss carryforwards available. Any capital loss carryforwards and any post-October loss deferrals to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

All distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution may nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which may nevertheless be taxable to them.

Sale or Redemption of Shares. The sale, exchange or redemption of shares of the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.


Dividends Received Deduction. Dividends from domestic corporations may comprise a substantial part of the Fund's gross income. If any such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for fewer than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.


Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of either Fund's total assets will consist of securities issued by foreign corporations, the Fund will not be eligible to pass through to shareholders their proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for, such foreign taxes.

Passive Foreign Investment Companies. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent the losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Tax Effects of Certain Transactions. The Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other strategic transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in real estate investment trusts ("REITs") that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Fund may invest in REITs that hold residual interests in REMICs.

Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.


Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.


Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


Taxation of Non-US Shareholders. Dividends paid by the Fund to non-US shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-US shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate).

In general, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

Recently enacted legislation would generally exempt from United States federal withholding tax properly-designated dividends that (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's US source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). This legislation would apply for taxable years beginning after December 31, 2004 and before January 1, 2008. In order to qualify for this exemption from withholding, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from "U.S. real property interests" ("USRPIs"). The Code defines USRPIs to include direct holdings of US real property and any interest (other than an interest solely as a creditor) in "US real property holding corporations." The Code defines a US real property holding corporation as any corporation whose USRPIs make up more than 50 percent of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to US federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a US tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (between December 31, 2004 and December 31, 2007) a RIC, the Code treats that gain as treated as the distribution of gain from a USRPI to a foreign shareholder which would be subject to US withholding tax of 35% and would result in US tax filing obligations for the foreign shareholder.

However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or RIC is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established US securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the taxable year. In such event, the gains are treated as dividends paid to a non-US shareholder.


                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the fund because of higher expenses borne by these classes.


An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.


An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.



If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.


                              TRUSTEES AND OFFICERS

The overall business and affairs of the Trust and the Funds are managed by the Board of Trustees. The Board approves all significant agreements between the Funds and persons or companies furnishing services to the Funds, including the Funds' agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing each Fund's affairs and for exercising the Fund powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is appointed or elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.

The following information is provided for each Trustee and Officer of the Trust and the Fund's Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an "interested person" of the Trust and Funds. Information for each Non-Independent Trustee ("Interested Trustee") follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Funds' advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to the Trust's operations is One South Street, Baltimore, Maryland, 21202.

The following individuals hold the same position with the Funds and the Trust.

Independent Trustees

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                 Number of Funds
Fund and Length of Time    Business Experience and Directorships                                  in the Fund
Served(1,2)                During the Past 5 Years                                                Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman         Private Equity Investor (January 1997 to present); Director, Corvis           54
5/27/37                    Corporation(3) (optical networking equipment) (July 2000 to
Chairman since 2004 and    present), Brown Investment Advisory & Trust Company (investment
Trustee since 2002         advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds
                           (registered investment companies) (March 1998 to present). Formerly,
                           Director, Soundview Technology Group Inc. (investment banking) (July
                           1998 to January 2004) and Director, Circon Corp.(3) (medical instruments) (November 1998-January 1999); President and Chief
                           Executive Officer, The National Association of Securities Dealers,
                           Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating
                           Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank
                           Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons
                           Incorporated (now Deutsche Bank Securities Inc.) (1976-1985)
--------------------------------------------------------------------------------------------------------------------
Richard R. Burt            Chairman, Diligence LLC (international information collection and             56
2/3/47                     risk-management firm (September 2002 to present); Chairman, IEP
Trustee since 2002         Advisors, Inc. (July 1998 to present); Member of the Board, Hollinger
                           International, Inc.(3) (publishing) (September 1995 to present), HCL
                           Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell
                           Hutchins families of funds) (registered investment companies)
                           (September 1995 to present); and Member, Textron Inc.(3) International
                           Advisory Council (July 1996 to present). Formerly, Partner, McKinsey
                           & Company (consulting) (1991-1994) and US Chief Negotiator in
                           Strategic Arms Reduction Talks (START) with former Soviet Union and
                           US Ambassador to the Federal Republic of Germany (1985-1991); Member
                           of the Board, Homestake Mining(3) (mining and exploration)
                           (1998-February 2001), Archer Daniels Midland Company(3) (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001); Chairman of the
                           Board, Weirton Steel Corporation(3) (April 1996-2004)
--------------------------------------------------------------------------------------------------------------------
S. Leland Dill             Trustee, Phoenix Euclid Market Neutral Funds (since May 1998),                54
3/28/30                    Phoenix Funds (24 portfolios) (since May 2004) (registered investment
Trustee since 1986 for     companies); Retired (since 1986). Formerly, Partner, KPMG Peat the Scudder Advisor Funds  Marwick (June 1956-June 1986); Director, Vintners International
                           Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA)
Trustee since 2002 for     International (January 1992-March 2000), Coutts Trust Holdings Ltd.,
the Scudder MG             Coutts Group (private bank) (March 1991-March 1999); General Partner,
Investments Trust          Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix
                           Zweig Series Trust (September 1989-May 2004)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                 Number of Funds
Fund and Length of Time    Business Experience and Directorships                                  in the Fund
Served(1,2)                During the Past 5 Years                                                Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of Business, New         54
7/15/37                    York University (since September 1964); Trustee (since January 2000)
Trustee since 1999 for     and Chairman of the Board (since February 2004), CREF (pension fund);
the Scudder Advisor Funds  Trustee of the TIAA-CREF Mutual funds (53 portfolios) (since February
                           2004); Director, Japan Equity Fund, Inc. (since January 1992), Thai
Trustee since 2002 for     Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc.
the Scudder MG             (since January 2000) (registered investment companies). Formerly,
Investments Trust          Trustee, TIAA (pension fund) (January 1996-January 2000); Director,
                           S.G. Cowen Mutual Funds (January 1985-January 2001)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and Professor, Finance         54
2/18/46                    Department, The Wharton School, University of Pennsylvania (since
Trustee since 1999 for     July 1972); Director, Lauder Institute of International Management
the Scudder Advisor Funds  Studies (since July 2000); Co-Director, Wharton Financial
                           Institutions Center (since July 2000). Formerly, Vice Dean and
Trustee since 2002 for     Director, Wharton Undergraduate Division (July 1995-June 2000)
the Scudder MG
Investments Trust
--------------------------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real estate)              54
1/31/33                    (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck
Trustee since 2002 for     & Greer (since 1985) and Trustee of 18 open-end mutual funds managed the Scudder Advisor Funds  by Sun Capital Advisers, Inc. (since 1998)

Trustee since 1993 for
the Scudder MG
Investments Trust
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel           President and Chief Executive Officer, The Pew Charitable Trusts              54
4/10/51                    (charitable foundation) (1994 to present); Executive Vice President,
Trustee since 2002         The Glenmede Trust Company (investment trust and wealth management)
                           (1983 to present)
--------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.       Principal, Philip Saunders Associates (economic and financial                 54
10/11/35                   consulting) (since November 1988). Formerly, Director, Financial
Trustee since 1986 for     Industry Consulting, Wolf & Company (consulting)(1987-1988);
the Scudder Advisor Funds  President, John Hancock Home Mortgage Corporation (1984-1986); Senior
                           Vice President of Treasury and Financial Services, John Hancock
Trustee since 2002 for     Mutual Life Insurance Company, Inc. (1982-1986)
the Scudder MG
Investments Trust
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                 Number of Funds
Fund and Length of Time    Business Experience and Directorships                                  in the Fund
Served(1,2)                During the Past 5 Years                                                Complex Overseen
--------------------------------------------------------------------------------------------------------------------
William N. Searcy          Private investor since October 2003; Trustee of 18 open-end mutual            54
9/03/46                    funds managed by Sun Capital Advisers, Inc. (since October 1998).
Trustee since 2002 for     Formerly, Pension & Savings Trust Officer, Sprint Corporation(3)
the Scudder Advisor Funds  (telecommunications) (since November 1989)

Trustee since 1993 for
the Scudder MG
Investments Trust
--------------------------------------------------------------------------------------------------------------------

Interested Trustee

--------------------------------------------------------------------------------------------------------------------
William N.                 Chief Executive Officer in the Americas for Deutsche Asset                    137
Shiebler(4) (1942)         Management ("DeAM") and a member of the DeAM Global Executive
Trustee,                   Committee (since 2002); Vice Chairman of Putnam Investments, Inc.
2004-present               (1999); Director and Senior Managing Director of Putnam Investments,
                           Inc. and President, Chief Executive Officer, and Director of Putnam
                           Mutual Funds Inc. (1990-1999)
--------------------------------------------------------------------------------------------------------------------

Officers

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time      Business Experience and Directorships
Served(1,2)                  During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters(5)        Managing Director, Deutsche Asset Management (since May 2004); President and Chief
7/14/60                      Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central
President and Chief          Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder
Executive Officer since      Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004);
2004                         President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief
                             Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual
                             Fund Operations (1991 to 1998) UBS Global Asset Management
--------------------------------------------------------------------------------------------------------------------
Kenneth Murphy(6)            Vice President, Deutsche Asset Management (2000-present); formerly, Director, John
10/13/63                     Hancock Signature Services (1992-2000)
Vice President and
Anti-Money Laundering
Compliance Officer since
2002
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time      Business Experience and Directorships
Served(1,2)                  During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
Paul Schubert(5) (1963)      Managing Director, Deutsche Asset Management (Since July 2004); formerly, Executive
Chief Financial Officer,     Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS
2004-present                 Global Asset Management (1994-2004)
--------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo(6)          Managing Director, Deutsche Asset Management (Since April 2004). Formerly, Director,
8/5/57                       Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head,
Treasurer since 2002         BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior
                             Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
--------------------------------------------------------------------------------------------------------------------
John Millette(6)             Director, Deutsche Asset Management
8/23/62
Secretary since 2003
--------------------------------------------------------------------------------------------------------------------
Lisa Hertz(5) (1970)         Assistant Vice President, Deutsche Asset Management
Assistant Secretary,
2004-present
--------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch             Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche
3/27/54                      Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management
Assistant Secretary since    (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.)
2003                         (1998-1999); Assistant General Counsel, United States Securities and Exchange
                             Commission (1993-1998)
--------------------------------------------------------------------------------------------------------------------
Caroline Pearson(6)          Managing Director, Deutsche Asset Management
4/1/62
Assistant Secretary,
since 2002
--------------------------------------------------------------------------------------------------------------------
Bruce A. Rosenblum           Director, Deutsche Asset Management
9/14/60
Vice President since 2003
and Assistant Secretary
since 2002
--------------------------------------------------------------------------------------------------------------------
Kevin M. Gay(6)              Vice President, Deutsche Asset Management
11/12/59
Assistant Treasurer since
2004
--------------------------------------------------------------------------------------------------------------------
Salvatore Schiavone(6)       Director, Deutsche Asset Management
11/03/65
Assistant Treasurer since
2003
--------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan            Director, Deutsche Asset Management
D'Eramo(6) 1/27/57
Assistant Treasurer since
2003
--------------------------------------------------------------------------------------------------------------------
Philip Gallo(5) 8/2/62       Managing Director, Deutsche Asset Management (2003-present).  Formerly, Co-Head of
Chief Compliance Officer     Goldman Sachs Asset Management Legal (1994-2003)
2004-present
--------------------------------------------------------------------------------------------------------------------

(1) Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

(2) Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder Advisor Funds of which these funds are each a series.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4) Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 280 Park Avenue, New York, New York.

(5)   Address: 345 Park Avenue, New York, New York

(6)   Address: Two International Place, Boston, Massachusetts 02110

Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officer's Role with Principal Underwriter:  Scudder Distributors, Inc.

Caroline Pearson: Secretary

Trustee Ownership in the Fund(1)

                                                                                Aggregate Dollar Range of
                                                         Dollar Range of        Ownership as of 12/31/04
                                 Dollar Range of           Beneficial                 in all Funds
                               Beneficial Ownership    Ownership in Small          Overseen by Trustee
          Trustee             in Mid Cap Growth Fund    Cap Growth Fund           in the Fund Complex(2)
          -------             ----------------------    ---------------           ----------------------

Independent Trustees:

Richard R. Burt                     [$/None]                [$/None]
S. Leland Dill                      [$/None]                [$/None]
Martin J. Gruber                    [$/None]                [$/None]
Joseph R. Hardiman                  [$/None]                [$/None]
Richard J. Herring                  [$/None]                [$/None]
Graham E. Jones                     [$/None]                [$/None]
Rebecca W. Rimel                    [$/None]                [$/None]
Philip Saunders, Jr.                [$/None]                [$/None]
William N. Searcy                   [$/None]                [$/None]
William N. Shiebler                 [$/None]                [$/None]

(1) The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Trustee's economic interest is tied to the securities, employment ownership and securities when the Trustee can exert voting power and when the Trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                                    Value of         Percent of
                                  Owner and                                      Securities on      Class on an
        Independent            Relationship to                     Title of       an Aggregate       Aggregate
          Trustee                  Trustee           Company         Class           Basis             Basis
          -------                  -------           -------         -----           -----             -----

Richard R. Burt                                       None
S. Leland Dill                                        None
Martin J. Gruber                                      None
Joseph R. Hardiman                                    None
Richard Herring                                       None
Graham E. Jones                                       None
Rebecca W. Rimel                                      None
Philip Saunders, Jr.                                  None
William N. Searcy                                     None

As of January 19, 2005, the Trustees and officers of the Trust owned, as a group, less than 1% percent of the outstanding shares of the Fund.

To the best of the Fund's knowledge, as of January 19, 2005no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

As of January 19, 2005, 981,590.206 shares in the aggregate, or 51.74% of the outstanding shares of Scudder Micro Cap Fund, Institutional Class were held in the name of Charles Schwab & Co. Inc., Special Custody Account, Mutual Funds Department, 101 Montgomery Street, San Francisco, CA 94104-4122 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 494,169.459 shares in the aggregate, or 56.27% of the outstanding shares of Scudder Micro Cap Fund, Investment Class were held in the name of Charles Schwab & Co. Inc., Special Custody Account, Mutual Funds Department, 101 Montgomery Street, San Francisco, CA 94104-4122 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 52,165.159 shares in the aggregate, or 10.26% of the outstanding shares of Scudder Micro Cap Fund, Class C were held in the name of Morgan Stanley DW, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311-3907 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 113,565.439 shares in the aggregate, or 8.78% of the outstanding shares of Scudder Micro Cap Fund, Class A were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Administration 97D94, 4800 Deer Lake Dr. East 2nd Fl, Jacksonville, FL 32246-6484 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 236,137.326 shares in the aggregate, or 12.45% of the outstanding shares of Scudder Micro Cap Fund, Institutional Class were held in the name of National Financial Services Corp. for the Exclusive Benefit of our Customers, Attn: Mutual Fds-No Loads-5th Fl, 200 Liberty St., New York, NY 10281-1003 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 240,836.542 shares in the aggregate, or 12.69% of the outstanding shares of Scudder Micro Cap Fund, Institutional Class were held in the name of National Investor Services FBO, 097-50000-19, 55 Water St., Fl 32, New York, NY 10041-3299 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 72,182.661 shares in the aggregate, or 8.22% of the outstanding shares of Scudder Micro Cap Fund, Investment Class were held in the name of National Financial Services Corp. for the Exclusive Benefit of our Customers, Attn: Mutual Fds-No Loads-5th Fl, 200 Liberty St., New York, NY 10281-1003 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 1,708,200.932 shares in the aggregate, or 12.04% of the outstanding shares of Scudder Small Cap Growth Fund, Investment Class were held in the name of Charles Schwab & Co., Omnibus Account Reinvest, Attn: Mutual Fund Acct. Mgmt. Team, 101 Montgomery Street 333-8, San Francisco, CA 94104-4122 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 234,738.470 shares in the aggregate, or 8.95% of the outstanding shares of Scudder Mid Cap Growth Fund, Investment Class were held in the name of Scudder Trust Co., FBO Flying J Inc., 401K PL #062893, Attn: Asset Recon, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 234,024.806 shares in the aggregate, or 8.40% of the outstanding shares of Scudder Small Cap Growth Fund, Class A were held in the name of Scudder Trust Co., FBO Davita Inc. Retirement Svgs. Pl #063014, Attn:
Asset Recon, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 669,155.782 shares in the aggregate, or 24.01% of the outstanding shares of Scudder Small Cap Growth Fund, Class A were held in the name of Jennifer Ferrari TTEE, State Street Bank and Trust, FBO ADP 401K Daily Valuation Prod B, 4 Becker Farm Rd #580, Roseland, NJ 07068-1739 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 220,955.377 shares in the aggregate, or 8.42% of the outstanding shares of Scudder Mid Cap Growth Fund, Investment Class were held in the name of Scudder Trust Company, FBO Photronics P/S & Sav Pl, Attn: Asset Recon Dept. #062147, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 10,276,024.669 shares in the aggregate, or 39.04% of the outstanding shares of Scudder Mid Cap Growth Fund, Institutional Class were held in the name of Scudder Trust Company TTEE FBO DB Matched Savings Plan, Attn:
Asset Recon Dept. #063115, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 4,256,328.791 shares in the aggregate, or 30.00% of the outstanding shares of Scudder Small Cap Growth Fund, Investment Class were held in the name of Scudder Trust Company TTEE FBO DB Matched Savings Plan, Attn:
Asset Recon Dept. #063115, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 907,913.594 shares in the aggregate, or 6.40% of the outstanding shares of Scudder Small Cap Growth Fund, Investment Class were held in the name of Scudder Trust Company FBO Farmers Group Inc. Employees Profit Sharing Savings Plan, Attn: Asset Recon Dept. #062733, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 11,258,624.129 shares in the aggregate, or 42.77% of the outstanding shares of Scudder Mid Cap Growth Fund, Institutional Class were held in the name of Northern Trust Co. TTEE Cust. FBO Nortel Networks Long Term Investment Plan-DV IRA, P.O. Box 92994, Chicago, IL 60675-2994 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 3,403.517 shares in the aggregate, or 6.09% of the outstanding shares of Scudder Mid Cap Growth Fund, Class R were held in the name of Marion Donnelly Cust. FBO Fehr & Peers Assoc. Inc. 401K PSP, 3685 Mt. Diablo Blvd. Ste. 301, Lafayette, CA 94549-3763 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 2,950.282 shares in the aggregate, or 5.28% of the outstanding shares of Scudder Mid Cap Growth Fund, Class R were held in the name of FBO Applied Energy Solutions LLC, 401(K) Plan, Attn: Asset Recon Dept. #063163, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 12,410.925 shares in the aggregate, or 22.51% of the outstanding shares of Scudder Small Cap Growth Fund, Class R were held in the name of FBO Applied Energy Solutions LLC, 401(K) Plan, Attn: Asset Recon Dept. # 063163, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 24,171.354 shares in the aggregate, or 43.84% of the outstanding shares of Scudder Small Cap Growth Fund, Class R were held in the name of Scudder Trust Co. FBO AICC & AAM 401(K) P/S Plan, Attn: Asset Recon Dept. #062858, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 6,531.040 shares in the aggregate, or 11.69% of the outstanding shares of Scudder Mid Cap Growth Fund, Class R were held in the name of Joseph V. Andronaco TTEE FBO Corrosion Fluid Products Corp., 401K Savings Plan, 24450 Indoplex Cir., Farmington Hls, MI 48335-2526 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 14,816,530.925 shares in the aggregate, or 42.53% of the outstanding shares of Scudder Mid Cap Growth Fund, Class A were held in the name of John Hancock Life Insurance Company (USA), 250 Bloor St. East 7th Fl., Toronto Ontario, Canada M4W1E5 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 4,207,552.497 shares in the aggregate, or 15.98% of the outstanding shares of Scudder Mid Cap Growth Fund, Institutional Class were held in the name of State Street Corp. TTEE for Westinghouse Savannah RVR/Bechtel Savannah Riv. Inc. Svgs & Invest Pl., 34 Exchange Pl. Ste. 3064, Jersey City, NJ 07302-3885 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 3,594,639.458 shares in the aggregate, or 25.34% of the outstanding shares of Scudder Small Cap Growth Fund, Investment Class were held in the name of State Street Corp. TTEE for Westinghouse Savannah RVR/Bechtel Savannah Riv. Inc. Svgs & Invest Pl., 34 Exchange Pl. Ste. 3064, Jersey City, NJ 07302-3885 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 3,037.809 shares in the aggregate, or 5.44% of the outstanding shares of Scudder Mid Cap Growth Fund, Class R were held in the name of All Island Media Inc. 401K, Rich Megenedy TTEE, FBO All Island Media Inc., 2950 Vets Memorial Hwy, Bohemia, NY 11716 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 36,877.794 shares in the aggregate, or 16.06% of the outstanding shares of Scudder Small Cap Growth Fund, Institutional Class were held in the name of State Street Bank & Trust Co., Cust. for Scudder Pathway Series Conservative Portfolio, 1 Heritage Dr. #P5S, Quincy, MA 02171-2105 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 89,129.980 shares in the aggregate, or 38.81% of the outstanding shares of Scudder Small Cap Growth Fund, Institutional Class were held in the name of State Street Bank & Trust Co., Cust. for Scudder Pathway Series Balanced Portfolio, 1 Heritage Dr. #P5S, Quincy, MA 02171-2105 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 100,775.592 shares in the aggregate, or 43.88% of the outstanding shares of Scudder Small Cap Growth Fund, Institutional Class were held in the name of State Street Bank & Trust Co., Cust. for Scudder Pathway Series Growth Portfolio, 1 Heritage Dr. #P5S, Quincy, MA 02171-2105 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 147,473.154 shares in the aggregate, or 5.29% of the outstanding shares of Scudder Small Cap Growth Fund, Class A were held in the name of Morgan Stanley DW, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311-3907 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 797,086.417 shares in the aggregate, or 18.09% of the outstanding shares of Scudder Small Cap Growth Fund, Class S were held in the name of NFSC FEBO #F2J-000019 FIIOC As Agent for Qualified Employee Benefit Plans (401K) FINOPS-IC Funds, 100 Magellan Way KW1C, Covington, KY 41015-1987 who may be deemed as the beneficial owner of certain of these shares.

Information Concerning Committees and Meetings of Trustees

The Board of Trustees of the Trust met six times during the calendar year ended December 31, 2004 and each Trustee attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Trustees on which such Trustee served.

Board Committees. The Trust's Board currently has the following committees:

Audit and Compliance Committee. The Audit and Compliance Committee selects the independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit and Compliance Committee approves all significant services proposed to be performed by the independent registered public accounting firm and considers the possible effect of such services on their independence. The members of the Audit and Compliance Committee are S. Leland Dill (Chair) and all of the Independent Trustees. The Audit Committee met ___ times during the calendar year ended December 31, 2004.

Nominating and Governance Committee. The primary responsibilities of the Nominating and Governance Committee, consisting of all the Independent Trustees, are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met ___ during the calendar year ended December 31, 2004.

Valuation Committee. The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of securities held by the Fund in accordance with the Fund's Valuation Procedures. Messrs. Gruber, Saunders and Wadsworth are members of the Committee with Messrs. Burt, Dill, Hardiman, Herring, Jones, Searcy and Ms. Rimel as alternates. Two Trustees are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met [number of meetings varies by fund] time[s] during the calendar year ended December 31, 2004.

Additional Committees. On February 25, 2003, the Board of Trustees organized a Fixed Income Committee, an Equity Committee and an Operations Committee. The members of the Fixed Income Committee are Messrs. Jones and Searcy and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber, Hardiman and Herring. The members of the Operations Committee are Messrs. Dill, Saunders and Wadsworth. The Fixed Income, Equity and Operations Committees periodically review the investment performance and operations of the Fund. The Fixed Income Committee met _____ times, the Equity Committee met _____ times and the Operations Committee met ___ times during the calendar year ended December 31, 2004.

Remuneration. Officers of the Fund receive no direct remuneration from the Fund. Officers and Trustees of the Fund who are officers or Trustees of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. Each Trustee who is not an "interested person" of the Fund receives compensation from the Fund for his or her services, which includes an annual retainer fee and an attendance fee for each Board meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board meetings). Additionally, each Independent Trustee receives a fee for each telephonic Audit Committee or Board meeting in which he or she participates. Each Independent Trustee also may receive a fee for certain special committee meetings attended. In addition, the Chair of the Audit and Compliance Committee receives an annual fee for his services.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Trust and the Fund and aggregate compensation from the Fund Complex during the calendar year 2004.

                                                                                     Pension or
                                                                                     Retirement       Total Compensation
                             Compensation                         Compensation        Benefits       Paid to Trustee from
                                 from          Compensation           from         Accrued as Part         the Fund
         Name of              Small Cap        from Mid Cap        Micro Cap           of Fund           and the Fund
         Trustee             Growth Fund        Growth Fund       Growth Fund         Expenses             Complex(1)
         -------             -----------        -----------       -----------         --------             --------

Richard R. Burt                $1,929             $2,914              $997               $0                 $198,370
S. Leland Dill                 $1,901             $2,885              $998               $0                 $155,500
Martin J. Gruber               $1,639             $2,430              $900               $0                 $136.000
Joseph R. Hardiman(2)          $1,671             $2,484              $911               $0                 $139,000
Richard J. Herring(2)          $1,660             $2,466              $908               $0                 $138,000
Graham E. Jones                $1,649             $2,448              $904               $0                 $137,000
Rebecca W. Rimel(2)            $1,940             $2,931             $1,001              $0                 $164,120
Philip Saunders, Jr.(2)        $1,659             $2,466              $908               $0                 $138,000
William N. Searcy              $1,837             $2,776              $975               $0                 $149,500

(1) During calendar year 2004, the total number of funds overseen by each Trustee was 55 funds except for Mr. Burt (57 funds).

(2) Of the amounts payable to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $144,897, $57,154, $56,554 and $126,888, respectiv was deferred pursuant to a deferred compensat plan.

Certain funds in the Fund Complex, including this Fund, have adopted a Retirement Plan for Trustees who are not employees of the Trust, the Trust's Administrator or their respective affiliates (the "Retirement Plan"). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by the fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 were as follows: for Ms. Rimel, 6 years; for Mr. Hardiman, 3 years; and for Mr. Burt and Mr. Wadsworth, 2 years.

        Estimated Annual Benefits Payable By Fund Complex Upon Retirement
        -----------------------------------------------------------------

  Years of Service          Chair Audit Committee            Other Participants
  ----------------          ---------------------            ------------------

      6 years                      $4,900                          $3,900
      7 years                      $9,800                          $7,800
      8 years                      $14,700                        $11,700
      9 years                      $19,600                        $15,600
  10 years or more                 $24,500                        $19,500

Effective February 12, 2001, the Board of Trustees of the Trust, as well as the Fund participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Trustees. The amendments provided that no further benefits would accrue to any current or future Trustees and included a onetime payment of benefits accrued under the Plan to Trustees, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Trustee's election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.

Any Trustee who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Wadsworth, Hardiman, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Trustees may select from among certain funds in the Scudder Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring [Trustees'/Directors'] deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.


Agreement to Indemnify Independent Trustees of Small Cap Growth Fund, Mid Cap Growth Fund and Micro Cap Fund for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds' investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds' Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund's investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

                           ORGANIZATION OF THE TRUST

Scudder Advisor Funds. The Trust was organized on July 21, 1986 under the laws of the Commonwealth of Massachusetts. The Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses and SAIs. No series of shares has any preference over any other series. The Trust reserves the right to add additional series in the future. The Trust also reserves the right to issue more than one class of shares of the Fund.

When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of the Fund are not entitled to vote on Trust matters that do not affect the Fund. All series of the Trust will vote together on certain matters, such as electing Trustees. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. The Trust will also assist shareholders in communicating with one another as provided for in the 1940 Act.

Each series in the Trust will not be involved in any vote involving a Fund in which it does not invest its assets. Shareholders of all of the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of such votes.

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

Shareholders generally vote by Fund, except with respect to the election of Trustees.

Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Trust was organized under the name BT Investment Funds and assumed its current name of Scudder Advisor Funds on May 19, 2003.

Scudder MG Investments Trust. The Trust was formed as a business trust under the laws of the State of Delaware under the name "Morgan Grenfell Investment Trust" on September 13, 1993, and commenced investment operations on January 3, 1994. The Fund assumed its current name on May 16, 2003. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the Fund described in this SAI and nine additional series. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established six classes of shares: Class S, Investment shares, Institutional shares, Class A, Class B and Class C shares.

The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidations, except that Investment Class shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of Investment Class shares of the Fund have exclusive voting rights with respect to the service plan adopted by their class and holders of each of the Classes A, B and C shares of the Fund have exclusive voting rights with respect to the Plan adopted by their class. When issued, shares of the Fund are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Shares of the Fund entitle their holders to one vote for each full share held and to a fractional vote for fractional shares, are freely transferable and have no preemptive, subscription or conversion rights (other than the automatic conversion of Class B shares into Class A shares).

Shares of the Fund will be voted separately with respect to matters pertaining to that class of the Fund except for the election of Trustees and the ratification of independent auditors. For example, shareholders of the Fund are required to approve the adoption of any investment advisory agreement relating to the Fund and any change in the fundamental investment restrictions of the Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.

In the event of a liquidation or dissolution of the Trust or the Fund, shareholders of the Fund would be entitled to receive the assets available for distribution belonging to the Fund. Shareholders of the Fund are entitled to participate in the net distributable assets of the Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

Shareholder and Trustee Liability

The Trust is organized as a Delaware business trust and, under Delaware law, the shareholders of a business trust are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that the Fund will not be liable for the debts or obligations of any other fund in the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of the courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees.

The Declaration of Trust provides for indemnification by the Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the fund, and the interests of the Advisor and its affiliates, including the fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.


You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: scudder.com (type "proxy voting" in the search field).

                              FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of each Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated September 30, 2004 are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.


Information concerning portfolio holdings of a Scudder Fund as of a month end is available upon request no earlier than the 15th day after month end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.


                             ADDITIONAL INFORMATION

The CUSIP number of Small Cap Growth Fund Class S is 81111R-684.

The CUSIP number of Small Cap Growth Fund Class AARP is 81111R-676.

The Fund has a fiscal year end of September 30.

The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act and Reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                                    APPENDIX

Description of Moody's Corporate Bond Ratings:

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest-rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P Corporate Bond Ratings:

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to timely meet interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Description of S&P Commercial Paper Ratings:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

Description of Moody's Commercial Paper Ratings:

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

S&P's Commercial Paper Ratings:

A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt ratings are A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward tread. Typically, the issuer is a strong company in a well-established industry and has superior management.

Moody's Commercial Paper Ratings:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                                             STATEMENT OF ADDITIONAL INFORMATION

Investment Advisor
DEUTSCHE ASSET MANAGEMENT, INC.
345 Park Avenue
New York, NY 10154

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110

Distributor
SCUDDER DISTRIBUTORS, INC.
222 South Riverside Plaza
Chicago, IL 60606

Transfer Agent
SCUDDER INVESTMENTS SERVICE COMPANY
222 South Riverside Plaza
Chicago, IL 60606

Administrator
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, MD 21202


Independent Registered Public Accounting Firm
PRICEWATERHOUSECOOPERS LLP
125 High Street
Boston, MA 02110


Counsel
WILLKIE FARR & GALLAGHER LLP
787 Seventh Avenue
New York, NY 10019

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statement of Additional Information or its official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                February 1, 2005

Scudder MG Investments Trust


Scudder Fixed Income Fund
Scudder Short Duration Fund
Scudder High Income Plus Fund

Scudder MG Investments Trust (the "Trust") is an open-end, management investment company consisting of nine investment portfolios (with regard to the three portfolios addressed in this Statement of Additional Information ("SAI") each a "Fund," collectively, the "Funds"), each having separate and distinct investment objectives and policies. Each Fund, is classified as "diversified" within the meaning of the Investment Company Act of 1940 (the "1940 Act").


The information contained in this Statement of Additional Information ("SAI") generally supplements the information contained in a Fund's Premier Class, Institutional Class, Investment Class, or Class A, B, C and R share Prospectus dated February 1, 2005, as amended or supplemented from time to time (each, a "Prospectus" and collectively, the "Prospectuses"). This SAI is not a prospectus, and should be read only in conjunction with each Fund's Prospectus.

No investor should invest in shares of the Fund without first reading the Prospectuses. Capitalized terms used herein and not otherwise defined have the same meaning ascribed to them in each Prospectus.

The audited financial statements for each Fund are included in each Fund's annual report, which we have filed electronically with the Securities and Exchange Commission (the "SEC") and which are incorporated by reference into this SAI. A copy of each Prospectus may be obtained without charge from Deutsche Asset Management, Inc., the Trust's Administrator, by calling 1-800-621-1048 or by writing to Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606.

Deutsche Asset Management, Inc. (the "Advisor" or "DeAM, Inc.") serves as investment advisor and administrator to each Fund. Scudder Distributors, Inc. (the "Distributor" or "SDI") serves as each Fund's principal underwriter and distributor.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS...............................2

INVESTMENT RESTRICTIONS........................................................3

MANAGEMENT OF THE TRUST AND FUNDS.............................................32

PURCHASE AND REDEMPTION OF SHARES.............................................40

NET ASSET VALUE...............................................................53

TAXES.........................................................................55

TRUSTEES AND OFFICERS.........................................................60

GENERAL INFORMATION ABOUT THE TRUST...........................................75

ANNUAL AND SEMIANNUAL REPORTS.................................................76

CONSIDERATION FOR PURCHASES OF SHARES.........................................76

ADDITIONAL INFORMATION........................................................76
          Independent Registered Public Accounting Firm.......................76

FINANCIAL STATEMENTS..........................................................76

APPENDIX A....................................................................77


No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectuses in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. Each Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of a Fund may not available in certain states. Please call 1-800-730-1313 to determine availability in your state.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The following is a description of each Fund's investment objectives and policies. There can, of course, be no assurance that a Fund will achieve its investment objectives. Each Fund will notify its shareholders 60 days prior to a change in its investment policy (In the case of Scudder Fixed Income Fund, if there is any change to its 80% investment policy.) The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of each Fund.

Investment Objectives and Policies

Scudder Fixed Income Fund

The Fund seeks a high level of income consistent with the preservation of capital. The fund invests for current income, not capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities. The Fund invests primarily in investment grade fixed income securities rated within the top three rating categories. The Fund may invest up to 20% of its total assets in investment grade fixed income securities rated within the fourth highest rating category or, if unrated, considered by the Advisor to be of comparable quality. In the event that any security is downgraded, the Advisor will determine whether to hold or sell such security, provided that the Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk-bonds). The Fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Advisor determines that securities meeting the Fund's investment objective are not readily available for purchase.

Scudder Short Duration Fund

Effective February 1, 2003, Scudder Short-Term Fixed Income Fund changed its name to Scudder Short Duration Fund. The fund seeks a high level of income consistent with the preservation of capital. The fund invests for current income, not capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds. The Fund invests primarily in investment grade short-term fixed income securities rated within the top three rating categories. The Fund may invest up to 40% of its total assets in asset-backed securities. The Fund may invest up to 15% of its total assets in investment grade fixed income securities rated within the fourth highest rating category, or, if unrated, considered by the Advisor to be of comparable quality. In the event that any security is downgraded, the Advisor will determine whether to hold or sell such security, provided that the Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk bonds). The Fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Advisor determines that securities meeting the Fund's investment objective are not readily available for purchase.

Scudder High Income Plus Fund

The Fund seeks high current income and, as a secondary objective, capital appreciation. The Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers. Under normal conditions, the Fund invests at least 65% of its total assets, determined at the time of purchase, in US dollar-denominated domestic and foreign below investment grade fixed income securities ("junk bonds"), including those whose issuers are located in countries with new or emerging securities markets. The Fund's investments in these securities may be of any credit quality and may include securities not paying interest currently, zero coupon bonds, pay-in-kind securities and securities in default. The Fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the Fund's investment objectives are not readily available for purchase. The Fund may invest up to 25% of its total assets in non-US dollar denominated, below investment grade fixed income securities. Securities may be purchased on a when-issued basis. The Fund may borrow up to 5% of the fund's net assets against called and tendered bonds in the fund. For the risks associated with borrowing, please see the "Borrowing" subsection of the "Investment Restrictions" section of the SAI.



                             INVESTMENT RESTRICTIONS

The fundamental investment restrictions set forth below may not be changed with respect to a Fund without the approval of a "majority" (as defined in the 1940
Act) of the outstanding shares of that Fund. For the purposes of the 1940 Act, "majority" means the lesser of (a) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the shares of the Fund.


Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund with the exception of borrowings permitted by fundamental investment restriction
(2) listed below for Short Duration Fund and fundamental investment restriction
(9) listed below for High Income Plus Fund.

INVESTMENT RESTRICTIONS THAT APPLY TO SCUDDER SHORT DURATION FUND AND SCUDDER HIGH INCOME PLUS FUND:


FUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of a Fund:

(1)   Issue senior securities, except as permitted by paragraphs (2), (6) and
      (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities, if appropriately covered.


(2) (Scudder Short Duration Fund only) Borrow money (i) except from banks as a temporary measure for extraordinary emergency purposes and (ii) except that the Fund may enter into reverse repurchase agreements and dollar rolls, if appropriately covered, with banks, broker-dealers and other parties; provided that, in each case, the Fund is required to maintain asset coverage of at least 300% for all borrowings. For the purposes of this investment restriction, short sales, transactions in currency, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.


(3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of Fund securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.

(6) Make loans, except that the Fund may lend Fund securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, all or a portion of an issue of bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This restriction does not apply to investments in obligations of the US Government or any of its agencies or instrumentalities.

(9) (Scudder High Income Plus Fund only) Borrow money, except in accordance with and to the extent permitted under the 1940 Act and the rules and interpretations thereunder.

In addition, each Fund will adhere to the following fundamental investment restriction:

      With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than the US Government, or any of its agencies or instrumentalities, or other investment companies), if (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

The nonfundamental investment restrictions set forth below may be changed or amended by the Trust's Board of Trustees without shareholder approval.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of a Fund:

(1) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable Fund securities with other accounts under the management of the Advisor to save commissions or to average prices among them is not deemed to result in a securities trading account.

(2) Purchase securities of other US-registered investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.

(3) Invest for the purpose of exercising control over or management of any company.

(4) Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

The staff of the Commission has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of each Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 which the Board of Trustees has determined are readily marketable will not be deemed to be illiquid for purposes of such restriction.

"Value" for the purposes of the foregoing investment restrictions shall mean the market value used in determining each Fund's net asset value.

INVESTMENT RESTRICTIONS THAT APPLY TO SCUDDER FIXED INCOME FUND:

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of Scudder Fixed Income Fund:

(1)   Acquire more than 10% of the voting securities of any one issuer.

(2)   Invest in companies for the purpose of exercising control.

(3) Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of its total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings will be repaid before making investments and any interest paid on such borrowings will reduce income.

(4) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and the Fund may enter into repurchase agreements.

(5) Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

(6) Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to the permitted investments of the Fund, the Fund may invest in municipal securities or other obligations secured by real estate or interests therein.

(7) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions.

(8) Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

(9) Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

(10) Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

(11) Purchase or retain securities of an issuer if an officer, trustee, partner or director of the Fund or any investment advisor of the Fund owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

(12) Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

(13) Write or purchase puts, calls, options or combinations thereof or invest in warrants, except that a Fund may purchase "put" bonds.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of the
Fund:

(1) Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets. An illiquid security is a security that cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

(2) Purchase securities of other US-registered investment companies except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.

Summary of Investment Practices

The following is a chart of the various types of securities and investment strategies employed by the Funds. Unless otherwise indicated, the Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future. If a Fund's investment in a particular type of security is limited to a certain percentage of the Fund's assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security and investment strategy may be used by the Funds. As a matter of non-fundamental operating policy, the Funds may be subject to additional restrictions. See the section entitled "Investment Restrictions."

--------------------------------------------------------------------------------
                                                                     Scudder
                                 Scudder Fixed     Scudder Short     High Income
INVESTMENT PRACTICE               Income Fund      Duration Fund     Plus Fund
================================================================================

KEY TO TABLE:

*     Permitted without limit

# Permitted without limit, but not expected to be used to a significant extent

X     Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
================================================================================

--------------------------------------------------------------------------------
EQUITY SECURITIES
--------------------------------------------------------------------------------
Common Stock                           X                   X               20%
--------------------------------------------------------------------------------
Warrants                               X                   X               20%
--------------------------------------------------------------------------------
Preferred Stock                        *                   #                *
--------------------------------------------------------------------------------
Convertible Securities                 *                   #                *
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
--------------------------------------------------------------------------------
Short-Term Instruments                 #                   *                #
--------------------------------------------------------------------------------
Obligations of Banks and
Other Financial Institutions           #                   *                #
--------------------------------------------------------------------------------
Certificates of Deposit and
Banker's Acceptances                   #                   *                #
--------------------------------------------------------------------------------
Commercial Paper                       #                   *                #
--------------------------------------------------------------------------------
Variable Rate Master Demand
Notes                                  #                   *                #
--------------------------------------------------------------------------------
US Government Securities               #                   *                #
--------------------------------------------------------------------------------
Custodial Receipts                     #                   #                #
--------------------------------------------------------------------------------
Zero Coupon Securities and
Deferred Interest Bonds                *                   *                *
--------------------------------------------------------------------------------
Variable Rate Securities               *                   *                *
--------------------------------------------------------------------------------
Inverse Floating Rate
Securities                             #                   #                #
--------------------------------------------------------------------------------
Lower-Rated Debt Securities           5%                  5%                *
--------------------------------------------------------------------------------
Put Bonds                              #                   #                #
--------------------------------------------------------------------------------
Bank Loans                             X                   X                *
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES
--------------------------------------------------------------------------------
Municipal Notes                        #                   #                #
--------------------------------------------------------------------------------
Tax Anticipation Notes                 #                   #                #
--------------------------------------------------------------------------------
Revenue Anticipation Notes             #                   #                #
--------------------------------------------------------------------------------
Bond Anticipation Notes                #                   #                #
--------------------------------------------------------------------------------
Tax and Revenue Anticipation
Notes                                  #                   #                #
--------------------------------------------------------------------------------
Construction Loan Notes                #                   #                #
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Scudder
                                 Scudder Fixed     Scudder Short     High Income
INVESTMENT PRACTICE               Income Fund      Duration Fund     Plus Fund
================================================================================

KEY TO TABLE:

*     Permitted without limit

# Permitted without limit, but not expected to be used to a significant extent

X     Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
================================================================================
Miscellaneous, Temporary and
Anticipatory Instruments               #                   #                #
--------------------------------------------------------------------------------
Tax-Exempt Commercial Paper            #                   #                #
--------------------------------------------------------------------------------
Municipal Securities                   #                   #                #
--------------------------------------------------------------------------------
General Obligation Bonds               #                   #                #
--------------------------------------------------------------------------------
Revenue Bonds                          #                   #                #
--------------------------------------------------------------------------------
Private Activity Bonds                 #                   #                #
--------------------------------------------------------------------------------
Tender Option Bonds                    #                   #                #
--------------------------------------------------------------------------------
Municipal Leases,
Certificates of Participation
and Other Participation
Interests                             5%                  5%                5%
--------------------------------------------------------------------------------
Pre-Refunded Securities                #                   #                #
--------------------------------------------------------------------------------
Auction Rate Securities                #                   #                #
--------------------------------------------------------------------------------
Pay-in-Kind Securities                 X                   X                #
--------------------------------------------------------------------------------
DERIVATIVE SECURITIES (OPTIONS)
--------------------------------------------------------------------------------
Options on Securities                  X                   X                *
--------------------------------------------------------------------------------
Options on Securities Indices          X                   X                *
--------------------------------------------------------------------------------
Options on Non-US Securities
Indices                                X                   X                *
--------------------------------------------------------------------------------
DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
--------------------------------------------------------------------------------
Futures Contracts                      X                   X                *
--------------------------------------------------------------------------------
Futures Contracts on
Securities Indices                     X                   X                *
--------------------------------------------------------------------------------
Options on Futures Contracts
(including Contracts on
Securities Indices)                    X                   X                *
--------------------------------------------------------------------------------
DERIVATIVE SECURITIES (HEDGING STRATEGIES)
--------------------------------------------------------------------------------
Swap Agreement                         X                   X                *
--------------------------------------------------------------------------------
DERIVATIVE SECURITIES (HEDGING STRATEGIES)
--------------------------------------------------------------------------------
Hedging Strategies                     X                   X                *
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Scudder
                                 Scudder Fixed     Scudder Short     High Income
INVESTMENT PRACTICE               Income Fund      Duration Fund     Plus Fund
================================================================================

KEY TO TABLE:

*     Permitted without limit

# Permitted without limit, but not expected to be used to a significant extent

X     Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
================================================================================
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------
Government Guaranteed
Mortgage-Backed Securities             *                   *                *
--------------------------------------------------------------------------------
Ginnie Mae Certificates                *                   *                *
--------------------------------------------------------------------------------
Fannie Mae Certificates                *                   *                *
--------------------------------------------------------------------------------
Freddie Mac Certificates               *                   *                *
--------------------------------------------------------------------------------
Multi-Class Mortgage-Backed
Securities (CMOs and REMICs)           *                   *                *
--------------------------------------------------------------------------------
Private Issued Mortgage
-Backed Securities                     *                   *                *
--------------------------------------------------------------------------------
Asset-Backed Securities                *                  40%               *
--------------------------------------------------------------------------------
SECURITIES OF NON-US ISSUERS
--------------------------------------------------------------------------------
Foreign Securities &                 25%(1)              25%(1)            *(2)
Depository Receipts (ADRs,
EDRs, GDRs and IDRs)
--------------------------------------------------------------------------------
Foreign Corporate Debt
Securities                           25%(1)              25%(1)            *(2)
--------------------------------------------------------------------------------
Foreign Government Debt
Securities                           25%(1)              25%(1)            *(2)
--------------------------------------------------------------------------------
Investments in Emerging
Markets                                X                   X                *
--------------------------------------------------------------------------------
CURRENCY MANAGEMENT
--------------------------------------------------------------------------------
Currency Exchange Transactions         X                   X                *
--------------------------------------------------------------------------------
Currency Hedging Transactions          X                   X                *
--------------------------------------------------------------------------------
Forward Currency Exchange
Contracts                              X                   X                *
--------------------------------------------------------------------------------
Options on Foreign Currencies          X                   X                *
--------------------------------------------------------------------------------
OTHER INVESTMENTS AND INVESTMENT PRACTICES
--------------------------------------------------------------------------------
Illiquid Securities                   15%                 15%              15%
--------------------------------------------------------------------------------
When-Issued and Delayed
Delivery Securities                    *                   *                *
--------------------------------------------------------------------------------
Repurchase Agreements                  *                   *                *
--------------------------------------------------------------------------------
Mortgage Dollar Rolls                  *                   *                *
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Scudder
                                 Scudder Fixed     Scudder Short     High Income
INVESTMENT PRACTICE               Income Fund      Duration Fund     Plus Fund
================================================================================

KEY TO TABLE:

*     Permitted without limit

# Permitted without limit, but not expected to be used to a significant extent

X     Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
================================================================================
Lending of Portfolio
Securities                             X                33 1/3%          33 1/3%
--------------------------------------------------------------------------------
Borrowing (including reverse
repurchase agreements)                10%               33 1/3%          33 1/3%
--------------------------------------------------------------------------------
Short Sales                            X                   #                #
--------------------------------------------------------------------------------
Other Investment Companies            10%                 10%              10%
--------------------------------------------------------------------------------
Temporary Defensive                  100%                100%              100%
Investments
--------------------------------------------------------------------------------


(1)   US dollar-denominated securities only.

(2)   May be denominated in any currency.

Fixed Income Securities

General. Each Fund may invest in fixed income securities. In periods of declining interest rates, the yield (income from portfolio investments over a stated period of time) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. In addition, when interest rates are falling, the inflow of net new money to such a Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Bank Loans. Scudder High Income Plus Fund may also invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and, as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody's Investors Service, Inc. ("Moody's") and the Standard & Poor's Division of the McGraw-Hill Companies, Inc. ("S&P") generally rate bank loans a notch or two higher than high yield bonds of the same issuer to reflect their more senior position. The Fund may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an "assignment" or "participation". When the Fund buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Fund. In certain cases, the Fund may buy bank loans on a participation basis, if for example, the Fund did not want to become party to the bank agreement. However, in all cases, the Fund will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the Fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Put Bonds. Each of the Funds may invest in "put" bonds, which are tax-exempt securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Advisor intends to purchase only those "put" bonds for which the put option is an integral part of the security as originally issued. The option to "put" the bond back to the issuer before the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the issuer of the put although the final maturity of the security is later than such date.

US Government Securities. The Funds may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises ("US Government securities"). The full faith and credit of the US support some US Government securities, such as US Treasury bills, notes and bonds. Others, such as obligations issued or guaranteed by US Government agencies or instrumentalities, are supported either by (i) the full faith and credit of the US Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the US Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the US Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (iv) only the credit of the issuer. No assurance can be given that the US Government will provide financial support to US Government agencies or instrumentalities in the future.

Each of the Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the US Government or its agencies, instrumentalities or sponsored enterprises if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US Government. STRIPS are sold as zero coupon securities. See "Zero Coupon Securities."

Custodial Receipts. Custodial receipts are interests in separately traded interest and principal component parts of US Government securities that are issued by banks or brokerage firms and are created by depositing US Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (see "US Government Securities" above) are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities; for more information, see "Zero Coupon Securities."

Each of the Funds may acquire US Government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the US Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying US Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of US Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying US Government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the Internal Revenue Service (the "IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRs are not considered US Government securities by the staff of the SEC. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

Zero Coupon Securities. STRIPS and custodial receipts (TRs, TIGRs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because a Fund must distribute the accreted amounts in order to qualify for favorable tax treatment, it may have to sell portfolio securities to generate cash to satisfy the applicable distribution requirements. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

Variable and Floating Rate Instruments. Each of the Funds may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. A Fund holding such an instrument can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

Debt instruments purchased by a Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund's investment quality standards relating to investments in bank obligations. The Advisor will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which a Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by a Fund will be subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

Yields and Ratings. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P, Moody's and other recognized rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by S&P, Moody's and certain other recognized rating organizations.

Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Advisor, pursuant to guidelines established by the Board of Trustees, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.


Lower Quality Debt Obligations "Junk-Bonds." Scudder High Income Plus Fund may invest in below investment grade bonds, including securities in default (Scudder Short Duration Fund and Scudder Fixed Income Fund may only invest up to 5% of net assets in such securities). These securities are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.


Below investment grade bonds (junk bonds) will also be affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The market for these lower quality bonds is generally less liquid than the market for investment grade bonds. Therefore, the Advisor's judgment may at times play a greater role in valuing these securities than in the case of investment grade bonds, and it also may be more difficult under certain adverse market conditions to sell these lower quality securities to meet redemption requests, to respond to changes in the market, or to determine accurately a Fund's net asset value.

As discussed above, subject to their respective investment limitations, each Fund may invest in high yielding fixed income securities that are rated lower than Baa by Moody's or BBB by Standard & Poor's and unrated securities determined to be of comparable quality. The values of these lower quality securities generally fluctuate more than those of higher quality securities. In addition, these securities involve a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The Advisor seeks to reduce these risks through investment analysis and attention to current developments in interest rates and economic conditions, but there can be no assurance that the Advisor will be successful in reducing the risks associated with investments in such securities. To the extent a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.

Scudder High Income Plus Fund may invest in pay-in-kind (PIK) securities, which pay interest in either cash or additional securities, at the issuer's option, for a specified period. In addition, the Fund may invest in zero coupon bonds. Both of these types of bonds may be more speculative and subject to greater fluctuations in value than securities which pay interest periodically and in cash, due to changes in interest rates. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See "Taxes" below.


The market value of fixed income securities that carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline.

Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, a fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Scudder Cash Management QP Trust, or entities for the which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a fund in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with a fund's investment policies and restrictions.

A Fund will invest Uninvested Cash in Central Funds only to the extent that a fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Convertible And Preferred Securities. Subject to its investment objectives and policies, each Fund may invest in convertible securities, which are ordinarily preferred stock or long-term debt obligations of an issuer convertible at a stated exchange rate into common stock of the issuer. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure, are consequently of higher quality, and entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The convertible debt securities in which each Fund may invest are subject to the same rating criteria and downgrade policy as the Fund's investments in fixed income securities.

Each Fund, subject to its investment objectives, may purchase preferred stock. Preferred stock is an equity security, but possesses certain attributes of debt securities and is generally considered a fixed income security. Holders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stock generally entails less risk than common stocks. Upon liquidation, preferred stock is entitled to a specified liquidation preference, which is generally the same as the par or stated value, and is senior in right of payment to common stock. However, preferred stock is an equity security in that it does not represent a liability of the issuer and therefore does not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stock is subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.


Warrants. The Scudder High Income Plus Fund may invest in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a period of years or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security.


Municipal Securities. The Funds may, to a limited extent, invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the US (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from state and local taxes). Municipal securities may also be issued on a taxable basis (i.e., the interest on such securities is not exempt from regular federal income tax).

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities also include "private activity" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

The two principal classifications of municipal securities are "general obligations" and "revenue obligations. " General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer may also be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications.

For the purpose of applying a Fund's investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the Advisor based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.

One or a small number of institutional investors such as a Fund may purchase an entire issue of municipal securities. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities can be readily marketable.

The obligations of an issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, because of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a municipal security may be materially affected.

Municipal Leases, Certificates of Participation and other Participation Interests. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of `non-appropriation' clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a Fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a Fund's original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Funds' respective limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Advisor, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such Fund's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund. No Fund may invest more than 5% of its net assets in municipal leases.

Each of the Funds may purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days notice, of all or any part of the Fund's participation interest in the underlying municipal security, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and Revenue Anticipation Notes combine the funding sources of both Tax Anticipation Notes and Revenue Anticipation Notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

Private Activity and Industrial Development Bonds. Each of the Funds may invest in private activity and industrial development bonds, which are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Tax-Exempt Commercial Paper. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Pre-Refunded Municipal Securities. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding the source of such payments of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Advisor, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate. Each Fund intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Advisor, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel's opinion in any particular case, there is a risk that a Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. Each Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Auction Rate Securities. Auction rate securities in which the Funds may invest consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code").

A Fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the 1940 Act. These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of the Fund's assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies.

Private Activity Bonds. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a Fund (including a Fund's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax.

Mortgage-Backed and Asset-Backed Securities

General. Each Fund may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Each Fund may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of US Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. Many mortgage and asset-backed securities may be considered derivative instruments.

Mortgage-Backed. Each of the Funds may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. A Fund may invest in mortgage-backed securities issued or guaranteed by US Government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the US Government. Obligations of FNMA and FHLMC are not backed by the full faith and credit of the US Government but are considered to be of high quality since they are considered to be instrumentalities of the US. The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of Federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.

Each Fund may invest in mortgage-backed securities issued by non-governmental entities including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series that have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by US Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, including "regular" interests and "residual" interests. The Funds do not intend to acquire residual interests in REMICs, due to certain disadvantages for regulated investment companies that acquire such interests. Mortgage-backed securities are subject to unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Advisor believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the Advisor, is three years or less at the time of purchase of the security by a Fund. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the Advisor will monitor the average life of the portfolio securities of each Fund with a portfolio maturity policy and make needed adjustments to comply with such Funds' policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the Advisor will be the actual average life of such securities.


The Scudder Fixed Income Fund and Scudder Short Duration Fund may at times, invest a significant percentage of their assets in CMOs.


Asset-Backed Securities. Each Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset-backed securities may be considered derivative instruments. The Scudder Short Duration Fund may, at times, invest a significant percentage of its assets in asset-backed securities.

Securities of Foreign Issuers


Foreign Securities. Subject to their respective investment objectives and policies, each of the Funds may invest in securities of foreign issuers and supranational entities. While the non-US investments of Scudder High Income Plus Fund may be denominated in any currency, the investments of Scudder Fixed Income Fund and Scudder Short Duration Fund in foreign securities may be denominated only in the US dollar. Foreign securities may offer investment opportunities not available in the US, but such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also, in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices differ and there may be difficulty in enforcing legal rights outside the US. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the US, which could affect the liquidity of the Funds' portfolios. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities.

If the Advisor increases Scudder High Income Plus Fund's exposure to a foreign currency, and that currency's value subsequently falls, the Advisor's currency management may result in increased losses to the Fund. If the Advisor hedges the Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation.


Foreign Government Securities. The foreign government securities in which each of the Funds may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Each of the Funds may invest in foreign government securities in the form of American Depository Receipts. Foreign government securities also include debt securities of supranational entities. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the InterAmerican Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.


Investment in Emerging Markets. The Scudder High Income Plus Fund may invest to varying degrees in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized, or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Fund's investments in these countries illiquid and more volatile than investments in most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in some of these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and may be difficult as a result to assess the value or prospects of an investment in those countries. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries.

Equity and Equity Related Securities. The Funds may invest in common stock and preferred stock and, in addition, the Scudder High Income Plus Fund may invest in warrants, purchased call options and other rights to acquire stock. The market value of an equity security will increase or decrease depending on market conditions. This affects the value of the shares of a Fund, and the value of your investment.

Currency Management Techniques. The instruments involved in currency-related transactions may be considered derivative instruments. The Scudder High Income Plus Fund may each enter into currency-related transactions to attempt to protect against an anticipated rise in the US dollar price of securities that it intends to purchase. In addition, the Fund may enter into currency-related transactions to attempt to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the US dollar. The forecasting of currency market movements is extremely difficult and there can be no assurance that currency hedging strategies will be successful. If the Advisor is incorrect in its forecast, currency hedging strategies may result in investment performance worse than if the strategies were not attempted. In addition, forward contracts and over-the-counter currency options may be illiquid and are subject to the risk that the counterparty will default on its obligations.

Forward Foreign Currency Exchange Contracts. The Scudder High Income Plus Fund may exchange currencies in the normal course of managing its investments in foreign securities and may incur costs in doing so because a foreign exchange dealer will charge a fee for conversion. The Fund may conduct foreign currency exchange transactions on a "spot" basis (i.e., for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. The Fund also may enter into forward foreign currency exchange contracts ("forward currency contracts") or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a profit based on the difference between the price at which a foreign currency is sold to the Fund and the price at which the dealer will cover the purchase in the foreign currency market. Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the currency.


A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a "spread" or profit on each transaction.

At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Fund may use forward currency transactions in an attempt to hedge against losses, or where possible, to add to investment returns. For the purposes of hedging, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of US dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the US dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the US dollar, it may cause the Fund to enter into a forward contract to sell, for a fixed amount of US dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.


Using forward currency contracts in an attempt to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

The Fund or the Fund's custodian will place cash or liquid securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency contracts requiring the Fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or liquid securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although forward currency contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, the Fund's ability to utilize forward currency contracts may be restricted. In addition, a particular forward currency contract and assets used to cover such contract may be illiquid.

The Fund generally will not enter into a forward currency contract with a term of greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

While the Fund will enter into forward currency contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign currency exchange loss. Forward currency contracts may be considered derivative instruments.

Options on Securities, Securities Indices and Foreign Currencies


General. The Scudder High Income Plus Fund may write covered put and call options and purchase put and call options. Such options may relate to particular securities, to various stock indices, or to currencies. The Fund may write call and put options which are issued by the Options Clearing Corporation (the "OCC") or which are traded on US and non-US exchanges and over-the-counter. These instruments may be considered derivative instruments.

Written Options. The Scudder High Income Plus Fund may write (sell) covered put and call options on securities and enter into related closing transactions. The Fund may receive fees (referred to as "premiums") for granting the rights evidenced by the options. However, in return for the premium for a written call option, the Fund assumes certain risks. For example, in the case of a written call option, the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the Fund to purchase an underlying security from the option holder at the specified price at any time during the option period. In contrast, a call option written by the Fund gives to its purchaser the right to compel the Fund to sell an underlying security to the option holder at a specified price at any time during the option period. Upon the exercise of a put option written by the Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All options written by the Fund are covered. In the case of a call option, this means that the Fund will own the securities subject to the option or an offsetting call option as long as the written option is outstanding, or will have the absolute and immediate right to acquire other securities that are the same as those subject to the written option. In the case of a put option, this means that the Fund will deposit cash or liquid securities in a segregated account with the custodian with a value at least equal to the exercise price of the put option.

Purchased Options. The Scudder High Income Plus Fund may also purchase put and call options on securities. A put option entitles the Fund to sell, and a call option entitles the Fund to buy, a specified security at a specified price during the term of the option. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.

The Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If the Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell, or deliver a security it would otherwise retain.

The Fund may purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter. A Fund may also purchase and sell options traded on recognized foreign exchanges. There can be no assurance that a liquid secondary market will exist for any particular option. Over-the-counter options also involve the risk that a counterparty will fail to meet its obligation under the option.


Other Considerations. The Funds will engage in over-the-counter ("OTC") options only with broker-dealers deemed creditworthy by the Advisor. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Fund bears the risk that the broker-dealer may fail to meet its obligations. There is no assurance that the Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the OCC, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

When the Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission paid by the Fund) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be marked-to-market on an ongoing basis to reflect the current value of the option purchased or written. The current value of a traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds to the Fund from the exercise will be increased by the net premium originally received, and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities, securities indices and currencies. For example, there are significant differences between the securities markets, currency markets and the corresponding options markets that could result in imperfect correlations, causing a given option transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a US or non-US securities exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for options may not conform to the hours during which the underlying securities and currencies are traded. To the extent that the options markets close before the markets for the underlying securities and currencies, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The risks described above also apply to options on futures, which are discussed below.

Futures Contracts and Related Options


General. When deemed advisable by the Advisor, Scudder High Income Plus Fund may enter into futures contracts and purchase and write options on futures contracts to hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes. The Fund may purchase and sell financial futures contracts, including stock index futures, and purchase and write related options. The Fund may engage in futures and related options transactions for hedging and non-hedging purposes as defined in regulations of the Commodity Futures Trading Commission. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Funds to segregate cash or liquid securities with a value equal to the amount of the Fund's obligations.


Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell a particular financial instrument for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). Futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a commodity or financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price.

When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Funds, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.


Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.


Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that the Funds proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of the Advisor, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular cash securities, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option,the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The Fund may use options on futures contracts solely for bona fide hedging or other non-hedging purposes as described below.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Scudder High Income Plus Fund may enter are currency, and other types of swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


The Scudder High Income Plus Fund may invest up to ___% of its total assets in credit default swaps. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value", of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. No more than __% of the Fund's assets may be invested in credit default swaps for purposes of buying credit protection. Where the Fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Fund currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Fund's restrictions on investing in illiquid securities.

If the Fund is a buyer of a credit default swap and no event of default occurs, the Fund will lose its investment and recover nothing. However, if the Fund is a buyer and an event of default occurs, the Fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly.

The Fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the Fund is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the Fund's restrictions on investing in illiquid securities. The Fund may invest up to __% of its total assets in swap certificates.

Other Considerations. The Scudder High Income Plus Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes as permitted by CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Fund will determine that the price fluctuations in the futures contracts and options on futures used by it for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are denominated) that the Fund intends to purchase. As evidence of this hedging intent, the Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to compliance with the bona fide hedging definition, a CFTC regulation now permits the Fund to elect to comply with a different test under which the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company. See "Taxes."

The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by its custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating the Fund to purchase securities, require the Fund to segregate cash or liquid securities in an account maintained with its custodian to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by the Fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position prior to its maturity date.

In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The risk of imperfect correlation may be minimized by investing in contracts whose price behavior is expected to resemble that of the Fund's underlying securities. The Fund will attempt to minimize the risk that it will be unable to close out futures positions by entering into such transactions on a national exchange with an active and liquid secondary market.


Limitations and Risks Associated with Transactions in Options, Futures Contracts and Options on Futures Contracts

Options and futures transactions involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Advisor may cause the Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. In accordance with a position taken by the Commission, each Fund will limit its investments in illiquid securities to 15% of the Fund's net assets.

Options and futures transactions are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of stock prices and other economic factors. The loss that may be incurred by a Fund in entering into futures contracts and written options thereon is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses.

Except as set forth above under "Futures Contracts and Options on Futures Contracts", there is no limit on the percentage of the assets of Scudder High Income Plus Fund that may be at risk with respect to futures contracts and related options. The Fund may not invest more than 25% of its total assets in purchased protective put options. The Fund's transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Taxes" below. Options, futures contracts and options on futures contracts are derivative instruments.

Repurchase Agreements. Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. The Fund's custodian will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the repurchase price, but repurchase agreements involve some credit risk to a Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trust's Board of Trustees.

For purposes of the 1940 Act and, generally, for tax purposes, a repurchase agreement is considered to be a loan from the Fund to the seller of the obligation. For other purposes, it is not clear whether a court would consider such an obligation as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the obligation before its repurchase, under the repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such delays may result in a loss of interest or decline in price of the obligation.

If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the obligation, the Fund may be treated as an unsecured creditor of the seller and required to return the obligation to the seller's estate. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Advisor seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller of the obligation. In addition to the risk of bankruptcy or insolvency proceedings, there is the risk that the seller may fail to repurchase the security. However, if the market value of the obligation falls below an amount equal to 102% of the repurchase price (including accrued interest), the seller of the obligation will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

"When-Issued" Purchases and Forward Commitments (Delayed Delivery). Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment may take place up to 90 days after the date of the commitment to purchase for equity securities, and up to 45 days after such date for fixed income securities. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates. A Fund will purchase securities on a "when-issued" or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed appropriate by the Advisor, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a gain or loss, and distributions attributable to any such gain would be taxable to shareholders.

When a Fund agrees to purchase securities on a "when-issued" or forward commitment basis, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. The market value of a Fund's net assets will generally fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 33% of the value of its total assets. When a Fund engages in "when-issued" and forward commitment transactions, it relies on the other party to the transaction to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest or dividends on the securities it has committed to purchase until the settlement date.

Borrowing. Each Fund may borrow for temporary or emergency purposes. This borrowing may be unsecured. Among the forms of borrowing in which each Fund may engage is entering into reverse repurchase agreements. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Fund is required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To the extent a Fund borrows money, positive or negative performance by the Fund's investments may be magnified. Any gain in the value, or income earned on the holding, of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Fund's shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased, or cost in excess of income earned, would cause the net asset value of the Fund's shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased or from income received as a holder of those securities. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See "Investment Restrictions."

Lending Portfolio Securities. Each Fund, other than the Scudder Fixed Income Fund, may lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made by a Fund, may not exceed 33 1/3% of the value of the Fund's total assets. A Fund's loans of securities will be collateralized by cash, cash equivalents or US Government securities. The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in a segregated account with the Fund's custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable.

By lending portfolio securities, a Fund can increase its income by continuing to receive amounts equal to the interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when US Government securities are used as collateral. A Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as amounts equal to the dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and
(vi) voting rights on the loaned securities may pass to the borrower except that, if a material event will occur affecting the investment in the loaned securities, the Fund must terminate the loan in time to vote the securities on such event.


Diversification. Each Fund is "diversified" under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See "Investment Restrictions" above and "Taxes" below.


Concentration of Investments. As a matter of fundamental policy, no Fund may invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except US Government securities).

Mortgage Dollar Rolls. Each of the Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds may enter into both covered and uncovered rolls.

Restricted Securities. Each of the Funds may invest to a limited extent in restricted securities. Restricted securities are securities that may not be sold freely to the public without prior registration under federal securities laws or an exemption from registration. Restricted securities will be considered illiquid unless they are restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933. Although Rule 144A Securities have not been registered under the Securities Act, they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market may affect the value of the Rule 144A Securities. The Fund's Board of Trustees has established guidelines and procedures for the Advisor to utilize to determine the liquidity of such securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

Other Investment Companies. Each Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other US-registered investment companies. In addition, a Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company. A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

Temporary Defensive Investments. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, each of the Funds may invest up to 100% of its assets in cash and money market instruments, including securities issued or guaranteed by the US Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor's or P-1 by Moody's, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

Commercial Paper. Commercial paper is a short-term, unsecured negotiable promissory note of a US or non-US issuer. Each of the Funds may purchase commercial paper. Each Fund may also invest in variable rate master demand notes which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between a Fund and an issuer, and are not normally traded in a secondary market. A Fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The Advisor will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also "Fixed Income Securities -- Variable and Floating Rate Instruments."

Bank Obligations. Each Fund's investments in money market instruments may include certificates of deposit, time deposits and bankers' acceptances. Certificates of Deposit ("CDs") are short-term negotiable obligations of commercial banks. Time Deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

US commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). US banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, US branches of US banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. US savings and loan associations, the CDs of which may be purchased by the Funds, are supervised and subject to examination by the Office of Thrift Supervision. US savings and loan associations are insured by the Savings Association Insurance Fund which is administered by the FDIC and backed by the full faith and credit of the US Government.

                        MANAGEMENT OF THE TRUST AND FUNDS

Code of Ethics

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust's Code of Ethics permits access persons of the Funds to invest in securities for their own accounts, but requires compliance with the Code's preclearance requirements, subject to certain exceptions. In addition, the Trust's Code provides for trading blackout periods that prohibit trading by personnel within periods of trading by the Funds in the same security. The Trust's Code prohibits short term trading profits, prohibits personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Funds' advisor and its affiliates (including each Fund's Distributor, Scudder Distributors, Inc. ("SDI")) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act ("Consolidated Code"). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Funds for their own accounts, subject to compliance with the Consolidated Code's preclearance and other requirements. Among other things, the Consolidated Code provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Funds in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

Portfolio Turnover. A Fund's portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. A Fund may sell securities held for a short time in order to take advantage of what the Advisor believes to be temporary disparities in normal yield relationships between securities. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to a Fund. A high rate of portfolio turnover will also increase the likelihood of net short-term capital gains (distributions of which are taxable to shareholders as ordinary income).

The following table sets forth the portfolio turnover rates for each Fund during the periods indicated:


                                                     For the Fiscal Year Ended
                                                     -------------------------
                                                     2004                2003
                                                     ----                ----

Scudder Fixed Income Fund                            91%                 290%

Scudder Short Duration Fund                          236%                322%

Scudder High Income Plus Fund                        152%                143%


Administrator. Deutsche Asset Management, Inc. (the "Administrator"), 345 Park Avenue, New York, New York 10154, serves as the Trust's administrator pursuant to an Administration Agreement dated August 27, 1998. Pursuant to the Administration Agreement, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies including the Commission and state securities commissions; and provide accounting and bookkeeping services for each Fund, including the computation of each Fund's net asset value, net investment income and net realized capital gains, if any.

For its services under the Administration Agreement, the Administrator receives a monthly fee at the following annual rates of the aggregate average daily net assets of each Fund: 0.12% (0.10% for the premier Class of Scudder High Income Plus Fund). The Administrator will pay Accounting Agency and Transfer Agency fees out of the Administration fee. Previously, these fees were charged directly to each Fund. Net Fund Operating Expenses will remain unchanged since the Advisor has agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit Fund Operating Expenses of each Fund to the specified percentage of the Fund's net assets as described in the Expense Information tables in the Prospectus.


The following table sets forth the net administration fees that each Fund paid the Administrator during the periods indicated:


                                                                 For the Fiscal Year Ended
                                                                 -------------------------
                                                  2004                     2003                     2002
                                                  ----                     ----                     ----

Scudder Fixed Income Fund                     $1,275,908                $1,293,043                 $989,459

Scudder Short Duration Fund                     $241,972                  $172,380                  $56,515

Scudder High Income Plus Fund                   $327,306                  $458,342                 $420,964


The Administration Agreement provides that the Administrator will not be liable under the Administration Agreement except for bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Expenses of the Trust. The expenses borne by each Fund include: (i) fees and expenses of any investment advisor and any administrator of the Fund; (ii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iii) brokers' commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal expenses; (vi) interest, insurance premiums, taxes or governmental fees; (vii) clerical expenses of issue, redemption or repurchase of shares of the Fund; (viii) the expenses of and fees for registering or qualifying shares of the Fund for sale and of maintaining the registration of the Fund and registering the Fund as a broker or a dealer; (ix) the fees and expenses of Trustees who are not affiliated with the Advisor; (x) the fees or disbursements of custodians of the Fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xi) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xii) charges and expenses of the Trust's auditor; (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and (xiv) expenses of an extraordinary and nonrecurring nature.

Transfer Agent. Scudder Investments Service Company (the "Transfer Agent" or "SISC"), has been retained to act as transfer and dividend disbursing agent pursuant to a transfer agency agreement (the "Transfer Agency Agreement"), under which the Transfer Agent (i) maintains record shareholder accounts, and (ii) makes periodic reports to the Trust's Board of Trustees concerning the operations of each Fund.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund.

Distributor. The Trust, on behalf of each Fund, has entered into a distribution agreement (the "Distribution Agreement") pursuant to which Scudder Distributors, Inc., (the "Distributor" or "SDI"), as agent, serves as principal underwriter for the continuous offering of shares of each Fund. The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of each

Fund, although it is not obligated to sell any particular amount of shares. Certain classes of each Fund are not subject to sales loads or distribution fees. The Advisor, and not the Trust, is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of these particular classes of each Fund.


The Distribution Agreement will remain in effect for one year from its effective date and will continue in effect thereafter only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of such parties. The Distribution Agreement was most recently approved on August 5 and 6, 2004 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to the Distribution Agreement or "interested persons" of any such parties. The Distribution Agreement is terminable, as to a Fund, by vote of the Board of Trustees, or by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Distributor. The Distributor may terminate the Distribution Agreement at any time without penalty on 60 days' written notice to the Trust.


Class A, B, C and R Shares Only. In addition, with respect to Class A, B, C and R Shares of Scudder Fixed Income Fund, Classes A, B and C of Scudder High Income Plus Fund and Class A, B and C shares of Scudder Short Duration Fund, these classes may enter into shareholder servicing agreements with certain financial institutions to act as shareholder servicing agents, pursuant to which the Distributor will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Scudder Short Duration Fund, Scudder High Income Plus Fund and Scudder Fixed Income Fund may also enter into shareholder servicing agreements pursuant to which the Advisor or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or shareholder servicing agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the shareholder servicing agents in connection with the shareholder servicing agreements, the Trust may be required to alter materially or discontinue its arrangements with the shareholder servicing agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this SAI in conjunction with any such institution's fee schedule.

As compensation for providing distribution and shareholder services as described above for the Class A shares, the Distributor receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A shares. With respect to the Class A shares, the Distributor expects to allocate up to all of its fee to participating dealers and shareholder servicing agents. As compensation for providing distribution and shareholder services as described above for the Class B and C shares, the Distributor receives an annual fee, paid monthly, equal to 0.75% of the respective average daily net assets attributable to such class. In addition, with respect to the Class B and C shares, the Distributor receives a shareholder servicing fee at an annual rate of 0.25% of their respective average daily net assets. As compensation for providing distribution and shareholder services as described above for the Class R shares, the Distributor receives an annual fee, paid monthly, equal to 0.50% of the average daily net assets of the Class R shares. (See the Prospectus.) For the fiscal year ended October 31, 2004, the Funds paid shareholder servicing and distribution fees as follows:


                                                                                     Shareholder
Fund And Class                                               Distribution Fee       Servicing Fee         CDSC Fees Paid
--------------                                               ----------------       -------------         --------------

Scudder Fixed Income Fund - Class A                            $469,413                      NA                     NA
Scudder Fixed Income Fund - Class B                            $327,361                $105,680               $141,098
Scudder Fixed Income Fund - Class C                            $396,684                $119,126                $27,393
Scudder Fixed Income Fund - Class R                              $2,556                  $2,475                     NA
Scudder Fixed Income Fund - Investment Class                         NA                $197,383                     NA

Scudder Short Duration Fund - Class A*                         $168,046                      NA                     NA
Scudder Short Duration Fund - Class B*                          $69,024                 $23,008                $34,351
Scudder Short Duration Fund - Class C*                         $260,631                 $86,877                $42,786

Scudder High Income Plus Fund - Class A                              NA                      NA                     NA
Scudder High Income Plus Fund - Class B                              NA                      NA                     NA
Scudder High Income Plus Fund - Class C                              NA                      NA                     NA
Scudder High Income Plus Fund - Investment Class                     NA                 $59,619                     NA

* For the period February 28, 2003 (commencement of sales of Class A, B and C shares) to October 31, 2003.


Scudder High Income Plus Fund first offered Class A, Class B, Class C shares with their Prospectus dated February 1, 2005 and therefore, has no fees to report for those classes.


Scudder Fixed Income Fund Class A, B and C shares were offered for the first time with their Prospectus dated June 28, 2002. Scudder Fixed Income Fund Class R shares were offered for the first time with its Prospectus dated October 1, 2003. Scudder Short Duration Fund Class A, B and C shares were offered for the first time with their prospectus dated February 28, 2003.

Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by their shareholders. High Income Plus Fund and Fixed Income Fund have adopted plans of distribution for their Class A, B, C and R Shares (the "Plans"). Under each plan, each Fund pays a fee to the Distributor for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and the Distributor is authorized to make payments out of its fee to participating dealers and shareholder servicing agents. The Plans will remain in effect from year to year as specifically approved (a) at least annually by the Board of Trustees and (b) by the affirmative vote of a majority of the Independent Trustees, by votes cast in person at a meeting called for such purpose.

In approving the Plans, the Trustees concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Funds and their shareholders. The Plans will be renewed only if the Board of Trustees makes a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the applicable Fund. The Plans may be terminated at any time by the vote of a majority of the Independent Trustees or by a vote of a majority of the Fund's outstanding shares.

During the continuance of the Plans, the Trustees will be provided for its review, at least quarterly, a written report concerning the payments made under the Plans to the Distributor pursuant to the Distribution Agreement and to participating dealers pursuant to any sub-distribution agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Independent Trustees will be committed to the discretion of the Independent Trustees then in office.

Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to the Distributor under the Plans. Payments under the Plans are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Class A or Class R Shares is less than 0.25% of the Class A Shares' average daily net assets for any period or if the cost of providing distribution services to the Class B and C Shares is less than 0.75% of the classes' respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by the Distributor. The Plans do not provide for any charges to High Income Plus Fund or Fixed Income Fund for excess amounts expended by the Distributor and, if any of the Plans is terminated in accordance with its terms, the obligation of the respective Fund to make payments to the Distributor pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans, the Distributor pays the distribution-related expenses of each Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

During the fiscal year ended October 31, 2004, the Distributor received commissions on the sale of Scudder Fixed Income Fund and Scudder Short Duration Funds' Class A and Class C shares as follows:


Fund Name and Class                         Fees Paid
-------------------                         ---------

Scudder Fixed Income Fund - Class A         $71,852
Scudder Fixed Income Fund - Class C         $3

Scudder Short Duration Fund - Class A       $28,905
Scudder Short Duration Fund - Class C       $20

Scudder High Income Plus Fund Class A and Class C shares commenced operations on February 1, 2005 and therefore, have no information to report during this period.


Custodian. Brown Brothers Harriman and Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian
(i) maintains separate accounts in the name of a Fund, (ii) holds and transfers portfolio securities on account of a Fund, (iii) accepts receipts and makes disbursements of money on behalf of a Fund, (iv) collects and receives all income and other payments and distributions on account of a Fund's portfolio securities and (v) makes periodic reports to the Trust's Board of Trustees concerning a Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of a Fund.

Effective April 4, 2003 the Scudder Fixed Income Fund, Scudder Short Duration Fund and Scudder High Income Fund's Custodian is State Street Bank and Trust Company ("SSB"). The Board of Trustees approved changing the Fund's Custodian at Board Meetings held on February 24, 2003 and March 27, 2003. State Street Bank and Trust Company's offices are located at One Heritage Drive -- JPB/2N, North Quincy, MA 02171.

Service Plan (B, C and Investment Class Shares Only). Each Fund has adopted a service plan (the "Service Plan") with respect to its B, C and Investment Class shares which authorizes it to compensate service organizations whose customers invest in B, C and Investment shares of the Fund for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Service Plans, a Fund may enter into agreements with service organizations ("Service Agreements"). Under such Service Agreements or otherwise, the service organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Investment shares beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the service shares owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Trust or applicable Fund; (iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Investment shares; (v) receiving and transmitting funds representing the purchase price or redemption proceeds of such Investment shares; (vi) participant level recordkeeping, sub-accounting, and other administrative services in connection with the entry of purchase and redemption orders for the Service Plan; (vii) withholding sums required by applicable authorities; (viii) providing daily violation services to the Service Plans; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refunds and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 ("ERISA"); and (xi) providing prospectuses, proxy materials and other documents of the Fund to participants as may be required by law.

As compensation for such services, each service organization of a Fund is entitled to receive a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Fund's Investment shares attributable to customers of such service organization. Service organizations may from time to time be required to meet certain other criteria in order to receive service fees.

In accordance with the terms of the Service Plans, the officers of the Trust provide to the Trust's Board of Trustees for their review periodically a written report of services performed by and fees paid to each service organization under the Service Agreements and Service Plans.

Pursuant to the Service Plans, Investment Class shares of a Fund that are beneficially owned by customers of a Service Organization will convert automatically to Institutional shares of the same Fund in the event that such Service Organization's Service Agreement expires or is terminated. Customers of a Service Organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974 ("ERISA") may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Investment shares of the Fund. Service Organizations that are subject to the jurisdiction of the Commission, the Department of Labor or state securities commissions are urged to consult their own legal advisors before investing fiduciary assets in Investment shares and receiving service fees.

The Trust believes that fiduciaries of ERISA plans may properly receive fees under a Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. Those standards are designed to help ensure that the fiduciary's decisions are made in the best interests of the plan and are not colored by self-interest.

Section 403(c)(1) of ERISA provides, in part, that the assets of an ERISA plan shall be held for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interests of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3(14) includes within the definition of "party in interest" with respect to a plan any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it would also prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account. Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under a Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries or for defraying reasonable expenses of administering the ERISA plan for which the ERISA plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary's receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

Portfolio Transactions.

The Advisor is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker-dealer. In seeking most favorable net results, the Advisor will not include the value of any research services received. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid by comparing them with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

When selecting a broker-dealer to effect portfolio transactions on behalf of a Fund, the Advisor may, provided that it can be done consistently with the policy of obtaining the most favorable net results, consider the activities of the broker-dealer in selling shares of any Scudder-branded (funds marketed with the Scudder name), open-end investment company. The Advisor has informed the Board of each Scudder-branded, open-end investment company of these practices and has undertaken to provide to the Boards regular reports about its selection of broker-dealers to effect portfolio transactions. The Advisor believes that these reports are important because it recognizes that it or its affiliates may derive some benefit from these practices. The Advisor and its affiliates expect that each of the Funds will benefit by the direction of orders of the Funds to broker-dealers in consideration of those broker-dealers' sales of the Scudder-branded, open-end funds in general.

Commission rates, being a component of price, are considered together with such factors. Where transactions are effected on a foreign securities exchange, the Fund employs brokers, generally at fixed commission rates. Commissions on transactions on US securities exchanges are subject to negotiation. Where transactions are effected in the over-the-counter market or third market, the Fund deals with the primary market makers unless a more favorable result is obtainable elsewhere. The Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In affecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker-dealers who supply research services to the Advisor or a Fund. The term "research services" may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Consistent with its duty to seek most favorable net results, the Advisor is authorized when placing portfolio transactions, if applicable, to cause a Fund to pay a brokerage commission in excess of that which another broker-dealer might charge for executing the same transaction on account of execution services, even in circumstances when the Advisor receives proprietary research services. The Advisor does not consider third party research services in selecting brokers. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain proprietary research services from broker-dealers may be useful to the Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighted and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than the Fund and not at all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker-dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

Supplemental research information utilized by the Advisor is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor. The Trustees will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Advisor for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

For the fiscal year ended October 31, 2002, and October 31, 2003 the Trust, which includes the Funds, paid $2,243,000 and $3,069,000 respectively in brokerage commissions.


Each Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of October 31, 2004 the Funds held the following securities of their regular brokers or dealers:

Scudder Fixed Income Fund:


                                                                            Value of Securities Owned as of
Name of Regular Broker or Dealer or Parent (Issuer)                                 October 31, 2004
---------------------------------------------------                                 ----------------


Scudder Short Duration Fund:


                                                                            Value of Securities Owned as of
Name of Regular Broker or Dealer or Parent (Issuer)                                 October 31, 2004
---------------------------------------------------                                 ----------------




Scudder High Income Plus Fund:


                                                                            Value of Securities Owned as of
Name of Regular Broker or Dealer or Parent (Issuer)                                 October 31, 2004
---------------------------------------------------                                 ----------------



                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund's transfer agent, the transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of a Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries would submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless a Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell (Not applicable to Class R shares). QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. A Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Fees generally charged to IRA accounts will be charged to accounts of Deutsche or Scudder employees and directors.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.


SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for Scudder-branded plans by ADP, Inc. under an alliance with SDI and its affiliates, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission. Furthermore, SDI may, from time to time, pay or allow to firms a 0.25% commission on the amount of Class R shares of Scudder Fixed Income Fund sold.


In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a Fund, or other funds underwritten by SDI.


Upon notice to all dealers, SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. Scudder Distributors, Inc. ("SDI") may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:


          Compensation Schedule #1(1)               Compensation Schedule #2(2)       Compensation Schedule #3(2)(3)
          ---------------------------               ---------------------------       ------------------------------
                                       As a                              As a                                As a
                                  Percentage of                      Percentage of                        Percentage
            Amount of                  Net           Amount of           Net            Amount of           of Net
           Shares Sold             Asset Value      Shares Sold       Asset Value      Shares Sold       Asset Value
           -----------             -----------      -----------       -----------      -----------       -----------

$1 million to $5 million              1.00%      Under $15 million       0.75%      Over $15 million    0.25% - 0.50%
Over $5 million to $50 million        0.50%             --                --               --                --
Over $50 million                      0.25%             --                --               --                --


(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the small plan subaccount recordkeeping system made available through SISCADP, Inc. under an alliance with SDI and its affiliates. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in each Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below.

(2) Compensation Schedules 2 and 3 apply to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. Plans whose assets grow beyond $15 million will convert to Compensation Schedule #3 after being re-underwritten. When a plan's assets exceed $15 million, the Plan Sponsor may request to be re-underwritten by contacting its Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

(3) SDI compensates UBS Financial Services in accordance with Premium Plan Compensation Schedule #2.




SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any "purchaser," which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

Scudder Fixed Income Fund and
Scudder High Income Plus Fund

                                          Sales Charge
                                          ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of    As a Percentage of      as a Percentage of
Amount of Purchase                          Offering Price(1)    Net Asset Value(2)        Offering Price
------------------                          -----------------    ------------------        --------------

Less than $100,000                                4.50%                4.71%                   4.00%
$100,000 but less than $250,000                   3.50                 3.63                    3.00
$250,000 but less than $500,000                   2.60                 2.67                    2.25
$500,000 but less than $1 million                 2.00                 2.04                    1.75
$1 million and over                                .00(3)               .00(3)                  .00(4)

Scudder Short Duration Fund

                                          Sales Charge
                                          ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of    As a Percentage of     as a Percentage of
Amount of Purchase                          Offering Price(1)    Net Asset Value(2)        Offering Price
------------------                          -----------------    ------------------        --------------

Less than $100,000                                2.75%                2.83%                   2.25%
$100,000 but less than $250,000                   2.50%                2.56%                   2.00%
$250,000 but less than $500,000                   2.00%                2.04%                   1.75%
$500,000 but less than $1 million                 1.50%                1.52%                   1.25%
$1 million and over                                .00(3)               .00(3)                  .00(4)

(1)   The Offering Price Includes the sales charge.

(2)   Rounded to the nearest one-hundredth percent.

(3) Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

(4)   Commission is payable by SDI as discussed below.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. The Fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any Scudder Funds that bear a sales charge.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system may include: (a) Money Market Funds as "Scudder Funds", (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a) a current or former director or trustee of Deutsche or Scudder mutual funds;

(b) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Fund;

(c) certain professionals who assist in the promotion of Scudder mutual funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f) persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(g) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(h) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(i) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(j) (1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans"), made available through ADP, Inc. under an alliance with SDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees and (2) investors investing $1 million or more, either as a lump sum or through the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above (collectively, the "Large Order NAV Purchase Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available; and

(k) in connection with a direct "roll over" of a distribution from a Flex Plan into a Scudder IRA (this applies to Class B Shares only.)

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Purchase of Class C Shares. As of March 1, 2004, Class C shares of each fund will be offered at net asset value. No initial sales charge will be imposed. Class C shares sold without an initial sales charge will allow the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares will continue to be subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in each prospectus and Statement of Additional Information.

Multi-Class Suitability

Effective July 1, 2004: SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system ("System") maintained for Scudder-branded plans under an alliance with SDI and its affiliates ("Scudder Flex Plans" and "Scudder Choice Plans").


The following provisions apply to Scudder Flex Plans and Scudder Choice Plans.

a. Class B Share Scudder Flex Plans. Class B shares have not been sold to Scudder Flex Plans that were established on the Flex System after October 1, 2003. Orders to purchase Class B shares for a Scudder Flex Plan established on the Flex System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

b. Class C Share Scudder Flex Plans. Orders to purchase Class C shares for a Scudder Flex Plan, regardless of when such plan was established on the Flex System, will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

c. Class C Share Scudder Choice Plans. Orders to purchase Class C shares for a Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures described in (a), (b) and (c) above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.


Purchase of Institutional Class Shares. Information on how to buy Institutional Class shares is set forth in the section entitled "Buying and Selling Shares" in the relevant Fund's prospectuses. The following supplements that information. The following supplements that information. The minimum initial investment for Institutional Class shares is $1,000,000. There is no minimum subsequent investment requirement for the Institutional Class shares. The minimum amounts may be changed at any time in management's discretion.

Investors may invest in Institutional Class shares by setting up an account directly with a Fund's transfer agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Fund's transfer agent should submit purchase and redemption orders as described in the Prospectus. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Institutional Class shares, as well as Class A, B and C shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of a Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by Scudder Investments Service Company. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your financial representative or call Scudder Investments Service Company at 1-800-621-1048.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Purchase of Institutional, and Investment Class Shares. Information on how to buy shares is set forth in the section entitled `Buying and Selling Shares' in the relevant Fund's prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $1,000,000. There is no minimum subsequent investment requirement for the Institutional Class shares. The minimum initial investment for Investment Class shares is $1,000 and the minimum subsequent investment is $50. Investment Class shares are subject to an annual shareholder servicing fee of 0.25%. These minimum amounts may be changed at any time in management's discretion. There are no minimum investments for Class R shares. Class R shares are subject to an annual distribution and shareholder servicing fee of 0.50% (0.25% distribution fee and 0.25% shareholder servicing fee).


                                                      Annual 12b-1
                                                 Distribution Fees (as
                                                 a % of average daily
                               Sales Charge           net assets)          Other Information
                               ------------           -----------          -----------------

Investment Class                   None                 0.25%                 Not applicable


In order to make an initial investment in Investment Class shares of the Fund, an investor must establish an account with a service organization. Investors may invest in Premier and Institutional Class shares by setting up an account directly with each Fund's Transfer Agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Fund's Transfer Agent should submit purchase and redemption orders as described in the prospectus. Investors may invest in Class R through certain retirement and other plans. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Premier, Institutional, Investment Class and Class R shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.


Automatic Investment Plan. A shareholder may purchase shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.


Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions


Redemption fee. Effective February 1, 2005, each fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 15 (60 days in the case of Scudder High Income Plus Fund) days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.


Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to a Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A and Class C shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSCs may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2004 will be eligible for the second year's charge if redeemed on or after March 1, 2005. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;


(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates;


(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under a Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c),
(d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in the Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and


(i) in connection with the following redemptions of shares held by employer-sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliatesby the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Fund), (3) in connection with distributions qualifying under the hardship provisions of the Code, and (4) representing returns of excess contributions to such plans and (5) in connection with direct "roll over" distributions from a Flex Plan into a Scudder IRA under the Class A net asset value purchase privilege.


The Class C CDSC will be waived for the circumstances set forth in items (b),
(c), (d) and (e) for Class A shares and for the circumstances set forth in items
(g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. -- Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence.

Shares of a Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. Money market funds are not subject to the 15-Day Hold Policy.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan (Not applicable to Class R shares). The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Investment Class Shares. Shareholders of each Fund's Investment Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

Institutional Class Shares. Shareholders of each Fund's Institutional Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

Dividends and Distributions

Each Fund intends to accrue daily and distribute monthly substantially all of its net investment income (excluding short-term capital gains) resulting from investment activity. Distributions, if any, of net realized capital gains (short-term and long-term) will normally be made in December. Although the Funds do not have a policy of maintaining a stable dividend, the Funds typically seek to avoid month-to-month fluctuations in the dividend. As a result, there is a risk that a Fund's dividends in a year may exceed its taxable income, which would result in a return of capital to shareholders.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income dividends and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of a Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income (including short-term capital gain) distributions in cash and long-term capital gain distributions in shares of the same class at net asset value; or

2.    To receive income dividends and capital gain distributions in cash.

Dividends and distributions will be reinvested in Shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. To use this privilege of investing dividends and distributions of a Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in a Fund distributing the dividends. A Fund will reinvest dividend and distribution checks (and future dividends and distributions) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Dividends of investment company taxable income and distributions of net realized capital gains are taxable, whether made in shares or cash.

Each dividend distribution is accompanied by a brief explanation of the form and character of the dividend or distribution. The characterization of dividends and distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all dividends and distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend and distribution practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional dividends of net investment income or distributions of capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,

Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.


An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.


Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                                      TAXES

The following is a summary of certain material US federal income tax considerations regarding the purchase, ownership and disposition of shares in the Funds. It is not intended as a complete discussion of all of the potential federal income tax consequences that may be applicable to the Funds or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax advisor with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change, possibly with retroactive effect.

Taxation of the Funds and Their Investments

Each Fund will be treated as a separate taxpayer for US federal income tax purposes. Each Fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, each Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. For example, each Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies. Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, US government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than US government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses. Under the minimum distribution requirement, each Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year.

As a regulated investment company, each Fund will not be subject to US federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. A Fund will be subject to income tax at regular corporate rates on any taxable income or gain that it doe not distribute. The Funds intend to distribute to their shareholders, at least annually, substantially all of their investment company taxable income and net capital gains, and therefore do not anticipate incurring federal income tax liability.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Trust anticipates that the Funds will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, a Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. However, such dividends would be eligible for the dividends received deduction for corporations in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

A Fund's investment in so-called "OID bonds" and "market discount bonds" will be subject to special tax rules. An OID bond is a security that is issued at a discount from its face value (e.g., zero coupon securities). A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it also an OID bond). If a Fund invests in an OID bond it will be required to accrue in income each year for federal income tax purpose a portion of the difference between the issue price and the face value of the OID bond (the "original issue discount" or "OID"), even though the Fund will not receive corresponding cash interest payments with respect to such OID bond. This original issue discount is imputed income that will comprise a part of the Fund's investment company taxable income, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund level. If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

A Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

A Fund's investment in so called "section 1256 contracts," such as regulated futures contracts, most forward currency contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Every shareholder of a Fund will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisors as to any state and local taxes that may apply to these dividends and distributions.

Foreign Investments. Income (including, in some cases, capital gains) from investments in foreign stocks or securities may be subject to foreign taxes, including withholding and other taxes imposed by foreign jurisdictions. Tax conventions between certain countries and the US may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested in various countries will vary.

If a Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), each Fund may make an election pursuant to which certain foreign taxes paid by a Fund would be treated as having been paid directly by shareholders of the Fund. Pursuant to such election, the amount of foreign taxes paid will be included in the income of each Fund's shareholders, and such Fund's shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such Fund's shareholder will be notified after the close of each Fund's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the amount which represents income derived from sources within each such country.

The amount of foreign taxes that a shareholder may claim as a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by a Fund on the sale of foreign securities will be treated as US source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Investment in Passive Foreign Investment Companies. If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing Fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing Fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of US Shareholders

Dividends and Distributions

Each Fund intends to distribute substantially all of its net income and capital gains, if any, to shareholders each year. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund. Dividends and distributions received by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax. Each Fund's dividends and capital gain distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. Distributions declared to shareholders of record in October, November or December and paid in January are taxable on December 31.

If a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for US federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their US federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for US federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the Funds designate as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Funds. All other dividends of the Funds (including dividends from short-term capital gains) from current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

Special rules apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by a fund after December 31, 2002 from US corporations and qualifying foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the Fund from a real estate investment trust ("REIT") or another regulated investment company ("RIC") generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.

The Funds do not expect that a significant portion of their respective dividends will be eligible for treatment as qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the "extraordinary dividend" was paid, then the loss will be long-term capital loss to the extent of such "extraordinary dividend." An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for US federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings. and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sale of Shares

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of snares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

The sale or other disposition of shares of a Fund by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax.

Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

Backup Withholding

A Fund may be required to withhold US federal income tax on taxable distributions and redemption proceeds payable to shareholders who fail to provide each Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability.

Foreign Shareholders

A foreign shareholder is a shareholder that, for US federal income tax purposes, is not a US citizen or resident or a US corporation, partnership, estate or trust. Dividends (other than capital gains dividends and exempt-interest dividends) distributed to a foreign shareholder whose ownership of Fund shares is not "effectively connected" with a US trade or business carried on by such foreign shareholder generally will be subject to a US federal withholding tax of 30% unless such rate is reduced by an applicable tax treaty. However, if a foreign shareholder's ownership of Fund shares is "effectively connected" with a US trade or business carried on by such foreign shareholder, then none of the dividends distributed to that shareholder will be subject to such withholding and all of such dividends (other than exempt-interest dividends) will instead be subject to US federal income tax on a net-income basis at the rates that are applicable to US citizens or domestic corporations, as the case may be. Foreign shareholders that are treated as corporations for US federal income tax purposes also may be subject to the 30% federal branch profits tax.

Capital gains realized by foreign shareholders on the sale of Fund shares and capital gain distributions to foreign shareholders generally will not be subject to US federal income or withholding tax if the shareholder furnishes each Fund with a certificate regarding the shareholder's foreign status unless the foreign shareholder is a nonresident alien individual who is physically present in the US for more than 182 days during the taxable year and meets certain other conditions.

Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor either Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Each Fund's shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

                              TRUSTEES AND OFFICERS


The overall business and affairs of the Trust and the Funds is managed by the Board of Trustees. The Board approves all significant agreements between the Funds and persons or companies furnishing services to the Funds, including the Funds' agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing theeach Fund's affairs and for exercising the Fund powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is appointed or elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.

The following information is provided for each Trustee and Officer of the Trust and the Fund's Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an "interested person" of the Trust and Funds. Information for each Non-Independent Trustee ("Interested Trustee") follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Fund's' advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to the Trust's operations is One South Street, Baltimore, Maryland, 21202.

The following individuals hold the same position with the Funds and the Trust.

Independent Trustees

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                   Number of Funds
Fund and Length of Time    Business Experience and Directorships                                    in the Fund
Served(1,2)                During the Past 5 Years                                                  Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman         Private Equity Investor (January 1997 to present); Director, Corvis             55
5/27/37                    Corporation(3) (optical networking equipment) (July 2000 to present),
Chairman since 2004 and    Brown Investment Advisory & Trust Company (investment advisor)
Trustee since 2002         (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director,
                           Soundview Technology Group Inc. (investment banking) (July 1998 to
                           January 2004) and Director, Circon Corp.(3) (medical instruments)
                           (November 1998-January 1999); President and Chief Executive Officer,
                           The National Association of Securities Dealers, Inc. and The NASDAQ
                           Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex.
                           Brown & Sons Incorporated (now Deutsche Bank Securities Inc.)
                           (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now
                           Deutsche Bank Securities Inc.) (1976-1985)
--------------------------------------------------------------------------------------------------------------------
Richard R. Burt            Chairman, Diligence LLC (international information collection and               57
2/3/47                     risk-management firm (September 2002 to present); Chairman, IEP
Trustee since 2002         Advisors, Inc. (July 1998 to present); Member of the Board,
                           Hollinger International, Inc.(3) (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April
                           1999 to present), UBS Mutual Funds (formerly known as Brinson and
                           Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.(3)
                           International Advisory Council (July 1996 to present). Formerly,
                           Partner, McKinsey & Company (consulting) (1991-1994) and US Chief
                           Negotiator in Strategic Arms Reduction Talks (START) with former
                           Soviet Union and US Ambassador to the Federal Republic of Germany
                           (1985-1991); Member of the Board, Homestake Mining(3) (mining and exploration) (1998-February 2001), Archer Daniels Midland Company3
                           (agribusiness operations) (October 1996-June 2001) and Anchor Gaming
                           (gaming software and equipment) (March 1999-December 2001) ;
                           Chairman of the Board, Weirton Steel Corporation(3) (April
                           1996-2004)
--------------------------------------------------------------------------------------------------------------------
S. Leland Dill             Trustee, Phoenix Euclid Market Neutral Funds (since May 1998), Phoenix          55
3/28/30                    Funds (24 portfolios) (since May 2004) (registered investment
Trustee since 2002         companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick
                           (June 1956-June 1986); Director, Vintners International Company Inc.
                           (wine vintner) (June 1989-May 1992), Coutts (USA) International (January
                           1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust
                           (September 1989-May 2004)
--------------------------------------------------------------------------------------------------------------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of Business, New           55
7/15/37                    York University (since September 1964); Trustee (since January 2000) and
Trustee since 2002         Chairman of the Board (since February 2004), CREF (pension fund);
                           Trustee of the TIAA-CREF Mutual funds (53 portfolios) (since February
                           2004); Director, Japan Equity Fund, Inc. (since January 1992), Thai
                           Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since
                           January 2000) (registered investment companies). Formerly, Trustee, TIAA
                           (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual
                           Funds (January 1985- January 2001)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                   Number of Funds
Fund and Length of Time    Business Experience and Directorships                                    in the Fund
Served(1,2)                During the Past 5 Years                                                  Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and Professor, Finance           55
2/18/46                    Department, The Wharton School, University of Pennsylvania (since July
Trustee since 2002         1972); Director, Lauder Institute of International Management Studies
                           (since July 2000); Co-Director, Wharton Financial Institutions Center
                           (since July 2000). Formerly, Vice Dean and Director, Wharton
                           Undergraduate Division (July 1995-June 2000)
--------------------------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real estate) (since         55
1/31/33                    1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer
Trustee since 1993         (since 1985) and Trustee of 18 open-end mutual funds managed by Sun
                           Capital Advisers, Inc. (since 1998)
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel           President and Chief Executive Officer, The Pew Charitable Trusts                55
4/10/51                    (charitable foundation) (1994 to present); Executive Vice President,
Trustee since 2002         The Glenmede Trust Company (investment trust and wealth management)
                           (1983 to present)
--------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.       Principal, Philip Saunders Associates (economic and financial                   55
10/11/35                   consulting) (since November 1988). Formerly, Director, Financial
Trustee since 2002         Industry Consulting, Wolf & Company (consulting)(1987-1988); President,
                           John Hancock Home Mortgage Corporation (1984-1986); Senior Vice
                           President of Treasury and Financial Services, John Hancock Mutual Life
                           Insurance Company, Inc. (1982-1986)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy          Private investor since October 2003; Trustee of 18 open-end mutual funds        55
9/03/46                    managed by Sun Capital Advisers, Inc. (since October 1998). Formerly,
Trustee since 1993         Pension & Savings Trust Officer, Sprint Corporation(3)
                           (telecommunications) (since November 1989)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                   Number of Funds
Fund and Length of Time    Business Experience and Directorships                                    in the Fund
Served(1,2)                During the Past 5 Years                                                  Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth        President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May          145
1/29/40                    1983 to present).  Formerly, President and Trustee, Trust for
Trustee since 2002         Investment Managers (registered investment company) (April 1999-June
                           2002).  President, Investment Company Administration, L.L.C. (January
                           1992*-July 2001); President, Treasurer and Director, First Fund
                           Distributors, Inc. (June 1990-January 2001); Vice President,
                           Professionally Managed Portfolios (May 1991-January 2001) and Advisors
                           Series Trust (October 1996-January 2001) (registered investment companies)

                           * Inception date of the corporation which was the
                             predecessor to the L.L.C.
--------------------------------------------------------------------------------------------------------------------

Interested Trustee

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                   Number of Funds
Fund and Length of Time    Business Experience and Directorships                                    in the Fund
Served(1,2)                During the Past 5 Years                                                  Complex Overseen
--------------------------------------------------------------------------------------------------------------------
William N. Shiebler(4)     Chief Executive Officer in the Americas for Deutsche Asset Management           142
(1942)                     ("DeAM") and a member of the DeAM Global Executive Committee (since
Trustee, 2004-present      2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and
                           Senior Managing Director of Putnam Investments, Inc. and President,
                           Chief Executive Officer, and Director of Putnam Mutual Funds Inc.
                           (1990-1999)
---------------------------------------------------------------------------------------------------------------------


Officers


---------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time    Business Experience and Directorships
Served(1,2)                During the Past 5 Years
---------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters(5)      Managing Director, Deutsche Asset Management (since May 2004); President and Chief
7/14/60                    Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central
President and Chief        Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder
Executive Officer since    Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004);
2004                       President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief
                           Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund
                           Operations (1991 to 1998) UBS Global Asset Management
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time    Business Experience and Directorships
Served(1,2)                During the Past 5 Years
---------------------------------------------------------------------------------------------------------------------
Kenneth Murphy(6)          Vice President, Deutsche Asset Management (2000-present); formerly, Director, John
10/13/63                   Hancock Signature Services (1992-2000)
Vice President and
Anti-Money Laundering
Compliance Officer since
---------------------------------------------------------------------------------------------------------------------
Paul Schubert(5) (1963)    Managing Director, Deutsche Asset Management (2004-present); formerly, Executive
Chief Financial Officer,   Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS
2004-present               Global Asset Management (1994-2004)
---------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo(6)        Managing Director, Deutsche Asset Management (April 2004 to present). Formerly, Director,
8/5/57                     Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT
Treasurer since            Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager,
                           Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
---------------------------------------------------------------------------------------------------------------------
John Millette(6)           Director, Deutsche Asset Management
8/23/62
Secretary since 2003
---------------------------------------------------------------------------------------------------------------------
Lisa Hertz(5) (1970)       Assistant Vice President, Deutsche Asset Management
Assistant Secretary,
2004-present
---------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch           Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global
3/27/54                    Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002),
Assistant Secretary since  Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999);
                           Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
---------------------------------------------------------------------------------------------------------------------
Caroline Pearson(6)        Managing Director, Deutsche Asset Management
4/1/62
Assistant Secretary, since
---------------------------------------------------------------------------------------------------------------------
Bruce A. Rosenblum         Director, Deutsche Asset Management
9/14/60
Vice President since 2003
and Assistant Secretary
since
---------------------------------------------------------------------------------------------------------------------
Kevin M. Gay(6)            Vice President, Deutsche Asset Management
11/12/59
Assistant Treasurer since
2004
---------------------------------------------------------------------------------------------------------------------
Salvatore Schiavone(6)     Director, Deutsche Asset Management
11/03/65
Assistant Treasurer since
2003
---------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan          Director, Deutsche Asset Management
D'Eramo(6)
1/27/57
Assistant Treasurer since
2003
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time    Business Experience and Directorships
Served(1,2)                During the Past 5 Years
---------------------------------------------------------------------------------------------------------------------
Philip Gallo(5) 8/2/62     Managing Director, Deutsche Asset Management (2003-present). Formerly, Co-Head of
Chief Compliance Officer   Goldman Sachs Asset Management Legal (1994-2003)
2004-present
---------------------------------------------------------------------------------------------------------------------


(1) Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

(2) Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder MG Investments Trust of which these funds are each a series.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4) Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 280 Park Avenue, New York, New York.

(5)   Address: 345 Park Avenue, New York, New York

(6)   Address: Two International Place, Boston, Massachusetts 02110

Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officers' Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson: Secretary

Trustee Ownership in the Funds(1)


                                                                                  Aggregate Dollar Range of
                                          Dollar Range of Beneficial               Ownership as of 12/31/04
                                         Ownership in Scudder Fixed                in all Funds Overseen by
Trustee                                          Income Fund                    Trustee in the Fund Complex(2,3)
-------                                          -----------                    --------------------------------

Independent Trustees:
---------------------

Richard R. Burt                                                                     Over $100,000
S. Leland Dill                                                                      Over $100,000
Martin J. Gruber                                                                    Over $100,000
Joseph R. Hardiman                                                                  Over $100,000
Richard J. Herring                                                                  Over $100,000
Graham E. Jones                                                                     Over $100,000
Rebecca W. Rimel                                                                    Over $100,000
Philip Saunders, Jr.                                                                Over $100,000
William N. Searcy                                                                   Over $100,000
William N. Shiebler                                                                 Over $100,000
Robert H. Wadsworth                                                                 Over $100,000

                                                                                  Aggregate Dollar Range of
                                          Dollar Range of Beneficial               Ownership as of 12/31/04
Trustee                                   Ownership in Scudder Short               in all Funds Overseen by
                                                Duration Fund                   Trustee in the Fund Complex(2,3)
                                                -------------                   --------------------------------

Independent Trustees:
---------------------

Richard R. Burt                                                                     Over $100,000
S. Leland Dill                                                                      Over $100,000
Martin J. Gruber                                                                    Over $100,000
Joseph R. Hardiman                                                                  Over $100,000
Richard J. Herring                                                                  Over $100,000
Graham E. Jones                                                                     Over $100,000
Rebecca W. Rimel                                                                    Over $100,000
Philip Saunders, Jr.                                                                Over $100,000
William N. Searcy                                                                   Over $100,000
William N. Shiebler                                                                 Over $100,000
Robert H. Wadsworth                                                                 Over $100,000

                                                                                  Aggregate Dollar Range of
                                          Dollar Range of Beneficial               Ownership as of 12/31/04
                                          Ownership in Scudder High                in all Funds Overseen by
Trustee                                        Income Plus Fund                 Trustee in the Fund Complex(2,3)
-------                                        ----------------                 --------------------------------

Independent Trustees:
---------------------

Richard R. Burt                                                                     Over $100,000
S. Leland Dill                                                                      Over $100,000
Martin J. Gruber                                                                    Over $100,000
Joseph R. Hardiman                                                                  Over $100,000
Richard J. Herring                                                                  Over $100,000
Graham E. Jones                                                                     Over $100,000
Rebecca W. Rimel                                                                    Over $100,000
Philip Saunders, Jr.                                                                Over $100,000
William N. Searcy                                                                   Over $100,000
William N. Shiebler                                                                 Over $100,000
Robert H. Wadsworth                                                                 Over $100,000


(1) The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2) The Funds include Scudder Fixed Income Fund, Scudder Short Duration Fund and Scudder High Income Plus Fund.

(3) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

Ownership in Securities over Advisor and Related Companies

As reported to each Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds (including Deutsche Bank AG).

                                                                                   Value of         Percent of
                               Owner and                                        Securities on      Class on an
                              Relationship                                       an Aggregate       Aggregate
Independent Trustee            to Trustee        Company      Title of Class        Basis             Basis
-------------------            ----------        -------      --------------        -----             -----

Richard R. Burt                                   None
S. Leland Dill                                    None
Martin J. Gruber                                  None
Joseph R. Hardiman                                None
Richard Herring                                   None
Graham E. Jones                                   None
Rebecca W. Rimel                                  None
Philip Saunders, Jr.                              None
William N. Searcy                                 None
Robert H. Wadsworth                               None

As of December 31, 2004, the Trustees and officers of the Trust owned, as a group, less than 1% percent of the outstanding shares of each Fund.


To the best of the Fund's knowledge, as of January 19, 2004, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.


Information Concerning Committees and Meetings of Trustees

The Boards of Trustees of the Trust met six times during the calendar year ended December 31, 2003 and each Trustee attended at least 75% of the meetings of the Boards and meetings of the committees of the Boards of Trustees on which such Trustee served.

Board Committee. The Trust's Board currently has the following committees:

Audit and Compliance Committee. The Audit and Compliance Committee selects the independent auditors for each Fund, confers with the independent auditors regarding each Fund's financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit and Compliance Committee approves all significant services proposed to be performed by the independent auditors and considers the possible effect of such services on their independence. The members of the Audit and Compliance Committee are S. Leland Dill (Chair) and all of the Independent Trustees. The Audit Committee met seven times during the calendar year ended December 31, 2003.

Nominating and Governance Committee. The primary responsibilities of the Nominating and Governance Committee, consisting of all the Independent Trustees, are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met once during the calendar year ended December 31, 2003.

Valuation Committee. The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of securities held by the Fund in accordance with the Fund's Valuation Procedures. Messrs. Hale, Saunders and Wadsworth are members of the Committee with Messrs. Burt, Dill, Gruber, Hardiman, Herring, Jones, Searcy and Ms. Rimel as alternates. Two Trustees are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met four times during the calendar year ended December 31, 2003.

Additional Committees. On February 25, 2003, the Board of Trustees organized a Fixed Income Committee, an Equity Committee and an Operations Committee. The members of the Fixed Income Committee are Messrs. Jones and Searcy and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber, Hardiman and Herring. The members of the Operations Committee are Messrs. Dill, Saunders and Wadsworth. The Fixed Income, Equity and Operations Committees periodically review the investment performance and operations of the Fund. The Fixed Income Committee met five times, the Equity Committee met five times and the Operations Committee met eight times during the calendar year ended December 31, 2003.

Remuneration. Officers of the Fund receive no direct remuneration from the Fund. Officers and Trustees of the Fund who are officers or trustees of the Advisor may be considered to have received remuneration indirectly. As compensation for his or her services, each Trustee who is not an "interested person" of the Fund (as defined in the Investment Company Act) (an "Independent Trustee") receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.


Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the Fund Complex during the calendar year 2004.

                                     Compensation from          Pension or Retirement       Total Compensation Paid
                                        Scudder High             Benefits Accrued as       to Trustees from the Fund
Name of Trustee                       Income Plus Fund          Part of Fund Expenses        and the Fund Complex(1)
---------------                       ----------------          ---------------------        -----------------------

Richard R. Burt                        $1,715                            $0                       $198,370
S. Leland Dill                         $1,766                            $0                       $155,500
Martin J. Gruber                       $1,496                            $0                       $136,000
Richard T. Hale                          $0                              $0                          $0
Joseph R. Hardiman(2)                  $1,522                            $0                       $139,000
Richard J. Herring(2)                  $1,518                            $0                       $138,000
Graham E. Jones                        $1,507                            $0                       $137,000
Rebecca W. Rimel(2)                    $1,722                            $0                       $164,120
Philip Saunders, Jr.(2)                $1,518                            $0                       $138,000
William N. Searcy                      $1,708                            $0                       $149,500
Robert H. Wadsworth                    $1,518                            $0                       $171,000

                                   Compensation from         Pension or Retirement       Total Compensation Paid to
                                     Scudder Fixed            Benefits Accrued as          Trustees from the Fund
Name of Trustee                       Income Fund            Part of Fund Expenses          and the Fund Complex(1)
---------------                       -----------            ---------------------          -----------------------

Richard R. Burt                      $4,378                           $0                        $198,370
S. Leland Dill                       $4,397                           $0                        $155,500
Martin J. Gruber                     $3,625                           $0                        $136,000
Richard T. Hale                        $0                             $0                           $0
Joseph R. Hardiman(2)                $3,711                           $0                        $139,000
Richard J. Herring(2)                $3,687                           $0                        $138,000
Graham E. Jones                      $3,656                           $0                        $137,000
Rebecca W. Rimel(2)                  $4,405                           $0                        $164,120
Philip Saunders, Jr.(2)              $3,687                           $0                        $138,000
William N. Searcy                    $4,218                           $0                        $149,500
Robert H. Wadsworth                  $3,687                           $0                        $171,000

                                   Compensation from         Pension or Retirement       Total Compensation Paid to
                                     Scudder Short          Benefits Accrued as Part     Trustees from the Fund and
Name of Trustee                      Duration Fund              of Fund Expenses              the Fund Complex(1)
---------------                      -------------              ----------------              -------------------

Richard R. Burt                      $1,251                           $0                        $198,370
S. Leland Dill                       $1,262                           $0                        $155,500
Martin J. Gruber                     $1,108                           $0                        $136,000
Richard T. Hale                        $0                             $0                           $0
Joseph R. Hardiman(2)                $1,124                           $0                        $139,000
Richard J. Herring(2)                $1,120                           $0                        $138,000
Graham E. Jones                      $1,114                           $0                        $137,000
Rebecca W. Rimel2                    $1,256                           $0                        $164,120
Philip Saunders, Jr.(2)              $1,120                           $0                        $138,000
William N. Searcy                    $1,227                           $0                        $149,500
Robert H. Wadsworth                  $1,120                           $0                        $171,000


(1) During calendar year 2003, the total number of funds overseen by each Trustee was 68 funds except for Messrs. Burt (70 funds), Gruber (69 funds), Hale (201 funds), and Wadsworth (71 funds).


(2) Of the amounts payable to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $144,897, $57,154, $56,554 and $126,888, respectively, was deferred pursuant to a deferred compensation plan.


Certain funds in the fund Complex, including these Funds, have adopted a Retirement Plan for Trustees who are not employees of the Trust, the Trust's Administrator or its respective affiliates (the "Retirement Plan"). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 were as follows: for Ms. Rimel, 6 years; for Mr. Hardiman, 3 years; and for Mr. Burt and Mr. Wadsworth, 2 years.

               Estimated Annual Benefits Payable By Fund Complex Upon Retirement
               -----------------------------------------------------------------

  Years of Service       Chairmen of Audit and Executive Committees        Other Participants
  ----------------       ------------------------------------------        ------------------

      6 years                              $4,900                                $3,900

      7 years                              $9,800                                $7,800

      8 years                              $14,700                              $11,700

      9 years                              $19,600                              $15,600

  10 years or more                         $24,500                              $19,500

Effective February 12, 2001, the Board of Trustees of the Trust, as well as each fund participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Trustees. The amendments provided that no further benefits would accrue to any current or future trustees and included a onetime payment of benefits accrued under the Plan to Trustees, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Trustee's election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.

Any Trustee who receives fees from the Funds is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Wadsworth, Hardiman, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Trustees may select from among certain funds in the Scudder Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Investment Advisory and Other Services

Deutsche Asset Management, Inc. ("DeAM, Inc."), 345 Park Avenue, New York, New York 10154, acts as the investment advisor to each Fund pursuant to the terms of several management contracts (referred to collectively herein as the "Management Contracts"). Pursuant to the Management Contracts, the Advisor supervises and assists in the management of the assets of each Fund and furnishes each Fund with research, statistical, advisory and managerial services. The Advisor pays the ordinary office expenses of the Trust and the compensation, if any, of all officers and employees of the Trust and all Trustees who are "interested persons" (as defined in the 1940 Act) of the Advisor. Effective October 6, 1999, DeAM, Inc.'s name was changed from Morgan Grenfell Inc. Under the Management Contracts, the Trust, on behalf of each Fund, is obligated to pay the Advisor a monthly fee at an annual rate of each Fund's average daily net assets as follows:


          Fund                                                 Annual Rate
          ----                                                 -----------

          Scudder Fixed Income Fund                               0.39%
          Scudder Short Duration Fund                             0.33%
          Scudder High Income Plus Fund                           0.37%


Each Fund's advisory fees are paid monthly and will be prorated if the Advisor shall not have acted as the Fund's investment advisor during the entire monthly period.

The Advisor and the Administrator have contractually agreed to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in each Fund's Prospectuses. For each class of each Fund the contractual fee waivers cover the 16-month period from each Fund's most recently completed fiscal year. These contractual fee waivers may only be changed by a Fund's Board of Trustees.

The following table sets forth the net advisory fees that each Fund paid (and amount waived, if applicable) the Advisor during the periods indicated:


                                                   For the Fiscal Year Ended October 31,
                                                   -------------------------------------
                                                                                                          Amount
                                                                                                          Waived
                                                2004                2003                2002              (2004)
                                                ----                ----                ----              ------

Scudder Fixed Income Fund                    $4,253,088           $4,310,105         $3,298,175           $86,711
Scudder Short Duration Fund                    $806,575             $575,546           $188,384          $144,190
Scudder High Income Plus Fund                $1,581,094           $1,933,979         $1,759,840          $413,942


Each Management Contract between DeAM, Inc. and the Trust, with respect to each Fund, was approved by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to such Management Contract or "interested persons" of any such parties. The Management Contract will continue in effect with respect to each Fund, only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Management Contracts or "interested persons" of any such parties, or by a vote of a majority of the outstanding shares of each Fund. The Management Contracts are terminable by vote of the Board of Trustees, or, with respect to a Fund, by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Advisor. Termination of a Management Contract (that covers more than one Fund) with respect to a Fund will not terminate or otherwise invalidate any provision of such Management Contract with respect to any other Fund. The Advisor may terminate any Management Contract at any time without penalty on 60 days' written notice to the Trust. Each Management Contract terminates automatically in the event of its "assignment" (as such term is defined in the 1940 Act).

Each Management Contract provides that the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund in connection with the performance of the Advisor's obligations under the Management Contract with the Trust, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

In the management of the Funds and its other accounts, the Advisor allocates investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated based on a Fund's pro rata portion of the amount ordered. In some cases this procedure may have an adverse effect on the price or volume of the security as far as a Fund is concerned. However, it is the judgment of the Board that the desirability of continuing the Trust's advisory arrangements with the Advisor outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Transactions."

DeAM, Inc. is registered with the Commission as an investment advisor and provides a full range of investment advisory services to institutional clients. DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group.

Advisory Contract Approval

Each of the Management Contracts has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Funds' Board of Trustees or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Trustees of the Funds' Board who have no direct or indirect financial interest in such agreements, with such Independent Trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). In approving the continuation of the Funds' Management Contracts, the Board, including the Independent Trustees, carefully considered (1) the nature and quality of services to be provided to each Fund; (2) the Advisors' compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with each Fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly, from certain securities lending, custody and brokerage relationships between the Funds and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Funds. After requesting and reviewing such information, as they deemed necessary, the Board concluded that the continuance of each Management Contract was in the best interest of the applicable Fund and its shareholders. The Funds or the Advisors may terminate the applicable Management Contract on sixty days' written notice without penalty. Each Management Contract will terminate automatically in the event of assignment (as defined in the 1940
Act).


                         PORTFOLIO HOLDINGS INFORMATION

The Fund's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be not more than three months). The Fund does not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit nonpublic portfolio holdings information to be shared with affiliates of the Advisor, sub-advisers, custodians, independent auditors, securities lending agents and other service providers to the Fund who require access to this information to fulfill their duties to the Fund, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, or other entities if the Fund has a legitimate business purpose in providing the information sooner than 16 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

Prior to any disclosure of the Fund's nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Fund's Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to the Fund's Trustees.


                             PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to each Board's general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of each Fund, and the interests of the Advisor and its affiliates, including each Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters-- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with each Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of each Board or of a majority of each Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: scudder.com (type "proxy voting" in the search field).

                       GENERAL INFORMATION ABOUT THE TRUST

General. The Trust was formed as a business trust under the laws of the State of Delaware on September 13, 1993, and commenced investment operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the Funds described in this SAI and five additional series. Until December 28, 1994, the Fixed Income Fund was a series of The Advisors' Inner Circle Fund, a business trust organized under the laws of The Commonwealth of Massachusetts on July 18, 1991. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established six classes of shares for all Funds other than the Scudder Fixed Income Fund: Premier shares, Institutional shares and Investment shares and Class A, Class B and Class C shares. For the Scudder Fixed Income Fund, the Trustees have established seven classes of shares: Premier shares, Institutional shares, Investment shares and Class A, B, C and R shares.

The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has equal rights as to voting, redemption, dividends and liquidations, except that only Investment shares and Class A, B and C shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of Investment shares and Class A, B, C and R shares of a Fund have exclusive voting rights with respect to the service plan adopted by the Fund.

When issued, shares of a Fund are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to shareholders. Shares of a Fund entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

Shares of a Fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of a Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and any change in the fundamental investment restrictions of such Fund. Approval by the shareholders of one Fund is effective only as to that Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.

In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

As of January 15, 2004 the following shareholders owned the following respective percentages of the outstanding shares of the Funds:

Shareholder and Trustee Liability. The Trust is organized as a Delaware business trust and, under Delaware law, the shareholders of a business trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that a Fund will not be liable for the debts or obligations of any other Fund in the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of the courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of a Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                          ANNUAL AND SEMIANNUAL REPORTS

Shareholders of a Fund receive an annual report containing audited financial statements and a semi-annual report. All transactions in shares of a Fund and dividends and distributions paid by the Fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. A year-to-date statement will be provided by the Transfer Agent.

                      CONSIDERATION FOR PURCHASES OF SHARES

The Trust generally will not issue shares of a Fund for consideration other than cash. At the Trust's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the Fund and are acquired by the Fund for investment and not for resale. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

                             ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, serves as each Fund's independent accountants, providing audit services, including review and consultation in connection with various filings by the Trust with the Commission and tax authorities.

Registration Statement

The Trust has filed with the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of each Fund and certain other series of the Trust. If further information is desired with respect to the Trust, a Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof.

                              FINANCIAL STATEMENTS

The audited financial statements for each Fund for the year ended October 31, 2004 and the six months ended April 30, 2004, are included in, and incorporated by reference into, this SAI in reliance upon the reports of PricewaterhouseCoopers LLP, each Fund's independent accountants, as experts in accounting and auditing.

The Scudder Fixed Income Fund's Class R shares commenced operations on or about October 1, 2003.

                                   APPENDIX A

Bond and Commercial Paper Ratings

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Moody's Investors Service, Inc.'s Short-Term Debt Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Ratings Group's Corporate Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NY: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

Standard & Poor's Ratings Group's Commercial Paper Ratings

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch Investors Service, Inc. Bond Ratings

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Grade

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Fitch Investors Service, Inc.

Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

Duff & Phelps Bond Ratings

Investment Grade

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

High Yield Grade

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

Duff & Phelps Paper/Certificates of Deposit Ratings

Category 1: Top Grade

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

Category 2: Good Grade

Duff 2: Good certainty of timely payment. Liquidity factors and company Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Category 3: Satisfactory Grade

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

----------

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. A Fund is dependent on the investment advisor's or investment sub-advisor's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

Note:

(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of a Fund's fiscal year end.

                                             STATEMENT OF ADDITIONAL INFORMATION
                                                                February 1, 2005

INVESTMENT ADVISOR AND ADMINISTRATOR
Deutsche Asset Management, Inc.
345 Park Avenue
New York, NY 10154

DISTRIBUTOR
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

State Street Bank and Trust Company
One Heritage Drive - JPB/2N
North Quincy, MA 02171

TRANSFER AGENT
Scudder Investment Service Company
222 South Riverside Plaza
Chicago, IL 60606


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110


LEGAL COUNSEL
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

SERVICE INFORMATION
Existing accounts, new accounts, prospectuses, Statements of Additional Information, applications, service forms, telephone exchanges, share price and performance.

1-800-730-1313.

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                February 1, 2005

Scudder MG Investments Trust

Scudder Fixed Income Fund Class S
Scudder Short Duration Fund Class S
Scudder High Income Plus Fund Class S and Class AARP

Scudder MG Investments Trust (the "Trust") is an open-end, management investment company consisting of eleven investment portfolios (with regard to the four portfolios addressed in this Statement of Additional Information ("SAI") each a "Fund," collectively, the "Funds"), each having separate and distinct investment objectives and policies. Each Fund is classified as "diversified" within the meaning of the Investment Company Act of 1940 (the "1940 Act").

The information contained in this Statement of Additional Information ("SAI") generally supplements the information contained in a Fund's Class S or AARP Prospectus dated February 1, 2005, as amended or supplemented from time to time (each, a "Prospectus" and collectively, the "Prospectuses"). This SAI is not a prospectus, and should be read only in conjunction with each Fund's Prospectus.

No investor should invest in shares of the Fund without first reading the Prospectuses. Capitalized terms used herein and not otherwise defined have the same meaning ascribed to them in each Prospectus.

The audited financial statements for each Fund are included in each Fund's annual report, which we have filed electronically with the Securities and Exchange Commission (the "SEC") and which are incorporated by reference into this SAI. A copy of each Prospectus may be obtained without charge from Deutsche Asset Management, Inc., the Trust's Administrator, by calling 1-800-621-1048 or by writing to Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606.

Deutsche Asset Management, Inc. (the "Advisor" or "DeAM, Inc.") serves as investment advisor and administrator to each Fund. Scudder Distributors, Inc. (the "Distributor" or "SDI") serves as each Fund's principal underwriter and distributor.

                                TABLE OF CONTENTS

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INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS...............................2

INVESTMENT RESTRICTIONS........................................................3

MANAGEMENT OF THE TRUST AND FUNDS.............................................31

PURCHASE AND REDEMPTION OF SHARES.............................................35

NET ASSET VALUE...............................................................43

TAXES.........................................................................44

TRUSTEES AND OFFICERS.........................................................50

PROXY VOTING GUIDELINES.......................................................65

GENERAL INFORMATION ABOUT THE TRUST...........................................66

ANNUAL AND SEMIANNUAL REPORTS.................................................67

CONSIDERATION FOR PURCHASES OF SHARES.........................................67

ADDITIONAL INFORMATION........................................................67
          Independent Registered Public Accounting Firm.......................67

FINANCIAL STATEMENTS..........................................................68

APPENDIX A....................................................................69


No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectuses in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. Each Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of a Fund may not available in certain states. Please call 1-800-730-1313 to determine availability in your state.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The following is a description of each Fund's investment objectives and policies. There can, of course, be no assurance that a Fund will achieve its investment objectives. Each Fund will notify its shareholders 60 days prior to a change in its investment policy (In the case of Scudder Fixed Income Fund, if there is any change to its 80% investment policy.) The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of each Fund.

Investment Objectives and Policies

Scudder Fixed Income Fund

The Fund seeks a high level of income consistent with the preservation of capital. The fund invests for current income, not capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities. The Fund invests primarily in investment grade fixed income securities rated within the top three rating categories. The Fund may invest up to 20% of its total assets in investment grade fixed income securities rated within the fourth highest rating category or, if unrated, considered by the Advisor to be of comparable quality. In the event that any security is downgraded, the Advisor will determine whether to hold or sell such security, provided that the Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk-bonds). The Fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Advisor determines that securities meeting the Fund's investment objective are not readily available for purchase.

Scudder Short Duration Fund

Effective February 1, 2003, Scudder Short-Term Fixed Income Fund changed its name to Scudder Short Duration Fund. The fund seeks a high level of income consistent with the preservation of capital. The fund invests for current income, not capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds. The Fund invests primarily in investment grade short-term fixed income securities rated within the top three rating categories. The Fund may invest up to 40% of its total assets in asset-backed securities. The Fund may invest up to 15% of its total assets in investment grade fixed income securities rated within the fourth highest rating category, or, if unrated, considered by the Advisor to be of comparable quality. In the event that any security is downgraded, the Advisor will determine whether to hold or sell such security, provided that the Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk bonds). The Fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Advisor determines that securities meeting the Fund's investment objective are not readily available for purchase.

Scudder High Income Plus Fund

The Fund seeks high current income and, as a secondary objective, capital appreciation. The Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers. Under normal conditions, the Fund invests at least 65% of its total assets, determined at the time of purchase, in US dollar-denominated domestic and foreign below investment grade fixed income securities ("junk bonds"), including those whose issuers are located in countries with new or emerging securities markets. The Fund's investments in these securities may be of any credit quality and may include securities not paying interest currently, zero coupon bonds, pay-in-kind securities and securities in default. The Fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the Fund's investment objectives are not readily available for purchase. The Fund may invest up to 25% of its total assets in non-US dollar denominated, below investment grade fixed income securities. Securities may be purchased on a when-issued basis. The Fund may borrow up to 5% of the fund's net assets against called and tendered bonds in the fund. For the risks associated with borrowing, please see the "Borrowing" subsection of the "Investment Restrictions" section of the SAI.

                             INVESTMENT RESTRICTIONS

The fundamental investment restrictions set forth below may not be changed with respect to a Fund without the approval of a "majority" (as defined in the 1940
Act) of the outstanding shares of that Fund. For the purposes of the 1940 Act, "majority" means the lesser of (a) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the shares of the Fund.

Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund with the exception of borrowings permitted by fundamental investment restriction
(2) listed below for Short Duration Fund and Total Return Bond Fund and fundamental investment restriction (9) listed below for High Income Plus Fund.

INVESTMENT RESTRICTIONS THAT APPLY TO SCUDDER SHORT DURATION FUND:

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of a Fund:

(1)   Issue senior securities, except as permitted by paragraphs (2), (6) and
      (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities, if appropriately covered.

(2) Borrow money (i) except from banks as a temporary measure for extraordinary emergency purposes and (ii) except that the Fund may enter into reverse repurchase agreements and dollar rolls, if appropriately covered, with banks, broker-dealers and other parties; provided that, in each case, the Fund is required to maintain asset coverage of at least 300% for all borrowings. For the purposes of this investment restriction, short sales, transactions in currency, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

(3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of Fund securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.

(6) Make loans, except that the Fund may lend Fund securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, all or a portion of an issue of bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This restriction does not apply to investments in obligations of the US Government or any of its agencies or instrumentalities.

(9) (Scudder High Income Plus Fund only) Borrow money, except in accordance with and to the extent permitted under the 1940 Act and the rules and interpretations thereunder.

In addition, the Fund will adhere to the following fundamental investment restriction:

      With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than the US Government, or any of its agencies or instrumentalities, or other investment companies), if (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

The nonfundamental investment restrictions set forth below may be changed or amended by the Trust's Board of Trustees without shareholder approval.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of a Fund:

(1) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable Fund securities with other accounts under the management of the Advisor to save commissions or to average prices among them is not deemed to result in a securities trading account.

(2) Purchase securities of other US-registered investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.

(3) Invest for the purpose of exercising control over or management of any company.

(4) Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

The staff of the Commission has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of each Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 which the Board of Trustees has determined are readily marketable will not be deemed to be illiquid for purposes of such restriction.

"Value" for the purposes of the foregoing investment restrictions shall mean the market value used in determining each Fund's net asset value.

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of Scudder Fixed Income Fund:

(1)   Acquire more than 10% of the voting securities of any one issuer.

(2)   Invest in companies for the purpose of exercising control.

(3) Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of its total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings will be repaid before making investments and any interest paid on such borrowings will reduce income.

(4) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and the Fund may enter into repurchase agreements.

(5) Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

(6) Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to the permitted investments of the Fund, the Fund may invest in municipal securities or other obligations secured by real estate or interests therein.

(7) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions.

(8) Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

(9) Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

(10) Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

(11) Purchase or retain securities of an issuer if an officer, trustee, partner or director of the Fund or any investment advisor of the Fund owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

(12) Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

(13) Write or purchase puts, calls, options or combinations thereof or invest in warrants, except that a Fund may purchase "put" bonds.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of the
Fund:

(1) Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets. An illiquid security is a security that cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

(2) Purchase securities of other US-registered investment companies except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.

Summary of Investment Practices

The following is a chart of the various types of securities and investment strategies employed by the Funds. Unless otherwise indicated, the Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future. If a Fund's investment in a particular type of security is limited to a certain percentage of the Fund's assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security and investment strategy may be used by the Funds. As a matter of non-fundamental operating policy, the Funds may be subject to additional restrictions. See the section entitled "Investment Restrictions."

--------------------------------------------------------------------------------------------------------------------
                                                                          Scudder
                                  Scudder Fixed        Scudder Short      High Income
INVESTMENT PRACTICE                Income Fund         Duration Fund      Plus Fund
====================================================================================================================

KEY TO TABLE:

*     Permitted without limit
#     Permitted without limit, but not expected to be used to a significant extent
X     Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use
20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
====================================================================================================================

--------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES
------------------------------- ------------------ ---------------------- --------------- --------------------------
Common Stock                            X                    X                 20%
------------------------------- ------------------ ---------------------- --------------- --------------------------
Warrants                                X                    X                 20%
------------------------------- ------------------ ---------------------- --------------- --------------------------
Preferred Stock                         *                    #                  *
------------------------------- ------------------ ---------------------- --------------- --------------------------
Convertible Securities                  *                    #                  *
----------------------------------------------------------------------------------------- --------------------------
FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
------------------------------- ------------------ ---------------------- --------------- --------------------------
Short-Term Instruments                  #                    *                  #
------------------------------- ------------------ ---------------------- --------------- --------------------------
Obligations of Banks and
Other Financial Institutions            #                    *                  #
------------------------------- ------------------ ---------------------- --------------- --------------------------
Certificates of Deposit and
Banker's Acceptances                    #                    *                  #
------------------------------- ------------------ ---------------------- --------------- --------------------------
Commercial Paper                        #                    *                  #
------------------------------- ------------------ ---------------------- --------------- --------------------------
Variable Rate Master Demand
Notes                                   #                    *                  #
------------------------------- ------------------ ---------------------- --------------- --------------------------
US Government Securities                #                    *                  #
------------------------------- ------------------ ---------------------- --------------- --------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                          Scudder
                                  Scudder Fixed        Scudder Short      High Income
INVESTMENT PRACTICE                Income Fund         Duration Fund      Plus Fund
====================================================================================================================

KEY TO TABLE:

*     Permitted without limit
#     Permitted without limit, but not expected to be used to a significant extent
X     Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use
20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
====================================================================================================================
Custodial Receipts                      #                    #                  #
------------------------------- ------------------ ---------------------- --------------- --------------------------
Zero Coupon Securities and
Deferred Interest Bonds                 *                    *                  *
------------------------------- ------------------ ---------------------- --------------- --------------------------
Variable Rate Securities                *                    *                  *
------------------------------- ------------------ ---------------------- --------------- --------------------------
Inverse Floating Rate
Securities                              #                    #                  #
------------------------------- ------------------ ---------------------- --------------- --------------------------
Lower-Rated Debt Securities             5%                   5%                 *
------------------------------- ------------------ ---------------------- --------------- --------------------------
Put Bonds                               #                    #                  #
------------------------------- ------------------ ---------------------- --------------- --------------------------
Bank Loans                              X                    X                  *
------------------------------- ------------------ ---------------------- --------------- --------------------------
MUNICIPAL SECURITIES
----------------------------------------------------------------------------------------- --------------------------
Municipal Notes                         #                    #                  #
------------------------------- ------------------ ---------------------- --------------- --------------------------
Tax Anticipation Notes                  #                    #                  #
------------------------------- ------------------ ---------------------- --------------- --------------------------
Revenue Anticipation Notes              #                    #                  #
------------------------------- ------------------ ---------------------- --------------- --------------------------
Bond Anticipation Notes                 #                    #                  #
------------------------------- ------------------ ---------------------- --------------- --------------------------
Tax and Revenue Anticipation
Notes                                   #                    #                  #
------------------------------- ------------------ ---------------------- --------------- --------------------------
Construction Loan Notes                 #                    #                  #
------------------------------- ------------------ ---------------------- --------------- --------------------------
Miscellaneous, Temporary and
Anticipatory Instruments                #                    #                  #
------------------------------- ------------------ ---------------------- --------------- --------------------------
Tax-Exempt Commercial Paper             #                    #                  #
------------------------------- ------------------ ---------------------- --------------- --------------------------
Municipal Securities                    #                    #                  #
------------------------------- ------------------ ---------------------- --------------- --------------------------
General Obligation Bonds                #                    #                  #
------------------------------- ------------------ ---------------------- --------------- --------------------------
Revenue Bonds                           #                    #                  #
------------------------------- ------------------ ---------------------- --------------- --------------------------
Private Activity Bonds                  #                    #                  #
------------------------------- ------------------ ---------------------- --------------- --------------------------
Tender Option Bonds                     #                    #                  #
------------------------------- ------------------ ---------------------- --------------- --------------------------
Municipal Leases,
Certificates of Participation
and Other Participation
Interests                               5%                   5%                 5%
------------------------------- ------------------ ---------------------- --------------- --------------------------
Pre-Refunded Securities                 #                    #                  #
------------------------------- ------------------ ---------------------- --------------- --------------------------
Auction Rate Securities                 #                    #                  #
------------------------------- ------------------ ---------------------- --------------- --------------------------
Pay-in-Kind Securities                  X                    X                  #
----------------------------------------------------------------------------------------- --------------------------
DERIVATIVE SECURITIES (OPTIONS)
------------------------------- ------------------ ---------------------- --------------- --------------------------
Options on Securities                   X                    X                  *
------------------------------- ------------------ ---------------------- --------------- --------------------------

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                                                                          Scudder
                                  Scudder Fixed        Scudder Short      High Income
INVESTMENT PRACTICE                Income Fund         Duration Fund      Plus Fund
====================================================================================================================

KEY TO TABLE:

*     Permitted without limit
#     Permitted without limit, but not expected to be used to a significant extent
X     Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use
20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
====================================================================================================================
Options on Securities Indices           X                    X                  *
------------------------------- ------------------ ---------------------- --------------- --------------------------
Options on Non-US Securities
Indices                                 X                    X                  *
--------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
------------------------------- ------------------ ---------------------- --------------- --------------------------
Futures Contracts                       X                    X                  *
------------------------------- ------------------ ---------------------- --------------- --------------------------
Futures Contracts on
Securities Indices                      X                    X                  *
------------------------------- ------------------ ---------------------- --------------- --------------------------
Options on Futures Contracts
(including Contracts on
Securities Indices)                     X                    X                  *
----------------------------------------------------------------------------------------- --------------------------
DERIVATIVE SECURITIES (HEDGING STRATEGIES)
------------------------------- ------------------ ---------------------- --------------- --------------------------
Swap Agreement                          X                    X                  *
------------------------------- ------------------ ---------------------- --------------- --------------------------
DERIVATIVE SECURITIES (HEDGING STRATEGIES)
----------------------------------------------------------------------------------------- --------------------------
Hedging Strategies                      X                    X                  *
----------------------------------------------------------------------------------------- --------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
------------------------------- ------------------ ---------------------- --------------- --------------------------
Government Guaranteed                   *                    *                  *
Mortgage-Backed Securities
------------------------------- ------------------ ---------------------- --------------- --------------------------
Ginnie Mae Certificates                 *                    *                  *
------------------------------- ------------------ ---------------------- --------------- --------------------------
Fannie Mae Certificates                 *                    *                  *
------------------------------- ------------------ ---------------------- --------------- --------------------------
Freddie Mac Certificates                *                    *                  *
------------------------------- ------------------ ---------------------- --------------- --------------------------
Multi-Class Mortgage-Backed
Securities (CMOs and REMICs)            *                    *                  *
------------------------------- ------------------ ---------------------- --------------- --------------------------
Private Issued Mortgage-
Backed Securities                       *                    *                  *
------------------------------- ------------------ ---------------------- --------------- --------------------------
Asset-Backed Securities                 *                    40%                *
----------------------------------------------------------------------------------------- --------------------------
SECURITIES OF NON-US ISSUERS
------------------------------- ------------------ ---------------------- --------------- --------------------------
Foreign Securities &                  25%(1)               25%(1)               |(2)
Depository Receipts (ADRs,
EDRs, GDRs and IDRs)
------------------------------- ------------------ ---------------------- --------------- --------------------------
Foreign Corporate Debt
Securities                            25%(1)               25%(1)               |(2)
------------------------------- ------------------ ---------------------- --------------- --------------------------
Foreign Government Debt
Securities                            25%(1)               25%(1)               |(2)
------------------------------- ------------------ ---------------------- --------------- --------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                          Scudder
                                  Scudder Fixed        Scudder Short      High Income
INVESTMENT PRACTICE                Income Fund         Duration Fund      Plus Fund
====================================================================================================================

KEY TO TABLE:

*     Permitted without limit
#     Permitted without limit, but not expected to be used to a significant extent
X     Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use
20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
====================================================================================================================
Investments in Emerging
Markets                                 X                    X                  *
----------------------------------------------------------------------------------------- --------------------------
CURRENCY MANAGEMENT
------------------------------- ------------------ ---------------------- --------------- --------------------------
Currency Exchange Transactions          X                    X                  *
------------------------------- ------------------ ---------------------- --------------- --------------------------
Currency Hedging Transactions           X                    X                  *
------------------------------- ------------------ ---------------------- --------------- --------------------------
Forward Currency Exchange
Contracts                               X                    X                  *
------------------------------- ------------------ ---------------------- --------------- --------------------------
Options on Foreign Currencies           X                    X                  *
------------------------------- ------------------ ---------------------- --------------- --------------------------
OTHER INVESTMENTS AND INVESTMENT PRACTICES
----------------------------------------------------------------------------------------- --------------------------
Illiquid Securities                    15%                  15%                15%
------------------------------- ------------------ ---------------------- --------------- --------------------------
When-Issued and Delayed
Delivery Securities                     *                    *                  *
------------------------------- ------------------ ---------------------- --------------- --------------------------
Repurchase Agreements                   *                    *                  *
------------------------------- ------------------ ---------------------- --------------- --------------------------
Mortgage Dollar Rolls                   *                    *                  *
------------------------------- ------------------ ---------------------- --------------- --------------------------
Lending of Portfolio
Securities                              X                 33 1/3%            33 1/3%
------------------------------- ------------------ ---------------------- --------------- --------------------------
Borrowing (including reverse
repurchase agreements)                 10%                33 1/3%            33 1/3%
------------------------------- ------------------ ---------------------- --------------- --------------------------
Short Sales                             X                    #                  #
------------------------------- ------------------ ---------------------- --------------- --------------------------
Other Investment Companies             10%                  10%                10%
------------------------------- ------------------ ---------------------- --------------- --------------------------
Temporary Defensive                    100%                 100%               100%
Investments
------------------------------- ------------------ ---------------------- --------------- --------------------------

(1)   US dollar-denominated securities only.

(2)   May be denominated in any currency.

Fixed Income Securities

General. Each Fund may invest in fixed income securities. In periods of declining interest rates, the yield (income from portfolio investments over a stated period of time) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. In addition, when interest rates are falling, the inflow of net new money to such a Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Bank Loans. Scudder High Income Plus Fund may also invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and, as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody's Investors Service, Inc. ("Moody's") and the Standard & Poor's Division of the McGraw-Hill Companies, Inc. ("S&P") generally rate bank loans a notch or two higher than high yield bonds of the same issuer to reflect their more senior position. The Fund may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an "assignment" or "participation". When the Fund buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Fund. In certain cases, the Fund may buy bank loans on a participation basis, if for example, the Fund did not want to become party to the bank agreement. However, in all cases, the Fund will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the Fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Put Bonds. Each of the Funds may invest in "put" bonds, which are tax-exempt securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Advisor intends to purchase only those "put" bonds for which the put option is an integral part of the security as originally issued. The option to "put" the bond back to the issuer before the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the issuer of the put although the final maturity of the security is later than such date.

US Government Securities. The Funds may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises ("US Government securities"). The full faith and credit of the US support some US Government securities, such as US Treasury bills, notes and bonds. Others, such as obligations issued or guaranteed by US Government agencies or instrumentalities, are supported either by (i) the full faith and credit of the US Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the US Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the US Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (iv) only the credit of the issuer. No assurance can be given that the US Government will provide financial support to US Government agencies or instrumentalities in the future.

Each of the Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the US Government or its agencies, instrumentalities or sponsored enterprises if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US Government. STRIPS are sold as zero coupon securities. See "Zero Coupon Securities."

Custodial Receipts. Custodial receipts are interests in separately traded interest and principal component parts of US Government securities that are issued by banks or brokerage firms and are created by depositing US Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (see "US Government Securities" above) are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities; for more information, see "Zero Coupon Securities."

Each of the Funds may acquire US Government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the US Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying US Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of US Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying US Government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the Internal Revenue Service (the "IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRs are not considered US Government securities by the staff of the SEC. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

Zero Coupon Securities. STRIPS and custodial receipts (TRs, TIGRs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because a Fund must distribute the accreted amounts in order to qualify for favorable tax treatment, it may have to sell portfolio securities to generate cash to satisfy the applicable distribution requirements. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

Variable and Floating Rate Instruments. Each of the Funds may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. A Fund holding such an instrument can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

Debt instruments purchased by a Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund's investment quality standards relating to investments in bank obligations. The Advisor will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which a Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by a Fund will be subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

Yields and Ratings. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P, Moody's and other recognized rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by S&P, Moody's and certain other recognized rating organizations.

Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Advisor, pursuant to guidelines established by the Board of Trustees, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

Lower Quality Debt Obligations "Junk-Bonds." Scudder High Income Plus Fund and Scudder Total Return Bond Fund may invest in below investment grade bonds, including securities in default (Scudder Short Duration Fund and Scudder Fixed Income Fund may only invest up to 5% of net assets in such securities). These securities are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.

Below investment grade bonds (junk bonds) will also be affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The market for these lower quality bonds is generally less liquid than the market for investment grade bonds. Therefore, the Advisor's judgment may at times play a greater role in valuing these securities than in the case of investment grade bonds, and it also may be more difficult under certain adverse market conditions to sell these lower quality securities to meet redemption requests, to respond to changes in the market, or to determine accurately a Fund's net asset value.

As discussed above, subject to their respective investment limitations, each Fund may invest in high yielding fixed income securities that are rated lower than Baa by Moody's or BBB by Standard & Poor's and unrated securities determined to be of comparable quality. The values of these lower quality securities generally fluctuate more than those of higher quality securities. In addition, these securities involve a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The Advisor seeks to reduce these risks through investment analysis and attention to current developments in interest rates and economic conditions, but there can be no assurance that the Advisor will be successful in reducing the risks associated with investments in such securities. To the extent a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.

Scudder High Income Plus Fund may invest in pay-in-kind (PIK) securities, which pay interest in either cash or additional securities, at the issuer's option, for a specified period. In addition, the Fund may invest in zero coupon bonds. Both of these types of bonds may be more speculative and subject to greater fluctuations in value than securities which pay interest periodically and in cash, due to changes in interest rates. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See "Taxes" below.

The market value of fixed income securities that carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline.

Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, a fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Scudder Cash Management QP Trust, or entities for the which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a fund in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with a fund's investment policies and restrictions.

A Fund will invest Uninvested Cash in Central Funds only to the extent that a fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Convertible And Preferred Securities. Subject to its investment objectives and policies, each Fund may invest in convertible securities, which are ordinarily preferred stock or long-term debt obligations of an issuer convertible at a stated exchange rate into common stock of the issuer. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure, are consequently of higher quality, and entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The convertible debt securities in which each Fund may invest are subject to the same rating criteria and downgrade policy as the Fund's investments in fixed income securities.

Each Fund, subject to its investment objectives, may purchase preferred stock. Preferred stock is an equity security, but possesses certain attributes of debt securities and is generally considered a fixed income security. Holders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stock generally entails less risk than common stocks. Upon liquidation, preferred stock is entitled to a specified liquidation preference, which is generally the same as the par or stated value, and is senior in right of payment to common stock. However, preferred stock is an equity security in that it does not represent a liability of the issuer and therefore does not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stock is subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Warrants. The Scudder High Income Plus Fund may invest in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a period of years or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security.

Municipal Securities. The Funds may, to a limited extent, invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the US (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from state and local taxes). Municipal securities may also be issued on a taxable basis (i.e., the interest on such securities is not exempt from regular federal income tax).

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities also include "private activity" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

The two principal classifications of municipal securities are "general obligations" and "revenue obligations. " General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer may also be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications.

For the purpose of applying a Fund's investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the Advisor based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.

One or a small number of institutional investors such as a Fund may purchase an entire issue of municipal securities. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities can be readily marketable.

The obligations of an issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, because of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a municipal security may be materially affected.

Municipal Leases, Certificates of Participation and other Participation Interests. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of `non-appropriation' clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a Fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a Fund's original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Funds' respective limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Advisor, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such Fund's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund. No Fund may invest more than 5% of its net assets in municipal leases.

Each of the Funds may purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days notice, of all or any part of the Fund's participation interest in the underlying municipal security, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and Revenue Anticipation Notes combine the funding sources of both Tax Anticipation Notes and Revenue Anticipation Notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

Private Activity and Industrial Development Bonds. Each of the Funds may invest in private activity and industrial development bonds, which are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Tax-Exempt Commercial Paper. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Pre-Refunded Municipal Securities. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding the source of such payments of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Advisor, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate. Each Fund intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Advisor, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel's opinion in any particular case, there is a risk that a Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. Each Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Auction Rate Securities. Auction rate securities in which the Funds may invest consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code").

A Fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the 1940 Act. These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of the Fund's assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies.

Private Activity Bonds. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a Fund (including a Fund's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax.

Mortgage-Backed and Asset-Backed Securities

General. Each Fund may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Each Fund may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of US Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. Many mortgage and asset-backed securities may be considered derivative instruments.

Mortgage-Backed. Each of the Funds may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. A Fund may invest in mortgage-backed securities issued or guaranteed by US Government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the US Government. Obligations of FNMA and FHLMC are not backed by the full faith and credit of the US Government but are considered to be of high quality since they are considered to be instrumentalities of the US. The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of Federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.

Each Fund may invest in mortgage-backed securities issued by non-governmental entities including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series that have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by US Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, including "regular" interests and "residual" interests. The Funds do not intend to acquire residual interests in REMICs, due to certain disadvantages for regulated investment companies that acquire such interests. Mortgage-backed securities are subject to unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Advisor believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the Advisor, is three years or less at the time of purchase of the security by a Fund. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the Advisor will monitor the average life of the portfolio securities of each Fund with a portfolio maturity policy and make needed adjustments to comply with such Funds' policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the Advisor will be the actual average life of such securities.

Scudder Fixed Income Fund and Scudder Short Duration Fund may at times, invest a significant percentage of their assets in CMOs.

Asset-Backed Securities. Each Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset-backed securities may be considered derivative instruments. The Scudder Short Duration Fund may, at times, invest a significant percentage of its assets in asset-backed securities.

Securities of Foreign Issuers

Foreign Securities. Subject to their respective investment objectives and policies, each of the Funds may invest in securities of foreign issuers and supranational entities. While the non-US investments of Scudder High Income Plus Fund and Scudder Total Return Bond Fund may be denominated in any currency, the investments of Scudder Fixed Income Fund and Scudder Short Duration Fund in foreign securities may be denominated only in the US dollar. Foreign securities may offer investment opportunities not available in the US, but such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also, in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices differ and there may be difficulty in enforcing legal rights outside the US. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the US, which could affect the liquidity of the Funds' portfolios. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities.

If the Advisor increases Scudder High Income Plus Fund's or Scudder Total Return Bond Fund's exposure to a foreign currency, and that currency's value subsequently falls, the Advisor's currency management may result in increased losses to a Fund. If the Advisor hedges a Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation.

Foreign Government Securities. The foreign government securities in which each of the Funds may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Each of the Funds may invest in foreign government securities in the form of American Depository Receipts. Foreign government securities also include debt securities of supranational entities. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the InterAmerican Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Investment in Emerging Markets. The Scudder High Income Plus Fund may invest to varying degrees in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized, or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make a Fund's investments in these countries illiquid and more volatile than investments in most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in some of these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and may be difficult as a result to assess the value or prospects of an investment in those countries. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries.

Equity and Equity Related Securities. The Funds may invest in common stock and preferred stock and, in addition, the Scudder High Income Plus Fund may invest in warrants, purchased call options and other rights to acquire stock. The market value of an equity security will increase or decrease depending on market conditions. This affects the value of the shares of a Fund, and the value of your investment.

Currency Management Techniques. The instruments involved in currency-related transactions may be considered derivative instruments. The Scudder High Income Plus Fund may enter into currency-related transactions to attempt to protect against an anticipated rise in the US dollar price of securities that it intends to purchase. In addition, the Fund may enter into currency-related transactions to attempt to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the US dollar. The forecasting of currency market movements is extremely difficult and there can be no assurance that currency hedging strategies will be successful. If the Advisor is incorrect in its forecast, currency hedging strategies may result in investment performance worse than if the strategies were not attempted. In addition, forward contracts and over-the-counter currency options may be illiquid and are subject to the risk that the counterparty will default on its obligations.

Forward Foreign Currency Exchange Contracts. The Scudder High Income Plus Fund may exchange currencies in the normal course of managing its investments in foreign securities and may incur costs in doing so because a foreign exchange dealer will charge a fee for conversion. The Fund may conduct foreign currency exchange transactions on a "spot" basis (i.e., for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. The Fund also may enter into forward foreign currency exchange contracts ("forward currency contracts") or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a profit based on the difference between the price at which a foreign currency is sold to the Fund and the price at which the dealer will cover the purchase in the foreign currency market. Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the currency.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a "spread" or profit on each transaction.

At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Fund may use forward currency transactions in an attempt to hedge against losses, or where possible, to add to investment returns. For the purposes of hedging, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of US dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the US dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the US dollar, it may cause the Fund to enter into a forward contract to sell, for a fixed amount of US dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.

Using forward currency contracts in an attempt to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

The Fund or the Fund's custodian will place cash or liquid securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency contracts requiring the Fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or liquid securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although forward currency contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, the Fund's ability to utilize forward currency contracts may be restricted. In addition, a particular forward currency contract and assets used to cover such contract may be illiquid.

The Fund generally will not enter into a forward currency contract with a term of greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

While the Fund will enter into forward currency contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign currency exchange loss. Forward currency contracts may be considered derivative instruments.

Options on Securities, Securities Indices and Foreign Currencies

General. The Scudder High Income Plus Fund may write covered put and call options and purchase put and call options. Such options may relate to particular securities, to various stock indices, or to currencies. The Fund may write call and put options which are issued by the Options Clearing Corporation (the "OCC") or which are traded on US and non-US exchanges and over-the-counter. These instruments may be considered derivative instruments.

Written Options. The Scudder High Income Plus Fund may write (sell) covered put and call options on securities and enter into related closing transactions. The Fund may receive fees (referred to as "premiums") for granting the rights evidenced by the options. However, in return for the premium for a written call option, the Fund assumes certain risks. For example, in the case of a written call option, the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the Fund to purchase an underlying security from the option holder at the specified price at any time during the option period. In contrast, a call option written by the Fund gives to its purchaser the right to compel the Fund to sell an underlying security to the option holder at a specified price at any time during the option period. Upon the exercise of a put option written by the Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All options written by the Fund are covered. In the case of a call option, this means that the Fund will own the securities subject to the option or an offsetting call option as long as the written option is outstanding, or will have the absolute and immediate right to acquire other securities that are the same as those subject to the written option. In the case of a put option, this means that the Fund will deposit cash or liquid securities in a segregated account with the custodian with a value at least equal to the exercise price of the put option.

Purchased Options. The Scudder High Income Plus Fund may also purchase put and call options on securities. A put option entitles the Fund to sell, and a call option entitles the Fund to buy, a specified security at a specified price during the term of the option. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.

The Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If the Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell, or deliver a security it would otherwise retain.

The Fund may purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter. A Fund may also purchase and sell options traded on recognized foreign exchanges. There can be no assurance that a liquid secondary market will exist for any particular option. Over-the-counter options also involve the risk that a counterparty will fail to meet its obligation under the option.

Other Considerations. The Fund will engage in over-the-counter ("OTC") options only with broker-dealers deemed creditworthy by the Advisor. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Fund bears the risk that the broker-dealer may fail to meet its obligations. There is no assurance that the Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the OCC, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

When the Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission paid by the Fund) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be marked-to-market on an ongoing basis to reflect the current value of the option purchased or written. The current value of a traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds to the Fund from the exercise will be increased by the net premium originally received, and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities, securities indices and currencies. For example, there are significant differences between the securities markets, currency markets and the corresponding options markets that could result in imperfect correlations, causing a given option transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a US or non-US securities exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for options may not conform to the hours during which the underlying securities and currencies are traded. To the extent that the options markets close before the markets for the underlying securities and currencies, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The risks described above also apply to options on futures, which are discussed below.

Futures Contracts and Related Options

General. When deemed advisable by the Advisor, Scudder High Income Plus Fund may enter into futures contracts and purchase and write options on futures contracts to hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes. The Fund may purchase and sell financial futures contracts, including stock index futures, and purchase and write related options. The Funds may engage in futures and related options transactions for hedging and non-hedging purposes as defined in regulations of the Commodity Futures Trading Commission. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Funds to segregate cash or liquid securities with a value equal to the amount of a Fund's obligations.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell a particular financial instrument for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). Futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a commodity or financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price.

When interest rates are rising or securities prices are falling, the Funds can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Funds, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that the Funds proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of the Advisor, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular cash securities, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The Fund may use options on futures contracts solely for bona fide hedging or other non-hedging purposes as described below.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Scudder High Income Plus Fund may enter are currency, and other types of swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


The Scudder High Income Plus Fund may invest up to ___% of its total assets in credit default swaps. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value", of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. No more than __% of the Fund's assets may be invested in credit default swaps for purposes of buying credit protection. Where the Fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Fund currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Fund's restrictions on investing in illiquid securities.

If the Fund is a buyer of a credit default swap and no event of default occurs, the Fund will lose its investment and recover nothing. However, if the Fund is a buyer and an event of default occurs, the Fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly.

The Fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the Fund is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the Fund's restrictions on investing in illiquid securities. The Fund may invest up to __% of its total assets in swap certificates.


Other Considerations. The Scudder High Income Plus Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes as permitted by CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Fund will determine that the price fluctuations in the futures contracts and options on futures used by it for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are denominated) that a Fund intends to purchase. As evidence of this hedging intent, a Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to compliance with the bona fide hedging definition, a CFTC regulation now permits the Fund to elect to comply with a different test under which the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company. See "Taxes."

The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by its custodian for the benefit of the futures commission merchant through whom a Fund engages in such futures and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating the Fund to purchase securities, require the Fund to segregate cash or liquid securities in an account maintained with its custodian to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by a Fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position prior to its maturity date.

In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The risk of imperfect correlation may be minimized by investing in contracts whose price behavior is expected to resemble that of a Fund's underlying securities. A Fund will attempt to minimize the risk that it will be unable to close out futures positions by entering into such transactions on a national exchange with an active and liquid secondary market.

Limitations and Risks Associated with Transactions in Options, Futures Contracts and Options on Futures Contracts

Options and futures transactions involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Advisor may cause the Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. In accordance with a position taken by the Commission, each Fund will limit its investments in illiquid securities to 15% of the Fund's net assets.

Options and futures transactions are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of stock prices and other economic factors. The loss that may be incurred by a Fund in entering into futures contracts and written options thereon is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses.

Except as set forth above under "Futures Contracts and Options on Futures Contracts", there is no limit on the percentage of the assets of Scudder High Income Plus Fund that may be at risk with respect to futures contracts and related options. The Fund may not invest more than 25% of its total assets in purchased protective put options. The Fund's transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Taxes" below. Options, futures contracts and options on futures contracts are derivative instruments.

Repurchase Agreements. Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. The Fund's custodian will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the repurchase price, but repurchase agreements involve some credit risk to a Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trust's Board of Trustees.

For purposes of the 1940 Act and, generally, for tax purposes, a repurchase agreement is considered to be a loan from the Fund to the seller of the obligation. For other purposes, it is not clear whether a court would consider such an obligation as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the obligation before its repurchase, under the repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such delays may result in a loss of interest or decline in price of the obligation.

If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the obligation, the Fund may be treated as an unsecured creditor of the seller and required to return the obligation to the seller's estate. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Advisor seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller of the obligation. In addition to the risk of bankruptcy or insolvency proceedings, there is the risk that the seller may fail to repurchase the security. However, if the market value of the obligation falls below an amount equal to 102% of the repurchase price (including accrued interest), the seller of the obligation will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

"When-Issued" Purchases and Forward Commitments (Delayed Delivery). Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment may take place up to 90 days after the date of the commitment to purchase for equity securities, and up to 45 days after such date for fixed income securities. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates. A Fund will purchase securities on a "when-issued" or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed appropriate by the Advisor, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a gain or loss, and distributions attributable to any such gain would be taxable to shareholders.

When a Fund agrees to purchase securities on a "when-issued" or forward commitment basis, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. The market value of a Fund's net assets will generally fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 33% of the value of its total assets. When a Fund engages in "when-issued" and forward commitment transactions, it relies on the other party to the transaction to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest or dividends on the securities it has committed to purchase until the settlement date.

Borrowing. Each Fund may borrow for temporary or emergency purposes. This borrowing may be unsecured. Among the forms of borrowing in which each Fund may engage is entering into reverse repurchase agreements. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Fund is required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To the extent a Fund borrows money, positive or negative performance by the Fund's investments may be magnified. Any gain in the value, or income earned on the holding, of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Fund's shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased, or cost in excess of income earned, would cause the net asset value of the Fund's shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased or from income received as a holder of those securities. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See "Investment Restrictions."

Lending Portfolio Securities. Each Fund, other than the Scudder Fixed Income Fund, may lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made by a Fund, may not exceed 33 1/3% of the value of the Fund's total assets. A Fund's loans of securities will be collateralized by cash, cash equivalents or US Government securities. The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in a segregated account with the Fund's custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable.

By lending portfolio securities, a Fund can increase its income by continuing to receive amounts equal to the interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when US Government securities are used as collateral. A Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as amounts equal to the dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and
(vi) voting rights on the loaned securities may pass to the borrower except that, if a material event will occur affecting the investment in the loaned securities, the Fund must terminate the loan in time to vote the securities on such event.

Diversification. Each Fund is "diversified" under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See "Investment Restrictions" above and "Taxes" below.

Concentration of Investments. As a matter of fundamental policy, no Fund may invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except US Government securities).

Mortgage Dollar Rolls. Each of the Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds may enter into both covered and uncovered rolls.

Restricted Securities. Each of the Funds may invest to a limited extent in restricted securities. Restricted securities are securities that may not be sold freely to the public without prior registration under federal securities laws or an exemption from registration. Restricted securities will be considered illiquid unless they are restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933. Although Rule 144A Securities have not been registered under the Securities Act, they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market may affect the value of the Rule 144A Securities. The Fund's Board of Trustees has established guidelines and procedures for the Advisor to utilize to determine the liquidity of such securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

Other Investment Companies. Each Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other US-registered investment companies. In addition, a Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company. A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

Temporary Defensive Investments. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, each of the Funds may invest up to 100% of its assets in cash and money market instruments, including securities issued or guaranteed by the US Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor's or P-1 by Moody's, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

Commercial Paper. Commercial paper is a short-term, unsecured negotiable promissory note of a US or non-US issuer. Each of the Funds may purchase commercial paper. Each Fund may also invest in variable rate master demand notes which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between a Fund and an issuer, and are not normally traded in a secondary market. A Fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The Advisor will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also "Fixed Income Securities -- Variable and Floating Rate Instruments."

Bank Obligations. Each Fund's investments in money market instruments may include certificates of deposit, time deposits and bankers' acceptances. Certificates of Deposit ("CDs") are short-term negotiable obligations of commercial banks. Time Deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

US commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). US banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, US branches of US banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. US savings and loan associations, the CDs of which may be purchased by the Funds, are supervised and subject to examination by the Office of Thrift Supervision. US savings and loan associations are insured by the Savings Association Insurance Fund which is administered by the FDIC and backed by the full faith and credit of the US Government.

                        MANAGEMENT OF THE TRUST AND FUNDS

Code of Ethics

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust's Code of Ethics permits access persons of the Funds to invest in securities for their own accounts, but requires compliance with the Code's preclearance requirements, subject to certain exceptions. In addition, the Trust's Code provides for trading blackout periods that prohibit trading by personnel within periods of trading by the Funds in the same security. The Trust's Code prohibits short term trading profits, prohibits personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Funds' advisor and its affiliates (including each Fund's Distributor, Scudder Distributors, Inc. ("SDI")) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act ("Consolidated Code"). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Funds for their own accounts, subject to compliance with the Consolidated Code's preclearance and other requirements. Among other things, the Consolidated Code provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Funds in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

Portfolio Turnover. A Fund's portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. A Fund may sell securities held for a short time in order to take advantage of what the Advisor believes to be temporary disparities in normal yield relationships between securities. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to a Fund. A high rate of portfolio turnover will also increase the likelihood of net short-term capital gains (distributions of which are taxable to shareholders as ordinary income).

The following table sets forth the portfolio turnover rates for each Fund during the periods indicated:

                                    For the Fiscal Year Ended
                                    -------------------------
                                    2004                 2003
                                    ----                 ----


Scudder Fixed Income Fund           91%                  290%

Scudder Short Duration Fund         236%                 322%

Scudder High Income Plus Fund       152%                 143%


Administrator. Deutsche Asset Management, Inc. (the "Administrator"), 345 Park Avenue, New York, New York 10154, serves as the Trust's administrator pursuant to an Administration Agreement dated August 27, 1998. Pursuant to the Administration Agreement, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies including the Commission and state securities commissions; and provide accounting and bookkeeping services for each Fund, including the computation of each Fund's net asset value, net investment income and net realized capital gains, if any.

For its services under the Administration Agreement, the Administrator receives a monthly fee at the following annual rates of the aggregate average daily net assets of each Fund: 0.12% (0.10% for the premier Class of Scudder High Income Plus Fund).. The Administrator will pay Accounting Agency and Transfer Agency fees out of the Administration fee. Previously, these fees were charged directly to each Fund. Net Fund Operating Expenses will remain unchanged since the Advisor has agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit Fund Operating Expenses of each Fund to the specified percentage of the Fund's net assets as described in the Expense Information tables in the Prospectus.


The following table sets forth the net administration fees that each Fund paid the Administrator during the periods indicated:

                                          For the Fiscal Year Ended
                                          -------------------------
                                  2004              2003               2002
                                  ----              ----               ----


Scudder Fixed Income Fund     $1,275,908         $1,293,043           $989,459

Scudder Short Duration Fund     $241,972           $172,380            $56,515

Scudder High Income Plus Fund   $327,306           $458,342           $420,964


The Administration Agreement provides that the Administrator will not be liable under the Administration Agreement except for bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Expenses of the Trust. The expenses borne by each Fund include: (i) fees and expenses of any investment advisor and any administrator of the Fund; (ii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iii) brokers' commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal expenses; (vi) interest, insurance premiums, taxes or governmental fees; (vii) clerical expenses of issue, redemption or repurchase of shares of the Fund; (viii) the expenses of and fees for registering or qualifying shares of the Fund for sale and of maintaining the registration of the Fund and registering the Fund as a broker or a dealer; (ix) the fees and expenses of Trustees who are not affiliated with the Advisor; (x) the fees or disbursements of custodians of the Fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xi) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xii) charges and expenses of the Trust's auditor; (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and (xiv) expenses of an extraordinary and nonrecurring nature.

Transfer Agent. Scudder Investments Service Company (the "Transfer Agent" or "SISC"), has been retained to act as transfer and dividend disbursing agent pursuant to a transfer agency agreement (the "Transfer Agency Agreement"), under which the Transfer Agent (i) maintains record shareholder accounts, and (ii) makes periodic reports to the Trust's Board of Trustees concerning the operations of each Fund.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund.

Distributor. The Trust, on behalf of each Fund, has entered into a distribution agreement (the "Distribution Agreement") pursuant to which Scudder Distributors, Inc., (the "Distributor" or "SDI"), as agent, serves as principal underwriter for the continuous offering of shares of each Fund. The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of each Fund, although it is not obligated to sell any particular amount of shares. Certain classes of each Fund are not subject to sales loads or distribution fees. The Advisor, and not the Trust, is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of these particular classes of each Fund.


The Distribution Agreement will remain in effect for one year from its effective date and will continue in effect thereafter only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of such parties. The Distribution Agreement was most recently approved on August 5 and 6, 2004 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to the Distribution Agreement or "interested persons" of any such parties. The Distribution Agreement is terminable, as to a Fund, by vote of the Board of Trustees, or by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Distributor. The Distributor may terminate the Distribution Agreement at any time without penalty on 60 days' written notice to the Trust.

Custodian. Brown Brothers Harriman and Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian
(i) maintains separate accounts in the name of a Fund, (ii) holds and transfers portfolio securities on account of a Fund, (iii) accepts receipts and makes disbursements of money on behalf of a Fund, (iv) collects and receives all income and other payments and distributions on account of a Fund's portfolio securities and (v) makes periodic reports to the Trust's Board of Trustees concerning a Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of a Fund.

Effective April 4, 2003 the Scudder Fixed Income Fund, Scudder Short Duration Fund and Scudder High Income Fund's Custodian is State Street Bank and Trust Company ("SSB"). The Board of Trustees approved changing the Fund's Custodian at Board Meetings held on February 24, 2003 and March 27, 2003. State Street Bank and Trust Company's offices are located at One Heritage Drive -- JPB/2N, North Quincy, MA 02171.

Portfolio Transactions.


The Advisor is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker-dealer. In seeking most favorable net results, the Advisor will not include the value of any research services received. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid by comparing them with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

When selecting a broker-dealer to effect portfolio transactions on behalf of a Fund, the Advisor may, provided that it can be done consistently with the policy of obtaining the most favorable net results, consider the activities of the broker-dealer in selling shares of any Scudder-branded (funds marketed with the Scudder name), open-end investment company. The Advisor has informed the Board of each Scudder-branded, open-end investment company of these practices and has undertaken to provide to the Boards regular reports about its selection of broker-dealers to effect portfolio transactions. The Advisor believes that these reports are important because it recognizes that it or its affiliates may derive some benefit from these practices. The Advisor and its affiliates expect that each of the Funds will benefit by the direction of orders of the Funds to broker-dealers in consideration of those broker-dealers' sales of the Scudder-branded, open-end funds in general.

Commission rates, being a component of price, are considered together with such factors. Where transactions are effected on a foreign securities exchange, the Fund employs brokers, generally at fixed commission rates. Commissions on transactions on US securities exchanges are subject to negotiation. Where transactions are effected in the over-the-counter market or third market, the Fund deals with the primary market makers unless a more favorable result is obtainable elsewhere. The Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In affecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker-dealers who supply research services to the Advisor or a Fund. The term "research services" may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Consistent with its duty to seek most favorable net results, the Advisor is authorized when placing portfolio transactions, if applicable, to cause a Fund to pay a brokerage commission in excess of that which another broker-dealer might charge for executing the same transaction on account of execution services, even in circumstances when the Advisor receives proprietary research services. The Advisor does not consider third party research services in selecting brokers. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain proprietary research services from broker-dealers may be useful to the Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighted and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than the Fund and not at all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker-dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

Supplemental research information utilized by the Advisor is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor. The Trustees will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Advisor for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.


For the fiscal year ended October 31, 2002, and October 31, 2003 the Trust, which includes the Funds, paid $2,243,000 and $3,069,000 respectively in brokerage commissions.

Each Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of October 31, 2004 the Funds held the following securities of their regular brokers or dealers:

Scudder Fixed Income Fund:

                                                      Value of Securities Owned
Name of Regular Broker or Dealer or Parent (Issuer)    as of October 31, 2004
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CitiGroup, Inc.

Scudder Short Duration Fund:

                                                      Value of Securities Owned
Name of Regular Broker or Dealer or Parent (Issuer)    as of October 31, 2004
---------------------------------------------------    ----------------------

PNC Funding Corp.

Scudder High Income Plus Fund:
                                                      Value of Securities Owned
Name of Regular Broker or Dealer or Parent (Issuer)    as of October 31, 2004
---------------------------------------------------    ----------------------

                        PURCHASE AND REDEMPTION OF SHARES

General Information


Scudder Distributors, Inc. ("SDI") serves as the distributor of the Funds' shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of the Funds. SDI enters into a Selling Group Agreement with certain broker-dealers (each a "Participating Dealer"). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement controls. If the Participating Dealer did not have an agreement with SDI, then the terms of the assigned ICC Distributors, Inc. agreement remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.

General Information

Policies and procedures affecting transactions in fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balances are $1,000 for Class S and $500 for Class AARP. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, Scudder Service Corporation (the "Transfer Agent"), will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Share Pricing. Purchases will be filled at the net asset value per share next computed after receipt of the application in good order. The net asset value of shares of each Fund is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the "Exchange") is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than the fund, to forward the purchase order to (the "transfer agent") in Kansas City by the close of regular trading on the Exchange.

Direct Distributions Program. Investors may have dividends and distributions automatically deposited to their predesignated bank account through Scudder's Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

The fund may waive the minimum for purchases by trustees, directors, officers or employees of the fund or the Advisor and its affiliates.

All new investors in Class AARP of a fund are required to provide an AARP membership number on their account application. In addition, Class S shares of a fund will generally not be available to new investors.

Eligible Class S Investors.

A. The following investors may purchase Class S shares of Scudder Funds either (i) directly from Scudder Distributors, Inc. ("SDI"), the Fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the Scudder Funds as of December 31, 2004. Investors may not otherwise purchase Class S shares through a broker-dealer, registered investment advisor or other financial services firm.

      1. Existing shareholders of Class S shares of any Scudder Fund as of December 31, 2004, and household members residing at the same address.

      2. Shareholders who own Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any Scudder Fund.

      3. Any participant who owns Class S shares of any Scudder Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any Scudder Fund.

      4. Any participant who owns Class S shares of any Scudder Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 31, 2004.

      5. Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

      6. Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or SDI and to the Portfolios of Scudder Pathway Series or other fund of funds managed by the Advisor or its affiliates.

B. The following additional investors may purchase Class S shares of Scudder Funds.

      1. Broker-dealers and registered investment advisors ("RIAs") may purchase Class S shares in connection with a comprehensive or "wrap" fee program or other fee based program.

      2. Any group retirement, employee stock, bonus, pension or profit-sharing plans.

SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through Scudder Investor Services, Inc. by letter, fax, or telephone.

Automatic Investment Plan. A shareholder may purchase shares of the fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-SCUDDER for instructions. The investor must send a duly completed and signed application to the fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks.

Redemptions

Redemption fee. Effective February 1, 2005, each fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days (60 days in the case of Scudder High Income Plus Fund) of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.

The fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the fund for up to seven days if the fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which fund shares were purchased.

Automatic Withdrawal Plan. An owner of $5,000 or more of a class of the Fund's shares at the offering price may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. Shares are redeemed so that the payee should receive payment approximately on the first of the month. Investors using this Plan must reinvest fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the "Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds, subject to the provisions below.

Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. -- Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shares of a Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. Money market funds are not subject to the 15-Day Hold Policy.

Shareholders must obtain prospectuses of the Fund they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder fund. Exchanges will be made automatically until the shareholder or the fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Redemptions and Purchases In-Kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption in-kind). If payment is made to the Fund's shareholder in securities, an investor may incur transaction expenses in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares with respect to any one investor, during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

The Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day the Fund receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax advisor for future tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (1) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange or over-the-counter market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

The Fund reserves the right to redeem all of its shares, if the Fund's Board of Trustees votes to liquidate and terminate the Fund.

Dividends

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

The Fund intends to distribute dividends from its net investment income, excluding short-term capital gains annually in December. Distributions of net capital gains realized during each fiscal year will be made annually before the end of the Fund's fiscal year on December 31. Additional distributions, including distributions of net short-term capital gains in excess of net long-term capital losses, may be made, if necessary. The Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax, although an additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.    To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder funds as provided in the prospectus. To use this privilege of investing dividends of the Fund in shares of another Scudder fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year. The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.


                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                                      TAXES

The following is a summary of certain material US federal income tax considerations regarding the purchase, ownership and disposition of shares in the Funds. It is not intended as a complete discussion of all of the potential federal income tax consequences that may be applicable to the Funds or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax advisor with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change, possibly with retroactive effect.

Taxation of the Funds and Their Investments

Each Fund will be treated as a separate taxpayer for US federal income tax purposes. Each Fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, each Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. For example, each Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies. Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, US government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than US government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses. Under the minimum distribution requirement, each Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year.

As a regulated investment company, each Fund will not be subject to US federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. A Fund will be subject to income tax at regular corporate rates on any taxable income or gain that it doe not distribute. The Funds intend to distribute to their shareholders, at least annually, substantially all of their investment company taxable income and net capital gains, and therefore do not anticipate incurring federal income tax liability.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Trust anticipates that the Funds will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, a Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. However, such dividends would be eligible for the dividends received deduction for corporations in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

A Fund's investment in so-called "OID bonds" and "market discount bonds" will be subject to special tax rules. An OID bond is a security that is issued at a discount from its face value (e.g., zero coupon securities). A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it also an OID bond). If a Fund invests in an OID bond it will be required to accrue in income each year for federal income tax purpose a portion of the difference between the issue price and the face value of the OID bond (the "original issue discount" or "OID"), even though the Fund will not receive corresponding cash interest payments with respect to such OID bond. This original issue discount is imputed income that will comprise a part of the Fund's investment company taxable income, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund level. If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

A Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

A Fund's investment in so called "section 1256 contracts," such as regulated futures contracts, most forward currency contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Every shareholder of a Fund will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisors as to any state and local taxes that may apply to these dividends and distributions.

Foreign Investments. Income (including, in some cases, capital gains) from investments in foreign stocks or securities may be subject to foreign taxes, including withholding and other taxes imposed by foreign jurisdictions. Tax conventions between certain countries and the US may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested in various countries will vary.

If a Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), each Fund may make an election pursuant to which certain foreign taxes paid by a Fund would be treated as having been paid directly by shareholders of the Fund. Pursuant to such election, the amount of foreign taxes paid will be included in the income of each Fund's shareholders, and such Fund's shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such Fund's shareholder will be notified after the close of each Fund's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the amount which represents income derived from sources within each such country.

The amount of foreign taxes that a shareholder may claim as a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by a Fund on the sale of foreign securities will be treated as US source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Investment in Passive Foreign Investment Companies. If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing Fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing Fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of US Shareholders

Dividends and Distributions

Each Fund intends to distribute substantially all of its net income and capital gains, if any, to shareholders each year. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund. Dividends and distributions received by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax. Each Fund's dividends and capital gain distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. Distributions declared to shareholders of record in October, November or December and paid in January are taxable on December 31.

If a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for US federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their US federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for US federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the Funds designate as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Funds. All other dividends of the Funds (including dividends from short-term capital gains) from current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

Special rules apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by a fund after December 31, 2002 from US corporations and qualifying foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the Fund from a real estate investment trust ("REIT") or another regulated investment company ("RIC") generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.

The Funds do not expect that a significant portion of their respective dividends will be eligible for treatment as qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the "extraordinary dividend" was paid, then the loss will be long-term capital loss to the extent of such "extraordinary dividend." An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for US federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings. and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sale of Shares

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of snares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

The sale or other disposition of shares of a Fund by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax.

Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

Backup Withholding

A Fund may be required to withhold US federal income tax on taxable distributions and redemption proceeds payable to shareholders who fail to provide each Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability.

Foreign Shareholders

A foreign shareholder is a shareholder that, for US federal income tax purposes, is not a US citizen or resident or a US corporation, partnership, estate or trust. Dividends (other than capital gains dividends and exempt-interest dividends) distributed to a foreign shareholder whose ownership of Fund shares is not "effectively connected" with a US trade or business carried on by such foreign shareholder generally will be subject to a US federal withholding tax of 30% unless such rate is reduced by an applicable tax treaty. However, if a foreign shareholder's ownership of Fund shares is "effectively connected" with a US trade or business carried on by such foreign shareholder, then none of the dividends distributed to that shareholder will be subject to such withholding and all of such dividends (other than exempt-interest dividends) will instead be subject to US federal income tax on a net-income basis at the rates that are applicable to US citizens or domestic corporations, as the case may be. Foreign shareholders that are treated as corporations for US federal income tax purposes also may be subject to the 30% federal branch profits tax.

Capital gains realized by foreign shareholders on the sale of Fund shares and capital gain distributions to foreign shareholders generally will not be subject to US federal income or withholding tax if the shareholder furnishes each Fund with a certificate regarding the shareholder's foreign status unless the foreign shareholder is a nonresident alien individual who is physically present in the US for more than 182 days during the taxable year and meets certain other conditions.

Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor either Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Each Fund's shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

                              TRUSTEES AND OFFICERS


approves all significant agreements between the Funds and persons or companies furnishing services to the Funds, including the Funds' agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing theeach Fund's affairs and for exercising the Fund powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is appointed or elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.

The following information is provided for each Trustee and Officer of the Trust and the Fund's Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an "interested person" of the Trust and Funds. Information for each Non-Independent Trustee ("Interested Trustee") follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Fund's' advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to the Trust's operations is One South Street, Baltimore, Maryland, 21202.

The following individuals hold the same position with the Funds and the Trust.

Independent Trustees


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Name, Date of Birth,
Position with the                                                                      Number of Funds
Fund and Length of Time       Business Experience and Directorships                    in the Fund
Served(1,2)                   During the Past 5 Years                                  Complex Overseen
---------------------------------------------------------------------------------------------------------
Joseph R. Hardiman            Private Equity Investor (January 1997 to                 55
5/27/37                       present); Director, Corvis Corporation(3)
Chairman since 2004 and       (optical networking equipment) (July 2000 to
Trustee since 2002            present), Brown Investment Advisory & Trust
                              Company (investment advisor) (February 2001
                              to present), The Nevis Fund (registered
                              investment company) (July 1999 to present),
                              and ISI Family of Funds (registered
                              investment companies) (March 1998 to
                              present). Formerly, Director, Soundview
                              Technology Group Inc. (investment banking)
                              (July 1998 to January 2004) and Director,
                              Circon Corp.(3) (medical instruments)
                              (November 1998-January 1999); President and
                              Chief Executive Officer, The National
                              Association of Securities Dealers, Inc. and
                              The NASDAQ Stock Market, Inc. (1987-1997);
                              Chief Operating Officer of Alex. Brown & Sons
                              Incorporated (now Deutsche Bank Securities
                              Inc.) (1985-1987); General Partner, Alex.
                              Brown & Sons Incorporated (now Deutsche Bank
                              Securities Inc.) (1976-1985)
---------------------------------------------------------------------------------------------------------
Richard R. Burt               Chairman, Diligence LLC (international                   57
2/3/47                        information collection and risk-management
Trustee since 2002            firm (September 2002 to present); Chairman,
                              IEP Advisors, Inc. (July 1998 to present);
                              Member of the Board, Hollinger International,
                              Inc.(3) (publishing) (September 1995 to
                              present), HCL Technologies Limited
                              (information technology) (April 1999 to
                              present), UBS Mutual Funds (formerly known as
                              Brinson and Mitchell Hutchins families of
                              funds) (registered investment companies)
                              (September 1995 to present); and Member,
                              Textron Inc.(3) International Advisory
                              Council (July 1996 to present). Formerly,
                              Partner, McKinsey & Company (consulting)
                              (1991-1994) and US Chief Negotiator in
                              Strategic Arms Reduction Talks (START) with
                              former Soviet Union and US Ambassador to the
                              Federal Republic of Germany (1985-1991);
                              Member of the Board, Homestake Mining(3)
                              (mining and exploration) (1998-February
                              2001), Archer Daniels Midland Company(3)
                              (agribusiness operations) (October 1996-June
                              2001) and Anchor Gaming (gaming software and
                              equipment) (March 1999-December 2001);
                              Chairman of the Board, Weirton Steel
                              Corporation(3) (April 1996-2004)
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---------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                      Number of Funds
Fund and Length of Time       Business Experience and Directorships                    in the Fund
Served(1,2)                   During the Past 5 Years                                  Complex Overseen
---------------------------------------------------------------------------------------------------------
S. Leland Dill                Trustee, Phoenix Euclid Market Neutral Funds             55
3/28/30                       (since May 1998), Phoenix Funds (24
Trustee since 2002            portfolios) (since May 2004) (registered
                              investment companies); Retired (since 1986).
                              Formerly, Partner, KPMG Peat Marwick (June
                              1956-June 1986); Director, Vintners
                              International Company Inc. (wine vintner)
                              (June 1989-May 1992), Coutts (USA)
                              International (January 1992-March 2000),
                              Coutts Trust Holdings Ltd., Coutts Group
                              (private bank) (March 1991-March 1999);
                              General Partner, Pemco (investment company)
                              (June 1979-June 1986); Trustee, Phoenix Zweig
                              Series Trust (September 1989-May 2004)
---------------------------------------------------------------------------------------------------------
Martin J. Gruber              Nomura Professor of Finance, Leonard N. Stern            55
7/15/37                       School of Business, New York University
Trustee since 2002            (since September 1964); Trustee (since
                              January 2000) and Chairman of the Board
                              (since February 2004), CREF (pension fund);
                              Trustee of the TIAA-CREF Mutual funds (53
                              portfolios) (since February 2004); Director,
                              Japan Equity Fund, Inc. (since January 1992),
                              Thai Capital Fund, Inc. (since January 2000)
                              and Singapore Fund, Inc. (since January 2000)
                              (registered investment companies). Formerly,
                              Trustee, TIAA (pension fund) (January
                              1996-January 2000); Director, S.G. Cowen
                              Mutual Funds (January 1985- January 2001)
---------------------------------------------------------------------------------------------------------

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Name, Date of Birth,
Position with the                                                                      Number of Funds
Fund and Length of Time       Business Experience and Directorships                    in the Fund
Served(1,2)                   During the Past 5 Years                                  Complex Overseen
---------------------------------------------------------------------------------------------------------
Richard J. Herring            Jacob Safra Professor of International                   55
2/18/46                       Banking and Professor, Finance Department,
Trustee since 2002            The Wharton School, University of
                              Pennsylvania (since July 1972); Director,
                              Lauder Institute of International Management
                              Studies (since July 2000); Co-Director,
                              Wharton Financial Institutions Center (since
                              July 2000). Formerly, Vice Dean and Director,
                              Wharton Undergraduate Division (July
                              1995-June 2000)
---------------------------------------------------------------------------------------------------------
Graham E. Jones               Senior Vice President, BGK Realty, Inc.                  55
1/31/33                       (commercial real estate) (since 1995);
Trustee since 1993            Trustee, 8 open-end mutual funds managed by
                              Weiss, Peck & Greer (since 1985) and Trustee
                              of 18 open-end mutual funds managed by Sun
                              Capital Advisers, Inc. (since 1998)
---------------------------------------------------------------------------------------------------------
Rebecca W. Rimel              President and Chief Executive Officer, The               55
4/10/51                       Pew Charitable Trusts (charitable foundation)
Trustee since 2002            (1994 to present); Executive Vice President,
                              The Glenmede Trust Company (investment trust
                              and wealth management) (1983 to present)
---------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.          Principal, Philip Saunders Associates                    55
10/11/35                      (economic and financial consulting) (since
Trustee since 2002            November 1988). Formerly, Director, Financial
                              Industry Consulting, Wolf & Company
                              (consulting)(1987-1988); President, John
                              Hancock Home Mortgage Corporation
                              (1984-1986); Senior Vice President of
                              Treasury and Financial Services, John Hancock
                              Mutual Life Insurance Company, Inc.
                              (1982-1986)
---------------------------------------------------------------------------------------------------------
William N. Searcy             Private investor since October 2003; Trustee             55
9/03/46                       of 18 open-end mutual funds managed by Sun
Trustee since 1993            Capital Advisers, Inc. (since October 1998).
                              Formerly, Pension & Savings Trust Officer,
                              Sprint Corporation(3) (telecommunications)
                              (since November 1989)
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                      Number of Funds
Fund and Length of Time       Business Experience and Directorships                    in the Fund
Served(1,2)                   During the Past 5 Years                                  Complex Overseen
---------------------------------------------------------------------------------------------------------
Robert H. Wadsworth           President, Robert H. Wadsworth Associates,               145
1/29/40                       Inc. (consulting firm) (May 1983 to present).
Trustee since 2002            Formerly, President and Trustee, Trust for
                              Investment Managers (registered investment
                              company) (April 1999- June 2002). President,
                              Investment Company Administration, L.L.C.
                              (January 1992*-July 2001); President,
                              Treasurer and Director, First Fund
                              Distributors, Inc. (June 1990-January 2001);
                              Vice President, Professionally Managed
                              Portfolios (May 1991-January 2001) and
                              Advisors Series Trust (October 1996-January
                              2001) (registered investment companies)

                              * Inception date of the corporation which was the
                              predecessor to the L.L.C.
---------------------------------------------------------------------------------------------------------

Interested Trustee

---------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                      Number of Funds
Fund and Length of Time       Business Experience and Directorships                    in the Fund
Served(1,2)                   During the Past 5 Years                                  Complex Overseen
---------------------------------------------------------------------------------------------------------
William N. Shiebler(4)        Chief Executive Officer in the Americas for              142
(1942)                        Deutsche Asset Management ("DeAM") and a
Trustee, 2004-present         member of the DeAM Global Executive Committee
                              (since 2002); Vice Chairman of Putnam
                              Investments, Inc. (1999); Director and Senior
                              Managing Director of Putnam Investments, Inc.
                              and President, Chief Executive Officer, and
                              Director of Putnam Mutual Funds Inc.
                              (1990-1999)
---------------------------------------------------------------------------------------------------------

Officers

---------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time       Business Experience and Directorships
Served(1,2)                   During the Past 5 Years
---------------------------------------------------------------------------------------------------------
Julian F. Sluyters(5)         Managing Director, Deutsche Asset Management
7/14/60                       (since May 2004); President and Chief
President and Chief           Executive Officer of The Germany Fund, Inc.,
Executive Officer since       The New Germany Fund, Inc., The Central
2004                          Europe and Russia Fund, Inc., The Brazil
                              Fund, Inc., The Korea Fund, Inc., Scudder
                              Global High Income Fund, Inc. and Scudder New
                              Asia Fund, Inc. (since May 2004); President
                              and Chief Executive Officer, UBS Fund
                              Services (2001-2003); Chief Administrative
                              Officer (1998-2001) and Senior Vice President
                              and Director of Mutual Fund Operations (1991
                              to 1998) UBS Global Asset Management
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time       Business Experience and Directorships
Served(1,2)                   During the Past 5 Years
--------------------------------------------------------------------------------
Kenneth Murphy(6)             Vice President, Deutsche Asset Management
10/13/63                      (2000-present); formerly, Director, John
Vice President and            Hancock Signature Services (1992-2000)
Anti-Money Laundering
Compliance Officer since
--------------------------------------------------------------------------------
Paul Schubert(5) (1963)       Managing Director, Deutsche Asset Management
Chief Financial Officer,      (2004-present); formerly, Executive Director,
2004-present                  Head of Mutual Fund Services and Treasurer
                              for UBS Family of Funds at UBS Global Asset
                              Management (1994-2004)
--------------------------------------------------------------------------------
Charles A. Rizzo(6)           Managing Director, Deutsche Asset Management
8/5/57                        (April 2004 to present). Formerly, Director,
Treasurer since               Deutsche Asset Management (April 2000-March
                              2004); Vice President and Department Head, BT
                              Alex. Brown Incorporated (now Deutsche Bank
                              Securities Inc.) (1998-1999); Senior Manager,
                              Coopers & Lybrand L.L.P. (now
                              PricewaterhouseCoopers LLP) (1993-1998)
--------------------------------------------------------------------------------
John Millette(6)              Director, Deutsche Asset Management
8/23/62
Secretary since 2003
--------------------------------------------------------------------------------
Lisa Hertz(5) (1970)          Assistant Vice President, Deutsche Asset
Assistant Secretary,          Management
2004-present
--------------------------------------------------------------------------------
Daniel O. Hirsch              Managing Director, Deutsche Asset Management
3/27/54                       (2002-present) and Director, Deutsche Global
Assistant Secretary since     Funds Ltd. (2002-present). Formerly,
                              Director, Deutsche Asset Management
                              (1999-2002), Principal, BT Alex. Brown
                              Incorporated (now Deutsche Bank Securities
                              Inc.) (1998-1999); Assistant General Counsel,
                              United States Securities and Exchange
                              Commission (1993-1998)
--------------------------------------------------------------------------------
Caroline Pearson(6)           Managing Director, Deutsche Asset Management
4/1/62
Assistant Secretary, since
--------------------------------------------------------------------------------
Bruce A. Rosenblum            Director, Deutsche Asset Management
9/14/60
Vice President since 2003
and Assistant Secretary
since
--------------------------------------------------------------------------------
Kevin M. Gay(6)               Vice President, Deutsche Asset Management
11/12/59
Assistant Treasurer since
2004
--------------------------------------------------------------------------------
Salvatore Schiavone(6)        Director, Deutsche Asset Management
11/03/65
Assistant Treasurer since
2003
--------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo(6)  Director, Deutsche Asset Management
1/27/57
Assistant Treasurer since
2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time       Business Experience and Directorships
Served(1,2)                   During the Past 5 Years
--------------------------------------------------------------------------------
Philip Gallo(5) 8/2/62        Managing Director, Deutsche Asset Management
Chief Compliance Officer      (2003-present). Formerly, Co-Head of Goldman
2004-present                  Sachs Asset Management Legal (1994-2003)
--------------------------------------------------------------------------------


(1) Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

(2) Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder MG Investments Trust of which these funds are each a series.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4) Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 280 Park Avenue, New York, New York.

(5)   Address: 345 Park Avenue, New York, New York

(6)   Address: Two International Place, Boston, Massachusetts 02110

Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officers' Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:              Secretary

Trustee Ownership in the Funds(1)


                                                   Aggregate Dollar
                            Dollar Range         Range of Ownership as
                            of Beneficial      of 12/31/04 in all Funds
                        Ownership in Scudder    Overseen by Trustee in
Trustee                   Fixed Income Fund      the Fund Complex(2,3)
-------                   -----------------      ---------------------

Independent Trustees:

Richard R. Burt                                    Over $100,000
S. Leland Dill                                     Over $100,000
Martin J. Gruber                                   Over $100,000
Joseph R. Hardiman                                 Over $100,000
Richard J. Herring                                 Over $100,000
Graham E. Jones                                    Over $100,000
Rebecca W. Rimel                                   Over $100,000
Philip Saunders, Jr.                               Over $100,000
William N. Searcy                                  Over $100,000
William N. Shiebler                                Over $100,000
Robert H. Wadsworth                                Over $100,000

                                                         Aggregate Dollar
                                                      Range of Ownership as
                        Dollar Range of Beneficial   of 12/31/04 in all Funds
                           Ownership in Scudder       Overseen by Trustee in
Trustee                    Short Duration Fund         the Fund Complex(2,3)
-------                    -------------------         ---------------------

Independent Trustees:

Richard R. Burt                                          Over $100,000
S. Leland Dill                                           Over $100,000
Martin J. Gruber                                         Over $100,000
Joseph R. Hardiman                                       Over $100,000
Richard J. Herring                                       Over $100,000
Graham E. Jones                                          Over $100,000
Rebecca W. Rimel                                         Over $100,000
Philip Saunders, Jr.                                     Over $100,000
William N. Searcy                                        Over $100,000
William N. Shiebler                                      Over $100,000
Robert H. Wadsworth                                      Over $100,000

                                                           Aggregate Dollar
                                                       Range of Ownership as of
                           Dollar Range of Beneficial   12/31/04 in all Funds
                             Ownership in Scudder       Overseen by Trustee in
Trustee                      High Income Plus Fund       the Fund Complex(2,3)
-------                      ---------------------       ---------------------

Independent Trustees:

Richard R. Burt                                              Over $100,000
S. Leland Dill                                               Over $100,000
Martin J. Gruber                                             Over $100,000
Joseph R. Hardiman                                           Over $100,000
Richard J. Herring                                           Over $100,000
Graham E. Jones                                              Over $100,000
Rebecca W. Rimel                                             Over $100,000
Philip Saunders, Jr.                                         Over $100,000
William N. Searcy                                            Over $100,000
William N. Shiebler                                          Over $100,000
Robert H. Wadsworth                                          Over $100,000

(1) The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2) The Funds include Scudder Fixed Income Fund, Scudder Short Duration Fund and Scudder High Income Plus Fund.

(3) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

Ownership in Securities Advisor and Related Companiesof The

As reported to each Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds (including Deutsche Bank AG).

                                                       Value of      Percent of
                      Owner and                      Securities on    Class on
                     Relationship          Title of  an Aggregate   an Aggregate
Independent Trustee   to Trustee   Company   Class      Basis          Basis
-------------------   ----------   -------   -----      -----          -----

Richard R. Burt                     None
S. Leland Dill                      None
Martin J. Gruber                    None
Joseph R. Hardiman                  None
Richard Herring                     None
Graham E. Jones                     None
Rebecca W. Rimel                    None
Philip Saunders, Jr.                None
William N. Searcy                   None
Robert H. Wadsworth                 None

As of December 31, 2004, the Trustees and officers of the Trust owned, as a group, less than 1% percent of the outstanding shares of each Fund.

To the best of the Fund's knowledge, as of January 19, 2004, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

As of January 19, 2005, 4,658,623.049 shares in the aggregate, or 8.57% of the outstanding shares of Scudder Fixed Income Fund, Institutional Class were held in the name of Charles Schwab & Co. Inc., Special Custody Account, Mutual Funds Department, 101 Montgomery Street, San Francisco, CA 94104-4122 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 1,199,144.078 shares in the aggregate, or 12.03% of the outstanding shares of Scudder Fixed Income Fund, Investment Class were held in the name of Charles Schwab & Co. Inc., Special Custody Account, Mutual Funds Department, 101 Montgomery Street, San Francisco, CA 94104-4122 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 63,629.647 shares in the aggregate, or 16.67% of the outstanding shares of Scudder Fixed Income Fund, Class R were held in the name of First Interstate Bank TTEE, First Interstate Bank Savings and Profit Sharing Plan, U/A 07/01/83, 401 N. 31st St., Billings, MT 59101-1200 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 1,663,702.447 shares in the aggregate, or 16.69% of the outstanding shares of Scudder Fixed Income Fund, Investment Class were held in the name of National Financial Services Corp. for the Exclusive Benefit of our Customers, Attn: Mutual Fds-No Loads-5th Fl, 200 Liberty St., New York, NY 10281-1003 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 1,234,784.218 shares in the aggregate, or 5.57% of the outstanding shares of Scudder Fixed Income Fund, Class A were held in the name of Scudder Trust Company TTEE, FBO Community Health Systems Inc., 401K Plan #062852, Attn: Asset Recon P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 1,682,462.773 shares in the aggregate, or 7.58% of the outstanding shares of Scudder Fixed Income Fund, Class A were held in the name of Jennifer Ferrari TTEE, State Street Bank and Trust, FBO ADP 401K Daily Valuation Prod. B, 4 Becker Farm Rd. #580, Roseland, NJ 07068-1739 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 5,487,963.246 shares in the aggregate, or 10.10% of the outstanding shares of Scudder Fixed Income Fund, Institutional Class were held in the name of Scudder Trust Company TTEE, FBO DB Matched Savings Plan, Attn:
Asset Recon Dept. #063115, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 41,942.240 shares in the aggregate, or 10.99% of the outstanding shares of Scudder Fixed Income Fund, Class R were held in the name of Scudder Trust Company, FBO Hampshire OB-GYN Assoc. Inc., Attn: Asset Recon Dept. # 063674, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 31,338.881 shares in the aggregate, or 8.21% of the outstanding shares of Scudder Fixed Income Fund, Class R were held in the name of Community Bank N A Cust. FBO Bancoop Savings & Investment Plan, 6 Rhoads Dr. Ste. 7, Utica, NY 13502-6317 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 23,027.118 shares in the aggregate, or 6.03% of the outstanding shares of Scudder Fixed Income Fund, Class R were held in the name of Community Bank NA Cust. FBO International Shipping Agency Salary Deferral & Savings Plan, 6 Rhoads Dr. Ste. 7, Utica, NY 13502-6317 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 1,005,104.518 shares in the aggregate, or 10.08% of the outstanding shares of Scudder Fixed Income Fund, Investment Class were held in the name of Scudder Trust Co. Cust. FBO Life Care Centers of America, Attn:
Asset Recon Dept. #062804, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 528,032.510 shares in the aggregate, or 5.30% of the outstanding shares of Scudder Fixed Income Fund, Investment Class were held in the name of Scudder Trust Co. Cust. FBO the Thrift Plan of Lonza, Attn: Asset Recon Dept. #062816, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 8,101,608.783 shares in the aggregate, or 14.91% of the outstanding shares of Scudder Fixed Income Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. for Scudder Pathway Series, Balanced Portfolio, 1 Heritage Dr. #P5S, Quincy, MA 02171-2105 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 4,556,389.683 shares in the aggregate, or 8.38% of the outstanding shares of Scudder Fixed Income Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. for Scudder Pathway Series, Growth Portfolio, 1 Heritage Dr. #P5S, Quincy, MA 02171-2105 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 2,867,630.805 shares in the aggregate, or 12.92% of the outstanding shares of Scudder Fixed Income Fund, Class A were held in the name of Morgan Stanley DW, Attn: Mutual Fund Operations, 3 Harborside Plaza, 6th Floor, Jersey City, NJ 07311-3907 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 230,090.716 shares in the aggregate, or 5.92% of the outstanding shares of Scudder Fixed Income Fund, Class B were held in the name of Morgan Stanley DW, Attn: Mutual Fund Operations, 3 Harborside Plaza, 6th Floor, Jersey City, NJ 07311-3907 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 245,646.473 shares in the aggregate, or 6.32% of the outstanding shares of Scudder Fixed Income Fund, Class B were held in the name of Citigroup Global Markets Inc., 00109801250, Attn: Peter Booth, 7th Fl, 333 W 34th St., New York, NY 10001-2402 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 415,460.097 shares in the aggregate, or 8.93% of the outstanding shares of Scudder Fixed Income Fund, Class C were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Administration 97D94, 4800 Deer Lake Dr., East 2nd Fl, Jacksonville, FL 32246-6484 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 98.039 shares in the aggregate, or 50.00% of the outstanding shares of Scudder Short Duration Fund, Class S were held in the name of Scudder Test Account, 210 W 10th St., Attn: Client SVCS 7th Fl, Kansas City, MO 64105-1614 who may be deemed as the beneficial owner of certain of these shares.

As of Janaury 19, 2005, 305,311.880 shares in the aggregate, or 5.46% of the outstanding shares of Scudder Short Duration Fund, Institutional Class were held in the name of Charles Schwab & Co. Inc., Special Custody Account, Mutual Funds Department, 101 Montgomery Street, San Francisco, CA 94104-4122 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 675,192.434 shares in the aggregate, or 12.08% of the outstanding shares of Scudder Short Duration Fund, Institutional Class were held in the name of National Financial Services Corp. for the Exclusive Benefit of our Customers, Attn: Mutual Fds-No Loads-5th Fl, 200 Liberty St., New York, NY 10281-1003 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 1,118,017.074 shares in the aggregate, or 20.00% of the outstanding shares of Scudder Short Duration Fund, Institutional Class were held in the name of Risk Enterprise Management Limited, Attn: Stephen Marcketta, 2540 US Highway 130 Ste 109, Cranbury, NJ 08512-3519 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 430,518.445 shares in the aggregate, or 7.70% of the outstanding shares of Scudder Short Duration Fund, Institutional Class were held in the name of Whitehall Station Insurance Co. Ltd., P.O. Box 1151 GT First Carribean House, 3rd Floor, Grand Cayman, Cayman Islands who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 414,846.762 shares in the aggregate, or 5.47% of the outstanding shares of Scudder Short Duration Fund, Class A were held in the name of State Street Bank & Trust Co., Cust. for Scudder Pathway Series, Growth Portfolio, 1 Heritage Dr. #P5S, Quincy, MA 02171-2105 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 292,364.305 shares in the aggregate, or 7.90% of the outstanding shares of Scudder Short Duration Fund, Class C were held in the name of Morgan Stanley DW, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311-3907 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 1,659,892.550 shares in the aggregate, or 21.90% of the outstanding shares of Scudder Short Duration Fund, Class A were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Administration 97D94, 4800 Deer Lake Dr. East 2nd Fl, Jacksonville, FL 32246-6484 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 844,288.387 shares in the aggregate, or 22.83% of the outstanding shares of Scudder Short Duration Fund, Class C were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Administration 97D94, 4800 Deer Lake Dr. East 2nd Fl, Jacksonville, FL 32246-6484 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 673,251.519 shares in the aggregate, or 7% of the outstanding shares of Scudder High Income Plus Fund, Investment Class were held in the name of Charles Schwab & Co. Inc., Special Custody Account, Mutual Funds Department, 101 Montgomery Street, San Francisco, CA 94104-4122 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 509,444.944 shares in the aggregate, or 6% of the outstanding shares of Scudder High Income Plus Fund, Investment Class were held in the name of Chase Manhattan Bank TTEE, FBO ADP DC Express, Attn: Lisa Glenn, 3 Chase Metrotech Center 6th Floor, Brooklyn, NY 11245-0001 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 329,930.444 shares in the aggregate, or 6.90% of the outstanding shares of Scudder High Income Plus Fund, Premier Class were held in the name of Soft Drink & Brewery Workers Union, Local 812 Retirement Fund, 188 Summerfield St., Scarsdale, NY 10583-5499 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 1,828,551.542 shares in the aggregate, or 20% of the outstanding shares of Scudder High Income Plus Fund, Investment Class were held in the name of National Financial Services Corp. for the Exclusive Benefit of our Customers, Attn: Mutual Fds-No Loads-5th Fl, 200 Liberty Street, New York, NY 10281-1003 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 965,255.860 shares in the aggregate, or 20.19% of the outstanding shares of Scudder High Income Plus Fund, Premier Class were held in the name of Public School Employees Retirement System, C/O State Street PA SVCS 30 N 3rd St. Ste 750, Harrisburg, PA 17101-1712 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 4,741,334.802 shares in the aggregate, or 52% of the outstanding shares of Scudder High Income Plus Fund, Investment Class were held in the name of Jennifer Ferrari TTEE, State Street Bank and Trust, FBO ADP 401K Daily Valuation Prod. A, 4 Becker Farm Rd. #580, Roseland, NJ 07068-1739 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 397,357.504 shares in the aggregate, or 8.31% of the outstanding shares of Scudder High Income Plus Fund, Premier Class were held in the name of Georgia Tech Foundation Inc., 177 North Ave. NW, Atlanta, GA 30332-0001 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 360,219.444 shares in the aggregate, or 7.53% of the outstanding shares of Scudder High Income Plus Fund, Premier Class were held in the name of Navajo Nation, 280 Park Ave. 12 East, NYC03-1260, New York, NY 10017-1216 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 834,663.769 shares in the aggregate, or 17.46% of the outstanding shares of Scudder High Income Plus Fund, Premier Class were held in the name of Indiana Tobacco Master Trust, Attn: Mary Ellen Higgins, 280 Park Ave., New York, NY 10017-1216 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 863,751.949 shares in the aggregate, or 18.41% of the outstanding shares of Scudder High Income Plus Fund, Institutional Class were held in the name of Felician Services Inc., 3800 W. Peterson Ave., Chicago, IL 60659-3116 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 761,880.940 shares in the aggregate, or 16.24% of the outstanding shares of Scudder High Income Plus Fund, Institutional Class were held in the name of John P. Dawson TTEE, John P. Dawson Charitable Remainder, Unitrust U/A 08/25/2000, 2141 Byron St., Palo Alto, CA 94301-4006 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 459,278.637 shares in the aggregate, or 9.79% of the outstanding shares of Scudder High Income Plus Fund, Institutional Class were held in the name of National Financial Services Corp. for the Exclusive Benefit of our Customers, Attn: Mutual Fds-No Loads-5th Fl, 200 Liberty St., New York, NY 10281-1003 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 456,981.919 shares in the aggregate, or 9.56% of the outstanding shares of Scudder High Income Plus Fund, Premier Class were held in the name of State Street Bank & Trust Co. Cust. for Scudder Pathway Series, Conservative Portfolio, 1 Heritage Dr. #P5S, Quincy, MA 02171-2105 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 656,937.272 shares in the aggregate, or 13.74% of the outstanding shares of Scudder High Income Plus Fund, Premier Class were held in the name of State Street Bank & Trust Co. Cust. for Scudder Pathway Series, Balanced Portfolio, 1 Heritage Dr. #P5S, Quincy, MA 02171-2105 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 311,460.700 shares in the aggregate, or 6.51% of the outstanding shares of Scudder High Income Plus Fund, Premier Class were held in the name of State Street Bank & Trust Co. Cust. for Scudder Pathway Series, Growth Portfolio, 1 Heritage Dr. #P5S, Quincy, MA 02171-2105 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 1,321,684.589 shares in the aggregate, or 28.17% of the outstanding shares of Scudder High Income Plus Fund, Institutional Class were held in the name of Deutsche Bank Securities Inc. FBO 906-20821-11, P.O. Box 1346, Baltimore, MD 21203-1346 who may be deemed as the beneficial owner of certain of these shares.


Information Concerning Committees and Meetings of Trustees

The Boards of Trustees of the Trust met six times during the calendar year ended December 31, 2003 and each Trustee attended at least 75% of the meetings of the Boards and meetings of the committees of the Boards of Trustees on which such Trustee served.

Board Committee. The Trust's Board currently has the following committees:

Audit and Compliance Committee. The Audit and Compliance Committee selects the independent auditors for each Fund, confers with the independent auditors regarding each Fund's financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit and Compliance Committee approves all significant services proposed to be performed by the independent auditors and considers the possible effect of such services on their independence. The members of the Audit and Compliance Committee are S. Leland Dill (Chair) and all of the Independent Trustees. The Audit Committee met seven times during the calendar year ended December 31, 2003.

Nominating and Governance Committee. The primary responsibilities of the Nominating and Governance Committee, consisting of all the Independent Trustees, are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met once during the calendar year ended December 31, 2003.

Valuation Committee. The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of securities held by the Fund in accordance with the Fund's Valuation Procedures. Messrs. Hale, Saunders and Wadsworth are members of the Committee with Messrs. Burt, Dill, Gruber, Hardiman, Herring, Jones, Searcy and Ms. Rimel as alternates. Two Trustees are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met four times during the calendar year ended December 31, 2003.

Additional Committees. On February 25, 2003, the Board of Trustees organized a Fixed Income Committee, an Equity Committee and an Operations Committee. The members of the Fixed Income Committee are Messrs. Jones and Searcy and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber, Hardiman and Herring. The members of the Operations Committee are Messrs. Dill, Saunders and Wadsworth. The Fixed Income, Equity and Operations Committees periodically review the investment performance and operations of the Fund. The Fixed Income Committee met five times, the Equity Committee met five times and the Operations Committee met eight times during the calendar year ended December 31, 2003.

Remuneration. Officers of the Fund receive no direct remuneration from the Fund. Officers and Trustees of the Fund who are officers or trustees of the Advisor may be considered to have received remuneration indirectly. As compensation for his or her services, each Trustee who is not an "interested person" of the Fund (as defined in the Investment Company Act) (an "Independent Trustee") receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the Fund Complex during the calendar year 2003.

                        Compensation from      Pension or Retirement      Total Compensation Paid to
                          Scudder High            Benefits Accrued          Trustees from the Fund
Name of Trustee          Income Plus Fund     as Part of Fund Expenses      and the Fund Complex(1)
---------------          ----------------     ------------------------      -----------------------


Richard R. Burt            $1,715                       $0                        $198,370
S. Leland Dill             $1,766                       $0                        $155,500
Martin J. Gruber           $1,496                       $0                        $136,000
Richard T. Hale              $0                         $0                           $0
Joseph R. Hardiman2        $1,522                       $0                        $139,000
Richard J. Herring2        $1,518                       $0                        $138,000
Graham E. Jones            $1,507                       $0                        $137,000
Rebecca W. Rimel2          $1,722                       $0                        $164,120
Philip Saunders, Jr. 2     $1,518                       $0                        $138,000
William N. Searcy          $1,708                       $0                        $149,500
Robert H. Wadsworth        $1,518                       $0                        $171,000


                         Compensation from      Pension or Retirement       Total Compensation Paid to
                           Scudder Fixed          Benefits Accrued           Trustees from the Fund
Name of Trustee             Income Fund        as Part of Fund Expenses      and the Fund Complex(1)
---------------             -----------        ------------------------      -----------------------


Richard R. Burt                $4,378                    $0                        $198,370
S. Leland Dill                 $4,397                    $0                        $155,500
Martin J. Gruber               $3,625                    $0                        $136,000
Richard T. Hale                  $0                      $0                           $0
Joseph R. Hardiman2            $3,711                    $0                        $139,000
Richard J. Herring2            $3,687                    $0                        $138,000
Graham E. Jones                $3,656                    $0                        $137,000
Rebecca W. Rimel2              $4,405                    $0                        $164,120
Philip Saunders, Jr. 2         $3,687                    $0                        $138,000
William N. Searcy              $4,218                    $0                        $149,500
Robert H. Wadsworth            $3,687                    $0                        $171,000


                          Compensation from        Pension or Retirement       Total Compensation Paid to
                            Scudder Short             Benefits Accrued          Trustees from the Fund
Name of Trustee             Duration Fund          as Part of Fund Expenses     and the Fund Complex(1)
---------------             -------------          ------------------------     -----------------------


Richard R. Burt               $1,251                      $0                        $198,370
S. Leland Dill                $1,262                      $0                        $155,500
Martin J. Gruber              $1,108                      $0                        $136,000
Richard T. Hale                 $0                        $0                           $0
Joseph R. Hardiman2           $1,124                      $0                        $139,000
Richard J. Herring2           $1,120                      $0                        $138,000
Graham E. Jones               $1,114                      $0                        $137,000
Rebecca W. Rimel2             $1,256                      $0                        $164,120
Philip Saunders, Jr. 2        $1,120                      $0                        $138,000
William N. Searcy             $1,227                      $0                        $149,500
Robert H. Wadsworth           $1,120                      $0                        $171,000


(1) During calendar year 2003, the total number of funds overseen by each Trustee was 68 funds except for Messrs. Burt (70 funds), Gruber (69 funds), Hale (201 funds), and Wadsworth (71 funds).

(2) Of the amounts payable to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $124,889, $48,150, $33,803 and $122,498, respectively, was deferred pursuant to a deferred compensation plan.

Certain funds in the fund Complex, including these Funds, have adopted a Retirement Plan for Trustees who are not employees of the Trust, the Trust's Administrator or its respective affiliates (the "Retirement Plan"). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 were as follows: for Ms. Rimel, 6 years; for Mr. Hardiman, 3 years; and for Mr. Burt and Mr. Wadsworth, 2 years.

        Estimated Annual Benefits Payable By Fund Complex Upon Retirement
        -----------------------------------------------------------------

  Years of Service   Chairmen of Audit and Executive Committees    Other Participants
  ----------------   ------------------------------------------    ------------------
      6 years                            $4,900                              $3,900

      7 years                            $9,800                              $7,800

      8 years                            $14,700                            $11,700

      9 years                            $19,600                            $15,600

  10 years or more                       $24,500                            $19,500

Effective February 12, 2001, the Board of Trustees of the Trust, as well as each fund participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Trustees. The amendments provided that no further benefits would accrue to any current or future trustees and included a onetime payment of benefits accrued under the Plan to Trustees, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Trustee's election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.

Any Trustee who receives fees from the Funds is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Wadsworth, Hardiman, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Trustees may select from among certain funds in the Scudder Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Investment Advisory and Other Services

Deutsche Asset Management, Inc. ("DeAM, Inc."), 345 Park Avenue, New York, New York 10154, acts as the investment advisor to each Fund pursuant to the terms of several management contracts (referred to collectively herein as the "Management Contracts"). Pursuant to the Management Contracts, the Advisor supervises and assists in the management of the assets of each Fund and furnishes each Fund with research, statistical, advisory and managerial services. The Advisor pays the ordinary office expenses of the Trust and the compensation, if any, of all officers and employees of the Trust and all Trustees who are "interested persons" (as defined in the 1940 Act) of the Advisor. Effective October 6, 1999, DeAM, Inc.'s name was changed from Morgan Grenfell Inc. Under the Management Contracts, the Trust, on behalf of each Fund, is obligated to pay the Advisor a monthly fee at an annual rate of each Fund's average daily net assets as follows:

          Fund                                      Annual Rate
          ----                                      -----------


          Scudder Fixed Income Fund                       0.40%
          Scudder Short Duration Fund                     0.40%
          Scudder High Income Plus Fund                   0.50%


Each Fund's advisory fees are paid monthly and will be prorated if the Advisor shall not have acted as the Fund's investment advisor during the entire monthly period.

The Advisor and the Administrator have contractually agreed to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in each Fund's Prospectuses. For each class of each Fund the contractual fee waivers cover the 16-month period from each Fund's most recently completed fiscal year. These contractual fee waivers may only be changed by a Fund's Board of Trustees.

The following table sets forth the net advisory fees that each Fund paid (and amount waived, if applicable) the Advisor during the periods indicated:

                                    For the Fiscal Year Ended October 31,
                                    -------------------------------------

                                                                       Amount           Actual Fee
                                                                       Waived            Rate Paid
                                 2004        2003          2002        (2004)              (2004)
                                 ----        ----          ----        ------            ---------

Scudder Fixed Income Fund      $4,253,088   $4,310,105   $3,298,175     $86,711            0.39%
Scudder Short Duration Fund      $806,575     $575,546     $188,384    $144,190            0.33%
Scudder High Income Plus Fund  $1,581,094   $1,933,979   $1,759,840    $413,942            0.37%


Each Management Contract between DeAM, Inc. and the Trust, with respect to each Fund, was approved by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to such Management Contract or "interested persons" of any such parties. The Management Contract will continue in effect with respect to each Fund, only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Management Contracts or "interested persons" of any such parties, or by a vote of a majority of the outstanding shares of each Fund. The Management Contracts are terminable by vote of the Board of Trustees, or, with respect to a Fund, by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Advisor. Termination of a Management Contract (that covers more than one Fund) with respect to a Fund will not terminate or otherwise invalidate any provision of such Management Contract with respect to any other Fund. The Advisor may terminate any Management Contract at any time without penalty on 60 days' written notice to the Trust. Each Management Contract terminates automatically in the event of its "assignment" (as such term is defined in the 1940 Act).

Each Management Contract provides that the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund in connection with the performance of the Advisor's obligations under the Management Contract with the Trust, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

In the management of the Funds and its other accounts, the Advisor allocates investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated based on a Fund's pro rata portion of the amount ordered. In some cases this procedure may have an adverse effect on the price or volume of the security as far as a Fund is concerned. However, it is the judgment of the Board that the desirability of continuing the Trust's advisory arrangements with the Advisor outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Transactions."

DeAM, Inc. is registered with the Commission as an investment advisor and provides a full range of investment advisory services to institutional clients. DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group.


AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as investment advisor or recommend specific mutual funds. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by the advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.


Advisory Contract Approval

Each of the Management Contracts has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Funds' Board of Trustees or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Trustees of the Funds' Board who have no direct or indirect financial interest in such agreements, with such Independent Trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). In approving the continuation of the Funds' Management Contracts, the Board, including the Independent Trustees, carefully considered (1) the nature and quality of services to be provided to each Fund; (2) the Advisors' compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with each Fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly, from certain securities lending, custody and brokerage relationships between the Funds and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Funds. After requesting and reviewing such information, as they deemed necessary, the Board concluded that the continuance of each Management Contract was in the best interest of the applicable Fund and its shareholders. The Funds or the Advisors may terminate the applicable Management Contract on sixty days' written notice without penalty. Each Management Contract will terminate automatically in the event of assignment (as defined in the 1940
Act).

                         PORTFOLIO HOLDINGS INFORMATION


The Fund's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be not more than three months). The Fund does not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit nonpublic portfolio holdings information to be shared with affiliates of the Advisor, sub-advisers, custodians, independent auditors, securities lending agents and other service providers to the Fund who require access to this information to fulfill their duties to the Fund, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, or other entities if the Fund has a legitimate business purpose in providing the information sooner than 16 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

Prior to any disclosure of the Fund's nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Fund's Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to the Fund's Trustees.


                             PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to each Board's general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of each Fund, and the interests of the Advisor and its affiliates, including each Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with each Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of each Board or of a majority of each Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: scudder.com (type "proxy voting" in the search field).

                       GENERAL INFORMATION ABOUT THE TRUST

General. The Trust was formed as a business trust under the laws of the State of Delaware on September 13, 1993, and commenced investment operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the Funds described in this SAI and five additional series. Until December 28, 1994, the Fixed Income Fund was a series of The Advisors' Inner Circle Fund, a business trust organized under the laws of The Commonwealth of Massachusetts on July 18, 1991. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established six classes of shares for all Funds other than the Scudder Fixed Income Fund: Premier shares, Institutional shares and Investment shares and Class A, Class B and Class C shares. For the Scudder Fixed Income Fund, the Trustees have established seven classes of shares: Premier shares, Institutional shares, Investment shares and Class A, B, C and R shares.

The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has equal rights as to voting, redemption, dividends and liquidations, except that only Investment shares and Class A, B and C shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of Investment shares and Class A, B, C and R shares of a Fund have exclusive voting rights with respect to the service plan adopted by the Fund.

When issued, shares of a Fund are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to shareholders. Shares of a Fund entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

Shares of a Fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of a Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and any change in the fundamental investment restrictions of such Fund. Approval by the shareholders of one Fund is effective only as to that Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.

In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

As of January 15, 2004 the following shareholders owned the following respective percentages of the outstanding shares of the Funds:

Shareholder and Trustee Liability. The Trust is organized as a Delaware business trust and, under Delaware law, the shareholders of a business trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that a Fund will not be liable for the debts or obligations of any other Fund in the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of the courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of a Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                          ANNUAL AND SEMIANNUAL REPORTS

Shareholders of a Fund receive an annual report containing audited financial statements and a semi-annual report. All transactions in shares of a Fund and dividends and distributions paid by the Fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. A year-to-date statement will be provided by the Transfer Agent.

                      CONSIDERATION FOR PURCHASES OF SHARES

The Trust generally will not issue shares of a Fund for consideration other than cash. At the Trust's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the Fund and are acquired by the Fund for investment and not for resale. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

                             ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm


PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110 acts as Independent Registered Public Accounting Firm for each Fund.

Registration Statement

The Trust has filed with the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of each Fund and certain other series of the Trust. If further information is desired with respect to the Trust, a Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof.

                              FINANCIAL STATEMENTS


The audited financial statements for each Fund for the year ended October 31, 2004 are included in, and incorporated by reference into, this SAI in reliance upon the reports of PricewaterhouseCoopers LLP, an Independent Registered Public Accounting Firm.


The Scudder Fixed Income Fund's Class R shares commenced operations on or about October 1, 2003.

                                   APPENDIX A

Bond and Commercial Paper Ratings

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Moody's Investors Service, Inc.'s Short-Term Debt Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Ratings Group's Corporate Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NY: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

Standard & Poor's Ratings Group's Commercial Paper Ratings

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch Investors Service, Inc. Bond Ratings

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Grade

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Fitch Investors Service, Inc.

Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

Duff & Phelps Bond Ratings

Investment Grade

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

High Yield Grade

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

Duff & Phelps Paper/Certificates of Deposit Ratings

Category 1: Top Grade

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

Category 2: Good Grade

Duff 2: Good certainty of timely payment. Liquidity factors and company Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Category 3: Satisfactory Grade

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

---------------------------------

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. A Fund is dependent on the investment advisor's or investment sub-advisor's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

Note:

(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of a Fund's fiscal year end.

                                             STATEMENT OF ADDITIONAL INFORMATION
                                                                February 1, 2005

INVESTMENT ADVISOR AND ADMINISTRATOR
Deutsche Asset Management, Inc.
345 Park Avenue
New York, NY 10154

DISTRIBUTOR
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

State Street Bank and Trust Company
One Heritage Drive - JPB/2N
North Quincy, MA 02171

TRANSFER AGENT
Scudder Investment Service Company
222 South Riverside Plaza
Chicago, IL 60606


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110


LEGAL COUNSEL
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

SERVICE INFORMATION
Existing accounts, new accounts, prospectuses, Statements of Additional Information, applications, service forms, telephone exchanges, share price and performance.

1-800-730-1313.

                            PART C. OTHER INFORMATION

Item 23.          Exhibits

Except as noted, the following exhibits are being filed herewith:
         (a)(1)               Agreement and Declaration of Trust of Registrant dated September 13, 1993, as amended.  /1/

         (a)(2)               Certificate of Amendment dated May 13, 2003.  /9/

         (b)                  Amended By-Laws of Registrant.  /1/

         (c)                  See Articles III, IV, and V of the Agreement and Declaration of Trust (exhibit
                              (a)) and Article II of the Amended By-Laws (exhibit (b)). /1/

         (d)(1)               Subadvisory Contract between Deutsche Asset Management Investment Services
                              Limited (formerly Morgan Grenfell Investment Services Ltd.), Deutsche Asset
                              Management Investment, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Total Return Bond Fund. /2/

         (d)(2)               Form of Investment Advisory Agreement between Deutsche Asset Management
                              Investment Services Limited and the Registrant, on behalf of International Select
                              Equity Fund and Emerging Markets Debt Fund, dated July 30, 2002. /7/

         (d)(3)               Investment Advisory Agreement between Deutsche Asset Management, Inc. and
                              Registrant, on behalf of  Fixed Income Fund, Municipal Bond Fund, Short Duration
                              Fund, Short-Term Municipal Bond Fund, High Income Plus Fund, Total Return Bond
                              Fund, European Equity Fund, Micro Cap Fund, dated July 20, 2003.  /9/

         (d)(4)               Form of Amendment to Investment Sub-Advisory Agreement between Scudder Investment
                              MG Trust, Deutsche Asset Management, Inc., and Deutsche Asset Management
                              Investment Services Limited, on behalf of Scudder European Equity Fund.  /10/

         (e)(1)               Distribution Agreement between Scudder Distributors, Inc., and the Registrant on behalf of all of its series, dated August 19, 2002.  /6/

         (e)(2)               Appendix A to Distribution Agreement between Scudder Distributors, Inc, and
                              Registrant, dated July 28, 2003.  /9/

         (f)                  Not Applicable.

         (g) (1)              Custody Agreement dated as of August 24, 1998 between Brown Brothers Harriman &
                              Co. and Registrant, on behalf of all of its series. /2/

         (g) (2)              Custody Agreement dated April 1, 2003 between State Street Bank and Trust Company and Registrant, on behalf of all its series.  /9/

         (h)(1)               Administration Agreement dated as of August 27, 1998 between Deutsche Asset
                              Management, Inc. and Registrant, on behalf of all of its series.  /2/

         (h)(2)               Transfer Agency Agreement dated December 16, 2002, between Scudder Investment
                              Services Company and Registrant, on behalf of each of its series.  /6/


                                       2

         (h)(3)               Termination of Accounting Agency Agreement dated September 8, 1998 among Brown
                              Brothers Harriman & Co., Morgan Grenfell Inc. (formerly Morgan Grenfell Capital
                              Management, Inc.) and Registrant on behalf of all of its series. /5/

         (h)(3)(i)            Accounting Services Agreement dated September 1, 2000, among Investment Company
                              Capital Corp., Deutsche Asset Management, Inc. and Registrant on behalf of
                              Short-Term Fixed Income, Short-Term Municipal Bond, Municipal Bond and Fixed
                              Income. /4/

         (h)(3)(ii)           Appendix A dated May 15, 2001 to Accounting Services Agreement dated September 1,
                              2000, among Investment Company Capital Corp., Deutsche Asset Management, Inc. and
                              Registrant on behalf of all its series.  /10/

         (h)(3)(iii)          Delegation Agreement dated as of August 24, 1998 between Brown Brothers Harriman
                              & Co. and Registrant on behalf of International Select Equity Fund, Global Equity
                              Fund, European Equity Fund, New Asia Fund, International Small Cap Equity Fund,
                              Japanese Small Cap Equity Fund, European Small Cap Equity Fund, Morgan Grenfell
                              Emerging Markets Equity Fund, Core Global Fixed Income Fund, Global Fixed Income
                              Fund, International Fixed Income Fund, Morgan Grenfell Emerging Markets Debt and
                              Emerging Local Currency Debt Fund. /2/

         (h)(3)(iv)           Fund Accounting Agreement between Investment Company Capital Corp. and Scudder
                               Fund Accounting Corp. dated June 3, 2002.  /10/

         (h)(4)(i)            Expense Limitation Agreement dated March 1, 2004 between Deutsche Asset
                               Management  Inc. and Registrant, on behalf of each class of shares listed in
                               Exhibit A. /9/

         (h)(4)(ii)           Expense Limitation Agreement dated March 1, 2004 between Deutsche Asset
                               Management  Inc. and Registrant, on behalf of each class of shares listed in
                               Exhibit A. /9/

         (h)(4)(iii)          Expense Limitation Agreement dated March 1, 2004 between Deutsche Asset
                               Management, Inc. and Registrant, on behalf of each class of shares listed on
                               Exhibit A.  /10/

         (h)(5)               Letters of Indemnity to the Scudder Funds and Independent Directors/Trustees
                               dated October 8, 2004. /11/

         (i)                  Opinion of Legal Counsel.  /10/

         (j)                  Consents of Registered Independent Accounting Firm. (Filed herein.)

         (k)                  Not Applicable.

         (l)                  Share Purchase Agreement dated as of December 29, 1993 between Registrant and SEI
                               Financial Management Corporation. /3/

         (m)(1)               Distribution (Rule 12b-1) Plan(s), dated October 1, 2003.  /8/

         (m)(2)               Amended and Restated Service Plan, dated February 17, 2000. /10/

         (n)                  Amended Rule 18f-3 Plan, dated June 23, 2003. /10/

         (p)(1)               Fund and Advisers' Codes of Ethics. /4/


                                       3

         (p)(2)               Code of Ethics for Deutsche Asset Management - U.S., dated January 1, 2004 /9/

         (p)(3)               Code of Ethics for Deutsche Asset Management - U.S., dated June 1, 2004. /11/

         (p)(4)               Code of Ethics for Deutsche Asset Management - U.S., dated January 1, 2005. Filed herein.

         (q)                  Power of Attorney.  /11/

--------------------

/1/      Filed as an exhibit to  Post-Effective  Amendment No. 9 to Registrant's
         Registration   Statement  on  February  15,  1996   (accession   number
         0000950146-96-00221) and incorporated by reference herein.

/2/      Filed as an exhibit to Post-Effective  Amendment No. 20 to Registrant's
         Registration   Statement  on  December  28,  1998   (accession   number
         0001047469-98-045270) and incorporated by reference herein.

/3/      Filed as an exhibit to Post-Effective  Amendment No. 16 to Registrant's
         Registration   Statement  on  February  11,  1997   (accession   number
         0000950146-97-000164) and incorporated by reference herein.

/4/      Filed as an exhibit to Post-Effective  Amendment No. 26 to Registrant's
         Registration   Statement  on  September  29,  2000  (accession   number
         0000950169-00-001215) and incorporated by reference herein.

/5/      Filed as an exhibit to Post-Effective  Amendment No. 44 to Registrant's
         Registration   Statement  on  February  28,  2002   (accession   number
         0000935069-02-000162) and incorporated by reference herein.

/6/      Filed as an exhibit to Post-Effective  Amendment No. 50 to Registrant's
         Registration   Statement   on  February  4,  2003   (accession   number
         0000088053-03-000153) and incorporated by reference herein.

/7/      Filed as an exhibit to Post-Effective  Amendment No. 51 to Registrant's
         Registration   Statement  on  February  28,  2003   (accession   number
         0000088053-03-000272) and incorporated by reference herein.

/8/      Filed as an exhibit to Post-Effective  Amendment No. 55 to Registrant's
         Registration   Statement   on   October  1,  2003   (accession   number
         0000088053-03-000844) and incorporated by reference herein.

/9/ Filed as an exhibit to Post-Effective Amendment No. 58 to the Registrant's Registration Statement on January 28, 2004 (accession number 0000088053-04-000093) and incorporated by reference herein.

/10/ Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Registration Statement on February 27, 2004 (accession number 0000088053-04-000148) and incorporated by reference herein.

/11/ Filed as an exhibit to Post-Effective Amendment No. 61 to the Registrant's Registration Statement on December 3, 2004 (accession number 0000088053-04-000148) and incorporated by reference herein.

Item 24.          Persons Controlled By or Under Common Control With Registrant

                  The Registrant does not directly or indirectly control any person.

Item 25.          Indemnification

                  Deutsche Investment Management Americas Inc. ("DeIM"), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Non-interested Trustees) and consultants, whether retained by the Registrant or the Non-interested Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant ("Private Litigation and Enforcement Actions"). In the event that this indemnification is unavailable to the Registrant for any reason, then DeIM has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DeIM and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, however, if no final determination is made in such action or proceeding as to the relative fault of DeIM and the Registrant, then DeIM shall pay the entire amount of such loss, damage, liability or expense.

                  In recognition of its undertaking to indemnify the Registrant, DeIM has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Non-interested Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Non-interested Trustees, arising from the Private Litigation and Enforcement, including without limitation:

                  1. all reasonable legal and other expenses incurred by the Non-interested Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

                  2. all liabilities and expenses incurred by any Non-interested Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

                  3. any loss or expense incurred by any Non-interested Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeIM (or by a representative of DeIM acting as such, acting as a representative of the Registrant or of the Non-interested Trustees or acting otherwise) for the benefit of the Non-interested Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeIM, any of its corporate affiliates, or any of their directors, officers or employees;

                  4. any loss or expense incurred by any Non-interested Trustee, whether or not such loss or expense is otherwise covered under the terms of a policy of insurance, but for which the Non-interested Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DeIM or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to a matter which is the subject of the indemnification agreement; provided, however, the total amount which DeIM will be obligated to pay under this provision for all loss or expense, will not exceed the amount that DeIM and any of its affiliate actually receive under that policy or insurance for or with respect to a matter which is the subject of the indemnification agreement; and

                  5. all liabilities and expenses incurred by any Non-interested Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DeIM prevails on the merits of any such dispute in a final, nonappealable court order.

                  DeIM is not required to pay costs or expenses or provide indemnification to or for any individual Non-interested Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Non-interested

                  Trustee ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Non-interested Trustee to the Registrant or its shareholders to which such Non-interested Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee's duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeIM has paid costs or expenses under the agreement to any individual Non-interested Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Non-interested Trustee's liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee's duties as a Trustee of the Registrant, such Non-interested Trustee has undertaken to repay such costs or expenses to DeIM.


Item 26.          Business And Other Connections of Investment Adviser

                  During the last two fiscal years, no director or officer of Deutsche Asset Management, Inc., (File No. 801-27291) the Funds' investment advisor, has engaged in any other business, profession, vocation, or employment of a substantial nature other than that of the business of investment management and through affiliates, investment banking.

Item 27.          Principal Underwriters

                  (a)

                  Scudder Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for certain registered open-end management investment companies and exclusive placement agent for certain master portfolios managed by Deutsche Investment Management Americas Inc. and Deutsche Asset Management Inc.

                  (b)

                  Information on the officers and directors of Scudder Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

         Scudder Distributors, Inc.
         Name and Principal                 Positions and Offices with              Positions and
         Business Address                   Scudder Distributors, Inc.              Offices with Registrant
         ----------------                   --------------------------              -----------------------
         Thomas F. Eggers                   Chief Executive Officer, Chairman and    None
         1325 Avenue of the Americas        Director
         New York, NY  10019

         Vincent J. Esposito                Vice President and Director              None
         60 Wall Street
         New York, NY  10005

         Michael L. Gallagher               President and Director                   None
         222 South Riverside Plaza
         Chicago, IL  60606

         Ralph Mattone                      Chief Operating Officer and Treasurer
         60 Wall Street
         New York, NY  10005

         Michael Volo                       Chief Operating Officer and Vice         None
         1325 Avenue of the Americas        President
         New York, NY  10019


                                       6

         Scudder Distributors, Inc.
         Name and Principal                 Positions and Offices with              Positions and
         Business Address                   Scudder Distributors, Inc.              Offices with Registrant
         ----------------                   --------------------------              -----------------------

         Caroline Pearson                   Secretary                                Assistant Secretary
         Two International Place
         Boston, MA  02110-4103

         Donna M. White                     Chief Compliance Officer                 None
         1251 Avenue of the Americas
         New York, NY 10020

         David Edlin                        Vice President                           None
         222 South Riverside Plaza
         Chicago, IL  60606

         Robert Froelich                    Vice President                           None
         222 South Riverside Plaza
         Chicago, IL  60606

         M. Patrick Donovan                 Vice President & Anti-Money Laundering   None
         Two International Place            Compliance Officer
         Boston, MA  02110-4103

         Thomas Winnick                     Vice President                           None
         1325 Avenue of the Americas
         New York, NY  10019

         Philip J. Collora                  Assistant Secretary                      None
         222 South Riverside Plaza
         Chicago, IL  60606

         (c)      Not applicable

Item 28.          Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Deutsche Asset Management                          One South Street
                                                   Baltimore, MD 21202

Deutsche Asset Management, Inc.                    345 Park Avenue
(Advisor, Administrator)                           New York, NY 10017

Scudder Distributors, Inc. (Distributor)           222 South Riverside Plaza
                                                   Chicago, IL 60606

Scudder Investment Services Company                811 Main Street
(Transfer Agent)                                   Kansas City, Missouri 64105

Brown Brothers Harriman & Co.                      40 Water Street
(Custodian)                                        Boston, MA 02109

State Street Bank and                              225 Franklin Street
Trust Company                                      Boston, MA 02110
(Custodian)

Item 29.          Management Services

                  Not Applicable.

Item 30.          Undertaking

                  Not Applicable.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York, on the 25th day of January 2005.

                                                SCUDDER MG INVESTMENTS TRUST

                                                By: s/Julian F. Sluyters
                                                    ----------------------------
                                                    Julian F. Sluyters
                                                    Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                                  TITLE                                        DATE
---------                                  -----                                        ----


s/Julian F. Sluyters
-------------------------------------
Julian F. Sluyters                         Chief Executive Officer                      January 25, 2005

/s/Joseph R. Hardiman
-------------------------------------
Joseph R. Hardiman*                        Chariman and Trustee                         January 25, 2005

/s/Paul Schubert
-------------------------------------
Paul Schubert                              Chief Financial Officer                      January 25, 2005

/s/ Richard R. Burt
-------------------------------------
Richard R. Burt*                           Trustee                                      January 25, 2005

/s/ S. Leland Dill
-------------------------------------
S. Leland Dill*                            Trustee                                      January 25, 2005

/s/ Martin J. Gruber
-------------------------------------
Martin J. Gruber*                          Trustee                                      January 25, 2005

/s/ Richard J. Herring
-------------------------------------
Richard J. Herring*                        Trustee                                      January 25, 2005

/s/ Graham E. Jones
-------------------------------------
Graham E. Jones*                           Trustee                                      January 25, 2005

/s/ Rebecca W. Rimel
-------------------------------------
Rebecca W. Rimel*                          Trustee                                      January 25, 2005

/s/ Philip Saunders, Jr.
-------------------------------------
Philip Saunders, Jr.*                      Trustee                                      January 25, 2005

/s/ William N. Searcy
-------------------------------------
William N. Searcy*                         Trustee                                      January 25, 2005

/s/William N. Shiebler
-------------------------------------
William N. Shiebler*                       Trustee                                      January 25, 2005

*By:     /s/Caroline Pearson
         ----------------------------
         Caroline Pearson**
         Assistant Secretary

** Attorney-in-fact pursuant to the powers of attorney as contained in and incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement, as filed on December 3, 2002 and Post-Effective Amendment No. 61 to the Registration Statement, as filed on December 3, 2004.

                                                      1933 Act File No. 33-68704
                                                      1940 Act File No. 811-8006


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 64

                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 65

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                          SCUDDER MG INVESTMENTS TRUST

                          SCUDDER MG INVESTMENTS TRUST

                                  EXHIBIT INDEX



                                       (j)
                                     (p)(4)




                                       10